EXECUTION VERSION
AMENDMENT NO. 2 TO BASE INDENTURE AND AMENDMENT NO. 3 TO SERIES 2020-VF1 INDENTURE SUPPLEMENT
This Amendment No. 2 (the “Base Indenture Amendment”) to the Base Indenture (as defined below) and Amendment No. 3 (the “Indenture Supplement Amendment” and together with the Base Indenture Amendment, collectively, the “Amendment”) to Series 2020-VF1 Indenture Supplement (as defined below), dated as of February 14, 2022, is made by and among LOANDEPOT AGENCY ADVANCE RECEIVABLES TRUST, a statutory trust organized under the laws of the State of Delaware (the “Issuer”), CITIBANK, N.A., a national banking association, as indenture trustee (the “Indenture Trustee”), as calculation agent (the “Calculation Agent”), as paying agent (the “Paying Agent”), as custodian (the “Custodian”) and as securities intermediary (the “Securities Intermediary”), LOANDEPOT.COM, LLC, a limited liability company organized in the State of Delaware, as servicer (the “Servicer”) and as administrator (the “Administrator”), JPMORGAN CHASE BANK, N.A. (“JPMorgan”), a national banking association, as administrative agent (the “Administrative Agent”), and consented to by JPMorgan, as noteholder of the Series 2020-VF1 Variable Funding Notes (in such capacity, the “Noteholder”).
RECITALS
The Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Custodian, the Securities Intermediary, the Servicer, the Administrator and the Administrative Agent, are parties to that certain Indenture, dated as of September 24, 2020, as amended by Amendment No. 1, dated as of October 28, 2020 (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the “Base Indenture”), the provisions of which are incorporated, as modified by that certain Series 2020-VF1 Indenture Supplement, dated as of September 24, 2020, as amended by that certain Amendment No. 1, dated as of October 28, 2020, as amended by Amendment No. 2, dated as of September 23, 2021 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Existing Indenture Supplement” and together with the Base Indenture, the “Indenture”), among the parties to the Base Indenture. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Base Indenture or the Existing Indenture Supplement, as applicable.
The Issuer, Indenture Trustee, Servicer, Administrator, Administrative Agent, and the Noteholder have agreed, subject to the terms and conditions of this Amendment, that the Existing Indenture Supplement be amended to reflect certain agreed upon revisions to the terms of the Existing Indenture Supplement.
Pursuant to Section 12.2 of the Base Indenture and Sections 12(a) and 12(b) of the Existing Indenture Supplement, the Issuer, Indenture Trustee, Servicer, Administrator, and the Administrative Agent, with the consent of 100% of the Noteholders of the Series 2020-VF1 Variable Funding Notes, may amend the Existing Indenture Supplement, with the consent of the Derivative Counterparty, if any, and the Series Required Noteholders of each Series materially and adversely affected by such amendment and upon delivery of an Issuer Tax Opinion (unless the Noteholders unanimously consent to waive such opinion), for the purpose of adding or changing in any manner any provisions of the Existing Indenture Supplement.

Pursuant to Section 12.3 of the Base Indenture, the Issuer shall deliver to the Indenture Trustee an Opinion of Counsel stating that the execution of such amendment is authorized and permitted by the Base Indenture and the Existing Indenture Supplement, and that all conditions precedent thereto have been satisfied (the “Authorization Opinion”).
As of the date hereof, there are no Derivative Counterparties.
The Series 2020-VF1 Variable Funding Notes is the sole Series and Class of Outstanding Notes. The Noteholder holds 100% of the Series 2020-VF1 Variable Funding Notes and therefore is the Series Required Noteholder.
The Noteholder waives the requirements for the delivery of an Issuer Tax Opinion and an Authorization Opinion in connection with this Amendment.
Accordingly, the Issuer, Indenture Trustee, Servicer, Administrator, Administrative Agent, and the Noteholder hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Indenture Supplement is hereby amended as follows:
SECTION 1.    Amendments to the Base Indenture and to the Existing Indenture Supplement. Effective as of the Amendment Effective Date, the Base Indenture and the Existing Indenture Supplement are hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in Exhibits A and B hereto.
SECTION 2.    Consent of Noteholder. The Noteholder hereby represents and certifies that (i) it holds 100% of the Series 2020-VF1 Variable Funding Notes and therefore is the Series Required Noteholder with the right to instruct the Indenture Trustee, (ii) it has the authority to deliver this certification and the directions included herein to the Indenture Trustee, such power has not been granted or assigned to any other person, and the Indenture Trustee may conclusively rely upon this certification, (iii) it acknowledges and agrees that the amendments effected by this Amendment shall become effective on the Amendment Effective Date, and (iv) its consent to this Amendment shall constitute an “Act” by it as described in Section 1.5 of the Base Indenture.
SECTION 3.    Condition to Effectiveness of this Amendment. This Amendment shall become effective upon the execution and delivery of this Amendment by all parties hereto (the “Amendment Effective Date”).
SECTION 4.    Waiver of Authorization Opinion and Officer’s Certificate. The Noteholder hereby instructs the Indenture Trustee to waive delivery of (i) the Authorization Opinion and (ii) an Officer’s Certificate required pursuant to Section 1.3 of the Base Indenture, in connection with this Amendment. In reliance on the foregoing, the requirement for the delivery of the Authorization Opinion and the Officer’s Certificate in connection with this Amendment is waived. loanDepot, in its capacity as Certificateholder of the Trust Certificate, hereby instructs the Owner Trustee to waive delivery of the opinion required pursuant to Section

11.1 of the Trust Agreement in connection with this Amendment. In reliance on the foregoing, the requirement for the delivery of such opinion is waived.
SECTION 5.    Effect of Amendment.
(a)    Except as expressly amended and modified by this Amendment, all provisions of the Existing Indenture Supplement and the Base Indenture shall remain in full force and effect and all such provisions shall apply equally to the terms and conditions set forth herein. This Amendment shall be effective as of the Amendment Effective Date upon the satisfaction of the conditions precedent set forth in Section 3 hereof and shall not be effective for any period prior to the Amendment Effective Date. After this Amendment becomes effective, all references in the Indenture Supplement or the Base Indenture to “this Indenture Supplement,” “this Indenture,” “hereof,” “herein” or words of similar effect referring to the Existing Indenture Supplement and Base Indenture shall be deemed to be references to the Existing Indenture Supplement or the Base Indenture, as applicable, as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Existing Indenture Supplement or the Base Indenture other than as set forth herein.
(b)    The parties hereto have entered into this Amendment solely to amend the terms of the Base Indenture and the Existing Indenture Supplement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owed by the parties hereto or any other party to the Base Indenture or the Existing Indenture Supplement under or in connection with the Base Indenture, the Existing Indenture Supplement or any of the other Transaction Documents. It is the intention and agreement of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the Notes, all other sums payable by the Issuer under the Indenture and the compliance by the Issuer with the provisions of the Indenture are preserved, (ii) the liens and security interests granted under the Indenture continue in full force and effect, and (iii) any reference to the Base Indenture or the Existing Indenture Supplement in any such Transaction Document shall be deemed to reference to the Base Indenture or the Existing Indenture Supplement, as applicable, as amended by this Amendment.
SECTION 6.    Representations and Warranties.  The Issuer hereby represents and warrants to the Indenture Trustee, the Noteholder, the Servicer, any Derivative Counterparty, any Supplemental Credit Enhancement Provider and any Liquidity Provider that it is in compliance with all the terms and provisions set forth in the Base Indenture on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 9.1 of the Base Indenture.
SECTION 7.    Limited Effect. Except as expressly amended and modified by this Amendment, the Indenture shall continue to be, and shall remain, in full force and effect in accordance with its terms and the execution of this Amendment.
SECTION 8.    Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 9.     Recitals. The statements contained in the recitals to this Amendment shall be taken as the statements of the Issuer, and the Indenture Trustee (in each capacity) assumes no responsibility for their correctness. The Indenture Trustee makes no representation as to the validity or sufficiency of this Amendment (except as may be made with respect to the validity of its own obligations hereunder). In entering into this Amendment, the Indenture Trustee shall be entitled to the benefit of every provision of the Base Indenture relating to the conduct of or affecting the liability of or affording protection to the Indenture Trustee.
SECTION 10.    Counterparts. This Amendment may be executed in one or more counterparts and by the different parties hereto on separate counterparts, including without limitation counterparts transmitted by facsimile or other electronic transmission, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.
SECTION 11.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
SECTION 12.    Owner Trustee Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Savings Fund Society, FSB (“WSFS”), not individually or personally, but solely as Owner Trustee of the Issuer under the Trust Agreement, in the exercise of the powers and authority conferred and vested in WSFS as Owner Trustee under the Trust Agreement, (b) each of the representations, warranties, undertakings, obligations and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking, obligation, warranty or agreement by WSFS, but is made and intended for the purpose of binding only, and is binding only on, the Issuer, (c) nothing herein contained shall be construed as creating any liability on WSFS individually or personally, to perform any covenant or obligation of the Issuer, either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WSFS has made and will make no investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Amendment, and (e) under no circumstances shall WSFS be personally liable for the payment of any indebtedness, indemnities or expenses of the Issuer or be liable for the performance, breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer or by WSFS as Owner Trustee on behalf of the Issuer under this Amendment or the other Transaction Documents as to all of which recourse shall be had solely to the assets of the Issuer.
The parties hereto hereby acknowledge and agree that certain duties, rights and obligations of the Issuer hereunder will be exercised and performed on behalf of the Issuer by the Administrator pursuant to the Administration Agreement, except to the extent the Owner Trustee is expressly obligated to perform such obligation under the Trust Agreement or expressly required under applicable law, and hereby acknowledge and accept the terms of the Trust Agreement as of the date hereof and (ii) under no circumstances shall the Owner Trustee have any duty or obligation to supervise or monitor the performance of the Issuer, or to supervise or monitor the performance or to exercise or perform the rights, duties or obligations, of the Custodian, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Servicer, the Administrator, the Administrative Agent or any other Person (except the Issuer as expressly set forth in the Transaction Documents) hereunder.
SECTION 13.    Indenture Trustee. Each of the Noteholder and the Issuer authorize and direct the Indenture Trustee to execute this Amendment. The Issuer certifies that pursuant to Section 11.15 of the Base Indenture, the Issuer is duly authorized to direct the Indenture Trustee and agrees that all actions taken by the Indenture Trustee in connection with this Amendment are covered by the indemnity provisions in Section 11.7(b) of the Indenture.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.
LOANDEPOT AGENCY ADVANCE RECEIVABLES TRUST, as Issuer
By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee
By:    /s/ Mary Emily Pagano
Name:    Mary Emily Pagano
Title:    Assistant Vice President

[Signature page to Amendment No. 2 to Base Indenture and Amendment No. 3 to Series 2020-VF1 Indenture Supplement]

LOANDEPOT.COM, LLC, as Servicer and as Administrator
By:    /s/ Patrick Flanagan
Name:    Patrick Flanagan
Title:    CFO

CITIBANK, N.A., as Indenture Trustee, Calculation Agent, Paying Agent, Custodian and Securities Intermediary, and not in its individual capacity
By:    /s/ Valerie Delgado
Name:    Valerie Delgado
Title:    Senior Trust Officer

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:    /s/ Jonathan Davis
Name:    Jonathan Davis
Title:    Executive Director

CONSENTED TO BY:

JPMORGAN CHASE BANK, N.A., as 100% Noteholder of the Series 2020-VF1 Variable Funding Notes
By:    /s/ Jonathan Davis
Name:    Jonathan Davis
Title:    Executive Director

EXHIBIT A

A-1

CONFORMED COPY REFLECTING:
AMENDMENT NO. 1, DATED AS OF OCTOBER 28, 2020
AND AMENDMENT NO. 2, DATED AS OF FEBRUARY 2, 2022
    INDENTURE
LOANDEPOT AGENCY ADVANCE RECEIVABLES TRUST,
as Issuer
and
CITIBANK, N.A.,
as Indenture Trustee, Calculation Agent, Paying Agent, Custodian and Securities Intermediary
and
LOANDEPOT.COM, LLC,
as Servicer and as Administrator

and
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent
Dated as of September 24, 2020
____________________
LOANDEPOT AGENCY ADVANCE RECEIVABLES TRUST
ADVANCE RECEIVABLES BACKED NOTES, ISSUABLE IN SERIES
Certain confidential information contained in this document, marked by “[***]”, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

TABLE OF CONTENTS
Page

Article I Definitions and Other Provisions of General Application	5
Section 1.1. Definitions.	5
Section 1.2. Interpretation.	51
Section 1.3. Compliance Certificates and Opinions.	53
Section 1.4. Form of Documents Delivered to Indenture Trustee.	53
Section 1.5. Acts of Noteholders.	54
Section 1.6. Notices, etc., to Indenture Trustee, Issuer, Administrator and the Administrative Agent.	55
Section 1.7. Notices to Noteholders; Waiver.	56
Section 1.8. Administrative Agent.	56
Section 1.9. Effect of Headings and Table of Contents.	57
Section 1.10. Successors and Assigns.	58
Section 1.11. Severability of Provisions.	58
Section 1.12. Benefits of Indenture.	58
Section 1.13. Governing Law.	58
Section 1.14. Counterparts.	58
Section 1.15. Submission to Jurisdiction; Waivers.	59
Article II The Trust Estate	60
Section 2.1. Contents of Trust Estate.	60
Section 2.2. Receivable Files.	63
Section 2.3. Indemnity Payments for Receivables Upon Breach.	65
Section 2.4. Duties of Custodian with Respect to the Receivables Files.	66
Section 2.5. Application of Trust Money.	66
Article III Administration of Receivables; Reporting to Investors	67
Section 3.1. Duties of the Calculation Agent.	67
Section 3.2. Reports by Administrator and Indenture Trustee.	70
Section 3.3. Annual Statement as to Compliance; Notice of Default; Agreed Upon Procedures Reports.	75
Section 3.4. Access to Certain Documentation and Information.	78
Section 3.5. Indenture Trustee to Make Reports Available.	80
Article IV The Trust Accounts; Payments	81
Section 4.1. Trust Accounts.	81
Section 4.2. Collections and Disbursements of Advances by Servicer.	83
Section 4.3. Funding of Additional Receivables.	84
Section 4.4. Interim Payment Dates.	89
Section 4.5. Payment Dates.	91
Section 4.6. Series Reserve Account.	96
Section 4.7. Collection and Funding Account, Interest Accumulation Account, Fee Accumulation Account, and Target Amortization Principal Accumulation Account.	98
i

Section 4.8. Note Payment Account.	99
Section 4.9. Securities Accounts.	100
Section 4.10. Notice of Adverse Claims.	102
Section 4.11. No Gross Up.	102
Section 4.12. Facility Early Amortization Events; Target Amortization Events.	103
Article V Note Forms	103
Section 5.1. Forms Generally.	103
Section 5.2. Forms of Notes.	104
Section 5.3. Form of Indenture Trustee’s Certificate of Authentication.	105
Section 5.4. Book-Entry Notes.	105
Section 5.5. Beneficial Ownership of Global Notes.	107
Section 5.6. Notices to Depository.	108
Article VI The Notes	108
Section 6.1. General Provisions; Notes Issuable in Series; Terms of a Series or Class Specified in an Indenture Supplement.	108
Section 6.2. Denominations.	110
Section 6.3. Execution, Authentication and Delivery and Dating.	110
Section 6.4. Temporary Notes.	111
Section 6.5. Registration, Transfer and Exchange.	112
Section 6.6. Mutilated, Destroyed, Lost and Stolen Notes.	121
Section 6.7. Payment of Interest; Interest Rights Preserved; Withholding Taxes.	121
Section 6.8. Persons Deemed Owners.	122
Section 6.9. Cancellation.	122
Section 6.10. New Issuances of Notes.	122
Article VII Satisfaction and Discharge; Cancellation of Notes Held by the Issuer or Depositor or Receivables Seller	125
Section 7.1. Satisfaction and Discharge of Indenture.	125
Section 7.2. Application of Trust Money.	126
Section 7.3. Cancellation of Notes Held by the Issuer, the Depositor or the Receivables Seller.	126
Article VIII Events of Default and Remedies	126
Section 8.1. Events of Default.	126
Section 8.2. Acceleration of Maturity; Rescission and Annulment.	128
Section 8.3. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.	129
Section 8.4. Indenture Trustee May File Proofs of Claim.	130
Section 8.5. Indenture Trustee May Enforce Claims Without Possession of Notes.	131
Section 8.6. Application of Money Collected.	131
Section 8.7. Sale of Collateral Requires Consent of Majority of All Noteholders.	131
Section 8.8. Noteholders Have the Right to Direct the Time, Method and Place of Conducting Any Proceeding for Any Remedy Available to the Indenture Trustee.	131
Section 8.9. Limitation on Suits.	132

SCHEDULES AND EXHIBITS
Schedule 1    Designated Servicing Contract Schedule
Schedule 2    Designated Servicing Contracts that may be subserviced by subservicers on behalf of Servicer in accordance with clause (viii) of the definition of “Facility Eligible Pool”
Schedule 3    Wiring Instructions
Exhibit A-1    Form of Global Rule 144A Note
Exhibit A-2    Form of Definitive Rule 144A Note
Exhibit A-3    Form of Global Regulation S Note
Exhibit A-4    Form of Definitive Regulation S Note
Exhibit B-1    Form of Transferee Certificate for Transfers of Notes pursuant to Rule 144A
Exhibit B-2    Form of Transferee Certificate for Transfer of Notes pursuant to Regulation S
Exhibit C    [Reserved]
Exhibit D    Agreed Upon Procedures
Exhibit E    Form of additional transferee certification required under Section 6.5(m) of the Indenture
Exhibit F    Form of additional transferee certification required under Sections 6.5(m) and (n) of the Indenture
Exhibit G    Form of Release of Lien

v

THIS INDENTURE (as amended, supplemented, restated, or otherwise modified from time to time, the “Indenture”), is made and entered into as of September 24, 2020 (the “Closing Date”) by and among LOANDEPOT AGENCY ADVANCE RECEIVABLES TRUST, a statutory trust organized under the laws of the State of Delaware (the “Issuer”), CITIBANK, N.A., a national banking association (“Citibank”), in its capacity as Indenture Trustee (the “Indenture Trustee”), and as Calculation Agent, Paying Agent, Custodian and Securities Intermediary (in each case, as defined below), LOANDEPOT.COM, LLC, a limited liability company organized in the State of Delaware, as servicer (“Servicer”) and as administrator (“Administrator”), and JPMORGAN CHASE BANK, N.A., a national banking association (“JPMorgan”), as Administrative Agent (as defined below).
RECITALS OF THE ISSUER
The Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance of its Variable Funding and Term Notes to be issued in one or more Series and/or Classes.
All things necessary to make this Indenture a valid agreement of the Issuer, in accordance with its terms, have been done.
GRANTING CLAUSE
Subject to the terms and conditions set forth in this Indenture and the terms and provisions of the applicable Consent, the Issuer hereby Grants to the Indenture Trustee for the benefit and security of (a) the Noteholders, (b) each Derivative Counterparty, if any, and/or each Supplemental Credit Enhancement Provider, if any, and/or each Liquidity Provider, if any, that is a party to any Derivative Agreement, Supplemental Credit Enhancement Agreement or Liquidity Facility, as applicable, entered into in connection with the issuance of a Series of Notes, in each case to the extent that the related Derivative Agreement, Supplemental Credit Enhancement Agreement or Liquidity Facility expressly states that such Derivative Counterparty, Supplemental Credit Enhancement Provider or Liquidity Provider, as the case may be, is entitled to the benefit of the Collateral, and (c) the Indenture Trustee, in its individual capacity (the Persons identified in clauses (a), (b) and (c), each, a “Secured Party” and collectively, the “Secured Parties”), a security interest in all its right, title and interest in and to the following, whether now owned or hereafter acquired and wheresoever located (collectively, the “Collateral”), and all monies, “securities,” “instruments,” “accounts,” “general intangibles,” “payment intangibles,” “goods,” “letter of credit rights,” “chattel paper,” “financial assets,” “investment property” (the terms in quotations are defined in the UCC) and other property consisting of, arising from or relating to any of the following:
(i)    all right, title and interest of the Issuer (A) existing as of the Cut-off Date in, to and under the Initial Receivables, and (B) in, to and under any Additional Receivables, and (C) in the case of both Initial Receivables and Additional Receivables, all monies due or to become due thereon, and all amounts received or receivable with respect thereto, and all proceeds thereof (including “proceeds” as defined in the UCC in effect in all relevant jurisdictions (including, without limitation, any proceeds of any Sales)), together with all rights of the Issuer, as the assignee of the Receivables Seller, to enforce such Receivables (and including any Indemnity Payments made with respect to the Receivables for which a payment is made by the Issuer, the Depositor or the Receivables Seller as described in Section 2.3);
(ii)    all rights of the Issuer as purchaser under the Receivables Pooling Agreement, including, without limitation, the Issuer’s rights as assignee of the Depositor’s rights under the Receivables Sale Agreement, including, without limitation, the right to enforce the obligations of the Receivables Seller and the Servicer under the Receivables Sale Agreement with respect to the Receivables;
(iii)    all rights of the Issuer as purchaser under each Assignment and Recognition Agreement, including, without limitation, the Issuer’s rights to enforce the obligations of the Receivables Seller and the Servicer under each Assignment and Recognition Agreement with respect to the Receivables;
(iv)    the Trust Accounts, and all amounts and property on deposit or credited to the Trust Accounts (excluding investment earnings thereon) from time to time (whether or not constituting or derived from payments, collections or recoveries received, made or realized in respect of the Receivables);
(v)    all rights of the Issuer under any Derivative Agreement or Supplemental Credit Enhancement Agreement;
(vi)    all right, title and interest of the Issuer as assignee of the Depositor, the Receivables Seller and the Servicer to rights to payment on the Receivables with respect to each Mortgage Loan set forth in the related Designated Pool on the related Sale Dates of the Receivables, and under all related documents, instruments and agreements pursuant to which the Receivables Seller acquired, or acquired an interest in, any of the Receivables;
(vii)    all other monies, securities, reserves and other property now or at any time in the possession of the Indenture Trustee or its bailee, agent or custodian and relating to any of the foregoing; and
(viii)    all present and future claims, demands, causes and choses in action in respect of any and all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in respect of, any and all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.
The Security Interest in the Trust Estate is Granted to secure the Notes issued pursuant to this Indenture (and the obligations under this Indenture, any Indenture Supplement and any applicable Derivative Agreement, Supplemental Credit Enhancement Agreement and/or Liquidity Facility) equally and ratably without prejudice, priority or distinction between any Note and any other Note by reason of difference in time of issuance or otherwise, except as otherwise expressly provided in this Indenture or in any Indenture Supplement, and to secure

(1) the payment of all amounts due on such Notes (and, to the extent so specified, the obligations under any applicable Derivative Agreement, Supplemental Credit Enhancement Agreement and/or Liquidity Facility) in accordance with their terms, (2) the payment of all other sums payable by the Issuer under this Indenture or any Indenture Supplement and (3) compliance by the Issuer with the provisions of this Indenture or any Indenture Supplement. This Indenture, as it may be supplemented, including by each Indenture Supplement, is a security agreement within the meaning of the UCC.
The Indenture Trustee acknowledges the Grant of such Security Interest, and agrees to perform the duties herein in accordance with the terms hereof. The Indenture Trustee also acknowledges that the Grant of any Security Interest in a Derivative Agreement or Derivative Collateral Account is solely for the purpose of securing the related Series of Notes (and the related obligations of the Issuer under this Indenture, any related Indenture Supplement, such Derivative Agreement and any related Supplemental Credit Enhancement Agreement). Although such Derivative Agreement, the Derivative Collateral Account and the amounts and property on deposit or credited to the Derivative Collateral Account may, in the exercise of remedies under this Indenture and any related Indenture Supplement, be disposed of as provided in this Indenture, any related Indenture Supplement and such Derivative Agreement. Notwithstanding the foregoing, the exercise of remedies under such Derivative Agreement against any such amounts and property in the Derivative Collateral Account shall be strictly in accordance with the terms set forth in such Derivative Agreement.
The Issuer hereby authorizes the Administrator, on behalf of the Issuer and the Indenture Trustee, and its assignees, successors and designees to file one or more UCC financing statements, financing statement amendments and continuation statements to perfect the security interest Granted above, and to exercise all other rights and remedies pursuant to the UCC. In addition, the Issuer hereby consents to the filing of a financing statement describing the Collateral covered thereby as “all assets of the Debtor, now owned or hereafter acquired,” or such similar language as the Administrator, on behalf of the Indenture Trustee, and its assignees, successors and designees may deem appropriate.
Notwithstanding the foregoing or anything to the contrary in this Indenture or any of the other Transaction Documents, the security interest of the Indenture Trustee created hereby with respect to the Collateral is subject to the following provision, which provision shall also be included in each financing statement filed in respect hereof:
NOTICE OF SUBORDINATION SOLELY WITH RESPECT TO COLLATERAL RELATING TO FANNIE MAE MORTGAGE LOANS:
The Security Interest described herein is subordinate to all rights of Fannie Mae under (i) the terms of an Acknowledgment Agreement, with respect to the Security Interest among Fannie Mae, loanDepot.com, LLC (the “Debtor”) JPMorgan Chase Bank, N.A., loanDepot Agency Advance Receivables Depositor, LLC, loanDepot Agency Advance Receivables Trust, LD Holdings Group LLC, and Citibank, N.A. (the “Acknowledgment Agreement”), and (ii) the Mortgage Selling and Servicing Contract, the Fannie Mae Selling Guide, the Fannie Mae Servicing Guide and all supplemental servicing instructions or directives provided by Fannie Mae, all applicable master agreements, recourse agreements, repurchase agreements, indemnification agreements, loss-sharing agreements, and any other agreements between Fannie Mae and the Debtor, and all as amended, restated or supplemented from time to time (collectively, the “Fannie Mae Lender Contract”), which rights include the right of Fannie Mae to terminate the Fannie Mae Lender Contract with or without cause and the right to sell, or have transferred, the related servicing rights.
Subject to the interests and rights of Freddie Mac and Fannie Mae as set forth in this Indenture and in the applicable Consent, the Issuer hereby irrevocably constitutes and appoints the Indenture Trustee and any officer or agent thereof, effective upon the occurrence and during the continuation of an Event of Default, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Issuer and in the name of the Issuer, for the purpose of carrying out the terms of this Indenture and each Indenture Supplement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Indenture, each Indenture Supplement, the Receivables Sale Agreement, the Receivables Pooling Agreement and each Assignment and Recognition Agreement, and, without limiting the generality of the foregoing, the Issuer hereby gives the Indenture Trustee the power and right (1) to take possession of and endorse and collect any wired funds, checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable Granted by the Issuer to the Indenture Trustee from Freddie Mac or Fannie Mae, the Obligors on underlying Mortgage Loans, the Receivables Seller or the Servicer, as the case may be, or out of the related Designated Pools, (2) to file any claim or proceeding in any court of law or equity or take any other action otherwise deemed appropriate by the Indenture Trustee for the purpose of collecting any and all such moneys due from Freddie Mac or Fannie Mae, or the Receivables Seller or the Servicer or the related Subservicer under such Receivable or out of the related Designated Pools whenever payable and to enforce any other right in respect of any Receivable Granted by the Issuer or related to the Trust Estate, (3) to direct Freddie Mac (solely upon the terms and conditions of the applicable Consent), Fannie Mae (solely on the terms and conditions of the applicable Consent) or the Servicer to make payment of any and all moneys due or to become due under the Receivable Granted by the Issuer directly to the Indenture Trustee or as the Indenture Trustee shall direct, (4) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due from Freddie Mac (solely upon the terms and conditions of the applicable Consent), Fannie Mae (solely on the terms and conditions of the applicable Consent), the Servicer or the related Subservicer at any time in respect of or arising out of any Receivable Granted by the Issuer, out of the related Pools, (5) to sign and endorse any assignments, notices and other documents in connection with the Receivables Granted by the Issuer or the Trust Estate, and (6) to sell, transfer, pledge and make any agreement with respect to or otherwise deal with the Receivables Granted by the Issuer and the Trust Estate as fully and completely as though the Indenture Trustee were the absolute owner thereof for all purposes, and do, at the Indenture Trustee’s option and at the expense of the Issuer, at any time, or from time to time, all acts and things which the Indenture Trustee deems necessary to protect, preserve or realize upon the Receivable Granted by the Issuer or the Trust Estate and the Indenture Trustee’s and the Issuer’s respective security interests and ownership interests therein and to effect the intent of this Indenture, all as fully and effectively as the Issuer might do (solely on the terms and conditions of the applicable Consent). Nothing contained herein shall in any way be deemed to be a grant of power or authority to the Indenture Trustee or any officer or agent thereof to take any of the actions described in this paragraph with respect to any underlying Obligor under any Mortgage Loan in any Pool, for which an Advance was made.
Subject to the interests and rights of Freddie Mac and Fannie Mae as set forth in this Indenture and in the applicable Consent, the parties hereto intend that the Security Interest Granted under this Indenture shall give the Indenture Trustee on behalf of the Secured Parties a first priority perfected security interest in, to and under the Collateral, and all other property described in this Indenture as a part of the Trust Estate and all proceeds of any of the foregoing in order to secure the obligations of the Issuer to the Indenture Trustee, the Noteholders under the Notes, and to any Derivative Counterparty, Supplemental Credit Enhancement Provider and/or any Liquidity Provider under this Indenture, the related Indenture Supplement and all of the other Transaction Documents. The Indenture Trustee on behalf of the Secured Parties shall have all the rights, powers and privileges of a secured party under the UCC. The Issuer agrees to execute and file all filings (including filings under the UCC) and take all other actions reasonably necessary in any jurisdiction to provide third parties with notice of the Security Interest Granted pursuant to this Indenture and to perfect such Security Interest under the UCC. By their execution of and/or consent to this Indenture and/or acceptance of the Notes and other benefits hereunder, the Issuer hereby directs and the Secured Parties hereby grant the Indenture Trustee authority to enter into and deliver each Consent on behalf of such Secured Parties and act exclusively for such Secured Parties with respect to Freddie Mac or Fannie Mae, as applicable, as such action relates to each Consent, and each Secured Party hereby acknowledges and agrees that each Consent and any amendments thereto shall be binding on such parties as if they were original signatories thereto.
AGREEMENTS OF THE PARTIES
To set forth or to provide for the establishment of the terms and conditions upon which the Notes are to be authenticated, issued and delivered, and in consideration of the premises and the purchase of Notes by the Noteholders thereof, it is mutually covenanted and agreed as set forth in this Indenture, for the equal and proportionate benefit of all Noteholders of the Notes or of a Series or Class thereof, as the case may be.
LIMITED RECOURSE
The obligation of the Issuer to make payments of principal, interest and other amounts on the Notes and to make payments in respect of any Derivative Agreements, Supplemental Credit Enhancement Agreements or Liquidity Facilities is limited in recourse as set forth in Section 8.10.
Article I

Definitions and Other Provisions of General Application
Section 1.1.    Definitions.
Act: When used with respect to any Noteholder, is defined in Section 1.5.

Accumulation Account: Any of the Fee Accumulation Account, Interest Accumulation Account or Target Amortization Principal Accumulation Account, as applicable.
Accumulation Amount: Any of the Fee Accumulation Amount, Interest Accumulation Amount or Target Amortization Principal Accumulation Amount, as applicable.
Action: When used with respect to any Noteholder, is defined in Section 1.5.
Additional Note Balance: With respect to a Class of VFNs, as defined in the related Note Purchase Agreement.
Additional Receivables: All Receivables created or acquired on or after the Closing Date which are (a) sold and/or contributed by (i) the Receivables Seller to the Depositor pursuant to the Receivables Sale Agreement, as described in Section 2(a) of the Receivables Sale Agreement and (ii) the Depositor to the Issuer pursuant to the Receivables Pooling Agreement or (b) sold to the Issuer pursuant to an Assignment and Recognition Agreement or a Closing Agreement. Any Receivables (x) created at any time with respect to any Pool or a Mortgage Loan with respect to which the Servicer no longer acts at such time as Servicer or (y) sold and/or contributed to the Depositor or the Issuer on or after a Stop Date pursuant to Section 2(c) of the Receivables Sale Agreement or Section 2(c) of the Receivables Pooling Agreement or on or after a Consent Withdrawal Date shall, in each case, not constitute Additional Receivables.
Administration Agreement: The Administration Agreement, dated as of the Closing Date, by and between the Issuer and the Administrator, as amended, supplemented, restated, or otherwise modified from time to time.
Administrative Agent: JPMorgan or an Affiliate thereof or any successor thereto in respect of the Series of Notes for which it is designated as an Administrative Agent therefor in the related Indenture Supplement and, in respect of any Series, the Person(s) specified in the related Indenture Supplement. Unless the context indicates otherwise in any Indenture Supplement for such Indenture Supplement, each reference to the “Administrative Agent” herein or in any other Transaction Document shall be deemed to constitute a collective reference to each Person that is an Administrative Agent. If (x) any Person that is an Administrative Agent resigns as an Administrative Agent in respect of all Series for which it was designated as the Administrative Agent or (y) all of the Notes in respect of each Series for which any Person was designated as the Administrative Agent are repaid or redeemed in full, such Person shall cease to be an “Administrative Agent” for purposes hereof and each other Transaction Document.
Administrative Expenses: Any amounts due from or accrued for the account of the Issuer with respect to any period for any administrative expenses incurred by the Issuer, including without limitation (i) to any accountants, agents, counsel and other advisors of the Issuer (other than the Owner Trustee) for reasonable and customary fees and expenses; (ii) to the rating agencies for fees and expenses in connection with any rating of the Notes; (iii) to any other person in respect of any governmental fee, charge or tax; (iv) to any other Person (other than the Owner Trustee) in respect of any other fees or expenses permitted under this Indenture (including indemnities) and the documents delivered pursuant to or in connection with this Indenture and the Notes; (v) any and all fees and expenses of the Issuer incurred in connection with its entry into and the performance of its obligations under any of the agreements contemplated by this Indenture; (vi) the orderly winding up of the Issuer following the cessation of the transactions contemplated by this Indenture; and (vii) any and all other reasonable and customary fees and expenses properly incurred by the Issuer in connection with the transactions contemplated by this Indenture, but not in duplication of any amounts specifically provided for in respect of the Indenture Trustee, the Owner Trustee, the Administrator or any VFN Noteholder.
Administrator: loanDepot in its capacity as the Administrator on behalf of the Issuer and any successor to loanDepot in such capacity.
Advance: Any Delinquency Advance, Escrow Advance or Corporate Advance.
Advance Collection Period: (i) For the first Interim Payment Date or Payment Date, the period beginning on the Cut-off Date and ending at the end of the day before the Determination Date for such Interim Payment Date or Payment Date, and (ii) for each other Interim Payment Date and Payment Date, the period beginning at the opening of business on the most recent preceding Determination Date and ending as of the close of business on the day before the Determination Date for such Interim Payment Date or Payment Date.
Advance Rate: With respect to any Series of Notes, and for any Class within such Series, if applicable, and with respect to any Receivables related to any particular Advance Type (and attributable to any particular Mortgage Loan in a Designated Pool, if so specified in the related Indenture Supplement), the percentage specified for such Advance Type (and attributable to such Mortgage Loan in a Designated Pool, if applicable) as its “Advance Rate” in the Indenture Supplement for such Series.
Advance Receivable: Any of a Delinquency Advance Receivable, Escrow Advance Receivable or Corporate Advance Receivable.
Advance Reimbursement Amount: Any amount which the Servicer or the Indenture Trustee as the Servicer’s assignee, collects on a Mortgage Loan, withdraws from a Custodial Account or receives from any successor servicer or Freddie Mac pursuant to the Freddie Mac Guide or the Freddie Mac Purchase Documents, Fannie Mae or any successor servicer, as applicable, to reimburse an Advance made by the Servicer with respect to a Mortgage Loan in a Designated Pool pursuant to the related Designated Servicing Contract.
Advance Type: Delinquency Advances, Judicial Escrow Advances, Non-Judicial Escrow Advances, Judicial Corporate Advances and Non-Judicial Corporate Advances.
Advance Type Allocation Percentage:  For any Series on any date of determination,  in respect of any Advance Type of Receivables with a non-zero Advance Rate for such Series and such Advance Type:
(a) as of any date prior to the Full Amortization Period, a percentage obtained by dividing: (i) the Series Invested Amount for such Series divided by (ii) the aggregate of the Series Invested Amounts for all Outstanding Series that provide a non-zero Advance Rate for Receivables of such Advance Type; and

(b) as of any date during the Full Amortization Period, a percentage obtained by dividing: (i) the Series Invested Amount for such Series as of the first day of the Full Amortization Period divided by (ii) the aggregate of the Series Invested Amounts for all Outstanding Series as of the first day of the Full Amortization Period for all Outstanding Series that provide a non-zero Advance Rate for Receivables of such Advance Type.
Advance Type Amount: For any Advance Type of Receivables for any Series that has a non-zero Advance Rate for such Advance Type, an amount equal to the product of (a) the Advance Type Allocation Percentage for such Series for such Advance Type of Receivables and (b) the aggregate Receivable Balances of all Receivables of such Advance Type.
Adverse Claim: A lien, security interest, charge, encumbrance or other right or claim of any Person (other than the liens created in favor of the Secured Parties or assigned to the Secured Parties by (i) this Indenture, (ii) the Receivables Pooling Agreement, (iii) the Receivables Sale Agreement, or (iv) any other Transaction Document).
Adverse Effect: Whenever used in this Indenture with respect to any Series or Class of Notes and any event, means that such event is reasonably likely, at the time of its occurrence, to (i) result in the occurrence of a Facility Early Amortization Event or a Target Amortization Event relating to such Series or Class of Notes, (ii) adversely affect (A) the amount of funds available to be paid to the Noteholders of such Series or Class of Notes or any Derivative Counterparty pursuant to this Indenture for amounts due and owing, (B) the timing of such payments or (C) the rights or interests of the Noteholders of such Series or Class, any related Derivative Counterparty, any related Supplemental Credit Enhancement Provider or any related Liquidity Provider, (iii) adversely affect the Security Interest of the Indenture Trustee for the benefit of the Secured Parties in the Collateral, unless otherwise permitted by this Indenture, or (iv) adversely affect the collectability of the Receivables.
Affiliate: respect to any specified ~~Person, any other Person directly or indirectly Controlling or Controlled by or under direct or indirect common Control with such specified Person. Notwithstanding the foregoing, none of the direct or indirect holders of any equity interest in Parthenon Investors IV, LP, Parthenon Capital Partners Fund II, LP, Parthenon loanDepot Partners, LP, Parthenon Investors III, L.P., PCap Associates, or Parthenon Capital Partners Fund, L.P. (which six (6) companies are, as of the date of this Agreement, the owners of all of the stock of LD Investment Holdings, Inc.), JLSA, LLC, Trilogy Mortgage Holdings, Inc., Anthony Hsieh or his Family Members and his Family Trusts, or any entity “~~entity, any other entity controlling~~”~~ or ~~“~~controlled by~~”~~ or ~~“~~under common control with~~” any direct or indirect holders of any equity interest in any of the foregoing named companies (other than LD Investment Holdings, Inc., Seller or Seller’s Subsidiaries), shall constitute an “Affiliate” of Seller or any of its Subsidiaries.~~ such specified entity. For the purposes of this definition, “control” when used with respect to a specified entity means the power to direct the management and policies of such entity, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” having meanings correlative to the foregoing. For the avoidance of doubt, none of the Permitted Holders, MTH Mortgage, LLC, MSC Mortgage, LLC, TRI Pointe Connect, LLC, Day One Mortgage, LLC, Farm Bureau Mortgage, LLC, LGI Mortgage Solutions LLC, Henlopen Mortgage, LLC, BRP Home Mortgage, LLC, CUSA Affordable Housing, LLC, Commercial Agency USA, LLC, NHC Mortgage, LLC, or any joint venture formed by Seller after the date hereof shall be considered an Affiliate for purposes of this Indenture.
Aggregate Receivables: As of any date of determination, all Initial Receivables and all Additional Receivables on such date.
Applicable Law: As defined in Section 4.1.
Assignment and Recognition Agreement: Any assignment, assumption and recognition agreement, approved by the Administrative Agent, pursuant to which Receivables are conveyed to the Issuer.
Authenticating Agent: Any Person authorized by the Indenture Trustee to authenticate Notes under Section 11.12.
Authorized Signatory: With respect to any entity, each Person duly authorized to act as a signatory of such entity at the time such Person signs on behalf of such entity.
Available Funds: (i)    With respect to any Interim Payment Date, all Collections on the Receivables received during the related Advance Collection Period and deposited into the Collection and Funding Account and any other funds of the Issuer that the Issuer (or the Administrator on behalf of the Issuer) identifies to the Indenture Trustee to be treated as “Available Funds” for such Interim Payment Date, plus any amounts released from the Accumulation Accounts on such Interim Payment Date pursuant to Section 4.7(d); (ii) with respect to any Payment Date prior to the Full Amortization Period, the sum of (A) all amounts on deposit in each Accumulation Account (provided that the amounts on deposit in the Target Amortization Principal Accumulation Account may only be used to pay the Target Amortization Amounts to those Classes that are entitled to receive those amounts in accordance with the related Indenture Supplement) at the close of business on the last Interim Payment Date or Limited Funding Date during the related Monthly Advance Collection Period plus (B) all Collections received during the final Advance Collection Period during the immediately preceding Monthly Advance Collection Period and deposited into the Collection and Funding Account (in each case, adjusted to reflect all deposits and payments on any Funding Date that may occur after the end of such Advance Collection Period, but prior to such Payment Date, and not including any such funds required to be returned to a VFN Noteholder pursuant to this Indenture due to any failure to utilize amounts provided by such VFN Noteholder to use amounts drawn hereunder in a manner permitted hereby), plus (C) any proceeds received by the Issuer under any Supplemental Credit Enhancement Agreement for any Class of Notes (provided that such proceeds may only be used to pay amounts due to those Classes that are entitled to receive those amounts in accordance with the related Indenture Supplement), plus (D) any income derived from Permitted Investments in Trust Accounts that have been established for the benefit of all Series of Notes, plus (E) any proceeds received by the Issuer under any Derivative Agreement for any Class of Notes (provided that such proceeds may only be used to pay amounts due to those Classes that are entitled to receive those amounts in accordance with the related Indenture Supplement and for so long as such Classes of Notes are not repaid in full or refinanced) plus (F) any other funds of the Issuer that the Issuer (or the Administrator on behalf of the Issuer) identifies to the Indenture Trustee to be treated as “Available Funds” for such

Payment Date; and (iii) with respect to any Payment Date during the Full Amortization Period, the sum of the Series Available Funds for all Series.
Bankruptcy Code: The Bankruptcy Reform Act of 1978, 11 U.S.C. §§ 101 et seq., as amended.
Book-Entry Notes: A note registered in the name of the Depository or its nominee, ownership of which is reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository); provided, that after the occurrence of a condition whereupon Definitive Notes are to be issued to Note Owners, such Book-Entry Notes shall no longer be “Book-Entry Notes.”
Borrowing Capacity: For any VFN on any date, the difference between (i) the related Maximum VFN Principal Balance on such date and (ii) the related VFN Principal Balance on such date.
Business Day: For any Class of Notes, any day other than (i) a Saturday or Sunday or (ii) any other day on which national banking associations or state banking institutions in New York, New York, Wilmington, Delaware, the State of California, or the city and state where the Corporate Trust Office is located or the Federal Reserve Bank of New York are authorized or obligated by law, executive order or governmental decree to be closed; provided, that with respect to determining a Payment Date, state holidays that are not also federal holidays will be considered Business Days.
Calculation Agent: The same Person who serves at any time as the Indenture Trustee, or an Affiliate of such Person, as calculation agent pursuant to the terms of this Indenture.
Calculation Agent Verification Certification: As defined in Section 3.1.
Cease Funding Event: A Cease Funding Event shall have occurred and be continuing on any date of determination if Freddie Mac or Fannie Mae shall have given written notice to the Servicer that suspends or terminates the Servicer’s right to reimbursement of Delinquency Advance Receivables, Escrow Advance Receivables or Corporate Advance Receivables, which termination or suspension was not related to a specific claim submitted for reimbursement, and which suspension or termination continues for a period greater than five (5) Business Days from the date of written notice of such refusal, failure or suspension and continues to exist on such date of determination.
Cease Pre-Funding Notice: As defined in Section 4.3(c).
Cenlar: Cenlar FSB.
Certificate of Authentication: The certificate of the Indenture Trustee, the form of which is described in Section 5.3, or the alternative certificate of the Authenticating Agent, the form of which is described in Section 11.12.
Citibank: As defined in the preamble.

Class: With respect to any Notes, the class designation assigned to such Note in the related Indenture Supplement. A Series issued in one class, with no class designation in the related Indenture Supplement, may be referred to herein as a “Class.”
Class 1 Specified Notes: Any Class of Note with respect to which the Issuer does not receive an opinion of nationally recognized tax counsel on the related Issuance Date that such Class of Notes “will” be treated as indebtedness for U.S. federal income tax purposes and that is designated as a Class 1 Specified Note in the related Indenture Supplement.
Class 2 Specified Notes: Any Class of Note with respect to which the Issuer does not receive an opinion of nationally recognized tax counsel on the related Issuance Date that such Class of Notes “will” be treated as indebtedness for U.S. federal income tax purposes and that is not designated as a Class 1 Specified Note in the related Indenture Supplement.
Class Invested Amount: For any Class of Notes on any date, an amount equal to (i) the sum of (A) the outstanding Note Balance of such Class, plus (B) the aggregate outstanding Note Balances of all Classes within the same Series that are senior to or pari passu with such Class on such date, divided by (ii) the Weighted Average CV Adjusted Advance Rate in respect of such Class (after giving effect to amounts collected on the Receivables as of such date).
Clearing Corporation: As defined in Section 8-102(a)(5) of the UCC.
Closing Agreement: any agreement, dated as of a Funding Date, by and among the Issuer and the Administrative Agent and such other parties as may be necessary to fund the transfer of Receivables to the Issuer.
Closing Date: As defined in the Preamble.
Code: The Internal Revenue Code of 1986, as amended.
Collateral: As defined in the Granting Clause.
Collateral Test: A test designed to measure, on any date of determination, whether each Series of Notes is adequately collateralized on such date and the satisfaction of which is achieved on any date of determination if, with respect to each Series, the product of (1) the Series Allocation Percentage for such Series and (2) (A) the aggregate Receivable Balances of all Facility Eligible Receivables in respect of Mortgage Loans related to Designated Pools, plus (B) all Collections on deposit in the Trust Accounts (other than the Series Reserve Account) on such date (after giving effect to any required payments on such date, if any) shall be greater than or equal to the Series Invested Amount for such Series on each such date (after giving effect to any required payments on such date, if any).
Collateral Value: For any Receivable and for any Series on any date, the product of (i) the Receivable Balance of such Receivable and (ii) the lesser of (A) the highest Advance Rate applicable to the Advance Type of such Receivable in respect of any Class within such Series, and (B) the highest Trigger Advance Rate (if any) for any Class within such Series; provided, that the Collateral Value shall be zero for any Receivable that is not a Facility Eligible Receivable, unless otherwise provided in the related Indenture Supplement.

Collection and Funding Account: The segregated non-interest bearing trust account or accounts, each of which shall be an Eligible Account, established and maintained pursuant to Section 4.1 and entitled “Citibank, N.A., as Indenture Trustee for loanDepot Agency Advance Receivables Trust Advance Receivables Backed Notes, Collection and Funding Account.”
Collections: The amount of Advance Reimbursement Amounts, cash collected in reimbursement or payment of Receivables in the Trust Estate, plus the proceeds of any Permitted Refinancing or of any Indemnity Payments.
Committed VFN Principal Balance: On any date, for any VFN or for any Series or Class of VFNs, as the context requires, (i) the sum of (A) the Initial Committed VFN Balance and (B) each Additional Note Balance purchased by the related Series or Class of VFNs pursuant to the related Note Purchase Agreement prior to such date of determination and allocated to the Committed VFN Principal Balance, less (ii) all amounts paid prior to such date of determination on such Series or Class of VFNs with respect to principal and allocated to reduce the Committed VFN Principal Balance. If a Class of Notes has both a Committed VFN Principal Balance and an Uncommitted VFN Principal Balance, (i) draws on such Class of Notes shall be allocated to the Committed VFN Principal Balance before allocation to the Uncommitted VFN Principal Balance (unless otherwise agreed to by the Administrator and the Administrative Agent) and (ii) payments on the principal balance of such Class of Notes shall be allocated to the Uncommitted Principal Balance before allocation to the Committed VFN Principal Balance (unless otherwise agreed to by the Administrator and the Administrative Agent).
Consent: The (i) acknowledgement agreement of Fannie Mae (with respect to Fannie Mae Advances) substantially in form and substance satisfactory to the Administrative Agent and Fannie Mae (the “Fannie Mae Consent”), and (ii) consent of Freddie Mac (with respect to Freddie Mac Advances) as determined by Freddie Mac in its sole discretion pursuant to such terms and provisions acceptable to Freddie Mac in its sole discretion (the “Freddie Mac Consent”), to the Grant of the lien of this Indenture pursuant to the applicable Consent, individually or collectively as applicable as the context may require.
Consent Agreement: As defined in Section 6.5(o).
Consent Withdrawal Date: With respect to either Consent, the effective date of any withdrawal of consent under such Consent, including the expiration of the term of such Consent and non-renewal of the term thereof.
Control, Controlling or Controlled: The possession of the power to direct or cause the direction of the management or policies of a Person through the right to exercise voting power or by contract, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.
Corporate Advance: Collectively, (i) any advance (other than those described in clause (ii) below) made by the Servicer (including any predecessor servicer) and reimbursable to the Servicer relating to a Designated Servicing Contract as set forth in the Freddie Mac Guide and/or the Freddie Mac Purchase Documents or the Fannie Mae Guide (as applicable) to inspect, protect, preserve or repair properties that secure Mortgage Loans or that have been acquired through foreclosure or deed in lieu of foreclosure or other similar action pending disposition thereof, or for similar or related purposes, including, but not limited to, necessary legal fees and costs expended or incurred by the Servicer (including any predecessor servicer) in connection with foreclosure, bankruptcy, eviction or litigation actions with or involving Obligors on Mortgage Loans, as well as costs to obtain clear title to such a property, to protect the priority of the lien created by a Mortgage Loan on such a property, and to dispose of properties taken through foreclosure or by deed in lieu thereof or other similar action, (ii) any advance made by the Servicer (including any predecessor servicer) relating to a Designated Servicing Contract and as set forth in the Freddie Mac Guide and/or the Freddie Mac Purchase Documents or the Fannie Mae Guide (as applicable) to foreclose or undertake similar action with respect to a Mortgage Loan, and (iii) any other out of pocket expenses incurred by the Servicer (including any predecessor servicer) relating to a Designated Servicing Contract and as set forth in the Freddie Mac Guide and/or the Freddie Mac Purchase Documents or the Fannie Mae Guide (as applicable) (including, for example, costs and expenses incurred in loss mitigation efforts and in processing assumptions of Mortgage Loans that are reimbursable by Freddie Mac pursuant to Chapter 9701 of the Freddie Mac Guide (not including Escrow Advances or Delinquency Advances (each as described in such Chapter)) or by Fannie Mae pursuant to Part A, Subpart A2, Chapter A2-1-01-Servicing Advances, Chapter E-5 and Chapter F-1-05 Expense Reimbursements of the Fannie Mae Guide.
Corporate Advance Receivable: Any Receivable representing the right to be reimbursed by Freddie Mac or Fannie Mae for a Corporate Advance.
Corporate Advance Reimbursement Amount: Any amount collected under any Designated Servicing Contract from Freddie Mac or Fannie Mae (as applicable), which amount, by the terms of such Designated Servicing Contract, is payable to the Servicer to reimburse Corporate Advances disbursed by the Servicer (or any predecessor servicer).
Corporate Trust Office: For each Series of Notes, as specified in the related Indenture Supplement.
Credited Advance Funding: As defined in Section 4.2(a) hereof.
Cumulative Default Supplemental Fee Shortfall Amount: For each Payment Date and each Class of Notes, any portion of the Default Supplemental Fee or Cumulative Default Supplemental Fee Shortfall Amount for that Class for a previous Payment Date that has not been paid, plus accrued and unpaid interest at the applicable Note Interest Rate plus the Default Supplemental Fee Rate on such shortfall from the Payment Date on which the shortfall first occurred through the current Payment Date.
Cumulative ERD Supplemental Fee Shortfall Amount: For each Payment Date and each Class of Notes, any portion of the ERD Supplemental Fee or Cumulative ERD Supplemental Fee Shortfall Amount for that Class for a previous Payment Date that has not been paid, plus accrued and unpaid interest at the applicable Note Interest Rate plus the Default Supplemental Fee Rate on such shortfall from the Payment Date on which the shortfall first occurred through the current Payment Date.

Cumulative Interest Shortfall Amount: For any Payment Date and any Class of Notes, any portion of the Interest Payment Amount for that Class for a previous Payment Date that has not been paid, plus accrued and unpaid interest at the applicable Note Interest Rate plus the Cumulative Interest Shortfall Amount Rate on such shortfall from the Payment Date on which the shortfall first occurred through the current Payment Date.
Cumulative Interest Shortfall Amount Rate: As defined in the related Indenture Supplement.
Current Business Operations: All operations related to: being a mortgage-related technology company; the origination, servicing and sale of residential mortgages, home equity loans, consumer loans and other financial assets; the acquisition of newly originated residential mortgages and other financial assets; the acquisition of mortgage servicing rights and servicing rights for other financial assets; the acquisition of residential mortgage-backed securities; title insurance; settlement services; appraisal management services; default-related services to servicers and asset managers; title services; insurance brokerage; real estate brokerage services; issuing, sponsoring, pooling of or acquisition of publicly offered and privately issued mortgage backed securities, mortgage participation certificates and pools of un-securitized mortgage loans, and reasonably related ancillary activities.
Custodial Account: The Escrow Custodial Account or Principal and Interest Custodial Accounts related to the Mortgage Loans in respect of a Designated Pool related to a Designated Servicing Contract into which the Servicer is required to deposit Escrow Funds or Principal and Interest Payments, as the case may be, with respect to the Mortgage Loans in such Designated Pool serviced under that Designated Servicing Contract, as further described in the Freddie Mac Guide or the Fannie Mae Guide, as applicable.
Custodian: As defined in Section 2.4(a).
Cut-off Date: The close of business on September 24, 2020.
Default Supplemental Fee: As defined in the related Indenture Supplement, if applicable.
Default Supplemental Fee Rate: As defined in the related Indenture Supplement, if applicable.
Defaulting Counterparty Termination Payments: Any Early Termination Amount payable to the Derivative Counterparty under the related Derivative Agreement as the result of the designation of an “Early Termination Date” under such Derivative Agreement due to either (x) the occurrence of an Event of Default with respect to which the related Derivative Counterparty is the Defaulting Party or (y) an Additional Termination Event with respect to which such Derivative Counterparty is the sole Affected Party. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the related Derivative Agreement.
Definitive Note: A Note issued in definitive, fully registered form evidenced by a physical Note, substantially in the form of one or more of the Definitive Notes attached hereto as Exhibit A-2 and Exhibit A-4.
Delinquency Advance: Any amount deposited by the Servicer into a Principal and Interest Custodial Account as required to be remitted by the Servicer to Freddie Mac or Fannie Mae on any remittance date relating to any Designated Servicing Contract and Section 8301.19 of the Freddie Mac Guide and/or the Freddie Mac Purchase Documents; Part A, Subpart A2, Chapter A2-1-01 and 1-02 of the Fannie Mae Guide, Part F, Chapter F-1-03 of the Fannie Mae Guide, Part F, Chapter F-1-31 of the Fannie Mae Guide or Part C, Chapter C-3-01 of the Fannie Mae Guide, as applicable, and the Fannie Mae Investor Reporting Manual, resulting from delinquent monthly payments from Obligors.
Delinquency Advance Amount: As defined in Section 4.3(e).
Delinquency Advance Disbursement Account: The segregated non-interest bearing trust account, which shall be an Eligible Account, established and maintained pursuant to Section 4.1, Trust Accounts, and entitled “Citibank, N.A., as Indenture Trustee for loanDepot Agency Advance Receivables Trust Advance Receivables Backed Notes, Delinquency Advance Disbursement Account.”
Delinquency Advance Receivable: Any Receivable representing the right to be reimbursed for a Delinquency Advance.
Depositor: loanDepot Agency Advance Receivables Depositor, LLC, a Delaware limited liability company, wholly owned by loanDepot.
Depository: Initially, DTC, and any permitted successor depository. The Depository shall at all times be a Clearing Corporation.
Depository Agreement: For any Series or Class of Book-Entry Notes, the agreement among the Issuer, the Indenture Trustee and the Depository, dated as of the related Issuance Date, relating to such Notes.
Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.
Derivative Account: As defined in the related Indenture Supplement, if applicable.
Derivative Agreement: Any currency, interest rate or other swap, cap, collar, guaranteed investment contract or other derivative agreement or hedging instrument entered into by the Issuer or the Indenture Trustee (at the direction of and on behalf of the Issuer) in connection with any Class or Series of Notes and identified in the related Indenture Supplement, if applicable.
Derivative Collateral Account: As defined in the related Indenture Supplement, if applicable.
Derivative Counterparty: Any party to any Derivative Agreement other than the Issuer or an affiliate thereof or the Indenture Trustee, if applicable.
Designated Pool: As of any date, any Pool that is identified and included on the Designated Servicing Contract Schedule in accordance with Section 2.1(c) on such date. For the avoidance of doubt, with respect to (i) Fannie Mae Advances, all Designated Pools with respect to such Fannie Mae Advances that are serviced by the Servicer under the Seller/Servicer ID Number identified on Schedule 1 hereto, and (ii) with respect to Freddie Mac Advances, all Designated Pools with respect to such Freddie Mac Advances that are serviced by the Servicer under the Seller/Servicer ID Number identified on Schedule 1 hereto. For the avoidance of doubt, Designated Pools with the same Seller/Servicer ID Number share the same Principal and Interest Custodial Account and Escrow Custodial Account.
Designated Servicing Contract: As of any date, any Servicing Contract relating to a Facility Eligible Pool identified on the Designated Servicing Contract Schedule on such date.
Designated Servicing Contract Schedule: As of any date, the list attached hereto as Schedule 1, as it may be amended from time to time in accordance with Section 2.1(c). As additional Servicing Contracts are added as Designated Servicing Contracts, and as Servicing Contracts are removed as Designated Servicing Contracts, the Administrator shall update the Designated Servicing Contract Schedule and furnish it to the Indenture Trustee, and the most recently furnished schedule shall be maintained by the Indenture Trustee as the definitive Designated Servicing Contract Schedule.
Determination Date: In respect of any Payment Date or Interim Payment Date, the second (2nd) Business Day prior to such Payment Date or Interim Payment Date.
Determination Date Administrator Report: A report delivered by the Administrator as described in Section 3.2(a), which shall be delivered in the form of one or more electronic files.
Disbursement Report: As defined in Section 4.3(e).
Distribution Compliance Period: In respect of any Regulation S Global Note or Regulation S Definitive Note, the forty (40) consecutive days beginning on and including the later of (a) the day on which any Notes represented thereby are offered to persons other than distributors (as defined in Regulation S under the Securities Act) pursuant to Regulation S and (b) the Issuance Date for such Notes.
DTC: The Depository Trust Company, the nominee of which is Cede & Co.
Eligible Account: Any of (i) an account or accounts maintained with a depository institution with a short-term rating of at least “F1+” by Fitch, if rated by Fitch, or a long-term rating of at least “A” coupled with a short-term rating of at least “A-1” by S&P (or a long-term rating of at least “A+” if the short-term rating is not available), and that is (w) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws of the United States, (x) a banking or savings and loan association duly organized, validly existing and in good standing under the applicable laws of any state, (y) a national banking association duly organized, validly existing and in good standing under the federal banking laws of the United States, or (z) a principal subsidiary of a bank holding company; or (ii) a segregated trust account maintained in the trust department of a federal or state chartered depository institution or trust company in the United States, having capital and surplus of not less than $50,000,000, and meeting the rating requirements described in clause (i) above, acting in its fiduciary capacity. Any Eligible Accounts maintained with the Indenture Trustee shall conform to the preceding clause (ii). Should any account depository institution no longer meet the requirements set forth in this definition, either Administrative Agent shall designate a successor depository institution that meets the rating requirements described in clause (i) above and capital and surplus requirements described in clause (ii) above, by written notice to the Indenture Trustee.
Eligible Subservicer: An established mortgage servicer who (i) meets the criteria to be an eligible successor Servicer under the related Designated Servicing Contract(s), (ii) is a Fannie Mae and Freddie Mac approved servicer, (iii) has been approved by the Administrative Agent in writing in its sole discretion (Cenlar having been so approved so long as it continues to meet the criteria in clauses (i) and (ii)), and (iv) in the case of any Subservicer other than Cenlar, is subject to such financial tests and control tests and other ongoing tests for eligibility as are required by the Administrative Agent in its sole discretion.
Eligible Subservicing Contract: A subservicing contract that (i) has been approved by the Administrative Agent by signed instrument and (ii) complies with the terms and provisions of the Freddie Mac Guide and the Freddie Mac Purchase Documents to the extent such subservicing contract applies to Freddie Mac Mortgage Loans, and (iii) that has not been assigned or amended in any material respect with respect to the reimbursement or funding of Advances without the Administrative Agent’s written consent other than any amendments or modifications to such Eligible Subservicing Contract as required by Freddie Mac. Each Subservicing Contract is initially approved by the Administrative Agent as an Eligible Subservicing Contract, assuming continuing compliance with the requirements of clauses (ii) and (iii) above.
Employee Benefit Plan: As defined in Section 6.5(k).
Entitlement Order: As defined in Section 8-102(a)(8) of the UCC.
ERD Supplemental Fee: As defined in the related Indenture Supplement, if applicable.
ERD Supplemental Fee Rate: As defined in the related Indenture Supplement, if applicable.
ERISA: The Employee Retirement Income Security Act of 1974, as amended.
Escrow Advance: An advance made by the Servicer (including any predecessor servicer) with respect to a Mortgage Loan in a Designated Pool pursuant to the Servicer’s obligation to do so in accordance with a Designated Servicing Contract and the Freddie Mac Guide and/or the Freddie Mac Purchase Documents or the Fannie Mae Guide, (as applicable), of real estate taxes and assessments, or of hazard, flood or primary mortgage insurance premiums, required to be paid (but not otherwise paid) by the related Obligor under the terms of the related Mortgage Loan.
Escrow Advance Receivable: Any Receivable representing the right to be reimbursed for an Escrow Advance.
Escrow Custodial Account: As defined in the Freddie Mac Guide or the Fannie Mae Guide, (as applicable).
Escrow Funds: As defined in the Freddie Mac Guide or the Fannie Mae Guide, (as applicable).

Euroclear: Euroclear Bank S.A./N.V. as operator of the Euroclear System, and any successor thereto.
Event of Default: As defined in Section 8.1.
Excess Cash Amount: On any Payment Date or Interim Payment Date, the amount of funds available to be distributed to the Depositor pursuant to Section 4.4(j) or Section 4.5(a)(1)(xii) or Section 4.5(a)(2)(vi), as applicable.
Excess Receivables Funding Amount: On any Funding Date, the amount that could be drawn on a VFN without violating the Collateral Test, after all the New Receivables Funding Amounts to be drawn on such VFN have been drawn.
Exchange Act: The Securities Exchange Act of 1934, as amended.
Expected Repayment Date: For each Class of Notes, as specified in the related Indenture Supplement.
Expense Limit: With respect to expenses and indemnification amounts, for the Owner Trustee and the Indenture Trustee (in all of its capacities) $, in any calendar year (with $[***] being reserved for the Indenture Trustee) and $[***] for any single Payment Date; and for other Administrative Expenses, $[***] in any calendar year; provided that the Expense Limit shall only apply to distributions made pursuant to Section 4.5(a)(1)(i) and (ii) and Section 4.5(a)(2)(i) and (ii); and provided further, that any amounts in excess of the Expense Limit that have not been paid pursuant to Section 4.5 may be applied toward and subject to the Expense Limit for the subsequent calendar year and may be paid in a subsequent calendar year. Notwithstanding the foregoing to the contrary, with respect to expenses and indemnification amounts of the Indenture Trustee (in all of its capacities), an Expense Limit up to $[***] will apply to distributions made pursuant Section 4.5(a)(2)(i).
Facility Early Amortization Event: Any of the following conditions or events, which is not waived by, together, the Majority Noteholders of all Outstanding Notes, measured by Voting Interests, and 100% of the VFN Noteholders:
(i)    the occurrence and continuation of any Event of Default;
(ii)    following a Payment Date on which a draw is made on a Series Reserve Account, the amount on deposit in such Series Reserve Account is not increased back to the related Series Reserve Required Amount on or prior to the next Payment Date;
(iii)    (A) any United States federal income tax is imposed on the Issuer as an association (or publicly traded partnership) taxable as a corporation or a taxable mortgage pool, each for United States federal income tax purposes or any U.S. withholding tax is imposed on payments with respect to the Receivables or (B) a tax, ERISA, or other government lien, in any case, other than Permitted Liens, is imposed on the Receivables or any property of the Issuer or the Depositor;

(iv)    failure of the Collateral Test at the end of any Advance Collection Period or at the close of business on any Funding Date (in each case, after giving effect to all payments and fundings on such Funding Date), any date on which Additional Notes are issued, any date on which the VFN Principal Balance of any VFN is increased, any date on which a Designated Servicing Contract or Designated Pool is added to or removed from the Trust Estate, or any date on which a Receivable becomes ineligible by virtue of an Unmatured Default; such failure shall become a Facility Early Amortization Event only if such failure continues unremedied for a period of two (2) Business Days; provided, however, that if such failure results solely (a) from Receivables no longer being Facility Eligible Receivables because of an Unmatured Default, such failure shall become a Facility Early Amortization Event only if such failure continues unremedied for a period of thirty (30) days following the Servicer’s Responsible Officer’s receipt of such notice of or obtaining such actual knowledge; or (b) from a reduction in aggregate Collateral Value as a result of the Weighted Average Advance Rate for such Series or Class being higher than the Trigger Advance Rate for such Series or Class, such failure shall become a Facility Early Amortization Event only if such failure continues unremedied for a period of five (5) Business Days;
(v)    the Receivables Seller fails to sell and/or contribute all Additional Receivables related to the Designated Pools by the first Funding Date on or after the date that is thirty (30) days after the date upon which such Receivable was created and the Receivables Seller has actual knowledge of such failure, except with respect to Receivables created under a Designated Pool after a Consent Withdrawal Date with respect to such Designated Pool shall have occurred;
(vi)    the sale and/or contribution by the Servicer of Receivables of any Pool to any Person other than the Issuer other than pursuant to the terms and provisions of the Transaction Documents; or
(vii)    the Servicer’s status as an approved servicer of residential mortgages is terminated by either Fannie Mae or Freddie Mac; provided, however, that if the Receivables Seller or the Servicer no longer services mortgage loans under the Fannie Mae or Freddie Mac loan programs, Receivables Seller or the Servicer, as applicable, is not required to maintain its status as an approved servicer of residential mortgage loans by Fannie Mae or Freddie Mac, as the case may be.
For the avoidance of doubt, the occurrence and continuation of any Facility Early Amortization Event shall constitute an Event of Default under Section 8.1.
Facility Eligible Pool: As of any date of determination, any Pool serviced under a Servicing Contract which meets the following criteria:
(i)    (A) the Servicer has not resigned as the servicer for such Pool and (B) the Servicer is the servicer under such Pool and a Responsible Officer of the Servicer has not received any notice from an authorized officer of Freddie Mac or Fannie Mae, or otherwise obtained actual knowledge, of the occurrence of any Unmatured Default or Servicer Termination Event by or with respect to the Servicer under such Pool other than, in the case of an Unmatured Default existing for thirty (30) or more days, such Unmatured Default has been cured prior to its becoming a Servicer Termination Event;
(ii)    the Designated Servicing Contract related to such Pool is (A) governed by the laws of the United States or a state within the United States and is in full force and effect and (B) subject to, or incorporates by reference, the Freddie Mac Guide and the Freddie Mac Purchase Documents or the Fannie Mae Guide and provides (directly or indirectly by incorporating the Freddie Mac Guide and the Freddie Mac Purchase Documents or the Fannie Mae Guide, (as applicable)) that:
(A)    any Corporate Advance is validly reimbursable to the Servicer (1) if a Freddie Mac Advance, by Freddie Mac pursuant to Chapter 9701 of the Freddie Mac Guide or (2) if a Fannie Mae Advance, from the borrower or out of related Mortgage Loan insurance proceeds, claims settlements or other available sources or, if not recoverable from those sources, by Fannie Mae, pursuant to Part A, Subpart A2, Chapter A2-1-01-Servicing Advances, Chapter E-5 and Chapter F-1-05 Expense Reimbursement of the Fannie Mae Guide;
(B)    any Escrow Advance is (1) if a Freddie Mac Advance, reimbursable out of any Escrow Funds for the Mortgage Loan for which the Servicer made the related Advance pursuant to Section 8301.19 of the Freddie Mac Guide and if not reimbursable out of such amounts, then reimbursable by Freddie Mac pursuant to Chapter 9701 of the Freddie Mac Guide or (2) if a Fannie Mae Advance, from the borrower or out of related Mortgage Loan insurance proceeds, claims settlements or other available sources, or, if not recoverable from those sources, by Fannie Mae, pursuant to Part A, Subpart A2, Chapter A2-1-01-Servicing Advances, Chapter E-5 and Chapter F-1-05 Expense Reimbursement of the Fannie Mae Guide;
(C)    any Delinquency Advance is (1) if a Freddie Mac Advance an “advance of Principal and Interest Payments” reimbursable to the Servicer out of any Principal and Interest Payments on any Freddie Mac Mortgage Loans in any Designated Pools that are subject to such Servicing Contract that are subsequently deposited pursuant to Section 8301.19 of the Freddie Mac Guide or (2) if a Fannie Mae Advance, a “delinquency advance” as defined the Fannie Mae Guide and is reimbursable to the Servicer out of any Principal and Interest Payments on any Fannie Mae Mortgage Loans in such Designated Pool that are subsequently deposited pursuant to Part A, Subpart A2, Chapter A2-1-01-Delinquency Advances of the Fannie Mae Guide; and
(D)    any Delinquency Advance that is a Freddie Mac Advance outstanding and unreimbursed to the Servicer at the time of any transfer of servicing to any successor servicer is reimbursable to the Servicer, (x) in respect of interest amounts, no later than the date the funds are due to Freddie Mac pursuant to Section 7101.10(c) of the Freddie Mac Guide, and (y) in respect of principal amounts, no later than the Effective Date of Transfer (as defined in the Freddie Mac Guide) pursuant to Section 7101.10(d) of the

Freddie Mac Guide. Any Delinquency Advance that is a Fannie Mae Advance outstanding and unreimbursed to the Servicer at the time of any transfer of servicing to any successor servicer is reimbursable to the Servicer at the time the successor servicer receives from the Servicer a final accounting of all monies pursuant to Part F, Chapter F-1-11 of the Fannie Mae Guide.
(iii)    pursuant to a Consent, Freddie Mac or Fannie Mae, as the case may be, has consented to the assignment by the Servicer of its rights to be reimbursed with respect to such Pool and has agreed that the Servicer’s and the Indenture Trustee’s rights to reimbursement of Advances in respect of such Pool are not subject to any right of set-off or other claim of Freddie Mac or Fannie Mae, as the case may be, until all Notes shall have been paid in full and such Consent remains in effect for the entire Pool and has not been terminated as to any of the related Receivables; provided, that if a Consent is no longer in effect for a Pool solely due to a Consent Withdrawal Date, the Pool shall continue to be a Facility Eligible Pool with respect to the Receivables related thereto created prior to such Consent Withdrawal Date to the extent the Consent shall apply to such Receivables and the withdrawal only applies to Receivables created after the Consent Withdrawal Date and any such Pool shall be identified as a “Consent Withdrawal Pool” on the Schedule of Designated Servicing Contracts hereto;
(iv)    all Receivables arising under such Designated Pool are free and clear of any Adverse Claim in favor of any Person other than Permitted Liens, including any rights of Fannie Mae or Freddie Mac, as applicable, under the applicable Consent;
(v)    as of the end of the most recently concluded calendar month, the unpaid principal balance of the Mortgage Loans serviced in such Designated Pool is at least $[***] and at least fifty (50) Mortgage Loans are being serviced in such Designated Pool;
(vi)    such Designated Pool and its related Designated Servicing Contract have been reviewed and approved by the Administrative Agent in its sole and absolute discretion;
(vii)    the Servicer has not voluntarily elected to change the reimbursement mechanics of Advances in such Designated Pool from a pool-level reimbursement mechanic to a loan-level reimbursement mechanic or from a loan-level reimbursement mechanic to a pool-level reimbursement mechanic without the consent of the Administrative Agent;
(viii)    which, if the Servicer engages a subservicer in connection with the related Designated Servicing Contract (whether in effect on the initial Issuance Date or arising or entered into thereafter) to perform the collections on the Mortgage Loan related to such Receivable and administer the making and reimbursement of the related Advances and various related tasks, (a) the Servicer (x) continues to be obligated to fund the Advances under such Designated Servicing Contract and (y) continues to have the contractual rights to be reimbursed for any such Advances made thereunder pursuant to the terms of such Servicing Contract, and the subservicer does not have contractual rights to such Receivables but merely remits the related Advance Reimbursement Amounts to the

Collection and Funding Account in accordance with Section 4.2 hereof, (b) either (i) such subservicer is an Eligible Subservicer or (ii) no more than one-hundred and eighty (180) days have passed since such Subservicer ceased to be an Eligible Subservicer and (c) there is an Eligible Subservicing Contract in effect with respect to such Designated Servicing Contract and such subservicing arrangement will be specified on Schedule 2 hereto (as such schedule may be updated from time to time with the consent of each Administrative Agent); and
(ix)    the Freddie Mac Guide, the Freddie Mac Purchase Documents or the Fannie Mae Guide incorporated by reference into such Servicing Contract related to such Pool, in each case, has not been amended or modified in any way that would adversely affect the collectability or timing of payment of any of the Aggregate Receivables or the performance of the Servicer’s, the Depositor’s or the Issuer’s obligations under the Transaction Documents or would otherwise adversely affect the interests of the Noteholders, any Supplemental Credit Enhancement Provider or any Liquidity Provider.
Facility Eligible Receivable: A Receivable:
(i)    which constitutes a “general intangible” or “payment intangible” within the meaning of Section 9-102(a)(42) or Section 9-102(a)(61) (or the corresponding provision in effect in a particular jurisdiction) of the UCC as in effect in all applicable jurisdictions;
(ii)    which is denominated and payable in United States dollars;
(iii)    which relates to an Advance (A) in respect of a Fannie Mae Mortgage Loan or Freddie Mac Mortgage Loan that is included in a Facility Eligible Pool, (B) that at the time it was made, such Advance was authorized pursuant to, and determined by the Servicer or the related Subservicer, as applicable, in good faith to comply with all requirements for reimbursement related to the Designated Servicing Contract and (C) as to which the Servicer has complied with all of the requirements for reimbursement related to the Designated Servicing Contract and which remains collectible;
(iv)    as to which all right, title and interest in and to such Receivable (including good and marketable title) have been validly sold and/or contributed by the Receivables Seller to the Depositor, and validly sold and/or contributed by the Depositor to the Issuer or in the case of certain Receivables sold to the Issuer by a Prior Issuer, right, title and interest to such Receivables validly sold to the Issuer pursuant to an Assignment and Recognition Agreement;
(v)    with respect to which no representation or warranty made by the Receivables Seller or the Servicer in the Receivables Sale Agreement has been breached, which breach has continued uncured past the time at which the Servicer or the Receivables Seller was required to pay the Indemnity Payment with respect thereto pursuant to the Receivables Sale Agreement;

(vi)    with respect to which, as of the date such Receivable was acquired by the Issuer, none of the Receivables Seller, the Servicer, the applicable Subservicer or the Depositor had (A) taken any action that would impair the right, title and interest of the Indenture Trustee therein, or (B) failed to take any action that was necessary to avoid impairing the Indenture Trustee’s right, title or interest therein;
(vii)    the Advance related to which either (A) has been fully funded by the Servicer (or any predecessor servicer) using its own funds and/or Collections (as appropriate) in excess of the related Required Expense Reserve, and/or amounts drawn on Variable Funding Notes or out of funds in the Collection and Funding Account or Available Funds as provided herein, or (B) in the case of Delinquency Advances, will be funded on the related Funding Date and all amounts necessary to fund the related Advance are on deposit in an account under the exclusive control and direction of the Indenture Trustee pending remittance to Freddie Mac or Fannie Mae, as applicable;
(viii)    which relates to a Mortgage Loan (A) that is secured by a first lien on the underlying Mortgaged Property and (B) the terms of which have not been modified after the creation of such Receivable unless the Servicer has submitted a claim for reimbursement thereof to Freddie Mac or Fannie Mae, (as applicable), and no more than ninety (90) days have passed since the date of the modification, but in no event past Freddie Mac or Fannie Mae, as applicable, timelines for reimbursement;
(ix)    in the case of an Advance related to a Freddie Mac Mortgage Loan, Freddie Mac has the responsibility to reimburse the related Advances and in the case of an Advance related to a Fannie Mae Mortgage Loan, Fannie Mae has the responsibility to reimburse the related Advance; and
(x)    with respect to Receivables originated with respect to a Fannie Mae Pool, Fannie Mae either (A) has the right, under its Preferred Stock Purchase Agreement with the United States Treasury, to draw at least an amount sufficient to meet its obligations or (B) has access to another source of credit support that is acceptable to the Administrative Agent in its sole discretion, to fund its advance reimbursement obligations, and with respect to Receivables originated with respect to a Freddie Mac Pool, Freddie Mac either (A) has the right, under its Preferred Stock Purchase Agreement with the United States Treasury, to draw at least an amount sufficient to support its obligations or (B) has access to another source of credit support that is acceptable to the Administrative Agent, in its sole discretion, to fund its reimbursement obligations.
Facility Entity: As defined in Section 9.5(i).
Family Member: With respect to any individual, any other individual having a relationship by blood, marriage, or adoption to such individual.
Family Trust: With respect to any individual, any trust or other estate planning vehicle established for the benefit of such individual or Family Members of such individual.

Fannie Mae: The Federal National Mortgage Association (commonly known as Fannie Mae), and its successors. References to Fannie Mae herein include Fannie Mae in the capacity as trustee for any Pool.
Fannie Mae Advance:     Any Advance with respect to a Fannie Mae Mortgage Loan.
Fannie Mae Guide: Collectively, the Fannie Mae Single Family Servicing Guide, the Fannie Mae Mortgage Selling and Servicing Contract and the Fannie Mae Investor Reporting Manual, in each case, as amended, modified or supplemented from time to time. References to chapters, sections and definitions in the Fannie Mae Guide refer to the chapters, sections and definition references that exist in the Fannie Mae Guide as of the Closing Date, but to the extent that the chapters, sections and definition references change in subsequent amendments to the Fannie Mae Guide, references to the Fannie Mae Guide shall also include any successor or replacement chapter, section and definition references.
Fannie Mae Investor Reporting Manual: The Fannie Mae Investor Reporting Manual, as amended, modified or supplemented from time to time. References to chapters, sections and definitions in the Fannie Mae Investor Reporting Manual refer to the chapters, sections and definition references that exist in the Fannie Mae Investor Reporting Manual as of the Closing Date, but to the extent that the chapters, sections and definition references change in subsequent amendments to the Fannie Mae Investor Reporting Manual, references to the Fannie Mae Investor Reporting Manual shall also include any successor or replacement chapter, section and definition references.
Fannie Mae Lender Contract: As defined in the Granting Clause.
Fannie Mae Mortgage Loan: A Mortgage Loan included in a Fannie Mae Pool.
Fannie Mae Pool: A discrete pool of Mortgage Loans owned by a master trust of which Fannie Mae is the trustee, and in which Fannie Mae has a 100% participation percentage which is serviced by the Servicer (or a Subservicer on its behalf) pursuant to a Designated Servicing Contract. The Fannie Mae Mortgage Loans, which are subject to a Fannie Mae Pool, are set forth on Exhibit A to the applicable Consent.
Fannie Mae Requirements: The Fannie Mae Consent, the Mortgage Selling and Servicing Contract, the Fannie Mae Guide and the contracts (including any related guaranty agreement, master servicing agreement, master agreement for servicer’s principal and interest custodial account, master agreement for servicer’s escrow custodial account, master custodial agreement, schedule of subscribers and any other agreement or arrangement) and all applicable rules, regulations, communications, memoranda and other written directives, procedures, manuals, guidelines, including Fannie Mae servicer eligibility requirements, and any other information or material incorporated therein, defining the rights and obligations of Fannie Mae and Servicer, with respect to the Fannie Mae Mortgage Loans.
FATCA: shall mean Sections 1471 through 1474 of the Code (or any regulations or agreements thereunder or official interpretations thereof) or any intergovernmental agreement between the

United States and another jurisdiction entered into in connection with the implementation thereof (or any law implementing such an intergovernmental agreement).
FATCA Withholding Tax: shall mean any withholding or deduction required pursuant to FATCA.
Fee Accumulation Account: The segregated non-interest bearing trust account or accounts, each of which shall be an Eligible Account, established and maintained pursuant to Section 4.7 and entitled “Citibank, N.A., as Indenture Trustee in trust for the Noteholders of loanDepot Agency Advance Receivables Trust Advance Receivables Backed Notes, Fee Accumulation Account.”
Fee Accumulation Amount: With respect to each Interim Payment Date or any Limited Funding Date, the aggregate amount of Fees, plus any Series Fees, up to the Series Fee Limit, plus any Undrawn Fees, due and payable on the next Payment Date, plus any expenses (including indemnities) payable on the next Payment Date pursuant to Section 4.5(a)(1)(i) or (ii) or Section 4.5(a)(2)(i) or (ii) that have been invoiced or noticed to the Indenture Trustee and the Administrator prior to the Determination Date for such Interim Payment Date or Limited Funding Date, as applicable, plus any Default Supplemental Fees and Cumulative Default Supplemental Fee Shortfall Amounts, plus any ERD Supplemental Fees and Cumulative ERD Supplemental Fee Shortfall Amounts minus amounts already on deposit in the Fee Accumulation Account (assuming for this purpose that the aggregate VFN Principal Balance remains unchanged from the Determination Date for such Interim Payment Date or Limited Funding Date, as applicable, through the end of the then-current Interest Accrual Period).
Fee Letter: For any Series, as defined in the related Indenture Supplement, if applicable.
Fees: Collectively, with respect to any Interest Accrual Period, the Indenture Trustee Fee, the Owner Trustee Fee and the Verification Agent Fee.
Final Payment Date: For any Class of Notes, the earliest of (i) the Stated Maturity Date for such Class, (ii) after the end of the related Revolving Period, the Payment Date on which the Note Balance of the Notes of such Class has been reduced to zero, and (iii) the Payment Date which follows the Payment Date on which all proceeds of the sale of the Trust Estate are distributed pursuant to Section 8.6.
Financial Asset: As defined in Section 8-102(a)(9) of the UCC.
Fitch: Fitch Ratings, Inc., or any successor thereto.
Freddie Mac: The Federal Home Loan Mortgage Corporation (commonly known as Freddie Mac), and its successors and/or assigns, including as a result of the resolution of the pending conservatorship of Freddie Mac. References to Freddie Mac herein include Freddie Mac in the capacity as trustee for any Pool.
Freddie Mac Advance: Any Advance with respect to a Freddie Mac Mortgage Loan.
Freddie Mac Guide: The Freddie Mac Single-Family Seller/Servicer Guide, as amended, modified or supplemented from time to time. References to chapters, sections and definitions in the Freddie Mac Guide refer to the chapters, sections and definition references that exist in the Freddie Mac Guide as of the Closing Date, but to the extent that the chapters, sections and definition references change in subsequent amendments to the Freddie Mac Guide, references to the Freddie Mac Guide shall also include any successor or replacement chapter, section and definition references.
Freddie Mac Mortgage Loan: A Mortgage Loan included in a Freddie Mac Pool.
Freddie Mac Pool: A discrete pool of Mortgage Loans owned by Freddie Mac or a master trust (on behalf of Freddie Mac, and in which Freddie Mac has a 100% percentage of participation) which is serviced by the Servicer (or a Subservicer on its behalf) pursuant to a Designated Servicing Contract. The Freddie Mac Mortgage Loans, which are subject to a Freddie Mac Pool, are set forth on Schedule B to the applicable Consent.
Freddie Mac Purchase Documents: The Purchase Documents as defined in the Freddie Mac Guide as each such Purchase Document may be amended, modified, restated, supplemented or replaced from time to time.
Full Amortization Period: For all Series of Notes, the period that begins upon the occurrence of a Facility Early Amortization Event, subject to Section 4.12, and ends on the date on which (i) the Notes of all Series are paid or redeemed in full or (ii) such Facility Early Amortization Event is waived and the Revolving Period or the Target Amortization Period, as applicable, is continued in accordance with the terms of Section 4.12 hereof.
Funding Certification: A report delivered by the Administrator in respect of each Funding Date pursuant to Section 4.3(a).
Funding Conditions: With respect to any proposed Funding Date, the following conditions:
(i)    no breach of the Collateral Test shall exist following the proposed funding;
(ii)    no breach of representation, warranty or covenant of the Receivables Seller, the Servicer, the Administrator, the Depositor or the Issuer, or with respect to the Receivables, hereunder or under any Transaction Document, shall exist which could reasonably be expected to have a material Adverse Effect;
(iii)    no Funding Interruption Event or Facility Early Amortization Event shall have occurred and be continuing;
(iv)    (A) with respect to any Funding Date which will be a VFN Draw Date related to any increase in the Uncommitted VFN Principal Balance: (1) the Administrator shall have provided the Indenture Trustee, no later than 3:00 p.m. Eastern Time on the second Business Day preceding such Funding Date (or such other time as may be agreed to from time to time by the Servicer, the Indenture Trustee and the Administrative Agent), a Determination Date Administrator Report reporting information with respect to the Receivables in the Trust Estate and demonstrating the satisfaction of the Collateral Test, and no later than 3:00 p.m. Eastern Time on the second Business Day preceding such Funding Date (or such other time as may be agreed to from time to time by the Servicer, the Indenture Trustee and the Administrative Agent), a Funding Certification certifying that all Funding Conditions have been satisfied and (2) the VFN Note Purchaser shall have notified the Administrative Agent by 4:00 p.m. Eastern Time on the second Business Day preceding such Funding Date that it has elected to fund this additional draw and (B) with respect to any Funding Date which is not a VFN Draw Date or with respect to any Funding Date which will be a VFN Draw Date related to any increase in the Committed VFN Principal Balance, the Administrator shall have provided the Indenture Trustee, no later than 3:00 p.m. Eastern Time on the second Business Day preceding such Funding Date (or such other time as may be agreed to from time to time by the Servicer, the Indenture Trustee and the Administrative Agent), a Determination Date Administrator Report reporting information with respect to the Receivables in the Trust Estate and demonstrating the satisfaction of the Collateral Test, and no later than 3:00 p.m. Eastern Time on the Business Day preceding such Funding Date (or such other time as may be agreed to from time to time by the Servicer, the Indenture Trustee and the Administrative Agent), a Funding Certification certifying that all Funding Conditions have been satisfied;
(v)    the full amount of the Required Expense Reserve shall be on deposit in the Collection and Funding Account before and after the release of cash from such account to fund the purchase price of Receivables;
(vi)    on any Funding Date that is an Interim Payment Date or a Limited Funding Date, after giving effect to the transfers on such Funding Date contemplated by Section 4.3(f), the Interest Accumulation Amount is on deposit in the Interest Accumulation Account, the Fee Accumulation Amount is on deposit in the Fee Accumulation Account and the Target Amortization Principal Accumulation Amount, if any, is on deposit in the Target Amortization Principal Accumulation Account and the applicable Series Reserve Required Amount is on deposit in the Series Reserve Account for such Series;
(vii)    the payment of the New Receivables Funding Amount on such Funding Date shall not result in a material adverse United States federal income tax consequence to the Trust Estate or any Noteholders;
(viii)    the Verification Agent is SitusAMC, or if SitusAMC (i) resigns as Verification Agent and not more than thirty (30) days have passed since such resignation or (ii) is terminated by the Receivables Seller, the Depositor or the Issuer, the Administrator has selected a successor verification agent and the Administrative Agent has approved such successor verification agent (such approval not to be unreasonably withheld or delayed) and such successor verification agent has assumed the Verification Agent’s duties;
(ix)    a Cease Funding Event shall not have occurred and be continuing;

(x)    no change shall be made to the Fannie Mae seller servicer ID or Freddie Mac seller/servicer number (or its equivalent), as applicable, with respect to any Facility Eligible Pool; and
(xi)    Freddie Mac shall not have refused or provided notice to the Servicer that it shall refuse to accept and process a Servicer’s request for a Transfer of Servicing (as set forth the Freddie Mac Consent).
Funding Date: Any Payment Date, Interim Payment Date or Limited Funding Date occurring at a time when no Facility Early Amortization Event shall have occurred and shall be continuing; provided, that the Administrator shall have delivered a Funding Certification in accordance with Section 4.3(a) for such date.
Funding Interruption Event: The occurrence of an event which with the giving of notice or the passage of time, or both, would constitute a Facility Early Amortization Event.
GAAP: U.S. generally accepted accounting principles that are (i) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its successors, as in effect from time to time, and (ii) applied consistently with principles applied to past financial statements of the Administrator and its subsidiaries; provided that a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) that such principles have been properly applied in preparing such financial statements.
Global Note: A Note issued in global form and deposited with or on behalf of the Depository, substantially in the form of one or more of the Global Notes attached hereto as Exhibit A-1 and Exhibit A-3.
Grant: Pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of such collateral or other agreement or instrument and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.
Hsieh Investors: Each of the JLSSAA Trust, established September 4, 2014, JLSA, LLC, Trilogy Mortgage Holdings, Inc., Trilogy Management Investors Six, LLC, Trilogy Management Investors Seven, LLC, and Trilogy Management Investors Eight, LLC, and each of their respective affiliates.

Increased Costs: The amounts described in the related Indenture Supplement.

Increased Costs Limit: For any Series or Class of Notes, as defined in the related Indenture Supplement, if applicable.
Indemnified Party: As defined in Section 9.2(a).
Indemnity Payment: With respect to any Receivable in respect of which a payment is required to be made by the Issuer, the Depositor or the Receivables Seller under Section 2.3 of this Indenture, the Receivables Pooling Agreement, the Receivables Sale Agreement or any Assignment and Recognition Agreement, and as of the Payment Date on which the “Indemnity Payment” must be made, the Receivable Balance of such Receivable as of such Payment Date.
Indenture: As defined in the Preamble.
Indenture Supplement: With respect to any Series of Notes, a supplement to this Indenture, executed and delivered in conjunction with the issuance of such Notes pursuant to Section 6.1, together with any amendment to the Indenture Supplement executed pursuant to Section 12.1 or 12.2, and, in either case, including all amendments thereof and supplements thereto.
Indenture Trustee: The Person named as the Indenture Trustee in the Preamble until a successor Indenture Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Indenture Trustee” means and includes each Person who is then an Indenture Trustee hereunder.
Indenture Trustee Authorized Officer: With respect to the Indenture Trustee, Calculation Agent, Paying Agent, Note Registrar or Securities Intermediary, any officer of the Indenture Trustee, Calculation Agent, Paying Agent, Note Registrar or Securities Intermediary assigned to its corporate trust services, including any vice president, assistant vice president, assistant treasurer or trust officer customarily performing functions with respect to corporate trust matters and, with respect to a particular corporate trust matter under this Indenture, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject, in each case, having direct responsibility for the administration of this Indenture.
Indenture Trustee Fee: The fee payable to the Indenture Trustee hereunder on each Payment Date in a monthly amount to be calculated based on the outstanding balance of the Receivables as of the prior Payment Date, as set forth in Indenture Trustee Fee Letter, plus any additional amounts due and owing to the Indenture Trustee pursuant to the Section 11.7.
Indenture Trustee Fee Letter: The fee letter agreement between Citibank and the Administrator dated July 9, 2020, as amended, supplemented, restated, or otherwise modified, setting forth the fees to be paid to Citibank for the performance of its duties as Indenture Trustee and in all other capacities.
Independent Manager: (i) A natural person and (ii) a Person who (A) shall not have been at the time of such Person’s appointment, and may not have been at any time during the preceding five (5) years and shall not be as long as such Person is an Independent Manager of the Depositor (1) a direct or indirect legal or beneficial owner in such entity or any of its Affiliates, (2) a member, officer, director, manager, partner, shareholder or employee of the Administrator or any of its managers, members, partners, subsidiaries, shareholders or Affiliates other than the Depositor or any Affiliate thereof that is intended to be structured as a “bankruptcy remote” entity (collectively, the “Independent Parties”), (3) a supplier to any of the Independent Parties, (4) a person controlling or under common control with any director, member, partner, shareholder or supplier of any of the Independent Parties or (5) a member of the immediate family of any director, member, partner, shareholder, officer, manager, employee or supplier of the Independent Parties, (B) has prior experience as an independent director or manager for a corporation or limited liability company whose charter documents required the unanimous consent of all independent directors or managers thereof before such corporation or limited liability company could consent to the institution of bankruptcy or insolvency proceedings against it or could file a petition seeking relief under any applicable federal or state law relating to bankruptcy and (C) has at least three (3) years of employment experience with one or more entities that provide, in the ordinary course of their respective businesses, advisory, management or placement services to issuers of securitization or structured finance instruments, agreements or securities; provided, that, notwithstanding the terms and provisions of clause (ii)(A)(1) immediately above, the indirect or beneficial ownership of membership interests of the Administrator through a mutual fund or similar diversified investment vehicle with respect to which the owner does not have discretion or control over the investments held by such diversified investment vehicle shall not preclude such owner from being an Independent Manager.
Initial Committed VFN Balance: With respect to a Class of VFNs, as defined in the related Note Purchase Agreement.
Initial Note Balance: For any Note or for any Class of Notes, the Note Balance of such Note upon the related Issuance Date as specified in the related Indenture Supplement.
Initial Payment Date:     As defined in any related Indenture Supplement.
Initial Receivables: The Receivables sold and/or contributed by the Receivables Seller to the Depositor on the Closing Date pursuant to the Receivables Sale Agreement, and further sold and/or contributed by the Depositor to the Issuer on the Closing Date pursuant to the Receivables Pooling Agreement, and the Receivables sold by a Prior Issuer to the Issuer on the Closing Date pursuant to the Assignment and Recognition Agreement, and Granted by the Issuer to the Indenture Trustee for inclusion in the Trust Estate, and which consist of Receivables arising from the making by the Receivables Seller (and/or any predecessor servicer) of Advances with respect to the Designated Pools listed on the Designated Servicing Contract Schedule as of the Closing Date.
Initial Uncommitted VFN Balance: With respect to a Class of VFNs, as defined in the related Note Purchase Agreement.
Insolvency Event: With respect to a specified Person, (i) an involuntary case or other proceeding under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced against any Person or any substantial part of its property, or a petition shall be filed against such Person in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, seeking the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the winding-up or liquidation of such Person’s business and (A) such case or proceeding shall continue undismissed and unstayed and in effect for a period of sixty (60) days or (B) an order for relief in respect of such Person shall be entered in such case or proceeding under such laws or a decree or order granting such other requested relief shall be granted; or (ii) the commencement by such Person of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due or the admission by such Person of its inability to pay its debts generally as they become due.
Insolvency Proceeding: Any proceeding of the sort described in the definition of Insolvency Event.
Interest Accrual Period: For any Class of Notes and any Payment Date, the period specified in the related Indenture Supplement.
Interest Accumulation Account: The segregated non-interest bearing trust account or accounts, each of which shall be an Eligible Account, established and maintained pursuant to Section 4.1 and Section 4.7 and entitled “Citibank N.A., as Indenture Trustee in trust for the Noteholders of loanDepot Agency Advance Receivables Trust Advance Receivables Backed Notes, Interest Accumulation Account.”
Interest Accumulation Amount: With respect to each Interim Payment Date or Limited Funding Date, the sum of the Interest Payment Amounts attributable to Senior Interest Amounts due and payable with respect to all Classes of Notes on the next succeeding Payment Date, plus all Senior Cumulative Interest Shortfall Amounts as of the immediately preceding Payment Date or Limited Funding Date, minus amounts then on deposit in the Interest Accumulation Account (assuming for this purpose that the aggregate VFN Principal Balance remains unchanged from the Determination Date for such Interim Payment Date or Limited Funding Date through the end of its then-current Interest Accrual Period).
Interest Amount: For any Interest Accrual Period and any Class of Notes, interest accrued on such Class during such period, in an amount equal to interest on such Class’s Note Balance at the applicable Note Interest Rate.
Interest Day Count Convention: For any Series or Class of Notes, the fraction specified in the related Indenture Supplement to indicate the number of days counted in an Interest Accrual Period divided by the number of days assumed in a year, for purposes of calculating the Interest Payment Amount for each Interest Accrual Period in respect of such Series or Class.

Interest Payment Amount: For any Series or Class of Notes, as applicable and with respect to any Payment Date:
(i)    for any Series or Class of Term Notes, the related Cumulative Interest Shortfall Amount for such Class of Notes and such Payment Date plus the product of:
(A)    the related Note Balance as of the close of business on the preceding Payment Date;
(B)    the related Note Interest Rate for such Series or Class and for the related Interest Accrual Period; and
(C)    the number of days counted in the related Interest Accrual Period based on the Interest Day Count Convention specified in the related Indenture Supplement; and
(ii)    for any Class of Variable Funding Notes, the related Cumulative Interest Shortfall Amount for such Class of Notes and such Payment Date plus the product of:
(A)    the average daily aggregate VFN Principal Balance during the related Interest Accrual Period (calculated based on the average of the aggregate VFN Principal Balances on each day during the related Interest Accrual Period);
(B)    the related Note Interest Rate for such Class during the related Interest Accrual Period; and
(C)    the number of days counted in the related Interest Accrual Period based on the Interest Day Count Convention specified in the related Indenture Supplement.
Interested Noteholders: For any Class, any Noteholder or group of Noteholders holding Notes evidencing not less than 25% of the aggregate Voting Interests of such Class.
Interim Payment Date: With respect to any Series of Notes, as defined in the related Indenture Supplement.
Interim Payment Date Report: As defined in Section 3.2(c).
Invested Amount: For any Series or Class of Notes, the related Series Invested Amount or Class Invested Amount, as applicable.
Investment Company Act: The Investment Company Act of 1940, as amended.
Issuance Date: For any Series of Notes, the date of issuance of such Series, as set forth in the related Indenture Supplement.
Issuer: As defined in the Preamble.

Issuer Affiliate: Any person involved in the organization or operation of the Issuer or an affiliate of such a person within the meaning of Rule 3a-7 promulgated under the Investment Company Act.
Issuer Amount: As defined in Section 4.3(e).
Issuer Authorized Officer: Any director or any authorized officer of the Owner Trustee or the Administrator.
Issuer Certificate: A certificate (including an Officer’s Certificate) signed in the name of an Issuer Authorized Officer, or signed in the name of the Issuer by an Issuer Authorized Officer. Wherever this Indenture requires that an Issuer Certificate be signed also by an accountant or other expert, such accountant or other expert (except as otherwise expressly provided in this Indenture) may be an employee of the Servicer or an Affiliate.
Issuer Tax Opinion: With respect to any undertaking, an Opinion of Counsel to the effect that, for U.S. federal income tax purposes, (i) such undertaking will not result in the Issuer being subject to tax as an association (or publicly traded partnership) taxable as a corporation or a taxable mortgage pool, (ii) (a) except in the case of Specified Notes, if any Notes are issued or deemed issued as a result of such undertaking, any Notes issued or deemed issued on such date that are treated as outstanding for U.S. federal income tax purposes will be debt and (b) with respect to any Specified Notes issued or deemed issued on such date that are treated as outstanding for U.S. federal income tax purposes and as to which the Issuer has previously received an opinion that such Notes should be debt, such Notes should be debt, and, if requested by the Administrative Agent, (iii) such undertaking will not cause the Noteholders or beneficial owners of Notes previously issued to be deemed to have sold or exchanged such Notes under Section 1001 of the Code.
Judicial Corporate Advance: Any Corporate Advance in respect of a Mortgage Loan secured by a Mortgaged Property located in a Judicial State.
Judicial Corporate Receivable: Any Corporate Advance Receivable in respect of a Judicial Corporate Advance.
Judicial Escrow Advance: Any Escrow Advance in respect of a Mortgage Loan secured by a Mortgaged Property located in a Judicial State.
Judicial Escrow Receivable: Any Escrow Advance Receivable in respect of a Judicial Escrow Advance.
Judicial State: Each state or territory of the United States that is not a Non-Judicial State.
Limited Funding Date: With respect to any Series of Notes, the dates that are agreed to between the Issuer and the Noteholders of the Variable Funding Notes, provided that the number of dates in each calendar month does not exceed the number specified in the related Indenture Supplement for the Variable Funding Notes.

Liquidity Facility: Any liquidity back-stop facility which may be utilized by a Noteholder of a Class to fund some or all of its disbursements on any such Class of the Notes.
Liquidity Provider: With respect to any Series or Class of VFNs, any “Program Support Provider” or similar entity as further described in the related Indenture Supplement and/or Note Purchase Agreement, as applicable.
loanDepot: loanDepot.com, LLC.
Majority Noteholders: With respect to any Series or Class of Notes or all Outstanding Notes, the Noteholders of greater than 50% of the Note Balance of the Outstanding Notes of such Series or Class or of all Outstanding Notes, as the case may be, measured by Voting Interests in any case.
Maximum VFN Principal Balance: For any VFN Class, the amount specified in the related Indenture Supplement.
Monthly Advance Collection Period: With respect to any Payment Date, the period beginning on the Determination Date for the preceding Payment Date and ending at the close of business on the day before the Determination Date for the current Payment Date, except that, with respect to the initial Payment Date, the Monthly Advance Collection Period begins on the Cut-off Date and ends at the close of business on the day before the related Determination Date.
Month-to-Date Available Funds: With respect to any Interim Payment Date or any Payment Date, the aggregate amount of Collections deposited into the Collection and Funding Account during the period beginning on the day immediately succeeding the Payment Date prior to such Interim Payment Date or Payment Date and ending on such Interim Payment Date or Payment Date.
Moody’s: Moody’s Investors Service, Inc.
Mortgage: With respect to a Mortgage Loan, a mortgage, deed of trust or other instrument encumbering a fee simple interest in real property securing a Mortgage Note.
Mortgage Loan: A loan secured by a Mortgage on real property (including REO Property resulting from the foreclosure of the real property that had secured such loan), which loan has been transferred and assigned to either (i) Freddie Mac and is in a Freddie Mac Pool and serviced for Freddie Mac pursuant to a Designated Servicing Contract and the Freddie Mac Guide and a “Covered Mortgage” under the Freddie Mac Consent or (ii) Fannie Mae and is in a Fannie Mae Pool, serviced for Fannie Mae pursuant to a Designated Servicing Contract and the Fannie Mae Guide and a “Subject Mortgage” under the Fannie Mae Consent.
Mortgage Note: The note or other evidence of the indebtedness of a mortgagor secured by a Mortgage under a Mortgage Loan and all amendments, modifications and attachments thereto.
Mortgaged Property: The interest in real property securing a Mortgage Loan as evidenced by the related Mortgage, together with improvements thereto securing a Mortgage Loan.

New Receivables Funding Amount: For any Funding Date and the Receivables to be funded on such Funding Date, the aggregate Receivable Balance of all Facility Eligible Receivables under all Designated Servicing Contracts, including all Facility Eligible Receivables conveyed to the Issuer since the previous Funding Date (including Delinquency Advance Receivables to be so conveyed on such Funding Date), minus the sum of (i) the aggregate Invested Amounts of all outstanding Series of VFNs prior to the funding on such Funding Date and (ii) the aggregate Invested Amounts of all outstanding Series of Term Notes after giving effect to any changes to the Weighted Average CV Adjusted Advance Rate for such Term Note Series; provided, however, that (1) in any event the aggregate New Receivables Funding Amount disbursed on any Funding Date shall be limited to an amount which may be disbursed without resulting in a violation of the Collateral Test, (2) no amounts may be drawn on VFNs on a Limited Funding Date, and (3) the New Receivables Funding Amount on a Limited Funding Date is limited to amounts then on deposit in the Collection and Funding Account minus the Required Expense Reserve.
New York UCC: The Uniform Commercial Code, as in effect in the State of New York.
Non-Judicial Corporate Advance: Any Corporate Advance in respect of a Mortgage Loan secured by a Mortgaged Property located in a Non-Judicial State.
Non-Judicial Corporate Receivable: A Corporate Advance Receivable in respect of a Non-Judicial Corporate Advance.
Non-Judicial Escrow Advance: Any Escrow Advance in respect of a Mortgage Loan secured by a Mortgaged Property located in a Non-Judicial State.
Non-Judicial Escrow Receivable: An Escrow Advance Receivable in respect of a Non-Judicial Escrow Advance.
Non-Judicial State: Each of the following: Alabama, Alaska, Arizona, Arkansas, California, Colorado, District of Columbia, Georgia, Guam, Idaho, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, North Carolina, Oregon, Rhode Island, South Dakota, Tennessee, Texas, Utah, Virginia, Washington, West Virginia and Wyoming. Additional Non-Judicial States may be designated from time to time pursuant to Section 12.1.
Note or Notes: Any note or notes of any Class authenticated and delivered from time to time under this Indenture and the related Indenture Supplement including, but not limited to, any Variable Funding Note.
Note Balance: On any date (i) for any Term Note, or for any Series or Class of Term Notes, as the context requires, the Initial Note Balance of such Term Note or the aggregate of the Initial Note Balances of the Term Notes of such Series or Class, as applicable, less all amounts paid to the Noteholder of such Term Note or Noteholders of such Term Notes with respect to principal, (ii) for any Variable Funding Note, its VFN Principal Balance on such date and (iii) for any other Note, as set forth in the related Indenture Supplement.

Note Interest Rate: For any Note, or for any Series or Class of Notes as the context requires, the interest rate specified, or calculated as provided in, the related Indenture Supplement.
Note Owner: With respect to a Book Entry Note, the Person who is the owner of such Book Entry Note, as reflected on the books of the Depository, or on the books of a Person maintaining an account with such Depository (directly as a Depository Participant or as an indirect participant, in each case in accordance with the rules of such Depository) and with respect to any Definitive Notes, the Noteholder of such Note.
Note Payment Account: The segregated non-interest bearing trust account or accounts, each of which shall be an Eligible Account, established and maintained pursuant to Section 4.1 and Section 4.8 and entitled Citibank N.A., as Indenture Trustee in trust for the Noteholders of loanDepot Agency Advance Receivables Trust Advance Receivables Backed Notes, Note Payment Account.”
Note Purchase Agreement: An agreement with one or more initial purchasers or placement agents under which the Issuer will sell the Notes to such initial purchaser, or contract with such placement agent for the initial private placement of the Notes, in each case as further defined in the related Indenture Supplement.
Note Register: As defined in Section 6.5.
Note Registrar: The Person who keeps the Note Register specified in Section 6.5.
Noteholder: The Person in whose name a Note is registered in the Note Register, except that, solely for the purposes of giving certain consents, waivers, requests or demands as may be specified in this Indenture, the interests evidenced by any Note registered in the name of, or in the name of a Person or entity holding for the benefit of, the Issuer, the Receivables Seller or any Person that is an Affiliate of either or both of the Issuer and the Receivables Seller, shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, waiver, request or demand shall have been obtained. The Indenture Trustee shall have no responsibility to count any Person as a Noteholder who is not permitted to be so counted hereunder pursuant to the definition of “Outstanding” unless a Responsible Officer of the Indenture Trustee has actual knowledge that such Person is an Affiliate of either or both of the Issuer and Receivables Seller.
Noteholders’ Amount: As defined in Section 4.3(e).
Obligor: Any Person who owes or may be liable for payments under a Mortgage Loan.
OFAC: As defined in Section 9.1(z).
Officer’s Certificate: A certificate signed by an Issuer Authorized Officer and delivered to the Indenture Trustee. Wherever this Indenture requires that an Officer’s Certificate be signed also by an accountant or other expert, such accountant or other expert (except as otherwise expressly provided in this Indenture) may be an employee of the Receivables Seller or the Servicer.

Opinion of Counsel: A written opinion of counsel reasonably acceptable to the Indenture Trustee, which counsel may, without limitation, and except as otherwise expressly provided in this Indenture and except for any opinions related to tax matters or material adverse effects on Noteholders, be an employee of the Issuer, the Receivables Seller or any of their affiliates and for any opinions related to tax matters, must be an opinion of counsel nationally recognized in the tax aspects of asset securitization.
Organizational Documents: The Issuer’s Trust Agreement (including the related Owner Trust Certificate).
Outstanding: With respect to all Notes and, with respect to a Note or with respect to Notes of any Series or Class means, as of the date of determination, all such Notes theretofore authenticated and delivered under this Indenture, except:
(i)    any Notes theretofore canceled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation, or canceled by the Issuer and delivered to the Indenture Trustee pursuant to Section 6.9;
(ii)    any Notes to be redeemed for whose full payment (including principal and interest) redemption money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Noteholders of such Notes; provided that, if such Notes are to be redeemed, notice of such redemption has been duly given if required pursuant to this Indenture, or provision therefore satisfactory to the Indenture Trustee has been made;
(iii)    any Notes which are canceled pursuant to Section 7.3; and
(iv)    any Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture (except with respect to any such Note as to which proof satisfactory to the Indenture Trustee is presented that such Note is held by a person in whose hands such Note is a legal, valid and binding obligation of the Issuer).
For purposes of determining the amounts of deposits, allocations, reallocations or payments to be made, unless the context clearly requires otherwise, references to “Notes” will be deemed to be references to “Outstanding Notes.” In determining whether the Noteholders of the requisite principal amount of such Outstanding Notes have taken any Action hereunder, Notes owned by the Issuer, the Receivables Seller, or any Affiliate of the Issuer or the Receivables Seller shall be disregarded. In determining whether the Indenture Trustee will be protected in relying upon any such Action, only Notes which an Indenture Trustee Authorized Officer has actual knowledge are owned by the Issuer or the Receivables Seller, or any Affiliate of the Issuer or the Receivables Seller, will be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee proves to the satisfaction of the Indenture Trustee the pledgee’s right to act as owner with respect to such Notes and that the pledgee is not the Issuer or the Receivables Seller or any Affiliate of the Issuer or the Receivables Seller.

Owner: When used with respect to a Note, any related Note Owner.
Owner Trust Certificate: A certificate evidencing a 100% undivided beneficial interest in the Issuer.
Owner Trustee: WSFS, not in its individual capacity but solely as owner trustee under the Trust Agreement, and any successor Owner Trustee thereunder.
Owner Trustee Fee: The annual fee of $[***] paid on or prior to the Closing Date directly by the Administrator to the Owner Trustee and thereafter paid annually on or before September 24 every year directly by the Administrator to the Owner Trustee.
Parthenon Investors: Each of Parthenon Investors III, L.P., PCap Associates, Parthenon Capital Partners Fund, L.P., Parthenon Investors IV, L.P., Parthenon Capital Partners Fund II, L.P., PCP Managers, L.P., PCAP Partners III LLC, and PCAP Partners IV LP, each of their respective affiliates.

Paying Agent: The same Person who serves at any time as the Indenture Trustee, or an Affiliate of such Person, as paying agent pursuant to the terms of this Indenture.
Payment Date: The 12th day of such month or, if such 12th day is not a Business Day, the next Business Day following such 12th day commencing on the Initial Payment Date.
Payment Date Report: As defined in Section 3.2(b).
Percentage of Participation: As defined in the Freddie Mac Guide.
Permitted Holders: Any of the Hsieh Investors and the Parthenon Investors.
Permitted Investments: At any time, any one or more of the following obligations and securities:
(i)    (a) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or (b) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, any agency or instrumentality of the United States, provided that such obligations are backed by the full faith and credit of the United States; and provided further that the short-term debt obligations of such agency or instrumentality at the date of acquisition thereof have been rated (x) “A-1” by S&P if such obligations have a maturity of less than sixty (60) days after the date of acquisition or (y) “A-1+” by S&P if such obligations have a maturity greater than sixty (60) days after the date of acquisition;
(ii)    repurchase agreements on obligations specified in clause (a) maturing not more than three months from the date of acquisition thereof; provided that the short-term unsecured debt obligations of the party agreeing to repurchase such obligations are at the time rated “A-1+” by S&P;
(iii)    certificates of deposit, time deposits and bankers’ acceptances of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof and subject to supervision and examination by a federal and/or state banking authority of the United States; provided that the unsecured short-term debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated “A-1+” by S&P;
(iv)    commercial paper of any entity organized under the laws of the United States or any state thereof which on the date of acquisition has been rated “A-1+” by S&P;
(v)    interests in any U.S. money market fund which, at the date of acquisition of the interests in such fund (including any such fund that is managed by the Indenture Trustee or an Affiliate of the Indenture Trustee or for which the Indenture Trustee or an Affiliate acts as advisor) and throughout the time as the interest is held in such fund, has a rating of “AAAm” from S&P; or
(vi)    other obligations or securities that are acceptable to S&P as Permitted Investments hereunder and if the investment of Account funds therein will not result in a reduction of the then current rating of the Notes, as evidenced by a letter to such effect from S&P;
provided, that each of the foregoing investments shall mature no later than the Business Day prior to the Payment Date immediately following the date of purchase thereof (other than in the case of the investment of monies in instruments of which the Indenture Trustee is the obligor, which may mature on the related Payment Date), and shall be required to be held to such maturity; and provided further, that each of the Permitted Investments may be purchased by the Indenture Trustee through an Affiliate of the Indenture Trustee.
Permitted Investments are only those which are acquired by the Indenture Trustee in its capacity as Indenture Trustee, and with respect to which (A) the Indenture Trustee has noted its interest therein on its books and records, and (B) the Indenture Trustee has purchased such investments for value without notice of any adverse claim thereto (and, if such investments are securities or other financial assets or interests therein, within the meaning of Section 8-102 of the UCC, without acting in collusion with a Securities Intermediary in violating such Securities Intermediary’s obligations to entitlement holders in such assets, under Section 8-504 of the UCC, to maintain a sufficient quantity of such assets in favor of such entitlement holders), and (C) either (i) such investments are in the possession of the Indenture Trustee or (ii) such investments, (x) if certificated securities and in bearer form, have been delivered to the Indenture Trustee, or if in registered form, have been delivered to the Indenture Trustee and either registered by the issuer in the name of the Indenture Trustee or endorsed by effective endorsement to the Indenture Trustee or in blank; (y) if uncertificated securities, ownership of such securities has been registered in the name of the Indenture Trustee on the books of the issuer thereof (or another person, other than a Securities Intermediary, either has become the registered owner of the uncertificated security on behalf of the Indenture Trustee or, having previously become the registered owner, acknowledges that it holds for the Indenture Trustee); or (z) if Securities Entitlements representing interests in securities or other financial assets (or interests therein) held by a Securities Intermediary, a Securities Intermediary indicates by book entry that a security or other financial asset has been credited to the Indenture Trustee’s Securities Account with such Securities Intermediary. No instrument described hereunder may be purchased at a price greater than par, if such instrument may be prepaid or called at a price less than its purchase price prior to its stated maturity.
Permitted Lien: Any (i) liens for taxes, assessments, or similar charges incurred in the ordinary course of business and which are not yet due or as to which the period of grace, if any, related thereto has not expired or which are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP and (ii) any right of Fannie Mae or Freddie Mac, as applicable, under the applicable Consent, the Freddie Mac Guide, the Freddie Mac Purchase Documents and any Designated Servicing Contract, as applicable.
Permitted Refinancing: An assignment by the Issuer, subject to satisfaction of Section 2.1(c), either (i) to a third party unaffiliated with the Servicer or (ii) to a special purpose, bankruptcy-remote entity, of one or more Receivables related to the Mortgage Loans attributable to one or more Designated Pools, as a result of which assignment the assignee pays to the Issuer 100% of the Receivable Balances with respect to such Receivables; provided, that in the case of any special purpose entity, if requested by the Administrative Agent, an opinion of external legal counsel, reasonably satisfactory to the Administrative Agent, to the effect that the Issuer would not be substantively consolidated with the Servicer or any non-special purpose entity Affiliate of the Servicer involved in the transactions contemplated herein, shall have been delivered to the Administrative Agent.
Person: Any individual, corporation, estate, partnership, limited liability company, limited liability partnership, joint venture, association, joint-stock company, business trust, trust, unincorporated organization, government-sponsored enterprise, government or any agency or political subdivision thereof, or other entity of a similar nature.
Place of Payment: With respect to any Class of Notes issued hereunder, the city or political subdivision so designated with respect to such Class of Notes by the Indenture Trustee.
Pool: A Freddie Mac Pool or a Fannie Mae Pool.
Predecessor Notes: Of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 6.2 in lieu of a mutilated, lost, destroyed or stolen Note will be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.
Principal and Interest Custodial Account: For Freddie Mac Advances, as defined in the Freddie Mac Guide. For Fannie Mae Advances, the custodial account into which the Servicer is required to remit principal and interest collections on Fannie Mae Mortgage Loans in the related Fannie Mae Pool.
Principal and Interest Payments: For Freddie Mac Advances, as defined in the Freddie Mac Guide. For Fannie Mae Advances, collections of or in respect of principal and interest on Fannie Mae Mortgage Loans in the related Fannie Mae Pool.

Prior Issuer:    Any such issuer as approved by the Administrative Agent in its sole discretion.
PTCE: As defined in Section 6.5(k).
Qualified Institutional Buyer: As defined in Rule 144A under the Securities Act.
Receivable: The contractual right (i) to reimbursement relating to a Designated Servicing Contract and the Freddie Mac Guide and/or Freddie Mac Purchase Documents or the Fannie Mae Guide, (as applicable), for an Advance with respect to a Mortgage Loan in Designated Pool pursuant to such Designated Servicing Contract, which Advance has not previously been reimbursed, and which contractual right to reimbursement has, subject to the interests of Fannie Mae and Freddie Mac as set forth in this Indenture and in the applicable Consent, been Granted to the Indenture Trustee for inclusion in the Trust Estate by the Issuer hereunder, including all rights of the Servicer (including any predecessor servicer) to enforce payment of such obligation relating to the Designated Servicing Contract, consisting of the Initial Receivables and all Additional Receivables and (ii) to amounts to be paid as consideration for any purchase of the contractual right to reimbursement described under clause (i). A “Receivable” remains a “Receivable,” and is not deemed to have been converted into cash, except to the extent that cash in respect of a reimbursement of that Receivable has been deposited into the Collection and Funding Account. A “Receivable” is originated when the Servicer makes the related Advance (or reimburses the applicable Subservicer therefor pursuant to the related Subservicing Contract) or, with respect to Advances made by a predecessor servicer, when the Servicer reimburses the predecessor servicer for such Advance when the Servicer assumes servicing of the related Mortgage Loan.
Receivable Balance: As of any date of determination and with respect to any Receivable, the outstanding amount of such Receivable, which shall only be reduced to the extent that cash in respect of reimbursement of that Receivable has been deposited into the Collection and Funding Account.
Receivable File: The documents described in Section 2.2 pertaining to a particular Receivable.
Receivables Pooling Agreement: The Receivables Pooling Agreement, dated as of the Closing Date, between the Depositor, as seller, and the Issuer, as purchaser, as amended, supplemented, restated, or otherwise modified from time to time.
Receivables Sale Agreement: The Receivables Sale Agreement, dated as of the Closing Date, between the Receivables Seller, as seller, and the Depositor, as purchaser, as amended, supplemented, restated, or otherwise modified from time to time.
Receivables Sale Termination Date: The earlier to occur of (i) the date, after the conclusion of the Revolving Period for all Series and Classes of Notes, on which all amounts due on all Series and Classes of Notes issued by the Issuer pursuant to this Indenture, and all other amounts payable to any party pursuant to this Indenture, shall have been paid in full, and (ii) the occurrence of the Consent Withdrawal Date with respect to both the Fannie Mae Consent and the Freddie Mac Consent.

Receivables Seller: The Servicer, as the seller under the Receivables Sale Agreement.
Record Date: For the interest or principal payable on any Note on any applicable Payment Date or Interim Payment Date, (i) for a Book Entry Note, the last Business Day before such Payment Date or Interim Payment Date, as applicable, and (ii) for a Definitive Note, the last day of the calendar month preceding such Payment Date or Interim Payment Date, as applicable, unless otherwise specified in the related Indenture Supplement.
Redemption Amount: With respect to a redemption of any Series or Class of Notes by the Issuer pursuant to Section 13.1, an amount, which when applied together with other Available Funds pursuant to Section 4.5, shall be sufficient to pay an amount equal to the sum of (i) the Note Balance of all Outstanding Notes of such Series or Class to be redeemed as of the applicable Redemption Payment Date or Redemption Date, (ii) all accrued and unpaid interest on the Notes of such Series or Class to be redeemed through the day prior to such Redemption Payment Date or Redemption Date, (iii) any and all amounts allocable to the Notes of such Series or Class to be redeemed and then owing or owing in connection with such redemption to the Indenture Trustee, the Securities Intermediary, any Derivative Counterparty, Liquidity Provider or Supplemental Credit Enhancement Provider, from the Issuer pursuant to the terms hereof, and (iv) any and all other amounts allocable to the Notes of such Series or Class to be redeemed then due and payable hereunder (including without limitation all accrued and unpaid Default Supplemental Fees and ERD Supplemental Fees and related shortfall amounts on the Notes of such Series or Class to be redeemed through the day prior to such Redemption Payment Date or Redemption Date) and, in the case of the redemption of all Outstanding Notes, sufficient to authorize the satisfaction and discharge of this Indenture pursuant to Section 7.1.
Redemption Date: As defined in Section 13.1.
Redemption Notice: As defined in Section 13.2.
Redemption Payment Date: As defined in Section 13.1.
Redemption Percentage: For any Class, 10% or such other percentage set forth in the related Indenture Supplement or as otherwise defined in Section 13.1(a).
Regulation S: Regulation S promulgated under the Securities Act or any successor provision thereto, in each case as the same may be amended from time to time; and all references to any rule, section or subsection of, or definition contained in, Regulation S means such rule, section, subsection, definition or term, as the case may be, or any successor thereto, in each case as the same may be amended from time to time.
Regulation S Definitive Note: As defined in Section 5.2(c)(ii).
Regulation S Global Note: As defined in Section 5.2(c)(ii).
Regulation S Note: As defined in Section 5.2(c)(ii).
Regulation S Note Transfer Certificate: As defined in Section 6.5(i)(ii).

Remaining Specified Note Capacity: As defined in Section 6.2(b).
REO Property: A Mortgaged Property for which Freddie Mac or Fannie Mae or another Person on Freddie Mac’s or Fannie Mae’s behalf, as applicable, has acquired title to such Mortgaged Property through foreclosure or by deed in lieu of foreclosure.
Required Expense Reserve: An amount that, following any Funding Date, shall remain on deposit in the Collection and Funding Account, which amount shall equal (i) the amounts payable in respect of Fees and invoiced or regularly occurring expenses payable from Available Funds on the next Payment Date, plus (ii) all accrued and unpaid interest due on the Notes on the next Payment Date following such Funding Date, plus (iii) all amounts required to be deposited into each Series Reserve Account on the next Payment Date, plus (iv) the aggregate of all Target Amortization Amounts payable on the next Payment Date, except with respect to any Classes of Notes for which the related Indenture Supplement provides that Target Amortization Amounts shall not be reserved as part of the Required Expense Reserve, plus (v) all accrued and unpaid Default Supplemental Fees and ERD Supplemental Fees and related shortfall amounts, if any, due on the Notes on the next Payment Date following such Funding Date, minus (vi) the amounts then on deposit in the Accumulation Accounts.
Reserve Interest Rate: As defined in the related Indenture Supplement for any Series or Class of Notes.
Responsible Officer:
(i)    When used with respect to the Indenture Trustee, the Calculation Agent, the Note Registrar, the Securities Intermediary or the Paying Agent, an Indenture Trustee Authorized Officer; and
(ii)    when used with respect to the Issuer, any Issuer Authorized Officer who is an officer of the Issuer or is an officer of the Administrator of the type referred to in clause (iii) below; and
(iii)    when used with respect to the Servicer or the Administrator, the chief executive officer, the chief financial officer or any senior vice president of the Servicer or the Administrator, as the case may be.
Retained Note: As defined in Section 9.4.
Revolving Period: For any Series or Class of Notes, the period of time which begins on the related Issuance Date and ends on the earlier to occur of (i) a Target Amortization Event for such Series or Class of Notes and (ii) a Facility Early Amortization Event.
Rule 144A: Rule 144A promulgated under the Securities Act.
Rule 144A Definitive Note: As defined in Section 5.2(c)(i).
Rule 144A Global Note: As defined in Section 5.2(c)(i).

Rule 144A Note: As defined in Section 5.2(c)(i).
Rule 144A Note Transfer Certificate: As defined in Section 6.5(i)(iii).
S&P: Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, which is a part of McGraw Hill Financial, Inc.
Sale: Any sale of any portion of the Trust Estate pursuant to Section 8.16, including, but not limited to, any exercise by the Indenture Trustee of its rights pursuant to the UCC.
Sale Date: As defined in the Receivables Sale Agreement.
Sanctions: As defined in Section 9.1(z).
Schedule of Receivables: On any date, a schedule, which shall be delivered by the Administrator to the Indenture Trustee, and maintained by the Indenture Trustee, in an electronic form, listing the outstanding Receivables (a) (i) sold and/or contributed to the Depositor under the Receivables Sale Agreement and (ii) sold and/or contributed to the Issuer under the Receivables Pooling Agreement or (b) sold to the Issuer pursuant to the Assignment and Recognition Agreement, and, subject to the terms and conditions set forth in this Indenture and the applicable Consent, Granted to the Indenture Trustee pursuant to this Indenture, as updated from time to time to list Additional Receivables Granted to the Indenture Trustee and deducting any amounts paid against the Receivables as of such date, identifying such Receivables by Designated Pool, dollar amount of the related Advance, identifying the Advance Type for such Receivable and identifying the related Mortgage Loan number and date of the related Advance. The Indenture Trustee shall be entitled to rely conclusively on the then current Schedule of Receivables until receipt of a superseding schedule.
Secured Party: As defined in the Granting Clause.
Securities Account: As defined in Section 8-501(a) of the UCC.
Securities Act: The Securities Act of 1933, as amended.
Securities Intermediary: As defined in Section 8-102(a)(14) of the UCC, and where appropriate, shall mean Citibank or its successor, in its capacity as securities intermediary pursuant to Section 4.9.
Security Entitlement: As defined in Section 8-102(a)(17) of the UCC.
Security Interest: The security interest in the Collateral Granted to the Indenture Trustee pursuant to the Granting Clause.
Seller/Servicer ID Number: The specific identification number that Freddie Mac or Fannie Mae assigns to a particular servicer.
Senior Cumulative Interest Shortfall Amount: For any Payment Date and any Class of Notes, any portion of the Senior Interest Amount for that Class for any previous Payment Date that has not been paid, plus accrued and unpaid interest at the Senior Rate plus the Cumulative Interest Shortfall Amount Rate on such shortfall from the Payment Date on which the shortfall first occurred through the current Payment Date.
Senior Interest Amount: For any Interest Accrual Period and any Class of Notes, interest accrued on such Class during such period, up to an amount equal to interest on such Class’s Note Balance at the applicable Senior Rate.
Senior Rate: For each Class of Notes, as specified in the related Indenture Supplement.
Series: One or more Class or Classes of Notes assigned a series designation.
Series Allocation Percentage: For any Series on any date of determination:
(a)    as of any date prior to the Full Amortization Period, the percentage obtained by dividing (i) the Series Invested Amount for such Series by (ii) the aggregate of the Series Invested Amounts for all Outstanding Series; and
(b)    as of any date during the Full Amortization Period, the percentage obtained by dividing (i) the Series Invested Amount for such Series as of the first day of the Full Amortization Period by (ii) the aggregate of the Series Invested Amounts as of the first day of the Full Amortization Period for all Outstanding Series.
Series Available Funds: For any Series as of any Payment Date occurring during the Full Amortization Period, the sum of the following:
(i)    any proceeds received by the Issuer under any Derivative Agreement for any Class of Notes under such Series that have not been paid or distributed in accordance with such Derivative Agreement (provided that such proceeds may only be used to pay amounts due to those Classes that are entitled to receive those amounts in accordance with the related Indenture Supplement for so long as such Classes of Notes are not repaid in full or refinanced);
(ii)    any proceeds received by the Issuer under any Supplemental Credit Enhancement Agreement for any Class of Notes under such Series that have not been paid or distributed in accordance with such Supplemental Credit Enhancement Agreement (provided that such proceeds may only be used to pay amounts due to those Classes that are entitled to receive those amounts in accordance with the related Indenture Supplement for so long as such Classes of Notes are not repaid in full or refinanced);
(iii)    such Series’ Series Allocation Percentage of any income derived from Permitted Investments in Trust Accounts that have been established for the benefit of all Series of Notes;
(iv)    in respect of each Advance Type of Receivables with a non-zero Advance Rate for such Series, the product of (A) the Advance Type Allocation Percentage for such Advance Type and (B) the Collections then on deposit in the Trust Accounts that are not

Series Reserve Accounts (prior to giving effect to any payments on such Payment Date) attributable to Receivables of such Advance Type;
(v)    if no Series has a non-zero Advance Rate for any Advance Type of Receivables, the sum, for each such Advance Type of Receivables, of the product of (A) such Series’ Series Allocation Percentage and (B) the Collections then on deposit in the Trust Accounts that are not Series Reserve Accounts (prior to giving effect to any payments on such Payment Date) attributable to Receivables of such Advance Type;
(vi)    [reserved]; and
(vii)    such Series’ Series Allocation Percentage of any other funds of the Issuer that the Issuer (or the Administrator on behalf of the Issuer) identifies to the Indenture Trustee to be treated as “Available Funds” as of such Payment Date.
Series Fee Limit: For any Series, as specified in the related Indenture Supplement, if applicable.
Series Fees: For any Series, as specified in the related Indenture Supplement, which shall include any amounts payable to any Derivative Counterparty, Supplemental Credit Enhancement Provider or other similar amount payable in respect of a particular Series, subject to any carve-outs for items payable solely on a subordinated basis in the related Indenture Supplement.
Series Funding Allocation Percentage: On any Funding Date, for any Additional Receivables and for any VFN Series in respect of which such Receivable has a positive Collateral Value, the percentage obtained by dividing (i) the Series Invested Amount of such Series by (ii) the aggregate of the Series Invested Amount of all VFN Series for which such Additional Receivable has a positive Collateral Value.
Series Invested Amount: For any Series on any date is the largest Class Invested Amount for all Outstanding Classes of Notes included in such Series.
Series New Receivables Funding Amount: For any Funding Date and a Series of Variable Funding Notes, the excess, if any of (A) the product of (i) the related Series Funding Allocation Percentage and (ii) the New Receivables Funding Amount over (B) (1) a fraction, the numerator of which is equal to the aggregate outstanding Note Balance of each Class of Notes in such Series and the denominator is equal to the Weighted Average CV Adjusted Advance Rate of the lowest rated Class of such Series minus (2) the Invested Amounts of such Series prior to the funding on such Funding Date.
Series Required Noteholders: For any Series (a) if not specified in the related Indenture Supplement, Noteholders of any Series constituting both (i) the Majority Noteholders of such Series and (ii) the Majority Noteholders of the most senior Class of Outstanding Notes of such Series and (b) if specified in the related Indenture Supplement, as set forth in the related Indenture Supplement.
Series Reserve Account: An account established for each Series which shall be a segregated non-interest bearing trust account which is an Eligible Account, established and maintained pursuant to Series 4.1 and Section 4.6, and in the name of the Indenture Trustee and identified by each relevant Series.
Series Reserve Required Amount: For each Series, the amount calculated as described in the related Indenture Supplement.
Servicer: loanDepot in its capacity as the Servicer under the Designated Servicing Contracts and Designated Pools in servicing the related Mortgage Loans for and on behalf of Freddie Mac or Fannie Mae, as applicable, and any successor named servicer appointed under any particular Designated Servicing Contract or Designated Pool.
Servicer Termination Event: With respect to any Designated Servicing Contract or Designated Pool, the occurrence of any events or conditions, and the passage of any cure periods and giving to and receipt by the Servicer of any required notices, as a result of which any Person has the current right to terminate the Servicer as servicer under such Designated Servicing Contract or Designated Pool intends to terminate the Servicer as servicer under such Designated Servicing Contract or Designated Pool. In addition, in the case of Fannie Mae Mortgage Loans, the occurrence of a Consent Withdrawal Date in respect of such Fannie Mae Mortgage Loans.
Servicing Contract: Any servicing contract pursuant to which the Servicer is servicing Mortgage Loans for and on behalf of Freddie Mac or Fannie Mae in connection with one or more Pools included in the master trust, each as amended, supplemented, restated, or otherwise modified from time to time, including by the Fannie Mae Guide, the Freddie Mac Guide and the Freddie Mac Purchase Documents, as applicable.
Servicing Standards: As defined in Section 10.2(k).
Similar Law: As defined in Section 6.5(k).
SitusAMC: SitusAMC, Inc.
Specified Notes: The Class 1 Specified Notes and the Class 2 Specified Notes.
STAMP: As defined in Section 6.5(d).
Stated Maturity Date: For each Class of Notes, the date specified in the Indenture Supplement for such Note as the fixed date on which the outstanding principal and all accrued interest for such Series or Class of Notes is due and payable.
Stop Date: As defined in the Receivables Sale Agreement.
Subordinated Cumulative Interest Shortfall Amount: For any Class of Notes and any Payment Date, the positive difference, if any, between the Cumulative Interest Shortfall Amount for such Payment Date and such Class of Notes and the Senior Cumulative Interest Shortfall Amount for such Payment Date and such Class of Notes.
Subordinated Interest Amount: For each Class of Notes and each Interest Accrual Period, the positive difference, if any, between the amount of interest accrued in such Interest Accrual

Period on the related Note Balance at the related Note Interest Rate on such Class and the related Senior Interest Amount.
Subservicer: With respect to any Designated Servicing Contract, any subservicer engaged by the Servicer to subservice the Mortgage Loans under such Designated Servicing Contract so long as such subservicing arrangement under such Designated Servicing Contract is subject to an Eligible Subservicing Contract. Initially, Subservicer is Cenlar.
Subservicing Contract: The Subservicing Contract, dated as of April 19, 2012 (as amended, restated, supplemented or otherwise modified from time to time), between loanDepot, as the Owner/Servicer and Cenlar, as the Subservicer, as amended and modified by a Letter Agreement, dated as of September 24, 2020, by and among the Servicer, Cenlar, the Indenture Trustee and JPMorgan.
Subsidiary: With respect to any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.
Supplemental Credit Enhancement Agreement: A letter of credit, cash collateral account or surety bond or other similar arrangement with any credit enhancement provider which provides the benefit of one or more forms of credit enhancement which is referenced in the applicable Indenture Supplement for any Series or Class of Notes.
Supplemental Credit Enhancement Provider: Any party to any Supplemental Credit Enhancement Agreement other than the Issuer or the Indenture Trustee on behalf of the Issuer.
Target Amortization Amount: For any Interim Payment Date or any Payment Date, as the case may be, for each Class of Notes then in its Target Amortization Period, the monthly amount specified in, or calculated as described in, the related Indenture Supplement; provided, that such monthly amount must be either a fixed dollar amount or a fixed percentage of the Note Balance of such Class.
Target Amortization Class: Any Class of Notes that is in its Target Amortization Period at a time when no Facility Early Amortization Event shall have occurred and be continuing unwaived.
Target Amortization Event: For any Series of Notes, the earlier of (i) the related Expected Repayment Date and (ii) the occurrence of any of the events designated as such in the related Indenture Supplement; provided, that if any Target Amortization Event occurs with respect to any VFN, it shall constitute a Target Amortization Event for all Classes of VFNs.

Target Amortization Period: For any Class of Notes, the period that begins upon the occurrence of a Target Amortization Event, subject to Section 4.12 hereof, unless waived in accordance with the applicable Indenture Supplement or the termination of the related Revolving Period and ends upon the earlier of (i) a Facility Early Amortization Event and (ii) the date on which the Notes of such Class are paid or redeemed in full, in accordance with the related Indenture Supplement.
Target Amortization Principal Accumulation Account: The segregated non-interest bearing trust account or accounts, each of which shall be an Eligible Account, established and maintained pursuant to Section 4.1 and Section 4.7 and entitled “Citibank, N.A., as Indenture Trustee in trust for the Noteholders of loanDepot Agency Advance Receivables Trust Advance Receivables Backed Notes, Target Amortization Principal Accumulation Account.”
Target Amortization Principal Accumulation Amount: For any Target Amortization Class on any date, the Target Amortization Amount for the next Payment Date.
Term Note: Notes of any Series or Class designated as “Term Notes” in the related Indenture Supplement.
Transaction Documents: Collectively, this Indenture, each Note Purchase Agreement, the Receivables Sale Agreement, the Receivables Pooling Agreement, the Fee Letter, the Indenture Trustee Fee Letter, the Schedule of Receivables and the Designated Servicing Contract Schedule, all Notes, the Trust Agreement, the Administration Agreement, each Subservicing Contract, each Indenture Supplement, the Assignment and Recognition Agreement, each Consent, and each of the other documents, instruments and agreements entered into on the date hereof and thereafter in connection with any of the foregoing or the transactions contemplated thereby, each as amended, supplemented, restated, or otherwise modified from time to time.
Transfer: As defined in Section 6.5(h). It is expressly provided that the term “Transfer” in the context of the Notes includes, without limitation, any distribution of the Notes by (i) a corporation to its shareholders, (ii) a partnership to its partners, (iii) a limited liability company to its members, (iv) a trust to its beneficiaries or (v) any other business entity to the owners of the beneficial interests in such entity.
Trigger Advance Rate: For any Class or Series of Notes, as defined in the related Indenture Supplement.  If an Indenture Supplement does not define a “Trigger Advance Rate,” the related Series and Classes shall have no Trigger Advance Rate.
Trust Account or Trust Accounts: Individually, any of the Collection and Funding Account, the Note Payment Account, the Series Reserve Account, the Interest Accumulation Account, the Target Amortization Principal Accumulation Account, the Fee Accumulation Account or the Delinquency Advance Disbursement Account and any other account required under any Indenture Supplement, and collectively, all of the foregoing.
Trust Agreement: The Amended and Restated Trust Agreement, dated the Closing Date, by and between the Depositor, the Owner Trustee and the Administrator, as amended, supplemented, restated, or otherwise modified from time to time.

Trust Estate: The trust estate established under this Indenture for the benefit of the Noteholders, which consists of the property described in the Granting Clause, to the extent not released pursuant to Section 7.1.
Trust Property: The property, or interests in property, constituting the Trust Estate from time to time.
UCC: The Uniform Commercial Code, as in effect in the relevant jurisdiction.
Uncommitted VFN Principal Balance: On any date, for any VFN or for any Series or Class of VFNs, as the context requires, (i) the sum of (A) the Initial Uncommitted VFN Balance and (B) each Additional Note Balance purchased by the related Series or Class of VFNs pursuant to the related Note Purchase Agreement prior to such date of determination and allocated to the Uncommitted VFN Principal Balance, less (ii) all amounts paid prior to such date of determination on such Series or Class of VFNs with respect to principal and allocated to reduce the Uncommitted VFN Principal Balance. If a Class of Notes has both a Committed VFN Principal Balance and an Uncommitted VFN Principal Balance, (i) draws on such Class of Notes shall be allocated to the Committed VFN Principal Balance before allocation to the Uncommitted VFN Principal Balance (unless otherwise agreed to by the Administrator and the Administrative Agent) and (ii) payments on the principal balance of such Class of Notes shall be allocated to the Uncommitted VFN Principal Balance before allocation to the Committed VFN Principal Balance (unless otherwise agreed to by the Administrator and the Administrative Agent).
Undrawn Fees: With respect to any Payment Date during the related Revolving Period, an amount equal to the aggregate of the accrued and unpaid Undrawn Fee Amounts for each day of the Interest Accrual Period immediately preceding such Payment Date, plus any unpaid Undrawn Fees from prior Payment Dates.
Undrawn Fee Amount: For any Series of VFNs as specified in the related Indenture Supplement, for each day during the related Revolving Period, an amount equal to the product of (i) the aggregate of the related Maximum VFN Principal Balance of each Class of VFNs in such Series less the aggregate of the VFN Principal Balance of each Class of VFNs in such Series as of the close of business on such day, and (ii) the Undrawn Fee Rate divided by 360.
Undrawn Fee Rate: For any VFN Class, the rate set forth or described in the related Indenture Supplement, if any.
United States and U.S.: The United States of America.
United States Person: (i) A citizen or resident of the United States, (ii) a corporation or partnership (or entity treated as a corporation or partnership for United States federal income tax purposes) created or organized in or under the laws of the United States, any one of the states thereof or the District of Columbia, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such United States Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as United States Persons).
Unmatured Default: With respect to any Designated Servicing Contract or Designated Pool, the occurrence of any event or condition which, with notice and/or the passage of any applicable cure period, will result in a Servicer Termination Event.
U.S. Anti-Money Laundering Laws: As defined in Section 9.1(y).
Variable Funding Note or VFN: Any Note of a Series or Class designated as “Variable Funding Notes” in the related Indenture Supplement.
Verification Agent: As defined in Section 3.3(d).
Verification Agent Fee: The amount payable to the Verification Agent following completion of its annual report under Section 3.3(d) in an amount to be determined by the Administrative Agent after consultation with the Servicer.
VFN Draw: For any Interim Payment Date or Payment Date, the amount to be borrowed on such date in relation to any VFNs pursuant to Section 4.3(b).
VFN Draw Date: Any Interim Payment Date or Payment Date on which a VFN Draw is to be made pursuant to Section 4.3(b).
VFN Noteholder: The Noteholder of a VFN.
VFN Note Balance Adjustment Request: As defined in Section 4.3(b)(i).
VFN Principal Balance: On any date, for any VFN or for any Series or Class of VFNs, as the context requires, (i) the sum of (A) the Initial Note Balance thereof purchased by the related Series or Class of VFNs on the related Issuance Date and (B) each Additional Note Balance funded by the related Series or Class of VFNs pursuant to the related Note Purchase Agreement prior to such date of determination, less (ii) all amounts paid prior to such date of determination on such Series or Class of VFNs with respect to principal.
Voting Interests: The aggregate voting power evidenced by the Notes, and each Outstanding Note’s Voting Interest within its Series equals the percentage equivalent of the fraction obtained by dividing that Note’s Note Balance by the aggregate Note Balance of all Outstanding Notes within such Series; provided, however, that where the Voting Interests are relevant in determining whether the vote of the requisite percentage of Noteholders necessary to effect any consent, waiver, request or demand shall have been obtained, the Voting Interests shall be deemed to be reduced by the amount equal to the Voting Interests (without giving effect to this provision) represented by the interests evidenced by any Note registered in the name of, or in the name of a Person or entity holding for the benefit of, the Issuer, the Depositor, the Receivables Seller or any Person that is an affiliate of any of the Issuer, the Depositor or the Receivables Seller. The Indenture Trustee shall have no liability for counting a Voting Interest of any Person that is not permitted to be so counted hereunder pursuant to the definition of “Outstanding” unless a Responsible Officer of the Indenture Trustee has actual knowledge that such Person is the Issuer or the Receivables Seller or an affiliate of either or both of the Issuer and the Receivables Seller.
For the avoidance of doubt, all actions, consents and votes under the terms and provisions of this Indenture (other than under any Indenture Supplement related to a specific Series) that require a certain percentage of Voting Interests of all Notes shall be deemed by each of the parties hereto and the Noteholders to require such designated percentage of Voting Interests of each Outstanding Series and, in the event any one Series fails to provide the required percentage of Voting Interests with respect to any such action, consent or vote, then such action, consent or vote shall be deemed by the parties hereto and the Noteholders to be not approved.
Weighted Average Advance Rate: With respect to any Class of Notes on any date of determination, a percentage equal to the weighted average of the Advance Rates applicable to the Receivables in the case of such Class (weighted based on the Receivable Balances of all Facility Eligible Receivables attributable to each separate Advance Type on such date). With respect to a Series of Notes, the “Weighted Average Advance Rate” shall equal the Weighted Average Advance Rate with respect to the Class within such Series with the highest Advance Rates.
Weighted Average CV Adjusted Advance Rate: With respect to any Class or Series on any date of determination, the lesser of (i) the product of (A) the Weighted Average Advance Rate, for such Class or Series on that date, and (B) a fraction, (1) the numerator of which equals the aggregate Receivable Balances of all Facility Eligible Receivables that have a positive Collateral Value with respect to such Class or Series on such date and (2) the denominator of which equals the aggregate Receivable Balances of all Facility Eligible Receivables attributable to all Designated Pools and (ii) the related Trigger Advance Rate (or, when determined for a Series, the highest Trigger Advance Rate for any Class within such Series).
WSFS: Wilmington Savings Fund Society, FSB.
Section 1.2.    Interpretation.
For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:
(a)    reference to and the definition of any document (including this Indenture) shall be deemed a reference to such document as it may be amended, restated, supplemented or otherwise modified from time to time;
(b)    all references to an “Article,” “Section,” “Schedule” or “Exhibit” are to an Article or Section hereof or to a Schedule or an Exhibit attached hereto;
(c)    defined terms in the singular shall include the plural and vice versa and the masculine, feminine or neuter gender shall include all genders;
(d)    the words “hereof,” “herein” and “hereunder” and words of similar import when used in this Indenture shall refer to this Indenture as a whole and not to any particular provision of this Indenture;

(e)    in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”;
(f)    periods of days referred to in this Indenture shall be counted in calendar days unless Business Days are expressly prescribed and references in this Indenture to months and years shall be to calendar months and calendar years unless otherwise specified;
(g)    accounting terms not otherwise defined herein and accounting terms partly defined herein to the extent not defined, shall have the respective meanings given to them under GAAP;
(h)    “including” and words of similar import will be deemed to be followed by “without limitation”;
(i)    references to any Transaction Document (including this Indenture) and any other agreement shall be deemed a reference to such Transaction Document or agreement as it may be amended or modified from time to time;
(j)    references to any statute, law, rule or regulation shall be deemed a reference to such statute, law, rule or regulation as it may be amended or modified from time to time;
(k)    references to chapters, sections and definitions in the Freddie Mac Guide and the Fannie Mae Investor Reporting Manual refer to the chapters, sections and definition references that exist in the Freddie Mac Guide and the Fannie Mae Investor Reporting Manual as of the Closing Date, but to the extent that the chapters, sections and definition references change in subsequent amendments to the Freddie Mac Guide or the Fannie Mae Investor Reporting Manual, such references shall also include any successor or replacement chapter, section and definition references;
(l)    references to chapters, sections and definitions in the Fannie Mae Guide refer to the chapters, sections and definition references that exist in the Fannie Mae Guide as of the Closing Date, but to the extent that the chapters, sections and definition references change in subsequent amendments to the Fannie Mae Guide, references to the Fannie Mae Guide shall also include any successor or replacement chapter, section and definition references; and
(m)    for the avoidance of doubt, references to continuation of a Facility Early Amortization Event, a Target Amortization Event or an Event of Default, or to a Facility Early Amortization Event, a Target Amortization Event or an Event of Default remaining unwaived, or terms of similar import, shall not be construed as establishing or otherwise indicating that the Issuer, the Receivables Seller, or any other party to the Transaction Documents has the independent right to cure any such Facility Early Amortization Event, Target Amortization Event or Event of Default, but is rather presented merely for convenience should such Facility Early Amortization Event, Target Amortization Event or Event of Default be waived in accordance with the terms of the applicable Transaction Document.

Section 1.3.    Compliance Certificates and Opinions.
Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer will furnish to the Indenture Trustee (1) an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (2) unless the Indenture Trustee waives the requirement of delivery, an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished. No such certificate or opinion shall be required in any instance where 100% of the Noteholders and any applicable Derivative Counterparty have consented to the related amendment, modification, or action.
Every certificate with respect to compliance with a condition or covenant provided for in this Indenture will include:
(a)    a statement to the effect that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;
(b)    a brief statement as to the nature and scope of the examination or investigation upon which the statements contained in such certificate or opinion are based;
(c)    a statement to the effect that such individual has made such examination or investigation as is necessary to express an informed opinion as to whether or not such covenant or condition has been complied with; and
(d)    a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.
Section 1.4.    Form of Documents Delivered to Indenture Trustee.
In any case where several matters are required to be certified by, or covered by an opinion of, one or more specified Persons, one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to the other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.
Any certificate or opinion of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless the Issuer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations are erroneous. Any such certificate or opinion of, or representation by, counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, the Issuer stating that the information with respect to such factual matters is in the possession of the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations are erroneous.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.
Section 1.5.    Acts of Noteholders.
(a)    Any request, demand, authorization, direction, notice, consent, waiver or other action (each, an “Action”) provided by this Indenture to be given or taken by Noteholders of any Class may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such Action will become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments and any such record (and the Action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Noteholders signing such instrument or instruments and so voting at any meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or the holding by any Person of a Note, will be sufficient for any purpose of this Indenture and (subject to Section 11.1) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 1.5.
(b)    The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness to such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or a member of a partnership, on behalf of such corporation or partnership, such certificate or affidavit will also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Indenture Trustee deems sufficient.
(c)    The ownership of Notes will be proved by the Note Register.
(d)    Any Action by a Noteholder will bind all subsequent Noteholders of such Noteholder’s Note, in respect of anything done or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon whether or not notation of such Action is made upon such Note.
(e)    Without limiting the foregoing, a Noteholder entitled hereunder to take any Action hereunder with regard to any particular Note may do so with regard to all or any part of the principal amount of such Note or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount. Any notice given or Action taken by a Noteholder or its agents with regard to different parts of such principal amount pursuant to this paragraph shall have the same effect as if given or taken by separate Noteholders of each such different part.
(f)    Without limiting the generality of the foregoing, unless otherwise specified pursuant to one or more Indenture Supplements, a Noteholder, including a Depository that is the Noteholder of a Global Note representing Book-Entry Notes, may make, give or take, by a proxy or proxies duly appointed in writing, any Action provided in this Indenture to be made, given or taken by a Noteholder, and a Depository that is the Noteholder of a Global Note may provide its proxy or proxies to the beneficial owners of interests in or security entitlements to any such Global Note through such Depository’s standing instructions and customary practices.
(g)    The Issuer may fix a record date for the purpose of determining the Persons who are beneficial owners of interests in or security entitlements to any Global Note held by a Depository entitled under the procedures of such Depository to make, give or take, by a proxy or proxies duly appointed in writing, any Action provided in this Indenture to be made, given or taken by Noteholders. If such a record date is fixed, the Noteholders on such record date or their duly appointed proxy or proxies, and only such Persons, shall be entitled to make, give or take such Action, whether or not such Noteholders remain Noteholders after such record date. No such Action shall be valid or effective if made, given or taken more than ninety (90) days after such record date.
Section 1.6.    Notices, etc., to Indenture Trustee, Issuer, Administrator and the Administrative Agent.
Any Action of Noteholders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with, the Indenture Trustee by any Noteholder or by the Issuer will be sufficient for every purpose hereunder if in writing (which shall include electronic transmission) and personally delivered, express couriered, electronically transmitted or mailed by registered or certified mail to the Indenture Trustee (or Citibank in any of its capacities) at its Corporate Trust Office, or the Issuer or the Administrator by the Indenture Trustee or by any Noteholder will be sufficient for every purpose hereunder (except with respect to notices to the Indenture Trustee of an Event of Default as provided in Section 8.1) if in writing (which shall include electronic transmission) and personally delivered, express couriered, electronically transmitted or mailed by registered or certified mail, addressed to it at (i) the Corporate Trust Office in the case of the Indenture Trustee or Citibank in any of its capacities, (ii) for purposes of service of process in accordance with Section 1.15(c) in the case of the Servicer, the Depositor, or the Administrator, to its registered agent National Registered Agents, Inc., 818 West Seventh Street, Suite 930, Los Angeles, California 90017; and for all other purposes, c/o loanDepot.com, LLC, 26642 Towne Centre Drive, Foothill Ranch, California 92610, Attention: [***], SVP, Treasury, email: [***], in the case of the Administrator or the Servicer, and any Subservicer, with copies to loanDepot.com, LLC, 26642 Towne Centre Drive, Foothill Ranch, California 92610, Attention: [***], email: [***], and Attention: [***], email: [***], (iii) to the Administrator, with a copy to c/o Wilmington Savings Fund Society, FSB, as Owner Trustee, 500 Delaware Avenue, Suite 100, 11th Floor, Wilmington, DE 19801, Attention: Corporate Trust Administration: loanDepot Agency advance Receivables Trust, email: [***] in the case of the Issuer, and (iv) 383 Madison Avenue, New York, NY, 10179, in the case of the Administrative Agent, or, in any case at any other address previously furnished in writing by any such party to the other parties hereto.
Section 1.7.    Notices to Noteholders; Waiver.
(a)    Where this Indenture, any Indenture Supplement or any Note provides for notice to registered Noteholders of any event, such notice will be sufficiently given (unless expressly provided otherwise herein, in such Indenture Supplement or in such Note) if in writing and mailed, by overnight courier, sent by facsimile, sent by electronic transmission or personally delivered to each Noteholder of a Note affected by such event, at such Noteholder’s address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, facsimile, electronic transmission or delivery, none of the failure to mail, send by facsimile, send by electronic transmission or deliver such notice, or any defect in any notice so mailed, to any particular Noteholders will affect the sufficiency of such notice with respect to other Noteholders and any notice that is mailed, sent by facsimile, sent by electronic transmission or delivered in the manner herein provided shall conclusively have been presumed to have been duly given.
Where this Indenture, any Indenture Supplement or any Note provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver will be the equivalent of such notice. Waivers of notice by Noteholders will be filed with the Indenture Trustee, but such filing will not be a condition precedent to the validity of any action taken in reliance upon such waiver.
(b)    In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or otherwise, it will be impractical to mail notice of any event to any Noteholder of a Note when such notice is required to be given pursuant to any provision of this Indenture, then any method of notification as will be satisfactory to the Indenture Trustee and the Issuer will be deemed to be a sufficient giving of such notice.
Section 1.8.    Administrative Agent.
(a)    Discretion of the Administrative Agent. Any provision providing for the exercise of discretion of the Administrative Agent means that such discretion may be executed in the sole and absolute discretion of the Administrative Agent. In addition, for the avoidance of doubt, as further provided in the definition of “Administrative Agent” herein and notwithstanding any other provision in this Indenture to the contrary, any approvals, consents, votes or other rights exercisable by the Administrative Agent under this Indenture (other than any Indenture Supplement related to a specific Series) shall require the approval, consent, vote or other exercise of rights of each Person specified by name under the definition of “Administrative Agent” or in its stead its Affiliate or successor as noticed to the Indenture Trustee.
(b)    Nature of Duties. The Administrative Agent shall have no duties or responsibilities except those expressly set forth in this Indenture, a related Indenture Supplement or in the other Transaction Documents. The Administrative Agent shall not have by reason of this Indenture or any Transaction Document a fiduciary relationship in respect of any Noteholder. Nothing in this Indenture or any of the Transaction Documents, express or implied, is intended to or shall be construed to impose upon the Administrative Agent any obligations in respect of this Indenture or any of the other Transaction Documents except as expressly set forth herein or therein. Each Noteholder shall make its own independent investigation of the financial condition and affairs of the Issuer in connection with the purchase of any Note and shall make its own appraisal of the creditworthiness of the Issuer and the value of the Collateral, and the Administrative Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Noteholder with any credit or other information with respect thereto, whether coming into its possession before the Closing Date, as applicable, or at any time or times thereafter.
(c)    Rights, Exculpation, Etc. The Administrative Agent and its directors, officers, agents or employees shall not be liable for any action taken or omitted to be taken by it under or in connection with this Indenture or the other Transaction Documents except as otherwise set forth in the applicable Consent. Without limiting the generality of the foregoing, the Administrative Agent (i) may consult with legal counsel (including, without limitation, counsel to the Administrative Agent or counsel to the Issuer), independent public accountants, and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel or experts; (ii) makes no warranty or representation to any Noteholder and shall not be responsible to any Noteholder for any statements, certificates, warranties or representations made in or in connection with this Indenture or the other Transaction Documents; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Indenture or the other Transaction Documents on the part of any Person, the existence or possible existence of any default or Event of Default, or to inspect the Collateral or other property (including, without limitation, the books and records) of any Person; (iv) shall not be responsible to any Noteholder for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Indenture or the other Transaction Documents or any other instrument or document furnished pursuant hereto or thereto; and (v) shall not be deemed to have made any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Indenture Trustee’s Security Interest thereon, or any certificate prepared by the Issuer in connection therewith, nor shall the Administrative Agent be responsible or liable to the Noteholders for any failure to monitor or maintain any portion of the Collateral. Without limiting the foregoing and notwithstanding any understanding to the contrary, no Noteholder shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting under this Indenture, the Notes or any of the other Transaction Documents in its own interests as a Noteholder or otherwise.
(d)    Reliance. The Administrative Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Indenture or any of the other Transaction Documents and its duties hereunder or thereunder, upon advice of counsel selected by it.
Section 1.9.    Effect of Headings and Table of Contents.
The Article and Section headings herein and the Table of Contents are for convenience only and will not affect the construction hereof.

Section 1.10.    Successors and Assigns.
All covenants and agreements in this Indenture by the Issuer will bind its successors and assigns, whether so expressed or not. All covenants and agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents of the Indenture Trustee.
Section 1.11.    Severability of Provisions.
In case any provision in this Indenture or in the Notes will be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.
Section 1.12.    Benefits of Indenture.
Except as otherwise provided in Section 14.7 hereof, nothing in this Indenture or in any Notes, express or implied, will give to any Person, other than the parties hereto and their successors hereunder, any Authenticating Agent or Paying Agent, the Note Registrar, the Securities Intermediary, the Calculation Agent, any Secured Party, the Custodian and the Noteholders of Notes (or such of them as may be affected thereby), any benefit or any legal or equitable right, remedy or claim under this Indenture.
Section 1.13.    Governing Law.
THIS INDENTURE AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS INDENTURE, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
THE SECURITIES INTERMEDIARY, THE ADMINISTRATOR AND THE ISSUER AGREE THAT THEY WILL NOT CHANGE THE APPLICABLE LAW IN FORCE WITH RESPECT TO ISSUES REFERRED TO IN ARTICLE 2(1) OF THE HAGUE SECURITIES CONVENTION TO A STATE OTHER THAN THE STATE OF NEW YORK.
Section 1.14.    Counterparts.
This Indenture may be executed in counterparts, each of which when so executed and delivered shall be considered an original, and all such counterparts shall constitute one and the same instrument. The words “executed,” “signed,” “signature,” and words of like import in this Indenture or in any other certificate, agreement or document related to this transaction shall include, in addition to manually executed signature pages, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation,

“pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.
Section 1.15.    Submission to Jurisdiction; Waivers.
EACH OF THE PARTIES HERETO AND THE NOTEHOLDERS, BY THEIR ACCEPTANCE OF THE NOTES, HEREBY IRREVOCABLY AND UNCONDITIONALLY:
(a)    SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS INDENTURE, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;
(b)    CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;
(c)    AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE ADDRESS SET FORTH HEREIN FOR SUCH PARTY OR AT SUCH OTHER ADDRESS OF WHICH EACH OTHER PARTY HERETO SHALL HAVE BEEN NOTIFIED IN WRITING;
(d)    AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION; AND
(e)    WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Article II

The Trust Estate
Section 2.1.    Contents of Trust Estate.
(a)    Grant of Trust Estate. The Issuer has Granted the Trust Estate to the Indenture Trustee, and the Indenture Trustee has accepted this Grant, pursuant to the Granting Clause.
(b)    Notification of Freddie Mac or Fannie Mae. The Servicer hereby represents and warrants that it has notified Freddie Mac with respect to the Designated Servicing Contracts and Designated Pools related to Freddie Mac as of the Closing Date of the assignment, transfer of ownership and pledge of Receivables related to such Designated Servicing Contracts and such Designated Pools, including the related Advance Reimbursement Amounts, and that each related Receivable is subject to the Indenture Trustee’s Security Interest and that none of the Advances related to the Designated Servicing Contracts and Designated Pools are subject to any right of set-off or other claim other than the claims of Freddie Mac, pursuant to the applicable Consent. The Servicer hereby represents and warrants that it has notified Fannie Mae with respect to the Designated Servicing Contracts and Designated Pools related to Fannie Mae of the assignment, transfer of ownership and pledge of Receivables related to such Designated Servicing Contracts and such Designated Pools, including the related Advance Reimbursement Amounts, and that each related Receivable is subject to the Indenture Trustee’s Security Interest and that, subject to the conditions set forth in the related Consent, none of the Advances related to the Designated Servicing Contracts and Designated Pools, if made prior to a Consent Withdrawal Date, shall be subject to any right of set-off or other claim of Fannie Mae, pursuant to the Consent. Each Consent indicating the Security Interest of the Indenture Trustee in the Receivables relating to a particular Designated Pool shall be deleted, rescinded or modified when, and only when, all related Receivables have been paid in full or have been released from such Security Interest pursuant to this Indenture, or as otherwise provided in the applicable Consent. In addition, each Determination Date Administrator Report shall include a list of the Receivables, and any such list or related trial balance or Schedule of Receivables, and any other list of the Receivables provided by the Servicer, the Receivables Seller or the Issuer to any third party (other than any lists provided from time to time solely to Freddie Mac or Fannie Mae, as applicable) shall include language indicating that the Receivables identified therein are subject to the Indenture Trustee’s Security Interest.
(c)    Addition and Removal of Designated Servicing Contracts or Designated Pools.
(i)    Addition of Designated Servicing Contracts or Designated Pools.
(A)    The Receivables Seller or the Servicer may at any time designate any Servicing Contract relating to a Facility Eligible Pool as a Designated Servicing Contract, or any Facility Eligible Pool serviced under a Designated Servicing Contract as a Designated Pool under the Receivables Sale Agreement, whereupon such Servicing Contract or Facility Eligible Pool shall become a “Designated Servicing Contract” or “Designated Pool” for purposes of this Indenture if (1) the Administrator has certified in writing to the

Indenture Trustee that such Servicing Contract relates to a Facility Eligible Pool or such Pool is a Facility Eligible Pool, as applicable, (2) the Administrative Agent (in its sole discretion) has approved such Servicing Contract or Facility Eligible Pool for addition, (3) as to any Servicing Contract or Facility Eligible Pool relating to Freddie Mac, Freddie Mac in its sole discretion has approved, pursuant to a Consent, that such Servicing Contract or Facility Eligible Pool be included as a Designated Servicing Contract or Designated Pool (as applicable) and (4) as to any such Servicing Contract or Facility Eligible Pool relating to Fannie Mae and any Fannie Mae Mortgage Loan, Fannie Mae in its sole discretion has approved, pursuant to the Fannie Mae Consent, that Receivables arising under such Fannie Mae Mortgage Loan be included in the Collateral. Prior to the addition of any Servicing Contract or Facility Eligible Pool as provided in this Section  2.1(c), the Administrator must certify to the Indenture Trustee in writing that it has filed all financing statements or amendments to financing statements, in each case in accordance with the requirements set forth in this Indenture and the applicable Consent, to ensure that the Indenture Trustee’s Security Interest in any Receivables related to any additional Designated Servicing Contracts or Designated Pools is perfected and of first priority.
(B)    If any Servicing Contracts are added as Designated Servicing Contracts or Pools are added as Designated Pools, the Administrator shall update the Designated Servicing Contract Schedule and furnish it to the Indenture Trustee, and the most recently furnished schedule shall be maintained by the Indenture Trustee as the definitive Designated Servicing Contract Schedule.
(C)    Notwithstanding anything herein to the contrary, (i) on the Closing Date the Issuer acquired existing Receivables under certain Servicing Contracts to be added as Designated Servicing Contracts directly from a Prior Issuer pursuant to an Assignment and Recognition Agreement, the Receivables from which were at the time of transfer financed by a Prior Issuer and such Receivables constituted Facility Eligible Receivables notwithstanding that such Receivables were not sold by the Receivables Seller to the Depositor, and then transferred by the Depositor to the Issuer and (ii) on any other Funding Date, the Issuer, with the consent of the Administrative Agent, may acquire existing Receivables under certain Servicing Contracts to be added as Designated Servicing Contracts pursuant to an Assignment and Recognition Agreement, and such Receivables may constitute Facility Eligible Receivables notwithstanding that such Receivables were not sold by the Receivables Seller to the Depositor, and then transferred by the Depositor to the Issuer; provided, however, in each case, as to any Servicing Contract or Facility Eligible Pool relating to Freddie Mac, Freddie Mac in its sole discretion has approved, pursuant to a Consent, that such Servicing Contract or Facility Eligible Pool be included as Facility Eligible Receivables, a Designated Servicing Contract or a Designated Pool (as applicable).

(ii)    Removal of Designated Servicing Contracts or Designated Pools.
(A)    The Receivables Seller may remove any Designated Servicing Contracts or Designated Pool from the Designated Servicing Contract Schedule under Section 2(c) of the Receivables Sale Agreement, or in the case of a Permitted Refinancing, one or more Receivables related to the Mortgage Loans attributable to one or more Designated Pools, whereupon such agreement or Pool shall no longer constitute a “Designated Servicing Contract” or “Designated Pool” for purposes of this Indenture (except that, unless the Issuer conducts a Permitted Refinancing, Receivables related to Advances made by the Servicer pursuant to that agreement or under that Pool prior to its removal shall continue to be part of the Trust Estate, in which case the Receivables Seller may not assign to another Person any Receivables arising under the Designated Servicing Contract until all Receivables that arose under that Designated Servicing Contract or that Designated Pool that are included in the Trust Estate shall have been paid in full or sold in a Permitted Refinancing); provided, that no such removal, including any Permitted Refinancing, shall be permitted unless the Collateral Test is satisfied before and after such removal; and provided, further, that any such assignment to another Person is subject to the Fannie Mae Requirements, the Freddie Mac Guide, and the Freddie Mac Purchase Documents, as applicable, and the Receivables Seller shall be required to inform such other Person that it is prohibited from participating in or entering into an offering of the Receivables so assigned, any interest in such Receivables or any derivative rights related thereto, which offering would be subject to the registration requirements of the Securities Act of 1933, including any transaction structured to claim a “safe harbor” exemption to such registration requirements, such as Rule 144A or Regulation S. Prior to removing any Designated Servicing Contract or Designated Pool as provided in this Section 2.1(c), (1) the Issuer must receive prior written approval from the Administrative Agent, which may be given or withheld in its sole and absolute discretion (other than the removal of any Designated Servicing Contract on or after the Consent Withdrawal Date for the related Pool, or upon payment in full of the related Designated Pool, in either case, the approval of the Administrative Agent shall not be required); (2) upon request by the Issuer, the Indenture Trustee shall execute a release, substantially in the form attached hereto as Exhibit G, relating to the removal of the Designated Servicing Contract or Designated Pool; and (3) as to the removal of one or more Designated Servicing Contracts or Designated Pools relating to Freddie Mac, Freddie Mac, in its sole discretion, has approved, pursuant to a Consent, the removal of such Designated Servicing Contract and/or Designated Pool, as applicable.
(B)    If any Designated Servicing Contracts or any Designated Pools are removed, the Administrator shall update the Designated Servicing Contract Schedule and furnish it to the Indenture Trustee, and the most recently furnished schedule shall be maintained by the Indenture Trustee as the definitive Designated Servicing Contract Schedule.
(d)    Protection of Transfers to, and Back-up Security Interests of Depositor and Issuer. The Administrator shall take all actions as may be necessary to ensure that the Trust Estate is Granted to the Indenture Trustee pursuant to this Indenture. The Administrator, at its own expense, shall make all initial filings on or about the Closing Date hereunder and shall forward a copy of such filing or filings to the Indenture Trustee. The Issuer and the Administrator shall cause the filings to be amended from time to time to include the legends as specifically required by the Consents and in the Granting clause above. In addition, and without limiting the generality of the foregoing, the Administrator, at its own expense, shall prepare and forward for filing, or shall cause to be forwarded for filing, all filings necessary to maintain, subject to the interests of Fannie Mae and Freddie Mac, as set forth in this Indenture and in the applicable Consent, the effectiveness of any original filings necessary under the relevant UCC to perfect and maintain the first priority status of the Indenture Trustee’s security interest in the Trust Estate, including without limitation (i) continuation statements, and (ii) such other statements as may be occasioned by (A) any change of name of any of the Receivables Seller, the Servicer, the Depositor or the Issuer, (B) any change of location of the jurisdiction of any of the Receivables Seller, the Servicer, the Depositor or the Issuer, (C) any transfer of any interest of the Receivables Seller, the Depositor or the Issuer in any item in the Trust Estate or (D) any change under the applicable UCC or other applicable laws. The Administrator shall enforce the Depositor’s obligations pursuant to the Receivables Pooling Agreement, and the Receivables Seller’s and the Servicer’s obligations pursuant to the Receivables Sale Agreement, on behalf of the Issuer and the Indenture Trustee. The Administrator shall enforce a Prior Issuer’s obligations pursuant to the Assignment and Recognition Agreement, on behalf of the Issuer and the Indenture Trustee.
(e)    Release of Receivables Following Receivables Sale Termination Date. The Indenture Trustee shall release to the Issuer all Receivables in the Trust Estate upon the occurrence of the Receivables Sale Termination Date or, for Receivables relating to (i) Fannie Mae Mortgage Loans, on the conditions stated in the Fannie Mae Consent, or (ii) Freddie Mac Mortgage Loans, on the conditions stated in the Freddie Mac Consent, and shall execute all instruments of assignment, release (substantially in the form attached hereto as Exhibit G), or conveyance, prepared by the Issuer or the Receivables Seller, and delivered to the Indenture Trustee, as reasonably requested by the Issuer or the Receivables Seller.
Section 2.2.    Receivable Files.
(a)    Indenture Trustee. The Indenture Trustee agrees to hold, in trust on behalf of the Noteholders, upon the execution and delivery of this Indenture, electronic copies of the following documents relating to each Receivable; provided, however, that the Indenture Trustee shall have no duty or obligation to verify, reconcile or otherwise examine the information contained in any documents in its possession:
(i)    a copy of each Determination Date Administrator Report in electronic form listing each Receivable Granted to the Trust Estate, the applicable Advance Type for such Receivable and the corresponding Receivable Balance for such Receivable and any other information required in any related Indenture Supplement;
(ii)    a copy of each Funding Certification delivered by the Administrator, which shall be maintained in electronic format;
(iii)    the current Designated Servicing Contract Schedule;
(iv)    the current Schedule of Receivables; and
(v)    any other documentation provided for in any Indenture Supplement provided that the Indenture Trustee shall have no responsibility to ensure the validity or sufficiency of the Receivables.
(b)    Administrator as Custodian. To reduce administrative costs, the Administrator will act as custodian for the benefit of the Noteholders of the following documents relating to each Receivable:
(i)    a copy of the related Designated Servicing Contract and each amendment and modification thereto;
(ii)    any documents other than those identified in Section 2.2(a) received from or made available by Freddie Mac, Fannie Mae, Servicer, Securities Intermediary, securities administrator or other similar party in respect of such Receivable; and
(iii)    any and all other documents that the Issuer, the Servicer or the Receivables Seller, as the case may be, shall keep on file, in accordance with its customary procedures, relating to such Receivable or the related Designated Pool or Designated Servicing Contract.
(c)    Delivery of Updated Designated Servicing Contract Schedules. The Administrator shall deliver to the Indenture Trustee an updated Schedule 1 prior to the addition or deletion of any Designated Servicing Contract or any Designated Pool and the Indenture Trustee shall hold the most recently delivered version as the definitive Schedule 1. The Administrator represents and warrants, as of the date hereof and as of the date any new Servicing Contract is added as a Designated Servicing Contract or any Facility Eligible Pool is added as a Designated Pool, that Schedule 1, as it may be updated by the Administrator from time to time and delivered to the Indenture Trustee, is a true, complete and accurate list of all Designated Servicing Contracts and Designated Pools.
In addition, the Administrator shall furnish to the Indenture Trustee an updated Schedule of Receivables on each Funding Date in electronic form, and the Indenture Trustee shall maintain the most recent Schedule of Receivables it receives, and send a copy to any Noteholder upon request.
(d)    Marking of Records. The Administrator shall ensure that, from and after the time of the sale and/or contribution of the Initial Receivables and all Additional Receivables to the Depositor under the Receivables Sale Agreement and to the Issuer under the Receivables Pooling

Agreement, each Assignment and Recognition Agreement and the Grant thereof to the Indenture Trustee pursuant to this Indenture, any records (including any computer records and back-up archives) maintained by or on behalf of the Receivables Seller or the Servicer that refer to any Receivable indicate clearly the interest of the Issuer and the Security Interest of the Indenture Trustee in such Receivable and that such Receivable is owned by the Issuer and subject to the Indenture Trustee’s Security Interest. Indication of the Issuer’s ownership of a Receivable and the Security Interest of the Indenture Trustee shall be deleted from or modified on such records when, and only when, such Receivable has been paid in full, repurchased, or assigned by the Issuer and released by the Indenture Trustee from its Security Interest.
Section 2.3.    Indemnity Payments for Receivables Upon Breach.
(a)    Upon discovery by the Issuer or the Administrator, or upon the actual knowledge of a Responsible Officer of the Indenture Trustee, of a breach of any of the representations and warranties of the Receivables Seller as to any Receivable set forth in Section 4(b) of the Receivables Sale Agreement, the party discovering such breach shall give prompt written notice to the other parties hereto. Upon notice of such a breach, the Administrator shall enforce the Issuer’s rights to require the Receivables Seller to deposit the Indemnity Payment with respect to the affected Receivable(s) into the Collection and Funding Account. This obligation shall pertain to all representations and warranties of the Receivables Seller as to the Receivables set forth in Section 4(b) of the Receivables Sale Agreement, whether or not the Receivables Seller has knowledge of the breach at the time of the breach or at the time the representations and warranties were made.
(b)    Unless repurchased by the Receivables Seller in a transaction contemplated by the Receivables Sale Agreement or transferred pursuant to a Permitted Refinancing, the Receivables shall remain in the Trust Estate, regardless of any receipt of an Indemnity Payment in the Collection and Funding Account. The sole remedies of the Indenture Trustee and the Noteholders with respect to a breach of any of the representations and warranties of the Receivables Seller as to any Receivable set forth in Section 4(b) of the Receivables Sale Agreement shall be to enforce the obligation of the Issuer hereunder and the remedies of the Issuer (as assignee of the Depositor) against the Receivables Seller under the Receivables Sale Agreement. The Indenture Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the payment of any Indemnity Payment for any Receivable pursuant to this Section 2.3, except as otherwise provided in Section 11.2. For the avoidance of doubt, the Indenture Trustee shall have no duty to take any enforcement action against the Receivables Seller prior to an Event of Default.
(c)    To the extent not prohibited by Applicable Law and subject to the applicable Consent, the Administrator and solely during the continuation of a Facility Early Amortization Event, the Indenture Trustee, are authorized to commence at the written direction of the Administrative Agent or Majority Noteholders of all Outstanding Notes, in its own name or in the name of the Issuer, legal proceedings to enforce any Receivable against any successor servicer or other appropriate party or to commence or participate in a legal proceeding (including without limitation a bankruptcy proceeding) relating to or involving a Receivable, the Receivables Seller or the Servicer; provided, however, that nothing contained herein shall obligate the Indenture Trustee to take or initiate such action or legal proceeding, unless indemnity reasonably satisfactory to it shall have been provided. The Administrator shall deposit (or cause to be deposited) into the Collection and Funding Account, on behalf of the Indenture Trustee and the Noteholders, all amounts realized in connection with any such action.
Section 2.4.    Duties of Custodian with Respect to the Receivables Files.
(a)    Safekeeping. The Indenture Trustee or the Administrator, in its capacity as custodian (each, a “Custodian”) pursuant to Section 2.2(c), shall hold the portion of the Receivable Files that it is required to maintain under Section 2.2 in its possession from time to time for the use and benefit of all present and future Noteholders, and maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File as shall enable the Calculation Agent and the Indenture Trustee to comply with this Indenture. The Administrator, as Custodian, shall act with reasonable care, using that degree of skill and attention that it would exercise if it owned the Receivables itself. The Indenture Trustee, as Custodian, shall hold electronic copies of the Receivable Files that it is required to maintain with reasonable care and in accordance with its internal policies and procedures. Each Custodian shall promptly report to the Issuer any failure on its part to hold the Receivable Files and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure. The Indenture Trustee shall have no responsibility or liability for any actions or omissions of the Administrator in its capacity as Custodian or otherwise.
(b)    Maintenance of and Access to Records. Each Custodian shall maintain each portion of the Receivable File that it is required to maintain under this Indenture at its offices at the Corporate Trust Office (in the case of the Indenture Trustee) or c/o loanDepot.com, LLC, 26642 Towne Centre Drive, Foothill Ranch, California 92610 (in the case of the Servicer) as the case may be, or at such other office as shall be specified to the Indenture Trustee and the Issuer by thirty (30) days’ prior written notice. The Administrator shall take all actions necessary, or reasonably requested by the Administrative Agent, the Majority Noteholders of all Outstanding Notes or the Indenture Trustee, to amend any existing financing statements and continuation statements, and file additional financing statements to further perfect or evidence the rights, claims or security interests of the Indenture Trustee under any of the Transaction Documents (including the rights, claims or security interests of the Depositor and the Issuer under the Receivables Sale Agreement and the Receivables Pooling Agreement, and each Assignment and Recognition Agreement, respectively, which have been assigned to the Indenture Trustee). The Indenture Trustee and the Administrator, in their capacities as Custodian(s), shall make available to the Issuer, the Calculation Agent, any group of Interested Noteholders and the Indenture Trustee (in the case of the Administrator) or their duly authorized representatives, attorneys or auditors the portion of the Receivable Files that it is required to maintain under this Indenture and the accounts, books and records maintained by the Indenture Trustee or the Administrator with respect thereto as promptly as reasonably practicable following not less than two (2) Business Days’ prior written notice for examination during normal business hours and in a manner that does not unreasonably interfere with such Person’s ordinary conduct of business.
Section 2.5.    Application of Trust Money.
All money deposited with the Indenture Trustee or the Paying Agent pursuant to Section 4.2 shall be held in trust and applied by the Indenture Trustee or the Paying Agent, as the case may be, in accordance with the provisions of the Notes and this Indenture, to the payment to the Persons entitled thereto, of the principal, interest, fees, costs and expenses (or payments in respect of the New Receivables Funding Amount or other amount) for whose payment such money has been deposited with the Indenture Trustee or the Paying Agent.
Article III

Administration of Receivables; Reporting to Investors
Section 3.1.    Duties of the Calculation Agent.
(a)    General. The Calculation Agent shall initially be Citibank. The Calculation Agent is appointed for the purpose of making calculations and verifications as provided in this Section 3.1(a). The Calculation Agent, as agent for the Noteholders, shall provide all services necessary to fulfill the role of Calculation Agent as set forth in this Indenture.
The Servicer shall provide to the Calculation Agent and the Administrative Agent by 3:00 p.m. Eastern Time on the second Business Day preceding each Funding Date (or such other time as may be agreed to from time to time by the Servicer, the Indenture Trustee, the Calculation Agent, and the Administrative Agent) the applicable Determination Date Administrator Report, and a separate electronic file containing loan level data as applicable in respect of the information set forth below. By 2:00 p.m. Eastern Time on each Funding Date (or such other time as may be agreed to from time to time by the Servicer, the Indenture Trustee, the Calculation Agent, and the Administrative Agent), the Calculation Agent shall verify, based upon information provided to the Indenture Trustee and the Calculation Agent by the Servicer pursuant to the Designated Servicing Contracts and the Transaction Documents, as well as each applicable Determination Date Administrator Report, and all available reports issued by the Servicer for the applicable Designated Pool, that the information set forth below (as reported in the applicable Determination Date Administrator Report) has been reasonably calculated and accurately reported by the Servicer in the applicable Determination Date Administrator Report and shall prepare, or cause to be prepared, and deliver by electronic means (either by electronic mail or posting on the website pursuant to Section 3.5(a)) to the Noteholders the Calculation Agent Verification Certification (as defined below) setting forth the Calculation Agent’s verification of the information set forth below:
(i)    The aggregate unpaid principal balance of the Mortgage Loans in each Designated Pool as reported in the Freddie Mac or the Fannie Mae, as applicable, reports for the previous calendar month;
(ii)    (A) The aggregate Month-to-Date Available Funds collected, (B) the aggregate Advance Reimbursement Amounts, (C) the aggregate amount of Indemnity Payments and (D) the aggregate amount of proceeds collected during the Monthly Advance Collection Period preceding the upcoming Payment Date or the Advance Collection Period preceding the upcoming Interim Payment Date in respect of all Designated Pools;

(iii)    The aggregate of the Receivable Balances of the Receivables funded during the Monthly Advance Collection Period preceding the upcoming Payment Date or the Advance Collection Period preceding the upcoming Interim Payment Date for all Designated Pools;
(iv)    The aggregate of the Receivable Balances for each of the Delinquency Advances, Escrow Advances, Judicial Escrow Advances, Non-Judicial Escrow Advances, Corporate Advances, Judicial Corporate Advances and Non-Judicial Corporate Advances, attributable to each Designated Pool, as of the close of business on the day before the related Determination Date, plus the Receivable Balances for the Delinquency Advances to be funded on the upcoming Funding Date;
(v)    For each Designated Pool, the percentage equivalent of the quotient of (A) the aggregate of the Receivable Balances of all Receivables attributable to such Designated Pool divided by (B) the aggregate of the Receivable Balances of all Receivables included in the Trust Estate;
(vi)    An indication (yes or no) as to whether the Collateral Test is satisfied for each Class and Series, and for the facility as a whole as of the close of business on the last day of the Monthly Advance Collection Period preceding the upcoming Payment Date or the Advance Collection Period preceding the upcoming Interim Payment Date;
(vii)    If the Full Amortization Period is in effect, the Series Available Funds for each Series for the upcoming Payment Date;
(viii)    The identification of the related Derivative Counterparty, if any, for any Series, the notional amount for the Derivative Agreement and the applicable rate payable in respect of the Derivative Agreement;
(ix)    A list of each Facility Early Amortization Event and presenting a yes or no answer beside each indicating whether each possible Facility Early Amortization Event has occurred as of the end of the Monthly Advance Collection Period preceding the upcoming Payment Date or the Advance Collection Period preceding the upcoming Interim Payment Date;
(x)    If required by any VFN Noteholder, the aggregate New Receivables Funding Amount to be paid on the upcoming Funding Date, and the amount to be drawn on each Class of VFNs Outstanding in respect of such New Receivables Funding Amount and the portion of such New Receivables Funding Amount that is to be paid using Available Funds pursuant to Section 4.5(a)(1)(vii) or Section 4.4(e) as applicable and the amount to be drawn on each Class of VFNs Outstanding in respect of Excess Receivables Funding Amounts;
(xi)    If any Note is Outstanding, the amount, if any, to be paid on each such Class in reduction of the aggregate Principal Balance on the upcoming Payment Date or Interim Payment Date;

(xii)    The amount of Fees to be paid on the upcoming Payment Date;
(xiii)    A list of each Receivable Granted to the Trust Estate, the applicable Advance Type for such Receivable and the corresponding Receivable Balance for such Receivable;
(xiv)    The Required Expense Reserve and Series Reserve Required Amount for each Series of Notes for the upcoming Payment Date or Interim Payment Date;
(xv)    The Fee Accumulation Amount, the Interest Accumulation Amount and the Target Amortization Principal Accumulation Amount for the upcoming Interim Payment Date;
(xvi)    The Weighted Average Advance Rate and Weighted Average CV Adjusted Advance Rate for each Series and Class of the Notes and the Trigger Advance Rate for each Series and Class of the Notes, if any;
(xvii)    The Class Invested Amount and, if applicable, the Series Invested Amount for each Series and Class for the upcoming Payment Date or Interim Payment Date;
(xviii)    The Interest Payment Amount, the Target Amortization Amount, Default Supplemental Fee and ERD Supplemental Fee for each Class of Outstanding Notes for the upcoming Payment Date, and the Interest Amount, the Cumulative Interest Shortfall Amount, the Cumulative Default Supplemental Fee Shortfall Amount and the Cumulative ERD Supplemental Fee Shortfall Amount for each Class of Notes for the Interest Accrual Period related to the upcoming Payment Date; and
(xix)    The aggregate Collateral Value of all Facility Eligible Receivables for each Outstanding Series and the sum for all Outstanding Series as of the close of business on the day before the related Determination Date, pro forma Collateral Value of Facility Eligible Receivables for each Outstanding Series and the sum for all Outstanding Series that will be created upon the funding of Delinquency Advances to be funded on the related Funding Date; and
(xx)    the items for each Series that are specified in Section 9 of the related Indenture Supplement. to the extent such information is received from the Servicer.
The Calculation Agent’s certification setting forth the Calculation Agent’s verification of the foregoing information shall constitute the “Calculation Agent Verification Certification”.
(b)    Termination of Calculation Agent. The Issuer (with the consent of the Majority Noteholders of all Outstanding Notes for each Series) may at any time terminate the Calculation Agent without cause upon sixty (60) days’ prior notice. If at any time the Calculation Agent shall fail to resign after written request therefor as set forth in this Section 3.1(b), or if at any time the Calculation Agent shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Calculation Agent or of its property shall be appointed, or if any public officer shall take charge or Control of the Calculation Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Majority Noteholders of all

Outstanding Notes may remove the Calculation Agent and such Noteholders shall also remove the Indenture Trustee as provided in Section 11.9(c). If the Calculation Agent resigns or is removed under the authority of the immediately preceding sentence, then a successor Calculation Agent shall be appointed pursuant to Section 11.9. The Issuer shall give each Derivative Counterparty and the Noteholders notice of any such resignation or removal of the Calculation Agent and appointment and acceptance of a successor Calculation Agent. Notwithstanding the foregoing, no resignation, removal or termination of the Calculation Agent shall be effective until the resignation, removal or termination of the predecessor Calculation Agent and until the acceptance of appointment by the successor Calculation Agent as provided herein. Any successor Indenture Trustee appointed shall also be the successor Calculation Agent hereunder, if the predecessor Indenture Trustee served as Calculation Agent and no separate Calculation Agent is appointed. Notwithstanding anything to the contrary herein, the Indenture Trustee may not resign as Calculation Agent unless it also resigns as Indenture Trustee pursuant to Section 11.9(b).
(c)    Successor Calculation Agents. Any successor Calculation Agent appointed hereunder shall execute, acknowledge and deliver to the Issuer and to its predecessor Calculation Agent an instrument accepting such appointment under this Indenture, and thereupon the resignation or removal of the predecessor Calculation Agent shall become effective and such successor Calculation Agent, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Indenture, with like effect as if originally named as Calculation Agent. The predecessor Calculation Agent shall deliver to the successor Calculation Agent all documents and statements held by it under this Indenture. The Issuer and the predecessor Calculation Agent shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Calculation Agent all such rights, powers, duties and obligations. Upon acceptance of appointment by a successor Calculation Agent as provided in this Section 3.1, the Issuer shall mail notice of the succession of such successor Calculation Agent under this Indenture to all Noteholders at their addresses as shown in the Note Register and shall give notice by mail to each Derivative Counterparty. If the Issuer fails to mail such notice within ten (10) days after acceptance of appointment by the successor Calculation Agent, the successor Calculation Agent shall cause such notice to be mailed at the expense of the Administrator.
Section 3.2.    Reports by Administrator and Indenture Trustee.
(a)    Determination Dates; Determination Date Administrator Reports. The Indenture Trustee shall report to the Administrator, upon request (or such other time as may be agreed to from time to time by the Servicer, the Indenture Trustee and the Administrative Agent), the amount of Available Funds that will be available to be applied toward New Receivables Funding Amounts or to pay principal on any applicable Notes on the upcoming Payment Date or Interim Payment Date. If the Administrator supplies no information to the Indenture Trustee in its Determination Date Administrator Report concerning New Receivables Funding Amounts or payments on any Variable Funding Note in respect of an Interim Payment Date, then the Indenture Trustee shall apply no Available Funds to pay New Receivables Funding Amounts or to make payment on any Note on such Interim Payment Date.

By no later than 3:00 p.m. Eastern Time on the second Business Day prior to each Funding Date that is a VFN Draw Date related to any increase in the Uncommitted VFN Principal Balance (or such other time as may be agreed to from time to time by the Servicer, the Indenture Trustee and the Administrative Agent) or the second Business Day prior to each Funding Date that is not a VFN Draw Date or with respect to any Funding Date which will be a VFN Draw Date related to any increase in the Committed VFN Principal Balance (or such other time as may be agreed to from time to time by the Servicer, the Indenture Trustee and the Administrative Agent), the Administrator shall prepare and deliver to the Issuer, the Indenture Trustee, the Calculation Agent, the Administrative Agent, each VFN Noteholder, each Derivative Counterparty (as applicable, with respect to the related Series of Notes) and the Paying Agent a report (the “Determination Date Administrator Report”) (in electronic form) setting forth each data item required to be verified by the Calculation Agent to Noteholders and each Derivative Counterparty (as applicable, with respect to the related Series of Notes) in its Calculation Agent Verification Certification pursuant to Section 3.1.
(b)    Payment Date Report. By no later than 2:00 p.m. Eastern Time on each Payment Date, the Indenture Trustee shall prepare and deliver by electronic means (including posting on the website pursuant to Section 3.5(a)) to the Issuer, the Calculation Agent, the Administrator, the Paying Agent, the Administrative Agent, each VFN Noteholder and each Derivative Counterparty (as applicable, with respect to the related Series of Notes) a report (the “Payment Date Report”) reporting the following for such Payment Date and the Monthly Advance Collection Period preceding such Payment Date to the extent such information is received from the Servicer:
(i)    the amount on deposit in the Collection and Funding Account as of the opening of business on the first day of such Monthly Advance Collection Period;
(ii)    the aggregate amount of all Collections deposited into the Collection and Funding Account during such Monthly Advance Collection Period;
(iii)    the aggregate amount of Indemnity Payments deposited into the Collection and Funding Account during such Monthly Advance Collection Period;
(iv)    the total of all (A) payments in respect of each Class of Notes (separately identifying interest and principal paid on each Class) made on the Payment Date and each Interim Payment Date that occurred during the Monthly Advance Collection Period, (B) all New Receivables Funding Amounts paid in respect of Facility Eligible Receivables during such Monthly Advance Collection Period separately identifying the portion thereof paid from funds in the Collection and Funding Account and the portion thereof paid using proceeds of fundings of an increase in VFN Principal Balance(s) for each Class of VFNs, and (C) all Excess Cash Amounts paid to the Depositor as holder of the Owner Trust Certificate on the Payment Date and each Interim Payment Date that occurred during such Monthly Advance Collection Period;
(v)    the amount transferred from the Collection and Funding Account to the Note Payment Account in respect of the Payment Date that occurred during such Monthly Advance Collection Period;

(vi)    the amount on deposit in each of the Interest Accumulation Account, Target Amortization Principal Accumulation Account, the Fee Accumulation Account and any other Trust Accounts set forth under any Indenture Supplement as of the close of business on the last Interim Payment Date before such Payment Date;
(vii)    the aggregate amount of Collections received during the Monthly Advance Collection Period;
(viii)    the amount of Available Funds for such Payment Date (the sum of the items reported in clause (vi), plus the items reported in clause (vii));
(ix)    the amount on deposit in the Series Reserve Account for each Series, and, if applicable, the amount the Indenture Trustee is to withdraw from each such Series Reserve Account and deposit into the Note Payment Account on such Payment Date for application to the related Series of Notes;
(x)    the amount of each payment required to be made by the Indenture Trustee or the Paying Agent pursuant to Section 4.5 on such Payment Date, including an identification, for each Class of Notes, as applicable, and for all Outstanding Notes in the aggregate, of
(A)    any Cumulative Interest Shortfall Amount for each Class of Notes and for all Outstanding Notes of each Series in the aggregate;
(B)    the Senior Interest Amount for each Class of Notes for the Interest Accrual Period related to such Payment Date;
(C)    the Interest Payment Amount for each Class of Notes and for all Outstanding Notes of each Series in the aggregate;
(D)    the Series Reserve Required Amount for each Series of Notes then Outstanding;
(E)    the Target Amortization Amount to be paid on such Payment Date on each Class of Outstanding Notes that is in its Target Amortization Period and
(F)    the unpaid Note Balance for each Class and Series of Notes and for all Outstanding Notes in the aggregate (before and after giving effect to any principal payments to be made on such Payment Date);
(xi)    the amount of Fees to be paid on such Payment Date;
(xii)    (A) the Collateral Value of all Facility Eligible Receivables, as of the close of business on the last day of such Monthly Advance Collection Period and as of the close of business on such Payment Date for each Outstanding Series of Notes, (B) the amount on deposit in the Collection and Funding Account, the Interest Accumulation Account, the Fee Accumulation Account, the Target Amortization Principal

Accumulation Account, any other Trust Accounts set forth in any related Indenture Supplement and the Note Payment Account as of the close of business on the last day of such Monthly Advance Collection Period and as of the close of business on such Payment Date, and (C) an indication (yes or no) as to whether the Collateral Test was satisfied at such time and whether it will be satisfied as of the close of business on such Payment Date after all payments and distributions described in Section 4.5(a); and
(xiii)    the Senior Interest Amount, the Senior Cumulative Interest Shortfall Amount, the Subordinated Cumulative Interest Shortfall Amount, the Default Supplemental Fees, the Cumulative Default Supplemental Fee Shortfall Amount, the ERD Supplemental Fees and the Cumulative ERD Supplemental Fee Shortfall Amount, for each Series and Class of Notes for the Interest Accrual Period related to the upcoming Payment Date.
The Payment Date Report shall also state any other information required pursuant to any related Indenture Supplement necessary for the Paying Agent and the Indenture Trustee to make the payments required by Section 4.5(a) and all information necessary for the Indenture Trustee to make available to Noteholders pursuant to Section 3.5.
(c)    Interim Payment Date Reports. By no later than 2:00 p.m. Eastern Time on each Interim Payment Date on which there is a VFN Outstanding and on which the Full Amortization Periods have not yet begun, the Indenture Trustee shall prepare and deliver by electronic means (including posting on the website pursuant to Section 3.5(a)) to the Issuer, the Calculation Agent, the Administrator, the Paying Agent, the Administrative Agent, each Derivative Counterparty (as applicable, with respect to the related Series of Notes) and each VFN Noteholder a report (an “Interim Payment Date Report”) reporting the following for such Interim Payment Date and the Advance Collection Period preceding such Interim Payment Date, to the extent such information is received from the Servicer:
(i)    (A) the amount on deposit in the Collection and Funding Account as of the close of business on the last day before the beginning of such Advance Collection Period and (B) the amounts on deposit in the Interest Accumulation Account, the Target Amortization Principal Accumulation Account, the Fee Accumulation Account and any other Trust Accounts set forth in any Indenture Supplement, as of the close of business on the immediately preceding Payment Date or Interim Payment Date;
(ii)    the amount of all Collections deposited into the Collection and Funding Account during such Advance Collection Period;
(iii)    the aggregate amount of Indemnity Payments deposited into the Collection and Funding Account during such Advance Collection Period;
(iv)    the aggregate amount of deposits into the Collection and Funding Account from the Note Payment Account in respect of the Payment Date, if any, that occurred during such Advance Collection Period;

(v)    the total of all (A) payments in respect of each Class of Notes (separately identifying interest and principal paid on each Class of Variable Funding Notes) made on the Payment Date or Interim Payment Date that occurred during such Advance Collection Period, (B) all New Receivables Funding Amounts that were paid in respect of Facility Eligible Receivables during such Advance Collection Period, separately identifying the portion thereof paid from funds on deposit in the Collection and Funding Account and the portion thereof paid using proceeds of an increase in VFN Principal Balance(s) for each Class of VFNs, and (C) all Excess Cash Amounts paid to the Depositor as holder of the Owner Trust Certificate on the Payment Date or Interim Payment Date that occurred during such Advance Collection Period;
(vi)    the amount transferred from the Collection and Funding Account to the Note Payment Account in respect of the Payment Date, if any, that occurred during such Advance Collection Period;
(vii)    the amount of Available Funds for such Interim Payment Date (calculated as the sum of the items reported in clauses (i)(B) and (vi));
(viii)    the amount on deposit in the Series Reserve Account for each Series and the Series Reserve Required Amount for such Series Reserve Account, and the amount to be deposited into each Series Reserve Account on such Interim Payment Date;
(ix)    the amounts required to be deposited on such Interim Payment Date into the Interest Accumulation Account, Target Amortization Principal Accumulation Account, Fee Accumulation Account and any other Trust Account referenced in any related Indenture Supplement, respectively;
(x)    the amount of Available Funds to be applied toward the New Receivables Funding Amount of Facility Eligible Receivables on the upcoming Interim Payment Date pursuant to Section 4.4(e);
(xi)    the amount to be applied to reduce the aggregate VFN Principal Balance of each Class of VFNs on such Interim Payment Date (as reported to the Indenture Trustee by the Administrator);
(xii)    the amount of any Excess Cash Amount paid to the Depositor as holder of the Owner Trust Certificate on such Interim Payment Date;
(xiii)    the Collateral Value of all Facility Eligible Receivables as of the end of such Advance Collection Period and as of the close of business on such Interim Payment Date for each Outstanding Series of Notes and the amount on deposit in the Collection and Funding Account, the Interest Accumulation Account, the Fee Accumulation Account, the Target Amortization Principal Accumulation Account, the Note Payment Account and any other Trust Account referenced in a related Indenture Supplement as of the end of business on the last day of such Advance Collection Period and as of the close of business on such Interim Payment Date;

(xiv)    a calculation demonstrating whether the Collateral Test was satisfied as of the end of business on the last day of such Advance Collection Period and whether it will be satisfied at such time after effecting the payments described in Section 4.4; and
(xv)    any other amounts specified in an Indenture Supplement.
(d)    No Duty to Verify or Recalculate. Notwithstanding anything contained herein to the contrary, none of the Calculation Agent (except as described in Section 3.1(a)), the Indenture Trustee or the Paying Agent shall have any obligation to verify or recalculate any information provided to them by the Administrator, and may rely on such information in making the allocations and payments to be made pursuant to Article IV. The Indenture Trustee may reasonably rely without investigation on the most recent Determination Date Administrator Report provided to the Indenture Trustee by the Administrator in preparing the Payment Date Reports and Interim Payment Date Reports (if any).
Section 3.3.    Annual Statement as to Compliance; Notice of Default; Agreed Upon Procedures Reports.
(a)    Annual Officer’s Certificates.
(i)    The Receivables Seller shall deliver to the Indenture Trustee and the Owner Trustee, on or before March 31 of each calendar year, beginning March 31, 2021, an Officer’s Certificate executed by the chief financial officer of the Receivables Seller, stating that (A) a review of the activities of the Receivables Seller during the preceding 12-month period ended December 31 (or in the case of the first such statement, from the Closing Date through December 31, 2020) and of its performance under this Indenture and the Receivables Sale Agreement has been made under the supervision of the officer executing the Officer’s Certificate, and (B) the Receivables Seller has fulfilled all its obligations under this Indenture and the Receivables Sale Agreement in all material respects throughout such period or, if there has been a default in the fulfillment of any such obligation, specifying each such default and the nature and status thereof.
(ii)    The Administrator shall deliver to the Indenture Trustee and the Owner Trustee, on or before March 31 of each calendar year, beginning March 31, 2021, an Officer’s Certificate executed by the chief financial officer of the Administrator, stating that (A) a review of the activities of the Issuer, the Depositor and the Administrator during the preceding 12-month period ended December 31 (or in the case of the first such statement, from the Closing Date through December 31, 2020) and of its performance under this Indenture, the Receivables Sale Agreement and the Receivables Pooling Agreement has been made under the supervision of the officer executing the Officer’s Certificate, and (B) the Administrator has fulfilled all its obligations under this Indenture in all material respects throughout such period or, if there has been a default in the fulfillment of any such obligation, specifying each such default and the nature and status thereof.
(b)    Notice of Default. The Indenture Trustee shall deliver to the Noteholders and the Issuer promptly after a Responsible Officer has obtained actual knowledge thereof, but in no event later than five (5) Business Days thereafter, written notice specifying the nature and status of any Target Amortization Event, Event of Default or Facility Early Amortization Event. The Indenture Trustee shall promptly provide Fannie Mae with notice of the occurrence of a Security Agreement Default Event (as defined in the Fannie Mae Consent) and provide any other notice required to be provided pursuant to the Fannie Mae Consent. The Indenture Trustee shall, upon receipt of notice from the Administrative Agent, provide any Eligible Subservicer a Direction Notice (as defined in any Letter Agreement modifying the related Subservicing Contract) as applicable. The Indenture Trustee shall, upon receipt of notice from the Administrative Agent, provide Freddie Mac with any Blocked Account Notice (as defined in the Freddie Mac Consent) and provide any other notice required to be provided pursuant to the Freddie Mac Consent.
(c)    Annual Regulation AB/USAP Report. The Servicer shall: (i) deliver to the Administrative Agent and the Owner Trustee not later than ninety-three (93) days after the close of each of the Servicer’s (or if the Mortgage Loans are subserviced by an Eligible Subservicer, the Subservicer’s) fiscal years (commencing with the fiscal year ending December 31, 2020), with a certified statement of the Servicer’s (or if the Mortgage Loans are subserviced by an Eligible Subservicer, the Subservicer’s) financial condition as of the close of its fiscal year and an attestation relating to compliance with the relevant servicing criteria under Item 1123 of Regulation AB promulgated by the Securities and Exchange Commission (or compliance with the Uniform Single Attestation Program for Mortgage Bankers) by an independent public accounting firm which is a member of the American Institute of Certified Public Accountants at such time that such statements, certifications and other reports are delivered to Freddie Mac or Fannie Mae; and (ii) on or before the last Business Day of the fifth month following the end of each of the Servicer’s (or if the Mortgage Loans are subserviced by an Eligible Subservicer, the Subservicer’s) fiscal years (December 31), beginning in 2020 deliver to the Administrative Agent and the Owner Trustee, either a copy of the results of any (x) Regulation AB required attestation report or Uniform Single Attestation Program for Mortgage Bankers or similar review conducted on the Servicer by its accountants and any other reports reasonably requested by the Administrative Agent or (y) Uniform Single Attestation Program for Mortgage Bankers, an Officer’s Certificate that satisfies the requirements of Item 1122(a) of Regulation AB, an independent public accountant’s report that satisfies the requirements of Item 1123 of Regulation AB or similar review conducted on the Servicer (or if the Mortgage Loans are subserviced by an Eligible Subservicer, the Subservicer) by its accountants and such other reports reasonably requested by the Administrative Agent relating to its servicing functions (or if the Mortgage Loans are subserviced by an Eligible Subservicer such other reports reasonably requested by the Administrative Agent relating to its subservicing functions). Notwithstanding anything herein to the contrary, in the event that the Servicer (or Subservicer) does not prepare any such reports referred to in clause (ii) herein, none shall be required to be provided pursuant to this Indenture.
(d)    Agreed Upon Procedures Report. Initially, no later than sixty (60) days following the Closing Date, and thereafter within sixty (60) days of the end of each calendar quarter, beginning with the calendar quarter ending December 31, 2020, the Servicer shall cause SitusAMC or such other professional services firm designated by the Administrator and the Administrative Agent (who may also render other services to the Servicer, the Receivables Seller or the Depositor) (the “Verification Agent”) to furnish a report with respect to the prior calendar month or prior calendar quarter, as applicable, to the Indenture Trustee, the Administrator and the Administrative Agent (i) to the effect that the Verification Agent has applied certain procedures, to be determined at the reasonable discretion of the Administrative Agent after consultation with the Servicer and shall be incorporated as Exhibit D hereto after the Closing Date, including re-performance of certain accounting procedures performed by the Servicer and each Subservicer pursuant to Designated Servicing Contracts and examination of certain documents and records related to the disbursement and reimbursement of Advances with respect to the Designated Pools under the related Designated Servicing Contracts and this Indenture and that, on the basis of such agreed upon procedures, the Verification Agent is confirming that the servicing (including the allocation of Collections) has been conducted in compliance with the terms and conditions set forth in Article IV, except for such exceptions as it believes to be immaterial and such other exceptions as shall be set forth in such statement, and (ii) detailing the following items for such calendar quarter (or such other items as may be listed in Exhibit D from time to time):
(A)    For a sample of Designated Pools for at least three dates during the applicable calendar quarter, a reconciliation of the expected total principal and interest payments in respect of the Mortgage Loans to the amounts on deposit in the related Custodial Accounts;
(B)    Daily receipt clearing reconciliation (three (3) days at a minimum) with respect to a sample of Custodial Accounts;
(C)    A reconciliation of the monthly disbursement clearing account with respect to at least two (2) Funding Dates per calendar quarter;
(D)    “Flow of funds” testing for Delinquency Advances, Corporate Advances and Escrow Advances relating to the tracking of funds from clearing account receipt through to deposit into the Collection and Funding Account (three (3) days minimum);
(E)    A reconciliation of the servicing system Escrow Advance balance (including all suspense and advance balances) to the balances on deposit in the escrow accounts maintained by the Servicer for a sample of the Designated Pools;
(F)    Analysis of recoverable Advances and Receivables and aging of these items; and
(G)    Compared the amounts and percentages set forth in four of the Determination Date Administrator Reports forwarded by the Servicer pursuant to Section 3.2(a) during the period covered by such report with the computer reports (which may include personal computer generated reports that summarize data from the computer reports generated by the Servicer which are used to prepare the Determination Date Administrator Reports) which were the source of such amounts and percentages and that on the basis of such comparison, such amounts and percentages are in agreement except as shall be set forth in such report.

For purposes of this section, items performed by a Subservicer on behalf of the Servicer will be deemed to have been verified as to the Servicer if such verification procedures have been performed with respect to the related Subservicer.
In addition, each report shall set forth the agreed upon procedures performed and the results of such procedures. A copy of such report will be sent by the Indenture Trustee to each Noteholder upon receipt of a written request of the Noteholder. In the event the Verification Agent requires the Indenture Trustee to agree to the procedures performed by the Verification Agent, the Issuer shall direct the Indenture Trustee in writing to so agree; it being understood and agreed that the Indenture Trustee will deliver such letter of agreement in conclusive reliance upon the direction of the Issuer, and the Indenture Trustee makes no independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures. Furthermore, in the event that the Verification Agent’s expense in producing a report as required hereunder exceeds the amount reimbursable to it pursuant to Section 4.5, such excess shall be payable by the Servicer, at the Servicer’s own expense, upon receipt by the Servicer of written notification of, and request for, such amount from the Verification Agent.
Exhibit D hereto may be modified from time to time pursuant to a written agreement among the Administrator, the Servicer, the Administrative Agent and the Verification Agent.
(e)    Annual Lien Opinion. Within one hundred (100) days after the end of each fiscal year of the Administrator, beginning with the fiscal year ending December 31, 2020, the Administrator shall deliver to the Indenture Trustee an Opinion of Counsel from outside counsel to the effect that the Indenture Trustee has a perfected security interest in the Aggregate Receivables attributable to the Designated Servicing Contracts and Designated Pools identified in an exhibit to such opinion as Designated Servicing Contracts and Designated Pools, and that, based on a review of UCC search reports (copies of which shall be attached thereto), and review of other certifications and other materials, there are no UCC1 filings indicating an Adverse Claim with respect to such Receivables that has not been released.
(f)    Other Information. In addition, the Administrator shall forward to the Administrative Agent, upon its reasonable request, such other information, documents, records or reports respecting (i) the Servicer or any of its Affiliates party to the Transaction Documents, (ii) the condition or operations, financial or otherwise, of the Servicer or any of its Affiliates party to the Transaction Documents, (iii) the Designated Servicing Contracts, the Designated Pools, the related Mortgage Loans and the Receivables or (iv) the transactions contemplated by the Transaction Documents, including access to the Servicer’s management and records. The Administrative Agent shall and shall cause its respective representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) or the Administrative Agent may reasonably determine that such disclosure is consistent with its obligations hereunder; provided, however, that the Administrative Agent may disclose on a confidential basis any such information to its agents, attorneys and auditors in connection with the performance of its responsibilities hereunder.

Section 3.4.    Access to Certain Documentation and Information.
(a)    Access to Receivables Information. The Custodians shall provide the Noteholders with access to the documentation relating to the Receivables as provided in Section 2.4(b). In each case, access to documentation relating to the Receivables shall be afforded without charge but only upon reasonable request and during normal business hours at the offices of the Custodians and in a manner that does not unreasonably interfere with a Custodian’s conduct of its regular business. Nothing in this Section 3.4 shall impair the obligation of the Custodians to observe any Applicable Law prohibiting disclosure of information regarding the Trust Estate and the failure of the Custodians to provide access as provided in this Section 3.4 as a result of such obligation shall not constitute a breach of this Section.
Notwithstanding anything to the contrary contained in this Section 3.4, Section 2.4, or in any other Section hereof, the Servicer, on reasonable prior notice, shall permit the Administrative Agent, the Verification Agent, the Indenture Trustee or any agent or independent certified public accountants selected by the Indenture Trustee, during the Servicer’s normal business hours, and in a manner that does not unreasonably interfere with the Servicer’s conduct of its regular business, to examine all the books of account, records, reports and other papers of the Servicer relating to the Mortgage Loans, Designated Servicing Contracts, the Designated Pools and the Receivables, to make copies and extracts therefrom, and to discuss the Servicer’s affairs, finances and accounts relating to the Mortgage Loans, Designated Servicing Contracts, the Designated Pools and the Receivables with the Servicer’s officers, employees who have knowledge of such affairs, finances and accounts and that have been designated by the Servicer’s officers to discuss such affairs, finances and accounts and independent public accountants (and by this provision the Servicer hereby authorizes the Servicer’s accountants to discuss with such representatives such affairs, finances and accounts), all at such times and as often as reasonably may be requested; provided that (i) the Servicer shall not be required to disclose or provide any information that it is prohibited from disclosing or providing by Applicable Law, the Fannie Mae Lender Contract, the Freddie Mac Guide, the Freddie Mac Purchase Documents or the applicable Designated Servicing Contract; (ii) any such Person seeking access to any information or documentation pursuant to this Section 3.4, shall and shall cause their respective representatives to, hold in confidence all such information; and (iii) the Servicer shall be given reasonable prior notice of any meeting with its accountants and shall have the right to have its representatives present at any such meeting. Unless a related Target Amortization Event that has not been waived in accordance with the related Indenture Supplement, an Event of Default that has not been waived in accordance with the terms hereof, or a Facility Early Amortization Event that has not been waived in accordance with the terms hereof shall have occurred, any out-of-pocket costs and expenses incident to the exercise by the Indenture Trustee or any Noteholder of any right under this Section 3.4 shall be borne by parties the requesting or directing the Indenture Trustee to exercise such right.
In the event that such rights are exercised following the occurrence of a related Target Amortization Event that has not been waived in accordance with the related Indenture Supplement, an Event of Default that has not been waived in accordance with the terms hereof, or a Facility Early Amortization Event that has not been in accordance with the terms hereof, all reasonable, documented out-of-pocket costs and expenses incurred by the Indenture Trustee shall be borne by the Servicer. Prior to any such payment, the Servicer shall be provided with commercially reasonable documentation of such costs and expenses. Notwithstanding anything contained in this Section 3.4 to the contrary, in no event shall the books of account, records, reports and other papers of the Servicer, the Receivables Seller, the Depositor or the Issuer relating to the Mortgage Loans, Designated Servicing Contracts, the Designated Pools and the Receivables be examined by independent certified public accountants at the direction of the Indenture Trustee or any Interested Noteholder pursuant to the exercise of any right under this Section 3.4 more than one time during any 12-month period, unless a Target Amortization Event that has not been waived in accordance with the related Indenture Supplement, an Event of Default that has not been waived in accordance with the terms hereof, or a Facility Early Amortization Event that has not been waived in accordance with the terms hereof, in which case more than one examination may be conducted during a twelve-month period, but extra audits (in excess of two examinations) shall be at the sole expense of the Noteholder(s) requesting such audit(s).
(b)    Access to Issuer. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee, Verification Agent or the Administrative Agent no more than one time during any 12-month period (unless a Target Amortization Event has occurred and has not been waived in accordance with the related Indenture Supplement, an Event of Default has occurred, or a Facility Early Amortization Event has occurred and has not been waived in accordance with the terms hereof), to examine all of its books of account, records, reports, and other papers, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants, and to discuss its affairs, finances and accounts its officers, employees who have knowledge of such affairs, finances and accounts and that have been designated by the Servicer’s officers to discuss such affairs, finances and accounts, and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested; provided, however, that the foregoing limitation of one examination during any 12-month period shall not be applicable in the event of an occurrence of Target Amortization Event, an Event of Default, or a Facility Early Amortization Event. The Indenture Trustee, the Verification Agent and the Administrative Agent shall and shall cause their respective representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) or the Indenture Trustee, the Verification Agent or the Administrative Agent, as applicable, may reasonably determine that such disclosure is consistent with its obligations hereunder; provided, however, that the Indenture Trustee may disclose on a confidential basis any such information to its agents, attorneys and auditors as reasonably necessary in connection with the performance of its responsibilities hereunder to the extent such agents, attorneys and auditors are bound by a duty of confidentiality consistent with the terms of this Section 3.4(b). Without limiting the generality of the foregoing, neither the Indenture Trustee, the Verification Agent, the Administrative Agent or any Noteholder shall disclose information to any of its Affiliates or any of their respective directors, officers, employees and agents, that may provide any mortgage loan, servicer advance or mortgage servicing rights financing to the Servicer, the Depositor, the Issuer or any of their Affiliates, except in such Affiliate’s capacity as Noteholder.

Section 3.5.    Indenture Trustee to Make Reports Available.
(a)    Monthly Reports on Indenture Trustee’s Website. The Indenture Trustee will make each Payment Date Report and Interim Payment Date Report (and, at its option, any additional files containing the same information in an alternative format) available each month to any interested parties (including without limitation to the Verification Agent) via the Indenture Trustee’s internet website and such other information as the Indenture Trustee may have in its possession, but only with the use of a password provided by the Indenture Trustee. All such information provided to the Indenture Trustee or the Calculation Agent for posting to the Indenture Trustee’s website should be sent to [***] with subject reference “loanDepot Agency Advance Receivables Trust -For Posting” and be in a form or format that will allow such information to be posted to the Indenture Trustee’s website. In connection with providing access to the Indenture Trustee’s internet website, the Indenture Trustee may require registration and the acceptance of a disclaimer. The Indenture Trustee’s internet website shall initially be located at www.sf.citidirect.com. Assistance in using the Indenture Trustee’s website can be obtained by calling the Indenture Trustee’s investor relations desk at 1-888-855-9695. Parties that are unable to use the above distribution option are entitled to have a paper copy mailed to them via first class mail or by overnight courier by calling the investor relations desk and requesting a copy. The Indenture Trustee shall have the right to change the way the Calculation Agent Verification Certifications, Payment Date Reports and Interim Payment Date Reports are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Indenture Trustee shall provide timely and adequate notification to all above parties regarding any such changes. The Indenture Trustee shall not be required to make available via its website (or otherwise) any information that in its reasonable judgment is confidential, includes any Nonpublic Personal Information or could otherwise violate Applicable Law, or could result in personal liability to the Indenture Trustee. In addition, the Indenture Trustee shall have no liability for the failure to include or post any information that it has not actually received.
(b)    Annual Reports. Within sixty (60) days after the end of each calendar year, the Indenture Trustee shall furnish to each Person (upon the written request of such Person), who at any time during the calendar year was a Noteholder a statement containing (i) information regarding payments of principal, interest and other amounts on such Person’s Notes, aggregated for such calendar year or the applicable portion thereof during which such person was a Noteholder and (ii) such other customary information as may be deemed necessary or desirable for Noteholders to prepare their tax returns. Such obligation shall be deemed to have been satisfied to the extent that substantially comparable information is provided pursuant to any requirements of the Code as are from time to time in force. The Indenture Trustee shall prepare and provide to the Internal Revenue Service and to each Noteholder any information reports required to be provided under federal income tax law, including without limitation IRS Form 1099.

Article IV

The Trust Accounts; Payments
Section 4.1.    Trust Accounts.
The Indenture Trustee shall establish and maintain, as applicable, or cause to be established and shall cause to be maintained, the Trust Accounts, each of which shall be an Eligible Account, for the benefit of the Secured Parties. All amounts held in the Trust Accounts shall, to the extent permitted by this Indenture and applicable laws, rules and regulations, be invested in Permitted Investments by the depository institution or trust company then maintaining such Account only upon written direction of the Administrator to the Indenture Trustee; provided, however, that in the event the Administrator fails to provide such written direction to the Indenture Trustee, and until the Administrator provides such written direction, the Indenture Trustee shall not invest funds on deposit in any Trust Account. Funds deposited into a Trust Account on a Business Day after 1:30 p.m. Eastern Time may not be invested until the following Business Day, and funds deposited prior to 1:30 p.m. Eastern Time may not be invested until the following Business Day depending on the cut off time for the selected investment. Investments held in Permitted Investments in the Trust Accounts shall not be sold or disposed of prior to their maturity (unless a Facility Early Amortization Event has occurred and is continuing). Earnings on investment of funds in any Trust Account shall be remitted by the Indenture Trustee upon the Administrator’s written direction to the account or other location of the Administrator’s designation on the first Business Day of the month following the month in which such earnings on investment of funds is received; provided, that the Indenture Trustee shall be entitled to the benefit of any income or gain in the Trust Accounts for the Business Day immediately preceding each Interim Payment Date or Payment Date, as applicable. Any losses and investment expenses relating to any investment of funds in any Trust Account shall be for the account of the Administrator, which shall deposit or cause to be deposited the amount of such loss (to the extent not offset by income from other investments of funds in the related Trust Account) in the related Trust Account promptly upon the realization of such loss. The taxpayer identification number associated with each of the Trust Accounts shall be that of the Issuer, and the Issuer shall report for federal, state and local income tax purposes their respective portions of the income, if any, earned on funds in the relevant Trust Account. The Administrator hereby acknowledges that all amounts on deposit in each Trust Account (excluding investment earnings on deposit in the Trust Accounts) are held in trust by the Indenture Trustee for the benefit of the Noteholders, subject to any express rights of the Issuer set forth herein, and shall remain at all times during the term of this Indenture under the sole dominion and control of the Indenture Trustee.
So long as the Indenture Trustee complies with the provisions of this Section 4.1, the Indenture Trustee shall not be liable for the selection of investments or for investment losses incurred thereon by reason of investment performance, liquidation prior to stated maturity or otherwise. The Indenture Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure to be provided with timely written investment direction.

In order to comply with laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering (“Applicable Law”), the Indenture Trustee is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with the Indenture Trustee. Accordingly, each of the parties agrees to provide to the Indenture Trustee upon its request from time to time such identifying information and documentation as may be available for such party in order to enable the Indenture Trustee to comply with Applicable Law.
All parties to this Indenture agree, and each Noteholder of each Series by its acceptance of the related Note will be deemed to have agreed, that such Noteholder shall have no claim or interest in the amounts on deposit in any Trust Account created under this Indenture or any related Indenture Supplement related to an unrelated Series except as expressly provided herein or therein.
The Indenture Trustee or its Affiliates are permitted to receive additional compensation that could be deemed to be for the Indenture Trustee’s economic self-interest for (a) serving as investment adviser, administrator, shareholder, servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (b) using Affiliates to effect transactions in certain Permitted Investments and (c) effecting transactions in certain Permitted Investments (but in any case not as an advisor or agent for the Issuer or any similar capacity for the Issuer). Such compensation is not payable or reimbursable under this Indenture.
The Indenture Trustee is hereby directed to enter into any Closing Agreement and any Assignment and Recognition Agreement executed by the Administrative Agent.
Section 4.2.    Collections and Disbursements of Advances by Servicer.
(a)    The Servicer shall deposit into the Collection and Funding Account all Advance Reimbursement Amounts in respect of Corporate Advances and Escrow Advances collected by the Servicer with respect to any Designated Pool pursuant to a related Designated Servicing Contract no later than two (2) Business Days after the Servicer’s receipt thereof and the Servicer shall deposit into the Collection and Funding Account immediately upon withdrawal from the related Principal and Interest Custodial Accounts all Advance Reimbursement Amounts other than Delinquency Advances  and in the case of Delinquency Advances shall withdraw Pool collections from the related Principal and Interest Custodial Account to reimburse Delinquency Advances within two (2) Business Days after such Advance Reimbursement Amounts are deposited in the related Principal and Interest Custodial Accounts; provided that to the extent of Delinquency Advances that Freddie Mac reimburses by a credit as described in Section 3 of the Freddie Mac Consent, the Advance Reimbursement Amount for such Delinquency Advances shall be deemed to have been reimbursed and immediately redeployed to make a new Delinquency Advance (“Credited Advance Funding”) to the extent permitted pursuant to the Freddie Mac Consent, the Freddie Mac Guide and the Freddie Mac Purchase Documents. If the Revolving Period is not in effect for any Class of Note, the Servicer shall remit to the Collection and Funding Account the amount of any Credited Advance Funding within ten (10) Business Days of its knowledge of the amount of any such Credited Advance Funding. Any amounts remitted by the Servicer or any Subservicer to the Collection and Funding Account shall be deemed to constitute Advance Reimbursement Amounts in respect of the Delinquency Advance deemed to have been reimbursed in connection with such Credited Advance Funding. To the extent the Indenture Trustee receives for deposit Advance Reimbursement Amounts in the Collection and Funding Account later than 2:00 p.m. Eastern Time on a Business Day, such funds shall be deemed to have been received on the following Business Day.
If Fannie Mae or Freddie Mac remits any payments directly to a Trust Account, the Servicer shall identify any amounts remitted that do not constitute Collateral.  Upon any such identification, the Servicer shall promptly give the Indenture Trustee and the Administrative Agent written notice thereof and reasonable supporting documentation.  Within two (2) Business Days, but as soon as reasonably practicable, of the Indenture Trustee’s receipt of written direction from the Servicer and written confirmation from the Administrative Agent, the Indenture Trustee shall withdraw such amounts that do not constitute Collateral and remit such amounts to such accounts as may be designated in writing by the Servicer to the Indenture Trustee.
(b)    Payment Dates. On each Payment Date, the Indenture Trustee shall transfer from the Collection and Funding Account to the Note Payment Account all Available Funds or Series Available Funds then on deposit in the Collection and Funding Account. Except in the case of Redemption Amounts, which may be remitted by the Issuer directly to the Note Payment Account, none of the Servicer, the Administrator, the Issuer, the Calculation Agent nor the Indenture Trustee shall remit to the Note Payment Account, and each shall take all reasonable actions to prevent other Persons from remitting to the Note Payment Account, amounts which do not constitute payments, collections or recoveries received, made or realized in respect of the Receivables or the initial cash deposited by the Noteholders with the Indenture Trustee on the date hereof, and the Indenture Trustee will return to the Issuer or the Servicer any such amounts upon receiving written evidence reasonably satisfactory to the Indenture Trustee that such amounts are not a part of the Trust Estate.
(c)    Delegated Authority to Make Delinquency Advances. The Receivables Seller and the Servicer hereby irrevocably appoint the Noteholder(s) of any Outstanding VFN with the authority (but no obligation) to advance to Servicer such amounts as are in order for the Servicer to make any Delinquency Advance to the extent the Servicer fails to make such Delinquency Advance with respect to a Designated Pool when required to do so pursuant to the related Designated Servicing Contract.
(d)    Designation of Administrative Agent as Designee of Indenture Trustee under Fannie Mae Consent. The Indenture Trustee hereby designates the Administrative Agent as its designee under the Fannie Mae Consent, and the Administrative Agent hereby accepts such designation. In the event of a servicing transfer, voluntary or involuntary, and as the designee of the Indenture Trustee under the Fannie Mae Consent, the Administrative Agent acknowledges and agrees that the Indenture Trustee shall have no responsibility for and shall not be obligated to (i) make, submit or otherwise process any reimbursement request of the Servicer or any third-party successor servicer, including but not limited to reimbursement of Fannie Mae Advances, (ii) make, submit or otherwise process any report the Servicer or any third-party successor servicer is required to submit to Fannie Mae pursuant to the Fannie Mae Consent and/or the Fannie Mae Guide, (iii) attempt to arrange with any third-party successor servicer to make, submit or otherwise process any report the Servicer or any third-party successor servicer is required to submit to Fannie Mae pursuant to the Fannie Mae Consent and/or the Fannie Mae Guide and/or requests for reimbursement, including but not limited to, reimbursement of Fannie Mae Advances or (iv) work together with Fannie Mae to arrive at a plan for the submission of supporting detail and reimbursement request of any request for reimbursement of the Servicer, in each case pursuant to the Fannie Mae Consent.
Section 4.3.    Funding of Additional Receivables.
(a)    Funding Certifications. By no later than 3:00 p.m. Eastern Time on the second Business Day prior to each Funding Date that is a VFN Draw Date (or such other time as may be agreed to from time to time by the Servicer, the Indenture Trustee and the Administrative Agent) or on the second Business Day prior to each Funding Date that is not a VFN Draw Date (or such other time as may be agreed to from time to time by the Servicer, the Indenture Trustee and the Administrative Agent), the Administrator shall prepare and deliver to the Issuer, the Indenture Trustee, the Calculation Agent and the Administrative Agent (and, on any Interim Payment Date, each applicable VFN Noteholder) a certification (each, a “Funding Certification”) containing a list of each Funding Condition and presenting a yes or no answer beside each indicating whether such Funding Condition has been satisfied and shall state in writing the New Receivables Funding Amount to be funded on that Funding Date.
(b)    VFN Draws, Discretionary Paydowns and Permanent Reductions.
With respect to each VFN:
(i)    With respect to each VFN: (a) with respect to any request related to any increase in the Uncommitted VFN Principal Balance, by no later than 3:00 p.m. Eastern Time on the second Business Day and (b) with respect to any request related to any increase in the Committed VFN Principal Balance, by no later than 3:00 p.m. Eastern Time on the second Business Day; in each case prior to any Interim Payment Date or Payment Date during the Revolving Period for such VFN on which any applicable Variable Funding Note Class is Outstanding, the Issuer may deliver, or cause to be delivered, to each Noteholder of such Variable Funding Notes and to the Indenture Trustee a report (a “VFN Note Balance Adjustment Request”) for such upcoming Funding Date, requesting such Noteholders to fund a VFN Principal Balance increase on any Class or Classes of VFNs in the amount(s) specified in such request, which request shall instruct the Indenture Trustee to recognize an increase in the related VFN Principal Balance, but not in excess of the lesser of (x) the related Maximum VFN Principal Balance or (y) the amount that would cause the Collateral Test to be violated. The VFN Note Balance Adjustment Request shall also state the amount, if any, of any principal payment to be made on each Outstanding Class of VFNs on the upcoming Interim Payment Date or Payment Date.
(ii)    From time to time, but not exceeding once per calendar month, during the Revolving Period for such VFN, the Issuer may notify the Administrative Agent of a permanent reduction in the Maximum VFN Principal Balance by indicating such reduction on the VFN Note Balance Adjustment Request. Following such permanent reduction, the applicable VFN Noteholders shall only be required to fund increases in the VFN Principal Balance up to such reduced Maximum VFN Principal Balance. Furthermore, following a reduction in the Maximum VFN Principal Balance pursuant to this clause (ii), the Issuer shall not at any time be permitted to request an increase in the Maximum VFN Principal Balance.
(iii)    If the related Funding Certification indicates that all Funding Conditions have been met, the applicable VFN Noteholders shall fund the VFN Principal Balance increase by remitting pro rata (based on such Noteholder’s percentage of the Maximum VFN Principal Balance) the amount stated in the request to the Indenture Trustee by 12:00 noon Eastern Time on the related Funding Date, whereupon the Indenture Trustee shall adjust its records to reflect the increase of the VFN Principal Balance (which increase shall be the aggregate of the amounts received by the Indenture Trustee from the applicable VFN Noteholders) prior to the end of the day (no later than 6:00 p.m. Eastern Time) on such Funding Date, so long as, after such increase and after giving effect to any Receivables to be purchased, the Collateral Test will continue to be satisfied, determined based on the VFN Note Balance Adjustment Request and Determination Date Administrator Report. The Indenture Trustee shall be entitled to rely conclusively on any VFN Note Balance Adjustment Request and the related Determination Date Administrator Report and Funding Certification. The Indenture Trustee shall make available on its website to the Issuer or its designee and each applicable VFN Noteholder, notice on such Funding Date as reasonably requested by the Issuer of any increase in the VFN Principal Balance. The Indenture Trustee shall apply and remit any such payment by the VFN Noteholders toward the payment of the related New Receivables Funding Amounts and (if applicable) Excess Receivables Funding Amounts as described in Section 4.3(c). If on any Funding Date there is more than one Series with Outstanding Variable Funding Notes, VFN draws on such Funding Date shall be made on a pro rata basis among all applicable Outstanding Series of VFNs in their Revolving Periods based on their respective available Borrowing Capacities, unless otherwise provided in the related Indenture Supplement and Note Purchase Agreement. If any VFN Noteholder does not fund its share of a requested VFN draw, one or more other VFN Noteholders may fund all or a portion of such draw, but no other VFN Noteholder shall have any obligation to do so. Draws on VFNs of different Classes within the same Series need not be drawn pro rata relative to each other. Any draws under any VFNs shall be used only (i) to purchase new Receivables pursuant to the Receivables Pooling Agreement or an Assignment and Recognition Agreement and (ii) to provide funding in respect of Excess Receivables Funding Amounts, in each case, in a manner that would not be in violation of any term hereof (including, without limitation, in a manner that would result in a material adverse United States federal income tax consequence to the Trust Estate or any Noteholders).
(c)    Payment of New Receivables Funding Amounts.
(i)    Subject to its receipt of a duly executed Funding Certification from the Administrator pursuant to Section 4.3(a) stating that all Funding Conditions have been satisfied, the Indenture Trustee shall remit to the Issuer (or the Issuer’s designee), by the close of business Eastern Time on each Funding Date, the amount of (x) the aggregate New Receivables Funding Amount for Facility Eligible Receivables to be funded on such Funding Date and (y) any other amounts to be drawn on the VFNs on such date in respect of Excess Receivables Funding Amounts without causing the related VFN Principal Balance to exceed either (I) the related Maximum VFN Principal Balance or (II) the amount that would cause the Collateral Test not be satisfied, using the following sources of funding in the following order:
(A)    any funds on deposit in the Collection and Funding Account minus the Required Expense Reserve,
(B)    if such Funding Date is a Payment Date, Available Funds allocated for such purpose pursuant to Section 4.5(a)(1)(vii),
(C)    if such Funding Date is an Interim Payment Date, Available Funds allocated for such purpose pursuant to Section 4.4(e), and
(D)    any amounts paid by VFN Noteholders as described in Section 4.3(b);
(ii)    Subject to its receipt of a duly executed Funding Certification from the Administrator pursuant to Section 4.3(a) indicating that all Funding Conditions have been satisfied, the Indenture Trustee shall remit to the Issuer (or the Issuer’s designee) by the close of business on each Interim Payment Date or Payment Date occurring at any time when not all Outstanding Notes are in Full Amortization Periods, (A) the amount of the aggregate New Receivables Funding Amount for Facility Eligible Receivables to be funded on such Interim Payment Date or Payment Date, using (1) Available Funds allocated for such purpose pursuant to Section 4.5(a)(1)(vii), and (2) any amounts funded by VFN Noteholders in respect of such New Receivables Funding Amount as described in Section 4.3(b) and (B) any amounts funded by VFN Noteholders in respect of Excess Receivables Funding Amounts as described in Section 4.3(b).
(iii)    Except with respect to Delinquency Advance Receivables eligible for funding on a Funding Date prior to disbursement of the related Delinquency Advances pursuant to Section 4.3(e), the Servicer shall not, and the Administrator shall not and shall not permit the Issuer or the Depositor to, request funding for any Receivables except to the extent that the related Advances shall have been disbursed in accordance with the Freddie Mac Guide or the Fannie Mae Guide, as applicable, prior to the receipt of the related New Receivables Funding Amount. Unless and until (i) a Facility Early Amortization Event shall have occurred which has not been waived or (ii) a VFN Noteholder or the Majority Noteholders of all the Notes instruct the Indenture Trustee by a written notice that no portion of the New Receivables Funding Amount may be paid by the Indenture Trustee without first receiving a written certification that all of the related Delinquency Advances have been previously disbursed by the Receivables Seller (a “Cease Pre-Funding Notice”), which may be delivered at any time as deemed necessary by such Noteholder(s) in the exercise of its or their sole and absolute discretion, the Indenture Trustee may pay the New Receivables Funding Amount for Delinquency

Advances on any Funding Date. If a Cease Pre-Funding Notice has been delivered, then no Delinquency Advance Receivables may be funded until all the related Delinquency Advances have been deposited into the appropriate Principal and Interest Custodial Account and remitted to Freddie Mac or Fannie Mae, as applicable, in accordance with the Freddie Mac Guide or the Fannie Mae Guide, as applicable, and the Receivables Seller shall have delivered a written certification to such effect to the Indenture Trustee with respect to all related Advances.
For the avoidance of doubt, Credited Advance Fundings shall be accomplished as described in Section 4.2 hereof and Section 3 of the Freddie Mac Consent. Credited Advance Fundings shall not be included in the New Receivables Funding Amounts.
(d)    Delinquency Advance Disbursement Account. Pursuant to Section 4.1, the Indenture Trustee shall establish and maintain an Eligible Account in the name of the Issuer as the Delinquency Advance Disbursement Account. The Delinquency Advance Disbursement Account shall at all times qualify as an Eligible Account. If, at any time, the Delinquency Advance Disbursement Account has ceased to qualify as an Eligible Account, the Indenture Trustee shall within sixty (60) days of the actual knowledge of a Responsible Officer of the Indenture Trustee or through receipt of such notice to the Indenture Trustee that the Delinquency Advance Disbursement Account has ceased to qualify as an Eligible Account, establish a new Delinquency Advance Disbursement Account qualifying as an Eligible Account and transfer any cash and any investments on deposit into such newly established Delinquency Advance Disbursement Account. The taxpayer identification number associated with the Delinquency Advance Disbursement Account shall be that of the Issuer and the Receivables Seller will report for Federal, state and local income tax purposes, the income, if any, on funds on deposit in the Delinquency Advance Disbursement Account. Subject to Section 4.1, funds on deposit from time to time in the Delinquency Advance Disbursement Account shall remain uninvested. The Indenture Trustee shall have and is hereby directed by the Issuer to exercise the sole and exclusive right to disburse funds from the Delinquency Advance Disbursement Account and each of the Servicer, Administrator and Issuer hereby acknowledges and agrees that it shall have no right to provide payment or withdrawal instructions with respect to the Delinquency Advance Disbursement Account or to otherwise direct the disposition of funds from time to time on deposit in the Delinquency Advance Disbursement Account.
(e)    Pre-Funding of Delinquency Advances. On any Funding Date during the Revolving Period for any Series or Class of Notes, the Issuer (or the Servicer on its behalf) may request that all or a portion of the New Receivables Funding Amount be applied in satisfaction of the Servicer’s obligation to make Delinquency Advances with respect to a Designated Pool under the related Designated Servicing Contracts. Prior to (i) the occurrence of a Facility Early Amortization Event or (ii) the receipt by the Indenture Trustee of a Cease Pre-Funding Notice, the Indenture Trustee shall apply the portion of the New Receivables Funding Amount requested by the Issuer (or the Servicer on its behalf) to “Noteholders’ Amounts” (as defined below) in accordance with this Section 4.3(e). Not later than 3:00 p.m. Eastern Time on the second Business Day preceding each Funding Date (or such other time as may be agreed to from time to time by the Servicer, the Indenture Trustee and the Administrative Agent), the Issuer (or the Servicer on its behalf) shall deliver a disbursement report (the “Disbursement Report”) to the

Indenture Trustee and the Administrative Agent setting forth in reasonable detail (A) the aggregate amount of Delinquency Advances required to be advanced by the Servicer with respect to each Designated Pool under the related Designated Servicing Contract on such Funding Date for which the Servicer desires pre-funding in accordance with this Section 4.3(e) (each such amount, a “Delinquency Advance Amount”), (B) the payment or wiring instructions for the Principal and Interest Custodial Account relating to each Designated Pool with respect to which the Servicer is obligated to disburse Delinquency Advance Amount on such Funding Date, (C) the Series New Receivables Funding Amount for each Series and the full New Receivables Funding Amount, that would apply to each Delinquency Advance Disbursement Amount if such Delinquency Advance Amount were a Delinquency Advance Receivable (such Collateral Value, the “Noteholders’ Amount”), and (D) a calculation for each Delinquency Advance Amount of the excess of such Delinquency Advance Amount over the Noteholders’ Amount (such excess, the “Issuer Amount”). Not later than 12:00 noon Eastern Time on each Funding Date, (x) the Issuer (or the Servicer on its behalf) shall deposit to the Delinquency Advance Disbursement Account in cash or immediately available funds, an amount equal to the sum of the Issuer Amounts with respect to each Designated Pool and (y) the Indenture Trustee shall transfer to the Delinquency Advance Disbursement Account, out of the proceeds of the New Receivables Funding Amount, an amount equal to the sum of the Noteholders’ Amounts with respect to each Designated Pool. Prior to the end of the day (no later than 6:00 p.m. Eastern Time) on such Funding Date, the Indenture Trustee will, solely from funds on deposit in the Delinquency Advance Disbursement Account, remit the Delinquency Advance Amount with respect to each Designated Pool to the applicable Principal and Interest Custodial Accounts listed in the related Disbursement Report. Notwithstanding anything to the contrary contained herein, the Indenture Trustee shall not transfer any funds from the Collection and Funding Account to the Delinquency Advance Disbursement Account or disburse any Delinquency Advance Amount on any Funding Date unless it shall have confirmed receipt of the sum of the Issuer Amounts described on the related Disbursement Report.
(f)    Limited Funding Dates. On any Limited Funding Date, subject to its receipt of a duly executed Funding Certification from the Administrator two Business Days prior to the applicable Limited Funding Date pursuant to Section 4.3(a) stating that all Funding Conditions have been satisfied, the Indenture Trustee shall, by the close of business Eastern Time on each Limited Funding Date occurring during the Revolving Period for any Series or Class of Notes, (i) remit to the Issuer (or the Issuer’s designee) the amount of the aggregate New Receivables Funding Amount for Facility Eligible Receivables to be funded on such Limited Funding Date, using only funds on deposit in the Collection and Funding Account minus the Required Expense Reserve, and (ii) thereafter, release any Excess Cash Amount to the Depositor as holder of the Owner Trust Certificate it being understood that no such Excess Cash Amounts may be paid to the Depositor under this clause (f) if, after the payment of such cash amounts, the Collateral Test would no longer be satisfied. Notwithstanding anything to the contrary herein, no draws on Variable Funding Notes may be made on a Limited Funding Date, and no payments on any Notes shall be made on a Limited Funding Date, as Limited Funding Dates shall not be treated as Interim Payment Dates but instead shall be for the sole purpose of funding Receivables, funding the Accumulation Accounts and the Series Reserve Account for each Series as described in the following sentence and releasing Excess Cash Amounts to the extent permissible under the terms of this Indenture. On each Limited Funding Date, prior to amounts being released for the purchase of Receivables in accordance with the first sentence of this Section 4.3(f), the Indenture Trustee shall release from the Collection and Funding Account to each of the Fee Accumulation Account, Interest Accumulation Account, Target Amortization Principal Accumulation Account and the Series Reserve Account for each Series, the amounts required to be deposited therein for such Limited Funding Date in order for the Funding Conditions to be satisfied on such date.
(g)    Notwithstanding anything to the contrary herein or in any other Transaction Document, unless the Indenture Trustee has received notice of a Consent Withdrawal Date, the Indenture Trustee shall be under no obligation to confirm that the applicable Consent has not been withdrawn.  Further, the Indenture Trustee shall be entitled to rely on any Funding Certification and will not be bound to make any investigation into the accuracy thereof.
Section 4.4.    Interim Payment Dates.
On each Interim Payment Date, the Indenture Trustee shall allocate and pay or deposit (as specified below) all Available Funds held in the Collection and Funding Account as set forth below, in the following order of priority and in the amounts set forth in the Interim Payment Date Report for such Interim Payment Date:
(a)    to the Fee Accumulation Account, amounts necessary to be deposited therein such that the amount on deposit in such account equals the Fee Accumulation Amount for such Interim Payment Date (other than any amounts that constitute Defaulting Counterparty Termination Payments);
(b)    to the Interest Accumulation Account, amounts necessary to be deposited therein such that the amount on deposit in such account equals the Interest Accumulation Amount for such Interim Payment Date;
(c)    to the Series Reserve Account for each Series, the amount required to be deposited therein so that, after giving effect to such deposit, the amount standing to the credit of such Series Reserve Account shall be equal to the related Series Reserve Required Amount;
(d)    if a Facility Early Amortization Event has not occurred or if occurred, such Facility Early Amortization Event has been waived, to the Target Amortization Principal Accumulation Account, amounts necessary to be deposited therein such that the amount on deposit in such account equals the Target Amortization Amount for the next Payment Date in respect of each Class of Notes that is in its Target Amortization Period, not including any such Class for which the related Indenture Supplement provides that there will be no intra-month reservation of Target Amortization Principal Accumulation Amounts;
(e)    to be retained in the Collection and Funding Account, the aggregate New Receivables Funding Amount for any Facility Eligible Receivables to be funded on such Interim Payment Date (without duplicating any portion of such New Receivables Funding Amount to be paid using the proceeds of an increase in any VFN Principal Balance) and the aggregate Excess Receivables Funding Amount to be funded on such Interim Payment Date; provided that no New Receivables Funding Amounts will be released to fund new Receivables and no Excess

Receivables Funding Amounts will be released under this clause (e) unless the Funding Conditions have been met;
(f)    unless a Full Amortization Period is in effect, to each holder of an Outstanding Class of Variable Funding Notes, the amount necessary to pay down the VFN Principal Balance of each Outstanding Class of VFNs, pro rata based on their respective Note Balances, the amount necessary to satisfy the Collateral Test after giving effect to the allocations, payments and distributions in clauses (a) through (e) above;
(g)    to pay any Series Fees payable to any Person in excess of the Series Fee Limit (including any Defaulting Counterparty Termination Payments);
(h)    to pay down the VFN Principal Balance of each Outstanding Class of VFNs, pro rata, based on their respective Note Balances, such amount as may be designated by the Administrator;
(i)    [reserved]; and
(j)    any Excess Cash Amount to or at the direction of the Depositor as holder of the Owner Trust Certificate, it being understood that no such Excess Cash Amounts may be paid to the Depositor under this clause (j) if, after the payment of such cash amounts, the Collateral Test would no longer be satisfied.
Section 4.5.    Payment Dates.
(a)    On each Payment Date, the Indenture Trustee shall transfer the related Available Funds or Series Available Funds, as applicable, on deposit in the Collection and Funding Account, the Interest Accumulation Account, the Fee Accumulation Account and the Target Amortization Principal Accumulation Account for such Payment Date to the Note Payment Account. On each Payment Date, the Paying Agent shall apply such Available Funds or Series Available Funds, as applicable, (and other amounts as specifically noted in clause (1)(v) below) in the following order of priority and in the amounts set forth in the Payment Date Report for such Payment Date (provided that amounts on deposit in the Target Amortization Principal Accumulation Account may only be used to pay the Target Amortization Amounts of the Classes for which the related Indenture Supplement provides that there will be intra-month reservation of Target Amortization Principal Accumulation Amounts (pro rata based on their respective Target Amortization Principal Accumulation Amounts)):
(1)    If a Facility Early Amortization Event has not occurred or if occurred, such Facility Early Amortization Event has been rescinded and annulled or waived pursuant to Section 8.2, the Available Funds shall be allocated in the following order of priority:
(i)    to the Indenture Trustee (in all its capacities), the Indenture Trustee Fee, and to the Owner Trustee (to the extent not otherwise paid pursuant to the Trust Agreement or the Administration Agreement), the Owner Trustee Fee payable on such Payment Date, plus, (subject, in the case of expenses and indemnification amounts, to the applicable Expense Limit) all documented reasonable out-of-pocket expenses and indemnification amounts owed to the Indenture Trustee (in all capacities) and Citibank (in all capacities) and the Owner Trustee on such Payment Date, from funds in the Fee Accumulation Account, with respect to expenses and indemnification amounts to the extent such expenses and indemnification amounts have been invoiced or noticed to the Administrator, first, out of amounts on deposit in the Fee Accumulation Account which were deposited into the Fee Accumulation Account on an Interim Payment Date specifically for such items and then, any remaining unpaid amounts out of other Available Funds;
(ii)    to each Person (other than the Indenture Trustee, the Owner Trustee or the Calculation Agent) entitled to receive Fees or Series Fees or Undrawn Fees on such date, the Fees or Series Fees (other than Defaulting Counterparty Termination Payments) or Undrawn Fees payable to any such Person with respect to the related Monthly Advance Collection Period or Interest Accrual Period, as applicable, plus (subject, in the case of expenses and indemnification amounts, to the applicable Expense Limit or Increased Costs Limit, as appropriate, and allocated pro rata based on the amounts due to each such Person and subject in the case of Series Fees to the applicable Series Fee Limit) all reasonable, documented out-of-pocket expenses and indemnification amounts owed for Administrative Expenses of the Issuer and for Increased Costs or any other amounts (including Undrawn Fees) due to any Noteholder and any Series Fees due as specified in an Indenture Supplement (other than Defaulting Counterparty Termination Payments), subject to the related Series Fee Limit, pursuant to the Transaction Documents with respect to expenses, indemnification amounts, Increased Costs, Undrawn Fees, Series Fees and other amounts to the extent such expenses, indemnification amounts, Increased Costs, Undrawn Fees, Series Fees and other amounts have been invoiced or noticed to the Administrator and the Indenture Trustee and to the extent such amounts were deposited into the Fee Accumulation Account on a preceding Interim Payment Date, and thereafter from other Available Funds, if necessary;
(iii)    to the Noteholders of each Series of Notes, pro rata, based on their respective interest entitlement amounts, the related Cumulative Interest Shortfall Amounts attributable to unpaid Senior Interest Amounts from prior Payment Dates, and the Senior Interest Amount for the current Payment Date, for each such Class; provided that if the amount of Available Funds on deposit in the Collection and Funding Account on such day is insufficient to pay any amounts in respect of any Class pursuant to this clause (iii), the Indenture Trustee shall withdraw from the Series Reserve Account for such Class an amount equal to the lesser of the amount then on deposit in such Series Reserve Account and the amount of such shortfall for disbursement to the Noteholders of such Class in reduction of such shortfall, with all such amounts paid to a Series under this clause (iii) allocated among the Classes of such Series as provided in the related Indenture Supplement;
(iv)    to the Series Reserve Account for each Series, any amount required to be deposited therein so that, after giving effect to such deposit, the amount on deposit in such Series Reserve Account on such day equals the related Series Reserve Required Amount;

(v)    to the Noteholders of each Class of Notes for which the Target Amortization Period has commenced, the Target Amortization Amount for such Class on such Payment Date, first payable from any amounts on deposit in the Target Amortization Principal Accumulation Account in respect of such Class, allocated pro rata among any such Classes based on their respective Target Amortization Amounts, and thereafter payable from other Available Funds or proceeds of draws on VFNs or other companion Notes described in the related Indenture Supplement, pro rata based on their respective Target Amortization Amounts;
(vi)    to the extent necessary to satisfy the Collateral Test, (1) to pay down the respective VFN Principal Balances of each Outstanding Class of VFNs, pro rata based on their respective Note Balances, until the earlier of satisfaction of the Collateral Test or reduction of all VFN Principal Balances to zero, and thereafter (2) to reserve cash in the Collection and Funding Account to the extent necessary to satisfy the Collateral Test;
(vii)    to the Collection and Funding Account, for disbursement to the Issuer (or the Issuer’s designee), the aggregate New Receivables Funding Amount for any Facility Eligible Receivables to be funded on such Payment Date (without duplicating any portion of such New Receivables Funding Amount to be paid using the proceeds of an increase in any VFN Principal Balance);
(viii)    to the Noteholders of each Series of Notes, pro rata based on their respective Subordinated Interest Amounts for the current Payment Date, Default Supplemental Fees, ERD Supplemental Fees and related shortfall entitlement amounts, the amount necessary to reduce the accrued and unpaid Subordinated Interest Amounts, Subordinated Cumulative Interest Shortfall Amounts, Default Supplemental Fees, Cumulative Default Supplemental Fee Shortfall Amounts, ERD Supplemental Fees and Cumulative ERD Supplemental Fee Shortfall Amounts for each such Series to zero, with amounts paid on a Series pursuant to this clause being allocated among the Classes within such Series as specified in the related Indenture Supplement;
(ix)    pro rata, based on their respective invoiced or reimbursable amounts and without regard to the applicable Expense Limit or Series Fee Limit, (A) to the Indenture Trustee (in all its capacities) and the Owner Trustee for any amounts payable to the Indenture Trustee and the Owner Trustee pursuant to this Indenture or the Trust Agreement to the extent not paid under clause (i) above, (B) to the Verification Agent for any amounts payable to the Verification Agent pursuant to this Indenture to the extent not paid under clause (ii) above, (C) to the Securities Intermediary for any indemnification amounts owed to the Securities Intermediary as described in Section 4.9; (D) all Administrative Expenses of the Issuer not paid under clause (ii) above; (E) to the Noteholders of any Notes to cover Increased Costs, pro rata among multiple Series based on their respective Increased Costs amounts (and among multiple Classes, allocated within any Series as described in the related Indenture Supplement); (F) any Series Fees due pursuant to Indenture Supplement in excess of the applicable Series Fee Limit; or (G) any other amounts payable pursuant to this Indenture or any other Transaction Document and not paid under clause (ii) above;

(x)    if and to the extent so directed by the Administrator on behalf of the Issuer, to the Noteholders of each Class of VFNs, an amount to be applied to pay down the respective VFN Principal Balances, equal to the lesser of (A) the amount specified by the Administrator and (B) the amount necessary to reduce the VFN Principal Balances to zero, paid pro rata among each VFN Classes based on their respective Note Balances;
(xi)    [reserved]; and
(xii)    any Excess Cash Amount to or at the direction of the Depositor as holder of the Owner Trust Certificate, to the extent that the Collateral Test would not, following any such payment, be breached; provided that amounts due and owing to the Owner Trustee and not previously paid hereunder or under any other Transaction Document shall be paid prior to such payment.
(2)    If a Facility Early Amortization Event has occurred and has not been rescinded and annulled or waived pursuant to Section 8.2, the Series Available Funds for each Series shall be allocated in the following order of priority:
(i)    to the Indenture Trustee (in all its capacities), the Indenture Trustee Fee, and to the Owner Trustee (to the extent not otherwise paid pursuant to the Trust Agreement or the Administration Agreement), the Owner Trustee Fee payable on such Payment Date, plus all reasonable, documented out-of-pocket expenses and indemnification amounts owed to the Indenture Trustee (in all capacities) and the Owner Trustee on such Payment Date, with respect to expenses and indemnification amounts to the extent such expenses and indemnification amounts have been invoiced or noticed to the Administrator and subject to the applicable Expense Limit;
(ii)    to each Person (other than the Indenture Trustee or the Owner Trustee) entitled to receive Fees on such date, the Fees payable to any such Person with respect to the related Monthly Advance Collection Period or Interest Accrual Period, as applicable, plus (subject, in the case of expenses and indemnification amounts, to the applicable Expense Limit and allocated pro rata based on the amounts due to each such Person) all reasonable, documented out-of-pocket expenses and indemnification amounts owed for Administrative Expenses of the Issuer with respect to expenses, indemnification amounts and other amounts to the extent such expenses, indemnification amounts and other amounts have been invoiced or noticed to the Administrator and the Indenture Trustee and subject to the applicable Expense Limit;
(iii)    thereafter, all remaining Series Available Funds for each Series shall be allocated in the following order of priority (or in such other order of priority as specified in the related Indenture Supplement):
(A)    any Series Fees (other than Defaulting Counterparty Termination Payments and any Undrawn Fees), subject to the related Series Fee Limit and to the extent such amounts were deposited into the Fee Accumulation Account on or prior to a preceding Interim Payment Date;

(B)    any Undrawn Fees payable to any VFNs included in the related Series;
(C)    to the Noteholders of the related Series of Notes, the related Cumulative Interest Shortfall Amounts attributable to unpaid Senior Interest Amounts from prior Payment Dates and the Senior Interest Amount for the current Payment Date, for each related Class; provided that if the amount of the related Series Available Funds on such day is insufficient to pay any amounts in respect of any related Class pursuant to this clause (iii)(C) the Indenture Trustee shall withdraw from the Series Reserve Account for such Class an amount equal to the lesser of the amount then on deposit in such Series Reserve Account and the amount of such shortfall for disbursement to the Noteholders of such Class in reduction of such shortfall, with all such amounts paid to a Series under this clause (iii)(C) allocated among the Classes of such Series as provided in the related Indenture Supplement;
(D)    to the Noteholders of the related Series of Notes, remaining Series Available Funds up to the aggregate unpaid Note Balances, to reduce Note Balances in the order specified in the related Indenture Supplement, until all such Note Balances have been reduced to zero;
(E)    to the Noteholders of the related Series of Notes, the amount necessary to reduce the accrued and unpaid Subordinated Interest Amounts, Subordinated Cumulative Interest Shortfall Amounts, Default Supplemental Fees, Cumulative Default Supplemental Fee Shortfall Amounts, ERD Supplemental Fees and Cumulative ERD Supplemental Fee Shortfall Amounts for such Series to zero, with amounts paid on a Series pursuant to this clause being allocated among the Classes within such Series as specified in the related Indenture Supplement; and
(F)    to be allocated to other Series to run steps (A) through (E) above for such other Series, to the extent the Series Available Funds for such other Series were insufficient to make such payments, allocated among such other Series pro rata based on the amounts of their respective shortfalls.
(iv)    out of all remaining Series Available Funds for all Series, pro rata, based on their respective invoiced or reimbursable amounts and without regard to the applicable Expense Limit, (A) to the Indenture Trustee (in all its capacities) and the Owner Trustee for any amounts payable to the Indenture Trustee and the Owner Trustee pursuant to this Indenture or the Trust Agreement to the extent not paid under clause (i) above, (B) to the Verification Agent for any amounts payable to the Verification Agent pursuant to this Indenture to the extent not paid under clause (ii) above, (C) to the Securities Intermediary for any indemnification amounts owed to the Securities Intermediary as described in Section 4.9; (D) all Administrative Expenses of the Issuer not paid under clause (ii) above; (E) any Series Fees (including any Defaulting Counterparty Termination Payments) due to any Derivative Counterparty in excess of the applicable Series Fee Limit and (F) to the Noteholders of any Notes to cover Increased Costs, pro rata among multiple Classes based on their respective Increased Costs amounts or any other amounts payable pursuant to this Indenture or any other Transaction Document and not paid under clause (ii) above;
(v)    out of all remaining Series Available Funds for all Series, to pay any other amounts required to be paid before Excess Cash Amounts are paid to the Depositor pursuant to one or more Indenture Supplements; and
(vi)    out of all remaining Series Available Funds for all Series, any Excess Cash Amount to or at the direction of the Depositor as holder of the Owner Trust Certificate.
The amounts payable under clause (i) or (ii) above shall be paid out of each Series’ Series Available Funds based on such Series’ Series Allocation Percentage of such amounts payable on such Payment Date.  If, on any Payment Date, the Series Available Funds for any Series is less than the amount payable under clauses (i) and (ii) above out of such Series’ Series Available Funds (any such difference, a “shortfall amount”), the amount of such shortfall amount shall be paid out of the Series Available Funds for each Series that does not have a shortfall amount, in each case, based on such Series’ relative Series Invested Amount.
(b)    Any proceeds received by the Issuer under a Derivative Agreement or Supplemental Credit Enhancement Agreement for a Series or Class shall be applied to supplement amounts payable with respect to such Series under Section 4.5(a), as set forth in the related Indenture Supplement. Amounts payable to any Derivative Counterparty or Supplemental Credit Enhancement Provider with respect to any Series or Class shall be designated as “Series Fees” for purposes of this Indenture and the related Indenture Supplement, and particularly, Sections 4.4 and 4.5 hereof.
(c)    On each Payment Date, the Indenture Trustee shall instruct the Paying Agent to pay to each Noteholder of record on the related Record Date the amount to be paid to such Noteholder in respect of the related Note on such Payment Date by wire transfer if appropriate instructions are provided to the Indenture Trustee in writing no later than five (5) Business Days prior to the related Record Date, or, if a wire transfer cannot be effected, by check delivered to each Noteholder of record on the related Record Date at the address listed on the records of the Note Registrar.
(d)    Notwithstanding anything to the contrary in this Indenture, the Indenture Supplement providing for the issuance of any Series of Notes within which there are one or more Classes of Notes may specify the allocation of payments among such Classes payable pursuant to Sections 4.4 and 4.5 hereof, providing for the subordination of such payments on the subordinated Series or Class, and any such provision in such an Indenture Supplement shall have the same effect as if set forth in this Indenture and any related Indenture Supplement, all to the extent an Issuer Tax Opinion is delivered as to such Series at its issuance.
(e)    The Indenture Trustee shall withdraw, on each Payment Date and Funding Date and use as Available Funds, the amount by which (i) the amount then on deposit in the Fee Accumulation Account exceeds the Fee Accumulation Amount, (ii) the amount then on deposit in the Interest Accumulation Account exceeds the Interest Accumulation Amount and (iii) the amount then on deposit in the Target Amortization Principal Accumulation Account exceeds the Target Amortization Amount, in each case, after giving effect to all payments required to be made from such Trust Accounts and the Note Payment Account on such date. During the Full Amortization Period all amounts on deposit in the Accumulation Accounts will be available for the benefit of all Outstanding Notes in accordance with the definition of “Series Available Funds”.
(f)    On each Payment Date, the Indenture Trustee shall make available, in the same manner as described in Section 3.5, the Payment Date Report stating all amounts paid to the Indenture Trustee (in all its capacities) or Citibank (in all its capacities) pursuant to this Section 4.5 on such Payment Date.
(g)    [reserved].
Section 4.6.    Series Reserve Account.
(a)    Pursuant to Section 4.1, the Indenture Trustee shall establish and maintain a Series Reserve Account or Accounts for each Series, each of which shall be an Eligible Account, for the benefit of the Secured Parties of such Series. If any such account loses its status as an Eligible Account, the funds in such account shall be moved to an account that qualifies as an Eligible Account within thirty (30) days. On or prior to the Issuance Date for each Series, the Issuer shall cause an amount equal to the related Series Reserve Required Amount(s) to be deposited into the related Series Reserve Account(s). Thereafter, on each Payment Date and Interim Payment Date, the Indenture Trustee shall withdraw Available Funds from the Note Payment Account and deposit them into each such Series Reserve Account pursuant to, and to the extent required by, Section 4.5(a) and the related Indenture Supplement.
(b)    On each Payment Date, an amount equal to the aggregate of amounts described in clauses (i), (ii) and (iii) of Section 4.5(a)(1) or clauses (i), (ii) and (iii)(A) through (C) of Section 4.5(a)(2) allocable to the related Series, as appropriate, and which is not payable out of Available Funds or the related Series Available Funds, as applicable, due to an insufficiency of Available Funds or Series Available Funds, as applicable, shall be withdrawn from such Series Reserve Account by the Indenture Trustee and remitted to the Note Payment Account for payment in respect of the related Class’ allocable share of such items as described in Section 4.5(a) or the related Indenture Supplement. On any Payment Date on which amounts are withdrawn from the Series Reserve Account pursuant to Section 4.5(a), no funds shall be withdrawn from the Collection and Funding Account (or from the Note Payment Account for deposit into the Collection and Funding Account) to pay New Receivables Funding Amounts or amounts to the Issuer pursuant to Section 4.3 if, after giving effect to the withdrawals described in the preceding sentences, the amount then standing to the credit of such Series Reserve Account is less than the related Series Reserve Required Amount. All Collections received in the Collection and Funding Account shall be deposited into the related Series Reserve Accounts until the amount on deposit in each Series Reserve Account equals the related Series Reserve Required Amount, as described in Section 4.5 and the related Indenture Supplement. For purposes of the foregoing the portion of any such fees and expenses payable under clause (i) or (ii) shall equal the related Series Allocation Percentage of the amounts payable under such clause.

(c)    If on any Payment Date the amount on deposit in a Series Reserve Account is equal to or greater than the aggregate Note Balance for the related Series (after payment on such Payment Date of the amounts described in Section 4.5) the Indenture Trustee will withdraw from such Series Reserve Account the aggregate Note Balance for such Series and remit it to the Noteholders of the Notes of such Series in reduction of the aggregate Note Balance for all Classes of Notes of such Series that are Outstanding. On the Stated Maturity Date for the latest maturing Class in a Series, the balance on deposit in the related Series Reserve Account shall be applied as a principal payment on the Notes of that Series to the extent necessary to reduce the aggregate Note Balance for that Series to zero. On any Payment Date after payment of principal on the Notes and when no Facility Early Amortization Event has occurred and is continuing, the Indenture Trustee shall withdraw from each Series Reserve Account the amount by which the balance of the Series Reserve Account exceeds the related Series Reserve Required Amount and pay such amount to the Depositor as holder of the Owner Trust Certificate.
(d)    Amounts held in a Series Reserve Account shall be invested in Permitted Investments at the direction of the Administrator as provided in Section 4.1.
(e)    On any Payment Date, after payment of all amounts pursuant to Section 4.5(a), if the Collateral Test is not satisfied or if a Facility Early Amortization Event shall have occurred (unless such Facility Early Amortization Event shall have been waived), the Indenture Trustee shall withdraw from each Series Reserve Account the amount by which the amount standing to the credit of such Series Reserve Account exceeds the related Series Reserve Required Amount, and shall apply such excess to reduce the Note Balances of the Notes of the related Series, pursuant to Section 4.5(b). Such principal payments shall be made pro rata based on Note Balances to multiple Classes within a Series, except that in a Full Amortization Period such principal payment shall be made in accordance with the terms and provisions of the related Indenture Supplement. On any Payment Date following the payment in full of all principal payable in respect of the related Series of Notes, the Indenture Trustee shall withdraw any remaining amounts from the related Series Reserve Account and distribute it to the Depositor as holder of the Owner Trust Certificate. Amounts paid to the Depositor or its designee pursuant to the preceding sentence shall be released from the Security Interest.
(f)    If on any Funding Date, the amount on deposit in one or more Series Reserve Accounts is less than the related Series Reserve Required Amounts, then the Administrator may direct the Indenture Trustee to transfer from the Collection and Funding Account to such Series Reserve Accounts an amount equal to the amount by which the respective Series Reserve Required Amounts exceed the respective amounts then on deposit in the related Series Reserve Accounts.
(g)    For the avoidance of doubt, any funds on deposit in any Series Reserve Account or any Derivative Account are to be applied to make any required payments in respect of the related Series or Class of Notes only, and no other Series or Class of Notes shall have any interest or claim against such amounts on deposit. Notwithstanding the foregoing, if any Series or Class of Notes is deemed to have an interest or claim on the funds on deposit in the Series Reserve Account or the Derivative Account established for another Series, it shall not receive any amounts on deposit in such Series Reserve Account or Derivative Account unless and until the Series or Class of Notes related to such Series Reserve Account or Derivative Account are paid in full and are no longer Outstanding. The provisions of this Section 4.6(g) constitute a “subordination agreement” for purposes of Section 510(a) of the Bankruptcy Code.
Section 4.7.    Collection and Funding Account, Interest Accumulation Account, Fee Accumulation Account, and Target Amortization Principal Accumulation Account.
(a)    Pursuant to Section 4.1, the Indenture Trustee shall establish and maintain the Collection and Funding Account, which shall be an Eligible Account, for the benefit of the Secured Parties. If any such account loses its status as an Eligible Account, the funds in such account shall be moved to an account that qualifies as an Eligible Account within thirty (30) days. The Indenture Trustee shall deposit and withdraw Available Funds from the Collection and Funding Account pursuant to, and to the extent required by, Section 4.4 and Section 4.5.
(b)    Pursuant to Section 4.1, the Indenture Trustee shall establish and maintain the Fee Accumulation Account the Interest Accumulation Account and the Target Amortization Principal Accumulation Account, each of which shall be an Eligible Account, for the benefit of the Noteholders. If any such account loses its status as an Eligible Account, the funds in such account shall be moved to an account that qualifies as an Eligible Account within thirty (30) days. The Indenture Trustee shall withdraw Available Funds from the Collection and Funding Account and deposit them into each such Trust Account pursuant to, and to the extent required by, Section 4.5.
(c)    On each Payment Date, an amount equal to the aggregate of amounts described in Section 4.5(a) shall be withdrawn from each Fee Accumulation Account, Interest Accumulation Account and Target Amortization Principal Accumulation Account by the Indenture Trustee and remitted for payments as described therein. During the Full Amortization Period all amounts on deposit in the Accumulation Accounts will be available for the benefit of all Outstanding Notes in accordance with the definition of “Series Available Funds”.
(d)    The Indenture Trustee shall withdraw, on each Payment Date and Interim Payment Date and use as Available Funds, the amount by which (i) the amount then on deposit in the Fee Accumulation Account exceeds the Fee Accumulation Amount, (ii) the amount then on deposit in the Interest Accumulation Account exceeds the Interest Accumulation Amount, and (iii) the amount by which the amount then on deposit in the Target Amortization Principal Accumulation Account exceeds the Target Amortization Amount of all Target Amortization Classes, in each case, after giving effect to all payments required to be made from such Trust Accounts and the Note Payment Account on such date.
Section 4.8.    Note Payment Account.
(a)    Pursuant to Section 4.1, the Indenture Trustee shall establish and maintain the Note Payment Account, which shall be an Eligible Account, for the benefit of the Secured Parties. If the Note Payment Account loses its status as an Eligible Account, the funds in such account shall be moved to an account that qualifies as an Eligible Account within thirty (30) days. The Note Payment Account shall be funded to the extent that (i) the Issuer shall remit to the Indenture Trustee the Redemption Amount for a Class of Notes pursuant to Section 13.1, (ii)

the Indenture Trustee shall remit thereto any Available Funds from the Collection and Funding Account pursuant to Section 4.2(b), (iii) the Indenture Trustee shall remit thereto any Available Funds from the Interest Accumulation Account, the Target Amortization Principal Accumulation Account and the Fee Accumulation Account pursuant to Section 4.5 and (iv) the Indenture Trustee shall transfer amounts from an applicable Series Reserve Account pursuant to, and to the extent required by, Section 4.6.
(b)    On each Payment Date, an amount equal to the aggregate of amounts described in Section 4.5(a) shall be withdrawn from the Note Payment Account by the Indenture Trustee and remitted to the Noteholders and other Persons or accounts described therein for payment as described in that Section, and upon payments of all sums payable hereunder as described in Section 4.5(a), as applicable, any remaining amounts then on deposit in the Note Payment Account shall be released from the Security Interest and paid to Depositor or its designee.
(c)    Amounts held in the Note Payment Account may be invested in Permitted Investments at the direction of the Administrator as provided in Section 4.1.
Section 4.9.    Securities Accounts.
(a)    Securities Intermediary. The Issuer and the Indenture Trustee hereby appoint Citibank, as Securities Intermediary with respect to the Trust Accounts. The Security Entitlements and all Financial Assets credited to the Trust Accounts, including without limitation all amounts, securities, investments, Financial Assets, investment property and other property from time to time deposited in or credited to such account and all proceeds thereof, held from time to time in the Trust Accounts will continue to be held by the Securities Intermediary for the Indenture Trustee for the benefit of the Noteholders. Upon the termination of this Indenture, the Indenture Trustee shall inform the Securities Intermediary of such termination. By acceptance of their Notes or interests therein, the Noteholders and all beneficial owners of Notes shall be deemed to have appointed Citibank, as Securities Intermediary. Citibank hereby accepts such appointment as Securities Intermediary.
(i)    With respect to any portion of the Trust Estate that is credited to the Trust Accounts, the Securities Intermediary agrees that:
(A)    with respect to any portion of the Trust Estate that is held in deposit accounts, each such deposit account shall be subject to the security interest granted pursuant to this Indenture, and the Securities Intermediary shall comply with instructions originated by the Indenture Trustee directing dispositions of funds in the deposit accounts without further consent of the Issuer and otherwise shall be subject to the exclusive custody and control of the Securities Intermediary, and the Securities Intermediary shall have sole signature authority with respect thereto;
(B)    any and all property credited to the Trust Accounts shall be treated by the Securities Intermediary as Financial Assets;

(C)    any portion of the Trust Estate that is, or is treated as, a Financial Asset shall be physically delivered (accompanied by any required endorsements) to, or credited to an account in the name of, the Securities Intermediary or other eligible institution maintaining any Trust Account in accordance with the Securities Intermediary’s customary procedures such that the Securities Intermediary or such other institution establishes a Security Entitlement in favor of the Indenture Trustee with respect thereto over which the Securities Intermediary or such other institution has “control” (as defined in the UCC); and
(D)    it will use reasonable efforts to promptly notify the Indenture Trustee and the Issuer if any other Person claims that it has a property interest in a Financial Asset in any Trust Account and that it is a violation of that Person’s rights for anyone else to hold, transfer or deal with such Financial Asset.
(ii)    The Securities Intermediary hereby confirms that (A) each Trust Account is an account to which Financial Assets are or may be credited, and the Securities Intermediary shall, subject to the terms of this Indenture treat the Indenture Trustee as entitled to exercise the rights that comprise any Financial Asset credited to any Trust Account, (B) any portion of the Trust Estate in respect of any Trust Account will be promptly credited by the Securities Intermediary to such account, and (C) all securities or other property underlying any Financial Assets credited to any Trust Account shall be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary, and in no case will any Financial Asset credited to any Trust Account be registered in the name of the Issuer or the Administrator, payable to the order of the Issuer or the Administrator or specially endorsed to any of such Persons.
(iii)    If at any time the Securities Intermediary shall receive an Entitlement Order from the Indenture Trustee directing transfer or redemption of any Financial Asset relating to any Trust Account, the Securities Intermediary shall comply with such Entitlement Order without further consent by the Issuer or the Administrator or any other Person. If at any time the Indenture Trustee notifies the Securities Intermediary in writing that this Indenture has been discharged in accordance herewith, then thereafter if the Securities Intermediary shall receive any order from the Issuer directing transfer or redemption of any Financial Asset relating to any Trust Account, the Securities Intermediary shall comply with such Entitlement Order without further consent by the Indenture Trustee or any other Person.
(iv)    In the event that the Securities Intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in any Trust Account or any Financial Asset or Security Entitlement credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Indenture Trustee. The Financial Assets and Security Entitlements credited to the Accounts will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any Person other than the Indenture Trustee in the case of the Trust Accounts.

(v)    There are no other agreements entered into between the Securities Intermediary in such capacity, and the Securities Intermediary agrees that it will not enter into any agreement with, the Issuer, the Administrator, or any other Person (other than the Indenture Trustee) with respect to any Trust Account. In the event of any conflict between this Indenture (or any provision of this Indenture) and any other agreement now existing or hereafter entered into (other than any Consent), relating to the Securities Intermediary, the terms of this Indenture shall prevail.
(vi)    The rights and powers granted herein to the Indenture Trustee have been granted in order to perfect its interest in the Trust Accounts and the Security Entitlements to the Financial Assets credited thereto, and are powers coupled with an interest and will not be affected by the bankruptcy of the Issuer, the Administrator or the Receivables Seller nor by the lapse of time. The obligations of the Securities Intermediary hereunder shall continue in effect until the interest of the Indenture Trustee in the Trust Accounts and in such Security Entitlements, has been terminated pursuant to the terms of this Indenture and the Indenture Trustee has notified the Securities Intermediary of such termination in writing.
(b)    Definitions; Choice of Law. Capitalized terms used in this Section 4.9 and not defined herein shall have the meanings assigned to such terms in the New York UCC. For purposes of Section 8-110(e) of the New York UCC, the “securities intermediary’s jurisdiction” shall be the State of New York. The Securities Intermediary, the Administrator and the Issuer agree that they will not change the applicable law in force with respect to issues referred to in Article 2(1) of the Hague Securities Convention to a state other than the State of New York.
(c)    Limitation on Liability. None of the Securities Intermediary or any director, officer, employee or agent of the Securities Intermediary shall be under any liability to the Indenture Trustee or the Noteholders for any action taken, or not taken, in good faith pursuant to this Indenture, or for errors in judgment; provided, however, that this provision shall not protect the Securities Intermediary against any liability to the Indenture Trustee or the Noteholders which would otherwise be imposed by reason of the Securities Intermediary’s willful misconduct, bad faith or negligence in the performance of its obligations or duties hereunder. The Securities Intermediary and any director, officer, employee or agent of the Securities Intermediary may rely in good faith on any document of any kind which, on its face, is properly executed and submitted by any Person respecting any matters arising hereunder. The Securities Intermediary shall be under no duty to inquire into or investigate the validity, accuracy or content of such document.
(d)    Representations, Warranties and Covenants of the Securities Intermediary. The Securities Intermediary represents and warrants that, as of the date hereof, the Securities Intermediary has a physical office in the United States and is engaged in a business or other regular activity of maintaining securities accounts. The Securities Intermediary agrees that, at all times while this Indenture is in effect, it shall maintain a physical office in the United States that satisfies the criteria set forth in Article 4(1)(a) or (b) of the Hague Securities Convention.

Section 4.10.    Notice of Adverse Claims.
Except for the claims and interests of the Secured Parties in the Trust Accounts, the Securities Intermediary has no actual knowledge of any claim to, or interest in, any Trust Account or in any financial asset credited thereto. If any Person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Trust Account or in any financial asset carried therein of which a Responsible Officer of the Securities Intermediary has actual knowledge, the Securities Intermediary will promptly notify the Noteholders, the Indenture Trustee and the Issuer thereof within two (2) Business Days.
Section 4.11.    No Gross Up.
No Person, including the Issuer, shall be obligated to pay any additional amounts to the Noteholders or Note Owners as a result of any withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges. In addition, the Indenture Trustee will withhold on payments of Undrawn Fees to Non-U.S. Noteholders unless such Noteholder provides a correct, complete and executed U.S. Internal Revenue Service Form W-8ECI or is eligible for benefits under an income tax treaty with the United States that eliminates U.S. federal income taxation on U.S. source Undrawn Fees and such Non-U.S. Noteholder provides a correct, complete and executed U.S. Internal Revenue Service Form W-8BEN or W-8BEN-E. The Indenture Trustee may rely on such U.S. Internal Revenue Service Form W-8ECI, W-8BEN or W-8BEN-E to evidence the Noteholders’ eligibility.
Section 4.12.    Facility Early Amortization Events; Target Amortization Events.
Upon the occurrence of a Facility Early Amortization Event, the Revolving Period or Target Amortization Period for all Classes and Series of the Notes shall automatically terminate and the Full Amortization Period for all Outstanding Notes shall commence without further action on the part of any Person, unless, together, the Series Required Noteholders for each Series notify the Indenture Trustee, as soon as reasonably practicable following any waiver thereof, that they have waived the occurrence of such Facility Early Amortization Event and consent to the continuation of the Revolving Period or Target Amortization Periods (in the case of any Notes still in their Revolving Periods or Target Amortization Periods). Upon the occurrence of a Target Amortization Event with respect to a Class or Series, the Notes of such Class or Series shall enter their Target Amortization Periods and as a result shall be paid principal in Target Amortization Amounts under Section 4.5(a)(1)(v) on subsequent Payment Dates, unless the requisite parties pursuant to the Indenture Supplement related to that Series notify the Indenture Trustee that they have waived the occurrence of such Target Amortization Event and consent to the continuation of the Revolving Periods (in the case of any Notes still in their Revolving Periods) provided that no Series of VFNs may continue its Revolving Period unless all Outstanding Series of VFNs consent to continue their Revolving Periods. The Administrator shall notify the Indenture Trustee and the Administrative Agent immediately upon the occurrence of any Facility Early Amortization Event or Target Amortization Event. The Administrative Agent shall use commercially reasonable efforts to notify the Indenture Trustee and each Derivative Counterparty (as applicable in the case of any Target Amortization Event, with respect to the related Series of Notes) promptly upon becoming aware of the occurrence of any Facility Early Amortization Event or Target Amortization Event.
Article V

Note Forms
Section 5.1.    Forms Generally.
The Notes will have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or the applicable Indenture Supplement and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be required to comply with applicable laws or regulations or with the rules of any securities exchange, or as may, consistently herewith, be determined by the Issuer, as evidenced by the Issuer’s execution of such Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.
The Definitive Notes and the Global Notes representing the Book-Entry Notes will be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders) or may be produced in any other manner, all as determined by the Issuer, as evidenced by the Issuer’s execution of such Notes.
Section 5.2.    Forms of Notes.
(a)    Forms Generally. Subject to Section 5.2(b), each Note will be in one of the forms approved from time to time by or pursuant to an Indenture Supplement. Without limiting the generality of the foregoing, the Indenture Supplement for any Series of Notes shall specify whether the Notes of such Series, or of any Class within such Series, shall be issuable as Definitive Notes or as Book-Entry Notes.
(b)    Issuer Certificate. Before the delivery of a Note to the Indenture Trustee for authentication in any form approved by or pursuant to an Issuer Certificate, the Issuer will deliver to the Indenture Trustee the Issuer Certificate by or pursuant to which such form of Note has been approved, which Issuer Certificate will have attached thereto a true and correct copy of the form of Note which has been approved thereby. Any form of Note approved by or pursuant to an Issuer Certificate must be acceptable as to form to the Indenture Trustee, such acceptance to be evidenced by the Indenture Trustee’s authentication of Notes in that form or a Certificate of Authentication signed by an Indenture Trustee Authorized Officer and delivered to the Issuer.
(c)    (i)    Rule 144A Notes. Notes offered and sold in reliance on the exemption from registration under Rule 144A (each, a “Rule 144A Note”) shall be issued initially in the form of (A) one or more permanent Global Notes in fully registered form (each, a “Rule 144A Global Note”), substantially in the form attached hereto as Exhibit A-1 or (B) one or more permanent Definitive Notes in fully registered form (each, a “Rule 144A Definitive Note”), substantially in the form attached hereto as Exhibit A-2. The aggregate principal amounts of the Rule 144A Global Notes or Rule 144A Definitive Notes may from time to time be increased or decreased by adjustments made on the records of the Indenture Trustee, or the Depository or its nominee, as the case may be, as hereinafter provided.
(ii)    Regulation S Notes. Notes sold in offshore transactions in reliance on Regulation S (each, a “Regulation S Note”) shall be issued in the form of (A) one or more permanent Global Notes in fully registered form (each, a “Regulation S Global Note”), substantially in the form attached hereto as Exhibit A-3 or (B) one or more permanent Definitive Notes in fully registered form (each, a “Regulation S Definitive Note”), substantially in the form attached hereto as Exhibit A-4. The aggregate principal amounts of the Regulation S Global Notes or the Regulation S Definitive Notes may from time to time be increased or decreased by adjustments made on the records of the Indenture Trustee or the Depository or its nominee, as the case may be, as hereinafter provided.
Section 5.3.    Form of Indenture Trustee’s Certificate of Authentication.
The form of Indenture Trustee’s Certificate of Authentication for any Note issued pursuant to this Indenture will be substantially as follows:
INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Notes of the Series or Class designated herein and referred to in the within-mentioned Indenture and Indenture Supplement.
CITIBANK, N.A., not in its individual capacity, but
solely as Indenture Trustee,
By:
Authorized Signatory
Dated:
Section 5.4.    Book-Entry Notes.
(a)    Issuance of Book-Entry Notes. If the Issuer establishes pursuant to Sections 5.2 and 6.1 that the Notes of a particular Series or Class are to be issued as Book-Entry Notes, then the Issuer will execute and the Indenture Trustee or its agent will, in accordance with Section 6.3 and with the Issuer Certificate delivered to the Indenture Trustee or its agent under Section 6.3, authenticate and deliver, one or more definitive Global Notes, which, unless otherwise provided in the applicable Indenture Supplement (1) will represent, and will be denominated in an amount equal to the aggregate, Initial Note Balance of the Outstanding Notes of such Series or Class to be represented by such Global Note or Notes, or such portion thereof as the Issuer will specify in an Issuer Certificate, (2) will be registered in the name of the Depository for such Global Note or Notes or its nominee, (3) will be delivered by the Indenture Trustee or its agent to the Depository or pursuant to the Depository’s instruction (and which may be held by the Indenture Trustee as custodian for the Depository, if so specified in the related Indenture Supplement or Depository Agreement), (4) if applicable, will bear a legend substantially to the following effect: “Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein” and (5) may bear such other legend as the Issuer, upon advice of counsel, deems to be applicable. The Specified Notes may not be issued as Book-Entry Notes.
(b)    Transfers of Global Notes only to Depository Nominees. Notwithstanding any other provisions of this Section 5.4 or of Section 6.5, and subject to the provisions of paragraph (c) below, unless the terms of a Global Note or the applicable Indenture Supplement expressly permit such Global Note to be exchanged in whole or in part for individual Notes, a Global Note may be transferred, in whole but not in part and in the manner provided in Section 6.5, only to a nominee of the Depository for such Global Note, or to the Depository, or a successor Depository for such Global Note selected or approved by the Issuer, or to a nominee of such successor Depository.
(c)    Limited Right to Receive Definitive Notes. Except under the limited circumstances described below, Note Owners of beneficial interests in Global Notes will not be entitled to receive Definitive Notes. With respect to Notes issued within the United States, unless otherwise specified in the applicable Indenture Supplement, or with respect to Notes issued outside the United States, if specified in the applicable Indenture Supplement:
(i)    If at any time the Depository for a Global Note notifies the Issuer that it is unwilling or unable to continue to act as Depository for such Global Note or if at any time the Depository for the Notes for such Series or Class ceases to be a Clearing Corporation, the Issuer will appoint a successor Depository with respect to such Global Note. If a successor Depository for such Global Note is not appointed by the Issuer within ninety (90) days after the Issuer receives such notice or becomes aware of such ineligibility, the Issuer will execute, and the Indenture Trustee or its agent will, in accordance with Section 6.3 and with the Issuer Certificate delivered to the Indenture Trustee or its agent under Section 6.3 requesting the authentication and delivery of individual Notes of such Series or Class in exchange for such Global Note, will authenticate and deliver, individual Notes of such Series or Class of like tenor and terms in an aggregate Initial Note Balance equal to the Initial Note Balance of the Global Note in exchange for such Global Note.
(ii)    The Issuer may at any time and in its sole discretion determine that the Notes of any Series or Class or portion thereof issued or issuable in the form of one or more Global Notes will no longer be represented by such Global Note or Notes. In such event the Issuer will execute, and the Indenture Trustee or its agent in accordance with Section 6.3 and with the Issuer Certificate delivered to the Indenture Trustee or its agent under Section 6.3 for the authentication and delivery of individual Notes of such Series or

Class in exchange in whole or in part for such Global Note, will authenticate and deliver individual Notes of such Series or Class of like tenor and terms in definitive form in an aggregate Initial Note Balance equal to the Initial Note Balance of such Global Note or Notes representing such Series or Class or portion thereof in exchange for such Global Note or Notes.
(iii)    If specified by the Issuer pursuant to Sections 5.2 and 6.1 with respect to Notes issued or issuable in the form of a Global Note, the Depository for such Global Note may surrender such Global Note in exchange in whole or in part for individual Notes of such Series or Class of like tenor and terms in definitive form on such terms as are acceptable to the Issuer and such Depository. Thereupon the Issuer will execute, and the Indenture Trustee or its agent will, in accordance with Section 6.3 and with the Issuer Certificate delivered to the Indenture Trustee or its agent under Section 6.3, authenticate and deliver, without service charge, (A) to each Person specified by such Depository a new Note or Notes of the same Series or Class of like tenor and terms and of any authorized denomination as requested by such Person in an aggregate Initial Note Balance equal to the Initial Note Balance of the portion of the Global Note or Notes specified by the Depository and in exchange for such Person’s beneficial interest in the Global Note; and (B) to such Depository a new Global Note of like tenor and terms and in an authorized denomination equal to the difference, if any, between the Initial Note Balance of the surrendered Global Note and the aggregate Initial Note Balance of Notes delivered to the Noteholders thereof.
(iv)    If any Event of Default has occurred and is continuing with respect to such Global Notes, and Owners of Notes evidencing more than 50% of the Global Notes of that Series or Class (measured by Voting Interests) advise the Indenture Trustee and the Depository that a Global Note is no longer in the best interest of the Note Owners, the Owners of Global Notes of that Series or Class may exchange their beneficial interests in such Notes for Definitive Notes in accordance with the exchange provisions herein.
(v)    In any exchange provided for in any of the preceding four paragraphs, the Issuer will execute and the Indenture Trustee or its agent will, in accordance with Section 6.3 and with the Issuer Certificate delivered to the Indenture Trustee or it agent under Section 6.3, authenticate and deliver Definitive Notes in definitive registered form in authorized denominations. Upon the exchange of the entire Initial Note Balance of a Global Note for Definitive Notes, such Global Note will be canceled by the Indenture Trustee or its agent. Except as provided in the preceding paragraphs, Notes issued in exchange for a Global Note pursuant to this Section will be registered in such names and in such authorized denominations as the Depository for such Global Note, pursuant to instructions from its direct or indirect participants or otherwise, will instruct the Indenture Trustee or the Note Registrar. The Indenture Trustee or the Note Registrar will deliver such Notes to the Persons in whose names such Notes are so registered.

Section 5.5.    Beneficial Ownership of Global Notes.
Until Definitive Notes have been issued to the applicable Noteholders to replace any Global Notes with respect to a Series or Class pursuant to Section 5.4 or as otherwise specified in any applicable Indenture Supplement:
(a)    the Issuer and the Indenture Trustee may deal with the applicable clearing agency or Depository and the Depository Participants for all purposes (including the making of payments) as the authorized representatives of the respective Note Owners; and
(b)    the rights of the respective Note Owners will be exercised only through the applicable Depository and the Depository Participants and will be limited to those established by law and agreements between such Note Owners and the Depository and/or the Depository Participants. Pursuant to the operating rules of the applicable Depository, unless and until Definitive Notes are issued pursuant to Section 5.4, the Depository will make book-entry transfers among the Depository Participants and receive and transmit payments of principal and interest on the related Notes to such Depository Participants.
For purposes of any provision of this Indenture requiring or permitting actions with the consent of, or at the direction of, Noteholders evidencing a specified percentage of the Note Balance of Outstanding Notes, such direction or consent may be given by Note Owners (acting through the Depository and the Depository Participants) owning interests in or security entitlements to Notes evidencing the requisite percentage of principal amount of Notes.
Section 5.6.    Notices to Depository.
Whenever any notice or other communication is required to be given to Noteholders with respect to which Book-Entry Notes have been issued, unless and until Definitive Notes will have been issued to the related Note Owners, the Indenture Trustee will give all such notices and communications to the applicable Depository, and shall have no obligation to report directly to such Note Owners.
Article VI

The Notes
Section 6.1.    General Provisions; Notes Issuable in Series; Terms of a Series or Class Specified in an Indenture Supplement.
(a)    Amount Unlimited. The aggregate Initial Note Balance of Notes which may be authenticated and delivered and Outstanding under this Indenture is not limited.
(b)    Series and Classes. The Notes may be issued in one or more Series or Classes up to an aggregate Note Balance for such Series or Class as from time to time may be authorized by the Issuer. All Notes of each Series or Class under this Indenture will in all respects be equally and ratably entitled to the benefits hereof with respect to such Series or Class without preference, priority or distinction on account of (1) the actual time of the authentication and delivery, or

(2) Stated Maturity Date of the Notes of such Series or Class, except as specified in the applicable Indenture Supplement for such Series or Class of Notes.
Each Note issued must be part of a Series of Notes for purposes of allocations pursuant to the related Indenture Supplement. A Series of Notes is created pursuant to an Indenture Supplement. A Class of Notes is created pursuant to an Indenture Supplement for the applicable Series.
Each Series and Class of Notes will be secured by the Trust Estate.
Each Series of Notes may, but need not be, subdivided into multiple Classes. Notes belonging to a Class in any Series may be entitled to specified payment priorities over other Classes of Notes in that Series.
(c)    Provisions Required in Indenture Supplement. Before the initial issuance of Notes of each Series, there shall also be established in or pursuant to an Indenture Supplement provision for:
(i)    the Series designation;
(ii)    the Initial Note Balance of such Series of Notes and of each Class, if any, within such Series, and the Maximum VFN Principal Balance for such Series (if it is a Series or Class of Variable Funding Notes);
(iii)    whether such Notes are subdivided into Classes;
(iv)    whether such Notes are Term Notes, Variable Funding Notes or a combination thereof;
(v)    the Note Interest Rate at which such Series of Notes or each related Class of Notes will bear interest, if any, or the formula or index on which such rate will be determined, including all relevant definitions, and the date from which interest will accrue;
(vi)    the Expected Repayment Date and the Stated Maturity Date for such Series of Notes or each related Class of Notes;
(vii)    if applicable, any Target Amortization Events with respect to such Series of Notes or any related Class;
(viii)    if applicable, the Target Amortization Amount for each related Class of such Series of Notes;
(ix)    if applicable, the appointment by the Indenture Trustee of an Authenticating Agent in one or more places other than the location of the office of the Indenture Trustee with power to act on behalf of the Indenture Trustee and subject to its direction in the authentication and delivery of such Notes in connection with such transactions as will be specified in the provisions of this Indenture or in or pursuant to the applicable Indenture Supplement creating such Series;
(x)    if such Series of Notes or any related Class will be issued in whole or in part in the form of a Global Note or Global Notes, the terms and conditions, if any, in addition to those set forth in Section 5.4, upon which such Global Note or Global Notes may be exchanged in whole or in part for other Definitive Notes; and the Depository for such Global Note or Global Notes (if other than the Depository specified in Section 1.1);
(xi)    the subordination, if any, of such Series of Notes or any related Class(es) to any other Notes of any other Series or of any other Class within the same Series;
(xii)    if such Series of Notes or any related Class is to have the benefit of any Derivative Agreement, the terms and provisions of such agreement;
(xiii)    if such Series of Notes or any related Class is to have the benefit of any Supplemental Credit Enhancement Agreement or Liquidity Facility, the terms and provisions of the applicable agreement;
(xiv)    the Record Date for any Payment Date of such Series of Notes or any related Class, if different from the last day of the month before the related Payment Date;
(xv)    any Default Supplemental Fee, Default Supplemental Fee Rate, ERD Supplemental Fee or ERD Supplemental Fee Rate, if applicable;
(xvi)    if applicable, under what conditions any additional amounts will be payable to Noteholders of the Notes of such Series;
(xvii)    the Administrative Agent for such Series of Notes; and
(xviii)    any other terms of such Notes as stated in the related Indenture Supplement;
all upon such terms as may be determined in or pursuant to an Indenture Supplement with respect to such Series or Class of Notes.
(d)    Forms of Series or Classes of Notes. The form of the Notes of each Series or Class will be established pursuant to the provisions of this Indenture and the related Indenture Supplement creating such Series or Class. The Notes of each Series or Class will be distinguished from the Notes of each other Series or Class in such manner, reasonably satisfactory to the Indenture Trustee, as the Issuer may determine.
Section 6.2.    Denominations.
(a)    Except as provided in Section 6.2(b), the Notes of each Series or Class will be issuable in such denominations and currency as will be provided in the provisions of this Indenture or in or pursuant to the applicable Indenture Supplement. In the absence of any such provisions with respect to the Notes of any Series or Class, the Notes of that Series or Class will be issued in denominations of $100,000 and integral multiples of $1,000 in excess thereof.
(b)    The minimum denomination established for each class of Specified Notes issued on any particular date, shall be determined in a manner so that the total number of Specified Notes that could be Outstanding immediately after such issuance (including all classes of Specified Notes issued on such date) shall not reduce the Remaining Specified Note Capacity below zero. On any particular issue date, the “Remaining Specified Note Capacity” shall be equal to (a) ninety (90) less (b) the sum of, for each class of Specified Note Outstanding immediately after such issuance (including all classes of Specified Notes issued on such date but excluding any Specified Notes beneficially owned by the sole member of the Issuer), the quotient, rounded downwards to the nearest whole number, of the principal amount of such class of Specified Note on its date of issuance divided by the minimum denomination established for such class of Specified Note on its date of issuance (or as later revised).
Section 6.3.    Execution, Authentication and Delivery and Dating.
(a)    The Notes will be executed on behalf of the Issuer by an Issuer Authorized Officer, by manual or facsimile signature.
(b)    Notes bearing the manual or facsimile signatures of individuals who were at any time an Issuer Authorized Officer will bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices before the authentication and delivery of such Notes or did not hold such offices at the date of issuance of such Notes.
(c)    At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Notes executed by the Issuer to the Indenture Trustee for authentication; and the Indenture Trustee will, upon delivery of an Issuer Certificate, authenticate and deliver such Notes as provided in this Indenture and not otherwise.
(d)    Before any such authentication and delivery, the Indenture Trustee will be entitled to receive, in addition to any Officer’s Certificate and Opinion of Counsel required to be furnished to the Indenture Trustee pursuant to Section 1.3, the Issuer Certificate and any other opinion or certificate relating to the issuance of the Series or Class of Notes required to be furnished pursuant to Section 5.2 or Section 6.10.
(e)    The Indenture Trustee will not be required to authenticate such Notes if the issue thereof will adversely affect the Indenture Trustee’s own rights, duties or immunities under the Notes and this Indenture.
(f)    Unless otherwise provided in the form of Note for any Series or Class, all Notes will be dated the date of their authentication.
(g)    No Note will be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a Certificate of Authentication substantially in the form provided for herein executed by the Indenture Trustee by manual signature of an authorized signatory, and such certificate upon any Note will be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.
Section 6.4.    Temporary Notes.
(a)    Pending the preparation of definitive Notes of any Series or Class, the Issuer may execute, and, upon receipt of the documents required by Section 6.3, together with an Issuer’s Certificate, the Indenture Trustee will authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the Issuer may determine, as evidenced by the Issuer’s execution of such Notes.
(b)    If temporary Notes of any Series or Class are issued, the Issuer will cause permanent Notes of such Series or Class to be prepared without unreasonable delay. After the preparation of permanent Notes, the temporary Notes of such Series or Class will be exchangeable for permanent Notes of such Series or Class upon surrender of the temporary Notes of such Series or Class at the office or agency of the Issuer in a Place of Payment, without charge to the Noteholder; and upon surrender for cancellation of any one or more temporary Notes the Issuer will execute and the Indenture Trustee or its agent will, in accordance with Section 6.3 and with the Issuer Certificate delivered to the Indenture Trustee or its agent under Section 6.3, authenticate and deliver in exchange therefor a like Initial Note Balance of permanent Notes of such Series or Class of authorized denominations and of like tenor and terms. Until so exchanged the temporary Notes of such Series or Class will in all respects be entitled to the same benefits under this Indenture as permanent Notes of such Series or Class.
Section 6.5.    Registration, Transfer and Exchange.
(a)    Note Register. The Indenture Trustee, acting as Note Registrar (in such capacity, the “Note Registrar”), shall keep or cause to be kept a register (herein sometimes referred to as the “Note Register”) in which, subject to such reasonable regulations as it may prescribe, the Issuer will provide for the registration of Notes, or of Notes of a particular Series or Class, and for transfers of Notes. Any such register will be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the information contained in such register or registers will be available for inspection by the Issuer or the Indenture Trustee at the Corporate Trust Office. The Issuer, the Indenture Trustee, the Note Registrar, the Paying Agent and any agents of any of them, may treat a Person in whose name a Note is registered as the owner of such Note for the purpose of receiving payments in respect of such Note and for all other purposes, and none of the Issuer, the Indenture Trustee, the Note Registrar, the Paying Agent or any agent of any of them, shall be affected by notice to the contrary. None of the Issuer, the Indenture Trustee, any agent of the Indenture Trustee, any Paying Agent or the Note Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership of a Global Note or for maintaining, supervising or reviewing any records relating to such beneficial ownership.
(b)    Exchange of Notes. Subject to Section 5.4, upon surrender for transfer of any Note of any Series or Class at the Place of Payment, the Issuer may execute, and, upon receipt of the documents required by Section 6.3 and such surrendered Note, together with an Issuer’s Certificate, the Indenture Trustee will authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of such Series or Class of any authorized denominations, of a like aggregate Initial Note Balance and Stated Maturity Date and of like terms. Subject to Section 5.4, Notes of any Series or Class may be exchanged for other Notes of such Series or Class of any authorized denominations, of a like aggregate Initial Note Balance and Stated Maturity Date and of like terms, upon surrender of the Notes to be exchanged at the Place of Payment. Whenever any Notes are so surrendered for exchange, the Issuer will execute, and the Indenture Trustee or the related Authenticating Agent will authenticate and deliver the Notes which the Noteholders making the exchange are entitled to receive.
(c)    Issuer Obligations. All Notes issued upon any transfer or exchange of Notes will be the valid and legally binding obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such transfer or exchange.
(d)    Endorsement of Notes to be Transferred or Exchanged. Every Note presented or surrendered for transfer or exchange will (if so required by the Issuer, the Note Registrar or the Indenture Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer, the Indenture Trustee, and the Note Registrar duly executed, by the Noteholder thereof or such Noteholder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Securities Transfer Agent’s Medallion Program (“STAMP”).
(e)    No Service Charge. Unless otherwise provided in the Note to be transferred or exchanged, no service charge will be assessed against any Noteholder for any transfer or exchange of Notes, but the Issuer, the Indenture Trustee, and the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Notes before the transfer or exchange will be complete, other than exchanges pursuant to Section 5.4 not involving any transfer.
(f)    Deemed Representations by Transferees of Rule 144A Notes. Each transferee (including the Initial Noteholder or Owner) of a Rule 144A Note or of a beneficial interest therein shall be deemed by accepting such Note or beneficial interest, to have made all the certifications, representations and warranties set forth in the Transferee Certificate attached to Exhibit B-1 attached hereto.
(g)    Deemed Representations by Transferees of Regulation S Notes. Each transferee (including the initial Noteholder or Owner) of a Regulation S Note or of a beneficial therein shall be deemed by accepting such Note or beneficial interest, to have made all the certifications, representations and warranties set forth in the Transferee Certificate attached to Exhibit B-2 attached hereto.
(h)    Conditions to Transfer. No sale, pledge or other transfer (a “Transfer”) of any Notes shall be made unless that Transfer is made in a transaction that does not constitute an offering of the Notes or the Receivables, any interest in either of them or any derivative rights related thereto, which offering would be subject to the registration requirements of the Securities

Act, including any transaction structured to claim a “safe harbor” exemption to such registration requirements, such as Rule 144A or Regulation S. The Note Registrar, the Indenture Trustee, Administrator, on behalf of the Issuer, shall refuse to register a Transfer (other than in connection with the initial issuance thereof by the Issuer) unless the Note Registrar receives either:
(i)    the Regulation S Note Transfer Certificate or Rule 144A Note Transfer Certificate and such other information as may be required pursuant to this Section 6.5; or
(ii)    if the Transfer is to be made to an Issuer Affiliate in a transaction that is exempt from registration under the Securities Act, an Opinion of Counsel reasonably satisfactory to the Issuer and the Note Registrar to the effect that such Transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Estate or of the Issuer, the Indenture Trustee or the Note Registrar in their respective capacities as such).
In addition, no Note or any interest therein may be Transferred to any Person unless (i) the transferring Noteholder has provided prior written notice to the Issuer, the Servicer and the Indenture Trustee of the proposed Transfer and (ii) the prospective Transferee has been consented to by the Servicer, which consent shall not be unreasonably withheld, delayed or conditioned.
Each Noteholder, by accepting a Note or beneficial interest therein, is deemed to agree that its interest will not be acquired with a view to any public offering or distribution thereof, and that such Noteholder will not offer to sell or otherwise dispose of Notes acquired by it (or any interest therein) in a transaction that constitutes an offering of the Notes or the Receivables, any interest in either of them or any derivative rights related thereto, which offering would be subject to the registration requirements of the Securities Act, including any transaction structured to claim a “safe harbor” exemption to such registration requirements, such as Rule 144A or Regulation S.
None of the Administrator, the Issuer, the Indenture Trustee or the Note Registrar is obligated to register or qualify the Notes under the Securities Act or any other securities law or to take any action not otherwise required under this Indenture to permit the transfer of any Note without registration or qualification. Any Noteholder of a Note desiring to effect such a Transfer shall, and upon acquisition of such a Note shall be deemed to have agreed to, indemnify the Indenture Trustee, the Note Registrar, the Administrator, the Servicer and the Issuer against any liability that may result if the Transfer is not so exempt or is not made in accordance with the Securities Act and applicable state securities laws.
In connection with any Transfer of Notes in reliance on Rule 144A, the Administrator shall furnish upon request of a Noteholder to such Noteholder and any prospective purchaser designated by such Noteholder the information required to be delivered under paragraph (d)(4) of Rule 144A.
In the event that a Note is transferred to a Person that does not meet the requirements of this Section 6.5 or the requirements of the related Indenture Supplement, such transfer will be of no force and effect, will be void ab initio, and will not operate to transfer any right to such

Person, notwithstanding any instructions to the contrary to the Issuer, the Indenture Trustee or any intermediary; and the Indenture Trustee shall not make any payment on such Note for as long as such Person is the Noteholder of such Note and the Indenture Trustee shall have the right to compel such Person to transfer such Note to a Person who does meet the requirements of this Section 6.5.
(i)    Transfers of Ownership Interests in Global Notes. Transfers of beneficial interests in a Global Note representing Book-Entry Notes may be made only in accordance with the rules and regulations of the Depository (and, in the case of a Regulation S Global Note, prior to the end of the Distribution Compliance Period, only to beneficial owners who are not “U.S. persons” (as such term is defined in Regulation S) in accordance with the rules and regulations of Euroclear or Clearstream) and the transfer restrictions contained in the legend on such Global Note and exchanges or transfers of interests in a Global Note may be made only in accordance with the following:
(i)    General Rules Regarding Transfers of Global Notes. Subject to clauses (ii) through (vi) of this Section 6.5(i), Transfers of a Global Note representing Book-Entry Notes shall be limited to Transfers of such Global Note in whole, but not in part, to nominees of the Depository or to a successor of the Depository or such successor’s nominee.
(ii)    Rule 144A Global Note to Regulation S Global Note. If an owner of a beneficial interest in a Rule 144A Global Note related to a Series and/or Class deposited with or on behalf of the Depository wishes at any time to exchange its interest in such Rule 144A Global Note for an interest in a Regulation S Global Note for that Series and/or Class, or to transfer its interest in such Rule 144A Global Note to a Person who wishes to take delivery thereof in the form of an interest in a Regulation S Global Note for that Series and/or Class, such Note Owner (or transferee), provided such Note Owner (or transferee) is not a “U.S. person” (as such term is defined in Regulation S), may, subject to the rules and procedures of the Depository, exchange or cause the exchange of such interest in such Rule 144A Global Note for a beneficial interest in the Regulation S Global Note for that Series and/or Class. Upon the receipt by the Indenture Trustee, of (A) instructions from the Depository directing the Indenture Trustee, to cause to be credited a beneficial interest in a Regulation S Global Note in an amount equal to the beneficial interest in such Rule 144A Global Note to be exchanged but not less than the minimum denomination applicable to the owner’s Notes held through a Regulation S Global Note, (B) a written order given in accordance with the Depository’s procedures containing information regarding the participant account of the Depository and, in the case of a transfer pursuant to and in accordance with Regulation S, the Euroclear or Clearstream account to be credited with such increase and (C) a certificate (each, a “Regulation S Note Transfer Certificate”) in the form of Exhibit B-2 hereto given by the Note Owner or its transferee stating that the exchange or transfer of such interest has been made in compliance with the transfer restrictions applicable to the Global Notes, including the requirements that the Note Owner or its transferee is not a “U.S. person” (as such term is defined in Regulation S) and the transfer is made pursuant to and in accordance with Regulation S, then the Indenture Trustee and the Note Registrar, shall reduce the principal amount of the Rule 144A Global Note for the related Series and/or Class and increase the principal amount of the Regulation S Global Note for the related Series and/or Class by the aggregate principal amount of the beneficial interest in the Rule 144A Global Note to be exchanged, and shall instruct Euroclear or Clearstream, as applicable, concurrently with such reduction, to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Regulation S Global Note for the related Series and/or Class equal to the reduction in the principal amount of the Rule 144A Global Note for the related Series and/or Class.
(iii)    Regulation S Global Note to Rule 144A Global Note. If an owner of a beneficial interest in a Regulation S Global Note related to a Series and/or Class deposited with or on behalf of the Depository wishes at any time to transfer its interest in such Regulation S Global Note to a Person who wishes to take delivery thereof in the form of an interest in a Rule 144A Global Note for such Series and/or Class, such owner’s transferee may, subject to the rules and procedures of the Depository, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Rule 144A Global Note for such Series and/or Class. Upon the receipt by the Indenture Trustee and the Note Registrar, of (A) instructions from the Depository directing the Indenture Trustee and the Note Registrar, to cause to be credited a beneficial interest in a Rule 144A Global Note in an amount equal to the beneficial interest in such Regulation S Global Note to be exchanged but not less than the minimum denomination applicable to such owner’s Notes held through a Rule 144A Global Note, to be exchanged, such instructions to contain information regarding the participant account with the Depository to be credited with such increase, and (B) a certificate (each, a “Rule 144A Note Transfer Certificate”) in the form of Exhibit B-1 hereto given by the transferee of such beneficial interest, then the Indenture Trustee will reduce the principal amount of the Regulation S Global Note and increase the principal amount of the Rule 144A Global Note for the related Series and/or Class by the aggregate principal amount of the beneficial interest in the Regulation S Global Note for the related Series and/or Class to be transferred and the Indenture Trustee and the Note Registrar, shall instruct the Depository, concurrently with such reduction, to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Rule 144A Global Note for the related Series and/or Class equal to the reduction in the principal amount of the Regulation S Global Note for the related Series and/or Class.
(iv)    Transfers of Interests in Rule 144A Global Note. An owner of a beneficial interest in a Rule 144A Global Note may transfer such interest in the form of a beneficial interest in such Rule 144A Global Note in accordance with the procedures of the Depository without the provision of written certification.
(v)    Transfers of Interests in Regulation S Global Note. An owner of a beneficial interest in a Regulation S Global Note may transfer such interest in the form of a beneficial interest in such Regulation S Global Note in accordance with the applicable procedures of Euroclear and Clearstream without the provision of written certification.
(vi)    Regulation S Global Note to Regulation S Definitive Note. Subject to Section 5.4(c) hereof, an owner of a beneficial interest in a Regulation S Global Note for the related Series and/or Class deposited with or on behalf of a Depository may at any time transfer such interest for a Regulation S Definitive Note upon provision to the Indenture Trustee, the Issuer and the Note Registrar of a Regulation S Note Transfer Certificate.
(vii)    Rule 144A Global Note to Rule 144A Definitive Note. Subject to Section 5.4(c) hereof, an owner of a beneficial interest in a Rule 144A Global Note deposited with or on behalf of a Depository may at any time transfer such interest for a Rule 144A Definitive Note, upon provision to the Indenture Trustee, the Issuer and the Note Registrar of a Rule 144A Note Transfer Certificate.
(j)    Transfers of Definitive Notes. In the event of any Transfer of a Regulation S Definitive Note, a Regulation S Note Transfer Certificate shall be provided prior to the Indenture Trustee’s or Note Registrar’s registration of such Transfer. In the event of any Transfer of a Rule 144A Definitive Note, a Rule 144A Note Transfer Certificate shall be provided prior to the Indenture Trustee’s or Note Registrar’s registration of such Transfer.
(k)    ERISA Restrictions. Neither the Note Registrar nor the Indenture Trustee shall register the Transfer of any Definitive Notes (other than a Specified Note, unless otherwise provided in the related Indenture Supplement) unless the prospective transferee has delivered to the Indenture Trustee and the Note Registrar a certification to the effect that either (i) it is not, and is not acquiring, holding or transferring the Notes or any interest therein on behalf of, or using assets of, an “employee benefit plan” as defined in Section 3(3) of ERISA, a plan described in     Section 4975(e)(1) of the Code, an entity which is deemed to hold the assets of any such employee benefit plan or plan pursuant to 29 C.F.R. Section 2510.3-101 as modified by Section 3(42) of ERISA (the “Plan Asset Regulations”), which employee benefit plan, plan or entity is subject to Title I of ERISA or Section 4975 of the Code or a governmental, non-U.S. or church plan which is subject to any U.S. federal, state, local or other law that is substantially similar to Title I of ERISA or Section 4975 of the Code (“Similar Law”) (collectively, an “Employee Benefit Plan”), or (ii) (A) as of the date of transfer or purchase, the Notes are rated at least investment grade, it believes that such Notes are properly treated as indebtedness without substantial equity features for purposes of the Plan Asset Regulations and agrees to so treat such Notes and (B) the Transferee’s acquisition, holding and disposition of the Notes or any interest therein will satisfy the requirements of Prohibited Transaction Class Exemption (“PTCE”) 84-14 (relating to transactions effected by a qualified professional asset manager), PTCE 90-1 (relating to investments by insurance company pooled separate accounts), PTCE 91-38 (relating to investments in bank collective investment funds), PTCE 95-60 (relating to transactions involving insurance company general accounts), PTCE 96-23 (relating to transactions directed by an in-house professional asset manager) or the statutory prohibited transaction exemption for service providers set forth in Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code or a similar class or statutory exemption and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental, non-U.S. or church plan subject to such Similar Law, will not violate any such Similar Law). In the case of any Book-Entry Note, each transferee of such Note or any beneficial interest therein by virtue of its acquisition of such Note will be deemed to represent either (i) or (ii) above. Neither the Note Registrar nor the Indenture Trustee shall register the transfer of any Specified Note unless the prospective transferee has delivered to the Indenture Trustee and the Note Registrar a certification to the effect that it is not, and is not acquiring, holding or transferring the Notes or any interest therein on behalf of, or with assets of, an Employee Benefit Plan.
(l)    Deemed Representations for Transfers of Specified Notes. Each prospective owner of a beneficial interest in a Specified Note shall, upon accepting a beneficial interest in the Specified Note, be deemed to make all of the certifications, representations and warranties set forth in the Transferee Certification attached to this Indenture as Exhibit E (in the case of the Class 1 Specified Notes) or Exhibit F (in the case of the Class 2 Specified Notes), as the case may be.
(m)    Tax Representation for Specified Notes. Notwithstanding anything to the contrary herein, no transfer of a beneficial interest in a Specified Note shall be effective, and any attempted transfer shall be void ab initio, unless, prior to and as a condition of such transfer, the prospective transferee of the beneficial interest (including the initial transferee of the beneficial interest) and any subsequent transferee of the beneficial interest in a Specified Note, represent and warrant, in writing, substantially in the form of the Transferee Certification set forth in Exhibit E (in the case of the Class 1 Specified Notes) or Exhibit F (in the case of the Class 2 Specified Notes), as the case may be, to the Indenture Trustee and the Note Registrar and any of their respective successors or assigns that:
(i)    Either (a) it is not and will not become for U.S. federal income tax purposes a partnership, Subchapter S corporation or grantor trust (each such entity a “flow-through entity”) or (b) if it is or becomes a flow-through entity, then (I) none of the direct or indirect beneficial owners of any of the interests in such flow-through entity has or ever will have more than 50% of the value of its interest in such flow-through entity attributable to the beneficial interest of such flow-through entity in the Notes, other interest (direct or indirect) in the Issuer, or any interest created under this Indenture and (II) it is not and will not be a principal purpose of the arrangement involving the flow-through entity’s beneficial interest in any Specified Note to permit any partnership to satisfy the 100-partner limitation of Section 1.7704-1(h)(1)(ii) of the Treasury Regulations necessary for such partnership not to be classified as a publicly traded partnership under the Code.
(ii)    It is not acquiring any beneficial interest in the Specified Note and it will not sell, transfer, assign, participate, or otherwise dispose of any beneficial interest in the Specified Note, and it will not cause any beneficial interest in the Specified Note to be marketed, in each case on or through an “established securities market” or a “secondary market (or the substantial equivalent thereof)” each within the meaning of Section 7704(b) of the Code, including, without limitation, an interdealer quotation system that regularly disseminates firm buy or sell quotations.
(iii)    Its beneficial interest in the Specified Notes is not and will not be in an amount that is less than the minimum denomination for the Specified Notes set forth in this Indenture, and it does not and will not hold any beneficial interest in the Specified Note on behalf of any Person whose beneficial interest in the Specified Note is in an amount that is less than the minimum denomination for the Specified Notes set forth in this Indenture. It will not sell, transfer, assign, participate, or otherwise dispose of any beneficial interest in the Specified Note, or enter into any financial instrument or contract the value of which is determined by reference in whole or in part to any Specified Note, in each case if the effect of doing so would be that the beneficial interest of any Person in the Specified Note would be in an amount that is less than the minimum denomination for the Specified Notes set forth in this Indenture.
(iv)    It will not transfer any beneficial interest in the Specified Note (directly, through a participation thereof or otherwise) unless, prior to the transfer, the transferee shall have executed and delivered to the Indenture Trustee and the Note Registrar, and any of their respective successors or assigns, a Transferee Certification substantially in the form of Exhibit E (in the case of the Class 1 Specified Notes) or Exhibit F (in the case of the Class 2 Specified Notes), as the case may be, of this Indenture.
(v)    It will not use any Specified Note as collateral for the issuance of any securities that could cause the Issuer to become subject to taxation as a taxable mortgage pool, publicly traded partnership taxable as a corporation or association taxable as a corporation, each for U.S. federal income tax purposes, provided that it may engage in any repurchase transaction (repo) the subject matter of which is the Specified Note provided the terms of such repurchase transaction are generally consistent with prevailing market practice.
(vi)    It will not take any action and will not allow any other action that could cause the Issuer to become taxable as a corporation (including as a “publicly traded partnership” taxable as a corporation) or as a taxable mortgage pool, each for U.S. federal income tax purposes.
(n)    Additional Tax Restrictions on Class 2 Specified Notes. Each prospective purchaser (including the initial beneficial owner as initial transferee) and any subsequent transferee of a Class 2 Specified Note shall represent and warrant, in writing, substantially in the form set forth in Exhibit F to the Indenture Trustee and the Note Registrar and any of their respective successors that such Person is a “United States person,” as defined in Section 7701(a)(30) of the Code and will not transfer to, or cause such Class 2 Specified Note to be transferred to, any person other than a “United States person,” as defined in Section 7701(a)(30) of the Code.
(o)    Inclusion of Legends in Notes. Administrative Agent, Issuer and Servicer will cause at all times each of the Notes to prominently include the legends substantially as set forth below:
THE HOLDER OF THIS NOTE SHALL BE (I) SUBJECT TO, AND BY ACCEPTANCE OF THIS NOTE RATIFIES AND REAFFIRMS, THE PROVISIONS CONTAINED IN THE FEDERAL HOME LOAN MORTGAGE CORPORATION CONSENT AGREEMENT DATED AS OF SEPTEMBER 24, 2020 (AS MAY BE AMENDED FROM TIME TO TIME “THE CONSENT AGREEMENT”) BY AND AMONG FREDDIE MAC, ISSUER, SERVICER, DEPOSITOR, ADMINISTRATIVE AGENT AND INDENTURE TRUSTEE AND

(II) SUBJECT TO (A) ALL RIGHTS, POWERS AND PREROGATIVES OF FREDDIE MAC, ALL AS MORE PARTICULARLY SET FORTH IN THE CONSENT AGREEMENT, (B) THE TERMS AND PROVISIONS OF THE PURCHASE DOCUMENTS AS DEFINED IN THE FREDDIE MAC SINGLE-FAMILY SELLER/SERVICER GUIDE, AS IT MAY BE AMENDED FROM TIME TO TIME, OTHER THAN AS SET FORTH IN THE EXPRESS PROVISIONS OF THE CONSENT AGREEMENT, AND (C) ALL CLAIMS OF FREDDIE MAC ARISING OUT OF OR RELATING TO ANY AND ALL BREACHES, DEFAULTS, AND OUTSTANDING OBLIGATIONS OF ISSUER, SERVICER, DEPOSITOR, ADMINISTRATIVE AGENT AND INDENTURE TRUSTEE EXCEPT AS SOLELY TO THE LIMITED PAYMENT SUBORDINATION PROVIDED BY FREDDIE MAC PURSUANT TO THE EXPRESS TERMS AND PROVISIONS OF THE CONSENT AGREEMENT. FURTHER, THE HOLDER EXPRESSLY ACKNOWLEDGES AND AGREES THAT (I) (A) IT IS NOT ENTITLED TO THE BENEFITS OF PROTECTED PURCHASER STATUS PURSUANT TO ARTICLE 8 OF THE UNIFORM COMMERCIAL CODE (“UCC”) AND EXPRESSLY AND IRREVOCABLY WAIVES THE RIGHT TO OPT INTO ARTICLE 8 OF THE UCC, TO THE EXTENT APPLICABLE, (SINGULARLY AND COLLECTIVELY, THE “UCC RIGHT”) AND (B) SHALL NOT CAUSE THE ADMINISTRATIVE AGENT OR THE INDENTURE TRUSTEE (DIRECTLY OR INDIRECTLY) TO ASSERT THE UCC RIGHT ON ITS BEHALF (II) IT IS NOT A THIRD PARTY BENEFICIARY OF THE CONSENT AGREEMENT, (III) IT HAS NO RIGHT TO DIRECTLY ASSERT ANY CLAIM, RIGHT, DAMAGE OR REMEDY AND MAY ONLY CAUSE THE ADMINISTRATIVE AGENT OR THE INDENTURE TRUSTEE TO ASSERT ANY SUCH CLAIM, RIGHT, DAMAGE OR REMEDY ARISING OUT OF OR RELATING TO THE CONSENT AGREEMENT (SINGULARLY AND COLLECTIVELY, THE “CONSENT AGREEMENT RIGHT”) TO THE EXTENT CONSISTENT WITH THE TERMS OF THE INDENTURE AND THE CONSENT AGREEMENT, (IV) IT SHALL INDEMNIFY AND HOLD HARMLESS FREDDIE MAC IN THE EVENT THE HOLDER ASSERTS A CONSENT AGREEMENT RIGHT OR THE UCC RIGHT AND (V) NOTWITHSTANDING ANYTHING IN THIS NOTE TO THE CONTRARY, FREDDIE MAC IS AN EXPRESS AND INTENDED THIRD PARTY BENEFICIARY OF THE AFORESAID PROVISIONS AND SUCH PROVISIONS SHALL NOT BE MODIFIED WITHOUT THE EXPRESS WRITTEN CONSENT OF FREDDIE MAC. ANY PARTICIPATION, ASSIGNMENT OR ASSUMPTION OF THIS NOTE CONTRARY TO THE PRECEDING TERMS AND PROVISIONS SHALL BE NULL AND VOID AB INITIO.
EACH NOTEHOLDER, BY ACCEPTING A NOTE OR BENEFICIAL INTEREST THEREIN, IS DEEMED TO AGREE THAT IT WILL NOT PARTICIPATE IN OR ENTER INTO AN OFFERING OF THE NOTES, ANY INTEREST IN THE NOTES OR ANY DERIVATIVE RIGHTS RELATED THERETO, WHICH OFFERING WOULD BE SUBJECT TO THE

REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, INCLUDING ANY TRANSACTION STRUCTURED TO CLAIM A “SAFE HARBOR” EXEMPTION TO SUCH REGISTRATION REQUIREMENTS, SUCH AS RULE 144A OR REGULATION S.
Freddie Mac shall be an express and intended third party beneficiary of this Section 6.5(o) and shall be entitled to rely upon this Section 6.5(o) in all respects. Section 6.5(o) shall not be amended or modified without the express written consent of Freddie Mac.
(p)    No Separation of Committed VFN Principal Balance and Uncommitted VFN Principal Balance. Notwithstanding any provision of this Indenture or any other Transaction Document to the contrary, each beneficial owner for U.S. federal income tax purposes of a Class of Notes that has both a Committed VFN Principal Balance and an Uncommitted VFN Principal Balance shall at all times beneficially own an equal percentage of the Committed VFN Principal Balance and the Uncommitted VFN Principal Balance and shall not transfer any interest in such Note either directly or indirectly that does not represent an equal percentage of the Committed VFN Principal Balance and the Uncommitted VFN Principal Balance.
(q)    No Liability of Indenture Trustee for Transfers. To the extent permitted under applicable law, the Indenture Trustee (in any of its capacities) shall be under no liability to any Person for any registration of transfer of any Note that is in fact not permitted by this Section 6.5 or for making any payments due to the Noteholder thereof or taking any other action with respect to such Noteholder under the provisions of this Indenture so long as the transfer was registered by the Indenture Trustee and the Note Registrar in accordance with the requirements of this Indenture.
Section 6.6.    Mutilated, Destroyed, Lost and Stolen Notes.
(a)    If (1) any mutilated Note is surrendered to the Indenture Trustee or the Note Registrar, or the Issuer, the Note Registrar or the Indenture Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Note, and (2) there is delivered to the Issuer, the Note Registrar or the Indenture Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a protected purchaser, the Issuer may execute, and, upon receipt of the documents required by Section 6.3, together with an Issuer’s Certificate, the Indenture Trustee will authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of like tenor, Series or Class, Stated Maturity Date and Initial Note Balance, bearing a number not contemporaneously Outstanding.
(b)    In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a new Note, pay such Note on a Payment Date in accordance with Section 4.5.
(c)    Upon the issuance of any new Note under this Section, the Issuer, the Indenture Trustee, or the Note Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Indenture Trustee) connected therewith.
(d)    Every new Note issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Note will constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note will be at any time enforceable by anyone, and will be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes of the same Series or Class duly issued hereunder.
(e)    The provisions of this Section are exclusive and will preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.
Section 6.7.    Payment of Interest; Interest Rights Preserved; Withholding Taxes.
(a)    Unless otherwise provided with respect to such Note pursuant to Section 6.1, interest payable on any Note will be paid to the Person in whose name that Note (or one or more Predecessor Notes) is registered at the close of business on the most recent Record Date.
(b)    Subject to Section 6.7(a), each Note delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Note will carry the rights to interest and fees accrued or principal accreted and unpaid, and to accrue or accrete, which were carried by such other Note.
(c)    The right of any Noteholder to receive interest and fees on or principal of any Note shall be subject to any applicable withholding or deduction imposed pursuant to the Code or other applicable tax law, including foreign withholding and deduction. Any amounts properly so withheld or deducted shall be treated as actually paid to the appropriate Noteholder. In addition, in order to receive payments on its Notes free of U.S. federal withholding and backup withholding tax, each Noteholder shall timely furnish any intermediary through which it holds Notes and the Indenture Trustee on behalf of the Issuer, (1) any applicable IRS Form W-9, W-8BEN, W-8BEN-E, W-8ECI or W-8IMY (with any applicable attachments) and (2) any documentation that is required under Sections 1471 through 1474 of the Code to enable the Issuer, the Indenture Trustee and any other agent of the Issuer and any intermediary through which it holds Notes to determine their duties and liabilities with respect to any taxes they may be required to withhold in respect of such Note or the Noteholder of such Note or beneficial interest therein, in each case, prior to the first Payment Date after such Noteholder’s acquisition of Notes and at such time or times required by law or that the Indenture Trustee on behalf of the Issuer or their respective agents or any intermediary through which it holds Notes may reasonably request, and shall update or replace such IRS form or documentation in accordance with its terms or its subsequent amendments. Each Noteholder will provide the applicable replacement IRS form or documentation every three (3) years (or sooner if there is a transfer to a new Noteholder or if required by applicable law). In each case above, the applicable IRS form or documentation shall be properly completed and signed under penalty of perjury.

Section 6.8.    Persons Deemed Owners.
The Issuer, the Indenture Trustee, the Note Registrar and any agent of the Issuer, the Indenture Trustee or the Note Registrar may treat the Person in whose name the Note is registered in the Note Registrar as the owner of such Note for the purpose of receiving payment of principal of and (subject to Section 6.7) interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and neither the Issuer, the Indenture Trustee, the Note Registrar, nor any agent of the Issuer, the Indenture Trustee, or the Note Registrar will be affected by notice to the contrary.
Section 6.9.    Cancellation.
All Notes surrendered for payment, redemption, transfer, conversion or exchange will, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and, if not already canceled, will be promptly canceled by it. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered will be promptly canceled by the Indenture Trustee. No Note will be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. The Indenture Trustee will dispose of all canceled Notes in accordance with its customary procedures.
Section 6.10.    New Issuances of Notes.
(a)    Issuance of New Notes. The Issuer may, from time to time, direct the Indenture Trustee, on behalf of the Issuer, to issue new Notes of any Series or Class, so long as the conditions precedent set forth in Section 6.10(b) are satisfied if, at the time of issuance, other Notes have already been issued and remain Outstanding. On or before the Issuance Date of new Notes of any Series or Class of Notes, the Issuer shall execute and deliver the required Indenture Supplement which shall incorporate the principal terms with respect to such additional Series or Class of Notes. The Indenture Trustee shall execute the Indenture Supplement without the consent of any Noteholders, the Issuer shall execute the Notes of such Series or Class and the Notes of such Series or Class shall be delivered to the Indenture Trustee (along with the other deliverables required hereunder) for authentication and delivery.
(b)    Conditions to Issuance of New Notes. The issuance of the Notes of any Series or Class after the Closing Date (excluding, for the avoidance of doubt, the Series 2020-VF1 Notes) pursuant to this Section 6.10 shall be subject to the satisfaction of the following conditions:
(i)    no later than ten (10) Business Days before the date that the new issuance is to occur, the Issuer delivers to the Indenture Trustee and each VFN Noteholder, notice of such new issuance;
(ii)    on or prior to the date that the new issuance is to occur, the Issuer delivers to the Indenture Trustee an Issuer Certificate to the effect that the Issuer reasonably believes that the new issuance will not cause a material Adverse Effect on any

Outstanding Notes or a Secured Party, and an Issuer Tax Opinion with respect to such proposed issuance, and an Opinion of Counsel:
(A)    to the effect that all instruments furnished to the Indenture Trustee conform to the requirements of this Indenture and constitute sufficient authority hereunder for the Indenture Trustee to authenticate and deliver such Notes;
(B)    to the effect that the form and terms of such Notes have been established in conformity with the provisions of this Indenture;
(C)    to the effect that all conditions precedent set forth in this Indenture to the issuance of such Notes have been met; and
(D)    covering such other matters as the Indenture Trustee may reasonably request;
(iii)    on or prior to the date that the new issuance is to occur, the Issuer will have delivered to the Indenture Trustee an Opinion of Counsel to the effect that the Issuer has the requisite power and authority to issue such Notes and such Notes have been duly authorized and delivered by the Issuer and, assuming due authentication and delivery by the Indenture Trustee, constitute legal, valid and binding obligations of the Issuer enforceable in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws and legal principles affecting creditors’ rights generally from time to time in effect and to general equitable principles, whether applied in an action at law or in equity) and are entitled to the benefits of this Indenture, equally and ratably with all other Outstanding Notes, if any, of such Series or Class subject to the terms of this Indenture and each Indenture Supplement;
(iv)    [RESERVED];
(v)    [RESERVED];
(vi)    a Facility Early Amortization Event shall not have occurred and be continuing, as evidenced by an Issuer’s Certificate;
(vii)    on or prior to the date that the new issuance is to occur, the Issuer will have delivered to the Indenture Trustee an Indenture Supplement and, if applicable, the Issuer Certificate unless (a) the proceeds of such new Notes are applied in whole or in part to redeem all Outstanding Notes and/or (b) the Noteholders of any Notes that will remain Outstanding Notes consent to such issuance of new Notes;
(viii)    any Class of VFN must have the same Stated Maturity Date, Expected Repayment Date and the same method of calculation of its Target Amortization Amount as any and all other Outstanding Classes of VFNs;

(ix)    for any new Series with respect to which there is a new Administrative Agent not currently set forth under the terms of the definition of “Administrative Agent,” the Administrative Agent shall have consented to the issuance of such Series, unless the Notes in respect of which the existing Administrative Agent’s consent is required, are paid in full and all related commitments terminated in writing by the Issuer and any remaining accrued commitment fees paid in full to such terminated Administrative Agent, in connection with the issuance of the new Series with the different Administrative Agent; and
(x)    any other conditions specified in the applicable Indenture Supplement.
(c)    No Notice or Consent Required to or from Existing Noteholders and Owners. Except as provided in Section 6.10(a) above, the Issuer and the Indenture Trustee will not be required to provide prior notice to or to obtain the consent of any Noteholder or Note Owner of Notes of any Outstanding Series or Class to issue any additional Notes of any Series or Class.
(d)    Other Provisions. There are no restrictions on the timing or amount of any additional issuance of Notes of an Outstanding Series or Class within a Series, of Notes, so long as the conditions described in Section 6.10(b) are met or waived. If the additional Notes are in a Series or Class of Notes that has the benefit of a Derivative Agreement, the Issuer will enter into a Derivative Agreement for the benefit of the additional Notes (which the Issuer may enter into prior to the issuance of such notes at the time of the “pricing” of such Notes or any other Notes to be issued at or about the same time). In addition, if the additional Notes are a Series or Class of Notes that has the benefit of any Supplemental Credit Enhancement Agreement or any Liquidity Facility, the Issuer will enter into a Supplemental Credit Enhancement Agreement or Liquidity Facility, as applicable, for the benefit of the additional Notes.
(e)    Sale Proceeds. The proceeds of sale of any new Series of Notes shall be wired to the Collection and Funding Account, and the Indenture Trustee shall disburse such sale proceeds at the direction of the Administrator on behalf of the Issuer, except to the extent such funds are needed to satisfy the Collateral Test. The Administrator on behalf of the Issuer may direct the Issuer to apply such proceeds to reduce pro rata based on Invested Amounts, the VFN Principal Balance of any Classes of Variable Funding Notes, or to redeem any Series of Notes in accordance with Section 13.1. In the absence of any such direction, the proceeds of such sale shall be distributed to the Depositor or at the Depositor’s direction on the Issuance Date for the newly issued Notes. The Administrator shall deliver to the Indenture Trustee a report demonstrating that the release of sale proceeds pursuant to the Issuer’s direction will not cause a failure of the Collateral Test, as a precondition to the Indenture Trustee releasing such proceeds.
(f)    Increase or Reduction in Maximum VFN Principal Balance and/or the Extension of any Expected Repayment Date. For the avoidance of doubt, the increase or reduction in the Maximum VFN Principal Balance, and/or the extension of the Expected Repayment Date, and/or increase or decrease in any Advance Rates, and/or increase or decrease in interest rates, in each case, in respect of any Outstanding Class of Notes shall not constitute an issuance of “new Notes” for purpose of this Section 6.10.

Article VII

Satisfaction and Discharge; Cancellation of Notes Held by the Issuer or Depositor or Receivables Seller
Section 7.1.    Satisfaction and Discharge of Indenture.
This Indenture will cease to be of further effect with respect to any Series or Class of Notes (except as to any surviving rights of transfer or exchange of Notes of that Series or Class expressly provided for herein or in the form of Note for that Series or Class), and the Indenture Trustee, on demand of and at the expense of the Issuer, will execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:
(a)    all Notes of that Series or Class theretofore authenticated and delivered (other than (i) Notes of that Series or Class which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 6.6, and (ii) Notes of that Series or Class for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from that trust) have been delivered to the Indenture Trustee canceled or for cancellation or have been redeemed in accordance with Article XIII hereof or the applicable Indenture Supplement (in which case, such redeemed Notes shall be deemed to have been canceled notwithstanding any failure to deliver such Notes);
(b)    with respect to the discharge of this Indenture for each Series or Class the Issuer has paid or caused to be paid all sums payable hereunder (including payments to the Indenture Trustee (in all its capacities) and Citibank (in all its capacities) pursuant to Section 11.7 with respect to the Notes or in respect of Fees, any and all amounts payable to each Derivative Counterparty in accordance with the terms of the related Derivative Agreement and any and all other amounts due and payable pursuant to this Indenture (including any payments to Citibank (in any of its capacities); and
(c)    the Issuer has delivered to the Indenture Trustee an Officer’s Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to the Notes of that Series or Class have been complied with.
Notwithstanding the satisfaction and discharge of this Indenture with respect to any Series or Class of Notes, the obligations of the Administrator to the Indenture Trustee with respect to any Series or Class of Notes under Section 11.7 and of the Issuer to the Securities Intermediary under Section 4.8, and the obligations and rights of the Indenture Trustee under Section 7.2 and Section 11.3, respectively, will survive such satisfaction and discharge.
Section 7.2.    Application of Trust Money.
All money and obligations deposited with the Indenture Trustee pursuant to Section 7.1 and all money received by the Indenture Trustee in respect of such obligations will be held in trust and applied by it or the Paying Agent, in accordance with the provisions of the Class of Notes in respect of which it was deposited and this Indenture and the related Indenture

Supplement, to the payment to the Persons entitled thereto, of the principal and interest for whose payment that money and obligations have been deposited with or received by the Indenture Trustee or the Paying Agent.
Section 7.3.    Cancellation of Notes Held by the Issuer, the Depositor or the Receivables Seller.
If the Issuer, the Receivables Seller, the Depositor or any of their respective Affiliates holds any Notes, that Noteholder may, subject to any provision of a related Indenture Supplement limiting the repayment of such Notes by notice from that Noteholder to the Indenture Trustee, cause the Notes to be repaid and canceled, whereupon the Notes will no longer be Outstanding.
Article VIII

Events of Default and Remedies
Section 8.1.    Events of Default.
“Event of Default” means, any one of the following events (whatever the reason for such Event of Default and whether it is voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):
(a)    unless otherwise specified in any Indenture Supplement with respect to any Class, default (which default continues for a period of two (2) Business Days following written or electronic notice from the Indenture Trustee or the Administrative Agent) in the payment (i) of any principal, interest or any Fees (but not including any Default Supplemental Fees, ERD Supplemental Fees, Subordinated Interest Amounts and/or Cumulative Interest Shortfall Amounts attributable to unpaid Subordinated Interest Amounts), due and owing on any Payment Date (including without limitation the full aggregate amount of any Target Amortization Amounts due on such Payment Date) or the full aggregate amount of any Target Amortization Amount due on any other date or (ii) in full of all accrued and unpaid interest and the outstanding Note Balance of the Notes of any Series or Class on or before the applicable Stated Maturity Date, but not including any Default Supplemental Fees, ERD Supplemental Fees, Subordinated Interest Amounts and Cumulative Interest Shortfall Amounts attributable to unpaid Subordinated Interest Amounts;
(b)    the Servicer shall fail to comply with the deposit and remittance requirements set forth in any Designated Servicing Contract (subject to any cure period provided therein) or Section 4.2(a) (and such failure under Section 4.2(a) continues unremedied for a period of two (2) Business Days after a Responsible Officer of the Servicer obtains actual knowledge of such failure, or receives written notice from the Indenture Trustee or any Noteholder or the Administrative Agent of such failure);
(c)    any failure of the Receivables Seller to pay the related Indemnity Payment which continues unremedied for a period of ten (10) days after the earlier to occur of (x) actual discovery by a Responsible Officer of the Receivables Seller or (y) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Receivables Seller, the Administrator, the Servicer, the applicable Subservicer or the Depositor, respectively;
(d)    the occurrence of an Insolvency Event as to the Issuer, the Administrator, the Receivables Seller, the Servicer or the Depositor;
(e)    the Issuer or the Trust Estate shall have become subject to registration as an “investment company” within the meaning of the Investment Company Act as determined by a court of competent jurisdiction in a final and non-appealable order;
(f)    the Depositor sells, transfers, pledges or otherwise disposes of the Owner Trust Certificate (except to an Affiliate of the Depositor), whether voluntarily or by operation of law, foreclosure or other enforcement by a Person of its remedies against the Receivables Seller, the Servicer or the Depositor, except with the consent of the Administrative Agent;
(g)    (i) any material provision of any Transaction Document shall at any time for any reason (other than pursuant to the express terms thereof) cease to be valid and binding on or enforceable against the Issuer, the Depositor, the Administrator, the Receivables Seller or any of their respective Affiliates intended to be a party thereto, (ii) the validity or enforceability of any Transaction Document shall be contested by the Issuer, the Depositor, the Administrator, the Receivables Seller or any of their respective Affiliates, (iii) a proceeding shall be commenced by the Issuer, the Depositor, the Administrator, the Receivables Seller or any of their respective Affiliates or any governmental body having jurisdiction over the Issuer, the Depositor, the Administrator, the Receivables Seller or any of their respective Affiliates, seeking to establish the invalidity or unenforceability of any Transaction Document, or (iv) the Issuer, the Depositor, the Administrator, the Receivables Seller or any of their respective Affiliates shall deny in writing that it has any liability or obligation purported to be created under any Transaction Document;
(h)    the Administrator or any Affiliate thereof has taken any action, or failed to take any action, the omission of which could reasonably be expected to impair the interests of the Issuer in the Receivables or the security interest or rights of the Indenture Trustee in the Trust Estate, or to cause or permit the transactions contemplated by the Receivables Sale Agreement to be characterized as a financing rather than a true sale for purposes of bankruptcy or similar laws; provided, however, that if the event is capable of being cured in all respects by corrective action and has not resulted in a material Adverse Effect on the Noteholders’ interests in the Trust Estate, such event shall not become an Event of Default unless it remains uncured for two (2) Business Days following its occurrence; or
(i)    the occurrence and continuation of a Facility Early Amortization Event.
Upon the occurrence of any such event none of the Administrator, the Servicer, nor the Depositor shall be relieved from using its best efforts to perform its obligations in a timely manner in accordance with the terms of this Indenture, and each of the Administrator, the Servicer, and the Depositor shall provide the Indenture Trustee, any Derivative Counterparty and

the Noteholders prompt notice of such failure or delay by it, together with a description of its effort to perform its obligations. Each of the Administrator, the Servicer and the Depositor shall notify the Indenture Trustee in writing of any Event of Default or an event which with notice, the passage of time or both would become an Event of Default that it discovers, within one (1) Business Day of such discovery. For purposes of this Section 8.1, the Indenture Trustee shall not be deemed to have knowledge of an Event of Default unless a Responsible Officer of the Indenture Trustee assigned to and working in the Corporate Trust Office has actual knowledge thereof or unless written notice of any event which is in fact such an Event of Default is received by the Indenture Trustee and such notice references the Notes, the Trust Estate or this Indenture. The Indenture Trustee shall provide notice of defaults in accordance with Section 3.3(b) and Section 11.2.
Any determination pursuant to this Section 8.1 as to whether any event would have a material adverse effect on the rights or interests of the Noteholders shall be made without regard to any Derivative Agreement, Supplemental Credit Enhancement Agreement or Liquidity Facility.
Notwithstanding anything contained herein to the contrary and for the avoidance of doubt, default in the payment of any Subordinated Interest Amounts or Subordinated Cumulative Interest Shortfall Amounts at any time shall not constitute an Event of Default under this Indenture.
Section 8.2.    Acceleration of Maturity; Rescission and Annulment.
(a)    If an Event of Default of the kind specified in clause (d) or (e) of Section 8.1 occurs, the unpaid principal amount of all of the Notes shall automatically become immediately due and payable without notice, presentment or demand of any kind. If any other Event of Default occurs and is continuing, then and in each and every such case, either the Indenture Trustee, at the written direction of the Series Required Noteholders of all Outstanding Notes, by notice in writing to the Issuer (and to the Indenture Trustee if given by the Series Required Noteholders), may declare the Note Balance of all the Outstanding Notes and all interest and principal accrued and unpaid (if any) thereon and all other amounts due and payable under any Transaction Document to be due and payable immediately, and upon any such declaration each Note will become and will be immediately due and payable, and the Revolving Period with respect to all Series and Classes shall immediately terminate, anything in this Indenture, the related Indenture Supplement(s) or in the Notes to the contrary notwithstanding. Such payments are subject to the allocation, deposits and payment sections of this Indenture and of the related Indenture Supplement(s).
(b)    At any time after such a declaration of acceleration has been made or an automatic acceleration has occurred with respect to the Notes of any Series or Class and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereafter provided in this Article VIII, the Series Required Noteholders of all Outstanding Notes, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

(i)    the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay (A) all overdue installments of interest on such Notes, (B) the principal of such Notes which has become due otherwise than by such declaration of acceleration, and interest thereon at the rate or rates prescribed therefor by the terms of such Notes, to the extent that payment of such interest is lawful, (C) interest upon overdue installments of interest at the rate or rates prescribed therefor by the terms of such Notes to the extent that payment of such interest is lawful, (D) all sums paid by the Indenture Trustee hereunder and the reasonable compensation, expenses and disbursements of the Indenture Trustee or Citibank (in any of its capacities), their agents and counsel, all other amounts due under Section 4.5 and (E) all amounts due and payable to each Derivative Counterparty in accordance with the terms of any applicable Derivative Agreement; and
(ii)    all Events of Default, other than the nonpayment of the principal of such Notes which has become due solely by such acceleration, have been cured or waived as provided in Section 8.15.
No such rescission will affect any subsequent default or impair any right consequent thereon.
Section 8.3.    Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.
The Issuer covenants that if:
(a)    the Issuer defaults in the payment of interest on any Notes when such interest becomes due and payable and such default continues for a period of thirty-five (35) days following the date on which such interest became due and payable;
(b)    the Issuer defaults in the payment of any Target Amortization Amounts when due and payable in accordance with the terms of the Indenture and the related Indenture Supplement; or
(c)    the Issuer defaults in the payment of the principal of any Series or Class of Notes on the Stated Maturity Date thereof; then the Issuer will, upon demand of the Indenture Trustee, pay (subject to the allocation provided in Section 4.5(a)(2) hereof and any related Indenture Supplement) to the Indenture Trustee, for the benefit of the Noteholders of any such Notes, the whole amount then due and payable on any such Notes for principal and interest, together with any Cumulative Interest Shortfall Amounts, unless otherwise specified in the applicable Indenture Supplement, and in addition thereto, will pay such further amount as will be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and Citibank (in any of its capacities), their agents and counsel and all other amounts due to the Indenture Trustee and Citibank (in all its capacities) under Section 4.5.
If the Issuer fails to pay such amounts forthwith upon such demand, the Indenture Trustee may, in its own name and as trustee of an express trust, institute a judicial proceeding for the collection of the sums so due and unpaid, and may directly prosecute such proceeding to judgment or final decree, and the Indenture Trustee may enforce the same against the Issuer or any other obligor upon the Notes and collect the money adjudged or decreed to be payable in the manner provided by law and this Indenture.
Section 8.4.    Indenture Trustee May File Proofs of Claim.
In case of the pendency of any Insolvency Event or other similar proceeding or event relative to the Issuer or any other obligor upon the Notes or the property of the Issuer or of such other obligor, the Indenture Trustee (irrespective of whether the principal of the Notes will then be due and payable as therein expressed or by declaration or otherwise) will be entitled and empowered by intervention in such proceeding or otherwise,
(a)    to file and prove a claim for the whole amount of principal and interest owing and unpaid and all other amounts due and payable under any Transaction Document in respect of the Notes and to file such other papers or documents as may be necessary and advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel and all other amounts due under Section 4.5) and of the Noteholders allowed in such judicial proceeding; and
(b)    to collect and receive any funds or other property payable or deliverable on any such claims and to distribute the same; and any receiver, assignee, trustee, liquidator or other similar official in any such proceeding is hereby authorized by each Noteholder to make such payment to the Indenture Trustee and Citibank (in all its capacities), and in the event that the Indenture Trustee consents to the making of such payments directly to the Noteholders, to pay to the Indenture Trustee and Citibank (in all its capacities) any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and Citibank (in all its capacities), their agents and counsel, and any other amounts due the Indenture Trustee and Citibank (in all its capacities) under Section 4.5; and
(c)    to the extent there are conflicting directions between 100% of the VFN Noteholders and the Series Required Noteholders, the Indenture Trustee will take its direction from 100% of the VFN Noteholders.
Nothing herein contained will be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Noteholder thereof, or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding.
Section 8.5.    Indenture Trustee May Enforce Claims Without Possession of Notes.
All rights of action and claims under this Indenture or the Notes of any Series or Class may be prosecuted and enforced by the Indenture Trustee, without the possession of any of the Notes of such Series or Class or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Indenture Trustee, will be brought in its own name as trustee of an express trust, and any recovery of judgment will, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its respective agents and counsel, be for the ratable benefit of the Noteholders of the Notes of such Series or Class in respect of which such judgment has been recovered.
Section 8.6.    Application of Money Collected.
Any money or other property collected by the Indenture Trustee pursuant to this Article VIII will be applied in accordance with Section 4.5(a)(2), at the Final Payment Date fixed by the Indenture Trustee and, in case of the payment of such money on account of principal, interest or fees, upon presentation of the Notes of the related Series or Class and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid.
Section 8.7.    Sale of Collateral Requires Consent of Majority of All Noteholders.
The Indenture Trustee shall not sell Collateral or cause the Issuer to sell Collateral following any Event of Default that is continuing, except with the written consent, or at the direction of the Series Required Noteholders of each Series; provided, that the consent of 100% of the Noteholders of the Outstanding Notes of each Series and any applicable Derivative Counterparties shall be required for any sale that does not generate sufficient proceeds to pay the Note Balance of all such Notes plus all accrued and unpaid interest and other amounts owed in respect of such Notes and the Transaction Documents. If such direction has been given by the Noteholders of the requisite percentage of all Outstanding Notes, the Indenture Trustee shall cause the Issuer to sell Collateral pursuant to Section 8.16. In connection with any such sale that includes a sale of Receivables, the Indenture Trustee shall be required to inform the Person or Persons buying such Receivables that such Persons are prohibited from participating in or entering into an offering of any such Receivables, any interest therein or any derivative rights related thereto, which offering would be subject to the registration requirements of the Securities Act, including any transaction structured to claim a “safe harbor” exemption to such registration requirements, such as Rule 144A or Regulation S.
Section 8.8.    Noteholders Have the Right to Direct the Time, Method and Place of Conducting Any Proceeding for Any Remedy Available to the Indenture Trustee.
Subject to Section 8.7, Section 8.14, and Section 10.5, the Majority Noteholders of all Outstanding Notes have the right to direct the time, method and place of conducting any proceeding for any remedy available (including but not limited to the exercise of any and all rights pursuant to the UCC) to the Indenture Trustee, or exercising any trust or power conferred on the Indenture Trustee. This right may be exercised only if the direction provided by the Noteholders does not conflict with Applicable Law, the applicable Consent or this Indenture and does not have a substantial likelihood of involving the Indenture Trustee in personal liability and the Indenture Trustee has received indemnity satisfactory to it from such Noteholders.

Section 8.9.    Limitation on Suits.
No Noteholder will have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or any Note, or for the appointment of a receiver or trustee or similar official, or for any other remedy hereunder, unless:
(a)    such Noteholder has previously given written notice to the Indenture Trustee of a continuing Event of Default with respect to Notes of such Noteholder’s Notes’ Series or Class;
(b)    the Noteholders of more than 25% of the Note Balance of the Outstanding Notes of each Series, measured by Voting Interests, have made written request to the Indenture Trustee to institute proceedings in respect of such Event of Default in the name of the Indenture Trustee hereunder;
(c)    such Noteholder or Noteholders have offered to the Indenture Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request; and
(d)    the Indenture Trustee, for sixty (60) days after the Indenture Trustee has received such notice, request and offer of indemnity, has failed to institute any such proceeding; it being understood and intended that no one or more Noteholders of Notes of such Series or Class will have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders of Notes, or to obtain or to seek to obtain priority or preference over any other such Noteholders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and proportionate benefit of all the Noteholders of all Notes; provided, that in each case, any such proceeding, judicial or otherwise, will be subject to the limitations set forth in Section 10.5.
Section 8.10.    Unconditional Right of Noteholders to Receive All Amounts Due; Limited Recourse.
Notwithstanding any other terms of this Indenture, the Notes, any other Transaction Documents or otherwise, the obligations of the Issuer under the Notes, this Indenture and each other Transaction Document to which it is a party are limited recourse obligations of the Issuer, payable solely from the Trust Estate, and following realization of the Trust Estate and application of the proceeds thereof in accordance with the terms of this Indenture, none of the Noteholders, the Indenture Trustee or any of the other parties to the Transaction Documents shall be entitled to take any further steps to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished and shall not thereafter revive. Subject to the foregoing and to the terms of the applicable Indenture Supplement, each Noteholder will, however, have the absolute and unconditional right to receive payment of all amounts due with respect to the Notes pursuant and with respect to the terms of the Indenture, which right shall not be impaired without the consent of each Noteholder and to initiate suit for the enforcement of any such payment, which right shall not be impaired without the consent of such Noteholder. No recourse shall be had for the payment of any amount owing in respect of the Notes or this Indenture or for any action or inaction of the Issuer against any officer, director, employee, shareholder, stockholder or incorporator of the Issuer or any of their successors or assigns for any amounts payable under the Notes or this Indenture. It is understood that the foregoing provisions of this Section 8.10 shall not (i) prevent recourse to the Trust Estate for the sums due or to become due under any security, instrument or agreement which is part of the Trust Estate or (ii) save as specifically provided therein, constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Notes or secured by this Indenture. It is further understood that the foregoing provisions of this Section 8.10 shall not limit the right of any Person, to name the Issuer as a party defendant in any proceeding or in the exercise of any other remedy under the Notes or this Indenture, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against any such Person or entity.
Section 8.11.    Restoration of Rights and Remedies.
If the Indenture Trustee or any Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, then and in every such case the Issuer, the Indenture Trustee and the Noteholders will, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders will continue as though no such proceeding had been instituted.
Section 8.12.    Rights and Remedies Cumulative.
No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy will, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, will not prevent the concurrent assertion or employment of any other appropriate right or remedy.
Section 8.13.    Delay or Omission Not Waiver.
No delay or omission of the Indenture Trustee or of any Noteholder to exercise any right or remedy accruing upon any Event of Default will impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.
Section 8.14.    Control by Noteholders.
Either 100% of the VFN Noteholders or the Majority Noteholders of all Outstanding Notes will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred on the Indenture Trustee with respect to such Notes; provided that:
(a)    the Indenture Trustee will have the right to decline to follow any such direction if the Indenture Trustee, being advised by counsel, determines that the action so directed may not lawfully be taken or would conflict with this Indenture or if the Indenture Trustee in good faith determines that the proceedings so directed would involve it in personal liability or be unjustly prejudicial to the Noteholders not taking part in such direction, unless the Indenture Trustee has received indemnity satisfactory to it from the Noteholders; and
(b)    the Indenture Trustee may take any other action permitted hereunder deemed proper by the Indenture Trustee which is not inconsistent with such direction.
Section 8.15.    Waiver of Past Defaults.
Together, the Series Required Noteholders for each Series, and the Administrative Agent may on behalf of the Noteholders of all such Notes waive any past default hereunder and its consequences, except a default not theretofore cured:
(a)    in the payment of the principal of or interest on any Note, or
(b)    in respect of a covenant or provision hereof which under Article XIII cannot be modified or amended without the consent of the Noteholder of each Outstanding Note.
Upon any such waiver, such default will cease to exist, and any Event of Default arising therefrom will be deemed to have been cured, for every purpose of this Indenture; but no such waiver will extend to any subsequent or other default or impair any right consequent thereon.
Section 8.16.    Sale of Trust Estate.
(a)    The power to effect any Sale of any portion of the Trust Estate shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Notes and under this Indenture with respect thereto shall have been paid. The Indenture Trustee may from time to time postpone any public Sale by public announcement made at the time and place of such Sale.
(b)    Unless the Series Required Noteholders of all Outstanding Series have otherwise provided its written consent to the Indenture Trustee at least five (5) Business Days prior to the Sale contemplated in this Section 8.16(b) and the Indenture Trustee has provided prior notice of such Sale as soon as is reasonably practicable to any Derivative Counterparty, at any public Sale of all or any portion of the Trust Estate at which a minimum bid equal to or greater than all amounts due to the Indenture Trustee hereunder and the entire amount which would be payable to the Noteholders in full payment thereof in accordance with Section 8.6, on the Payment Date next succeeding the date of such sale, has not been received, the Indenture Trustee shall prevent such sale by bidding an amount at least equal to the greater of (i) $[***] or (ii) the highest other bid plus the minimum required bid increment, in order to preserve the Trust Estate. In the event that the Indenture Trustee shall fail to prevent the sale as described in the preceding sentence, the Administrative Agent is hereby appointed with full irrevocable power and authority to act and perform as agent of the Indenture Trustee to bid in accordance with in the preceding sentence in order to preserve the Trust Estate for the benefit of the Indenture Trustee and the Noteholders.
(c)    In connection with a Sale of all or any portion of the Trust Estate:

(i)    any of the Noteholders may bid for and purchase the property offered for Sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability;
(ii)    the Indenture Trustee may bid for and acquire the property offered for Sale in connection with any Sale thereof;
(iii)    the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;
(iv)    the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale;
(v)    no purchaser or transferee at such a Sale shall be bound to ascertain the Indenture Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys; and
(vi)    the Indenture Trustee is authorized to appoint an agent at the expense of the Issuer to take any and all actions with respect to the sale of the Trust Estate in connection with the exercise of the remedies set forth in Section 8.7.
(d)    Notwithstanding anything to the contrary in this Indenture, if an Event of Default has occurred and is continuing and the Notes have become due and payable or have been declared due and payable and such declaration and its consequences have not been rescinded and annulled, any proceeds received by the Indenture Trustee with respect to a foreclosure, sale or other realization resulting from a transfer of the assets of the Trust Estate shall be allocated in accordance with Section 4.5(a)(2) hereof. The amount, if any, so allocated to the Issuer shall be paid by the Indenture Trustee to or to the order of the Issuer free and clear of the Adverse Claim of this Indenture and the Noteholders shall have no claim or rights to the amount so allocated.
Section 8.17.    Undertaking for Costs.
All parties to this Indenture agree, and each Noteholder by its acceptance thereof will be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section will not apply to any suit instituted by the Indenture Trustee, to any suit instituted by any Noteholder or group of Noteholders holding in the aggregate more than 25% of the Note Balance of the Outstanding Notes of each Series (measured by Voting Interests) to which the suit relates, or to any suit instituted by any Noteholders for the enforcement of the payment of the principal of or interest on any Note on or after the applicable Stated Maturity Date expressed in such Note.
Section 8.18.    Waiver of Stay or Extension Laws.
The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.
Article IX

The Issuer
Section 9.1.    Representations and Warranties of Issuer.
The Issuer hereby makes the following representations and warranties for the benefit of the Indenture Trustee, the Noteholders, any Derivative Counterparty, any Supplemental Credit Enhancement Provider and any Liquidity Provider. The representations shall be made as of the execution and delivery of this Indenture and of each Indenture Supplement, and as of each Funding Date and as of each date of Grant and shall survive the Grant of a Security Interest in the Receivables to the Indenture Trustee.
(a)    Organization and Good Standing. The Issuer is duly organized and validly existing as a statutory trust and is in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted. The Issuer has appointed the Administrator as the Issuer’s agent where notices and demands to or upon the Issuer in respect of the Notes of this Indenture may be served.
(b)    Power and Authority. The Issuer has and will continue to have the power and authority to execute and deliver this Indenture and the other Transaction Documents to which it is or will be a party, and to carry out their respective terms; the Issuer had and has had at all relevant times and now has full power, authority and legal right to acquire, own, hold and Grant a Security Interest in the Trust Estate and has duly authorized such Grant to the Indenture Trustee by all necessary action; and the execution, delivery and performance by the Issuer of this Indenture and each of the other Transaction Documents to which it is a party has been duly authorized by all necessary action of the Issuer.
(c)    Valid Transfers; Binding Obligations. This Indenture creates a valid Grant of a Security Interest in the Receivables which has been validly perfected and is a first priority Security Interest under the UCC, and such other portion of the Collateral as to which a Security Interest may be granted under the UCC, which security interest is enforceable against creditors of and purchasers from the Issuer, subject to Applicable Law. Each of the Transaction Documents to which the Issuer is a party constitutes a legal, valid and binding obligation of the Issuer enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors’ rights generally or by general equity principles.
(d)    No Violation. The execution and delivery by the Issuer of this Indenture and each other Transaction Document to which it is a party and the consummation of the transactions contemplated by this Indenture and the other Transaction Documents and the fulfillment of the terms of this Indenture and the other Transaction Documents do not conflict with, result in any breach of any of the terms or provisions of, or constitute (with or without notice or lapse of time or both) a default under the Organizational Documents of the Issuer or any indenture, agreement or other material instrument to which the Issuer is a party or by which it is bound, or result in the creation or imposition of any Adverse Claim upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Indenture), or violate any law, order, judgment, decree, writ, injunction, award, determination, rule or regulation applicable to the Issuer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Issuer or its properties, which breach, default, conflict, Adverse Claim or violation could reasonably be expected to have a material Adverse Effect.
(e)    No Proceedings. There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or to the Issuer’s knowledge, threatened, against or affecting the Issuer: (i) asserting the invalidity of this Indenture, the Notes or any of the other Transaction Documents to which the Issuer is a party, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Indenture, or any of the other Transaction Documents, (iii) seeking any determination or ruling which could reasonably be expected to have a material Adverse Effect or could reasonably be expected to materially and adversely affect the condition (financial or otherwise), business or operations of the Issuer, or (iv) relating to the Issuer and which could reasonably be expected to adversely affect the United States federal income tax attributes of the Notes.
(f)    No Subsidiaries. The Issuer has no Subsidiaries.
(g)    All Tax Returns True, Correct and Timely Filed. All tax returns required to be filed by the Issuer in any jurisdiction have in fact been filed and all taxes, assessments, fees and other governmental charges upon the Issuer or upon any of its properties, and all income of franchises, shown to be due and payable on such returns have been paid except for any such taxes, assessments, fees and charges that are due and payable but not yet delinquent and for any such taxes, assessments, fees and charges the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Issuer had established adequate reserves in accordance with GAAP. All such tax returns were true and correct in all material respects and the Issuer knows of no proposed additional tax assessment against it that could reasonably be expected to have a material adverse effect upon the ability of the Issuer to perform its obligations hereunder nor of any basis therefor. The provisions for taxes on the books of the Issuer are in accordance with GAAP.

(h)    No Restriction on Issuer Affecting its Business. The Issuer is not a party to any contract or agreement, or subject to any charter or other restriction, which materially and adversely affects its business, and the Issuer has not agreed or consented to cause any of its assets or properties to become subject to any Adverse Claim other than the Security Interest or any Permitted Liens.
(i)    Title to Receivables. As represented by the Depositor in the Receivables Pooling Agreement, immediately prior to the Grant thereof to the Indenture Trustee as contemplated by this Indenture, the Issuer had good and marketable title to each Receivable, free and clear of all Adverse Claims other than any Permitted Liens, including any rights of Fannie Mae or Freddie Mac, as applicable, under the applicable Consent.
(j)    Perfection of Security Interest. All filings and recordings that are necessary to perfect the interest of the Issuer in the Receivables and such other portion of the Trust Estate as to which a sale or security interest may be perfected by filing under the UCC, have been accomplished and are in full force and effect. All filings and recordings against the Issuer required to perfect the Security Interest of the Indenture Trustee in such Receivables and such other portion of the Trust Estate as to which a Security Interest may be perfected by filing under the UCC, have been accomplished and are in full force and effect. Other than the Security Interest granted to the Indenture Trustee pursuant to this Indenture (subject to the applicable Consent), the Issuer has not pledged, assigned, sold, granted a Security Interest in, or otherwise conveyed any of the Receivables or any other Collateral. The Issuer has not authorized the filing of and is not aware of any financing statement filed against the Issuer that includes a description of collateral covering the Receivables other than (1) any financing statement related to the Security Interest Granted to the Indenture Trustee hereunder or (2) that has been terminated.
(k)    Notes Authorized, Executed, Authenticated, Validly Issued and Outstanding. The Notes have been duly and validly authorized and, when duly and validly executed and authenticated by the Indenture Trustee in accordance with the terms of this Indenture and delivered to and paid for by each purchaser as provided herein, will be validly issued and outstanding and entitled to the benefits hereof.
(l)    Location of Chief Executive Office and Records. The principal place of business and chief executive office of the Issuer, and the office where Issuer maintains all (or copies) of its corporate records, is located at the offices of the Administrator at c/o loanDepot.com, LLC, 26642 Towne Centre Drive, Foothill Ranch, California 92610; provided that, at any time after the Closing Date, upon thirty (30) days’ prior written notice to the Indenture Trustee and the Noteholders, the Issuer may relocate its jurisdiction of formation, and/or its principal place of business and chief executive office, and/or the office where it maintains all of its records, to another location or jurisdiction, as the case may be, within the United States to the extent that the Issuer shall have taken all actions necessary or reasonably requested by the Indenture Trustee or the Majority Noteholders of all Outstanding Notes to amend its existing financing statements and continuation statements, and file additional financing statements and to take any other steps reasonably requested by the Indenture Trustee or the Majority Noteholders of all Outstanding Notes to further perfect or evidence the rights, claims or security interests of the Indenture Trustee and the Noteholders under any of the Transaction Documents.

(m)    Solvency. The Issuer (i) is not “insolvent” (as such term is defined in § 101(32)(A) of the Bankruptcy Code); (ii) is able to pay its debts as they become due; and (iii) does not have unreasonably small capital for the business in which it is engaged or for any business or transaction in which it is about to engage. The Issuer is not Granting the Trust Estate to the Indenture Trustee with the intent to defraud, delay or hinder any of its creditors.
(n)    Separate Identity. The Issuer is operated as an entity separate from the Receivables Seller, the Depositor and the Servicer. The Issuer has complied with all covenants set forth in its Organizational Documents.
(o)    Name. The legal name of the Issuer is as set forth in this Indenture and the Issuer does not use and has not used any other trade names, fictitious names, assumed names or “doing business as” names.
(p)    Governmental Authorization. Other than the filing of the financing statements (or financing statement amendments) required hereunder or under any other Transaction Document, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for (i) the due execution and delivery by Issuer of this Indenture and each other Transaction Document to which it is a party and (ii) the performance of its obligations hereunder and thereunder.
(q)    Accuracy of Information. All information heretofore furnished by the Issuer or any of its Affiliates to the Indenture Trustee or the Noteholders for purposes of or in connection with this Indenture, any of the other Transaction Documents or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by the Issuer or any of its Affiliates to the Indenture Trustee or the Noteholders will be, true and accurate in every material respect on the date such information is stated or certified and does not and will not contain any material misstatement of fact or omit, taking into account all other information provided, to state a material fact or any fact necessary to make the statements contained therein not misleading.
(r)    Use of Proceeds. No proceeds of any issuance of Notes or funding under a VFN hereunder will be used for a purpose that violates, or would be inconsistent with, Regulation T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time.
(s)    Investment Company. The Issuer is not required to be registered as an “investment company” within the meaning of the Investment Company Act, or any successor statute.
(t)    Compliance with Law. The Issuer has complied in all material respects with all Applicable Laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject.
(u)    Investments. The Issuer does not own or hold, directly or indirectly (i) any capital stock or equity security of, or any equity interest in, any Person or (ii) any debt security or other evidence of indebtedness of any Person, other than Permitted Investments as provided hereunder and the Receivables acquired under the Receivables Sale Agreement, the Receivables Pooling Agreement and each Assignment and Recognition Agreement.

(v)    Transaction Documents. The Receivables Pooling Agreement and the receivables assignments executed in connection therewith from time to time are the only agreements pursuant to which the Issuer directly or indirectly purchases and receives contributions of Receivables from the Depositor and the Receivables Pooling Agreement represents the only agreement between the Depositor and the Issuer relating to the transfer of the Receivables from the Depositor to the Issuer.
(w)    Limited Business. Since its formation the Issuer has conducted no business other than entering into and performing its obligations under the Transaction Documents to which it is a party, and such other activities as are incidental to the foregoing. The Transaction Documents to which it is a party, and any agreements entered into in connection with the transactions that are permitted thereby, are the only agreements to which the Issuer is a party.
(x)    Foreign Corrupt Practices Act. Neither the Issuer nor, to its knowledge, any director, officer, agent or employee of the Issuer is aware of or has taken any action, directly or indirectly, that would result in a violation in any material respect by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”); and the Issuer has conducted its business in compliance in all material respects with the FCPA and has instituted and maintains policies and procedures designed to ensure continued compliance therewith.
(y)    U.S. Anti-Money Laundering Laws. The operations of the Issuer are conducted and, to its knowledge, have been conducted in all material respects in compliance with the applicable anti-money laundering statutes of all jurisdictions to which the Issuer is subject and the rules and regulations thereunder, including the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) (collectively, the “U.S. Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Issuer with respect to the U.S. Anti-Money Laundering Laws is pending or, to the knowledge of the Issuer, threatened.
(z)    Sanctions. Neither the Issuer, nor, to its knowledge, any of its directors, officers, agents or employees, is a Person that is, or is owned or controlled by Persons that are (1) the subject of any sanctions administered or enforced by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), the U.S. Department of State, the United Nations Security Council, the European Union or Her Majesty’s Treasury (collectively, “Sanctions”) or (2) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions; including, without limitation, Cuba, Iran, North Korea, Sudan and Syria.
Section 9.2.    Liability of Issuer; Indemnities.
(a)    Obligations. The Issuer shall be liable in accordance with this Indenture only to the extent of the obligations in this Indenture specifically undertaken by the Issuer in such capacity under this Indenture and shall have no other obligations or liabilities hereunder. The Issuer shall indemnify, defend and hold harmless the Indenture Trustee (in all its capacities), the Calculation Agent, the Paying Agent, the Securities Intermediary, the Note Registrar, the Noteholders, each Derivative Counterparty (as applicable, with respect to the related Series of

Notes) and the Trust Estate (each, an “Indemnified Party”) from and against any taxes that may at any time be asserted against the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Note Registrar or the Trust Estate with respect to the transactions contemplated in this Indenture or any of the other Transaction Documents, including, without limitation, any sales, gross receipts, general corporation, tangible or intangible personal property, privilege or license taxes (but not including any taxes asserted with respect to, and as of the date of, the transfer of the Receivables to the Trust Estate, the issuance and original sale of the Notes of any Class, or asserted with respect to ownership of the Receivables, or federal, state or local income or franchise taxes or any other tax, or other income taxes arising out of payments on the Notes of any Class, or any interest or penalties with respect thereto or arising from a failure to comply therewith) and costs and expenses in defending against the same.
(b)    Notification and Defense. Promptly after any Indemnified Party shall have been served with the summons or other first legal process or shall have received written notice of the threat of a claim in respect of which a claim for indemnity may be made against the Issuer under this Section 9.2, the Indemnified Party shall notify the Issuer and the Administrator in writing of the service of such summons, other legal process or written notice, giving information therein as to the nature and basis of the claim, but failure so to notify the Issuer shall not relieve the Issuer from any liability which it may have hereunder or otherwise, except to the extent that the Issuer is prejudiced by such failure so to notify the Issuer. The Issuer will be entitled, at its own expense, to participate in the defense of any such claim or action and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party, and, after notice from the Issuer to such Indemnified Party that the Issuer wishes to assume the defense of any such action, the Issuer will not be liable to such Indemnified Party under this Section 9.2 for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense of any such action unless (i) the defendants in any such action include both the Indemnified Party and the Issuer, and the Indemnified Party (upon the advice of counsel) shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, or one or more Indemnified Parties, and which in the reasonable judgment of such counsel are sufficient to create a conflict of interest for the same counsel to represent both the Issuer and such Indemnified Party, (ii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after notice of commencement of the action, or (iii) the Issuer has authorized the employment of counsel for the Indemnified Party at the expense of the Issuer; then, in any such event, such Indemnified Party shall have the right to employ its own counsel in such action, and the reasonable fees and expenses of such counsel shall be borne by the Issuer; provided, however, that the Issuer shall not in connection with any such action or separate but substantially similar or related actions arising out of the same general allegations or circumstances, be liable for any fees and expenses of more than one firm of attorneys at any time for all Indemnified Parties. Each Indemnified Party, as a condition of the indemnity agreement contained herein, shall use its commercially reasonable efforts to cooperate with the Issuer in the defense of any such action or claim. The Issuer shall not, without the prior written consent of any Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding or threatened proceeding.
(c)    Expenses. Indemnification under this Section shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Issuer has made any indemnity payments pursuant to this Section and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts collected to the Issuer, without interest.
(d)    Survival. The provisions of this Section 9.2 shall survive the termination of this Indenture.
Section 9.3.    Merger or Consolidation, or Assumption of the Obligations, of the Issuer.
Any Person (a) into which the Issuer may be merged or consolidated, (b) which may result from any merger, conversion or consolidation to which the Issuer shall be a party, or (c) which may succeed to all or substantially all of the business or assets of the Issuer, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Issuer under this Indenture, shall be the successor to the Issuer under this Indenture without the execution or filing of any document or any further act on the part of any of the parties to this Indenture, except that if the Issuer in any of the foregoing cases is not the surviving entity, then the surviving entity shall execute an agreement of assumption to perform every obligation of the Issuer under the Transaction Documents, including Derivative Agreements entered into by the Issuer or the Indenture Trustee on its behalf, and the surviving entity shall have taken all actions necessary or reasonably requested by the Issuer, the Majority Noteholders of all Outstanding Notes or the Indenture Trustee to amend its existing financing statements and continuation statements, and file additional financing statements and to take any other steps reasonably requested by the Issuer, the Majority Noteholders of all Outstanding Notes or the Indenture Trustee to further perfect or evidence the rights, claims or security interests of the Issuer, the Noteholders or the Indenture Trustee under any of the Transaction Documents. The Issuer (i) shall provide prior written notice of any merger, consolidation or succession pursuant to this Section to the Indenture Trustee, each Derivative Counterparty and the Noteholders, (ii) shall obtain an Opinion of Counsel addressed to the Indenture Trustee and reasonably satisfactory to the Indenture Trustee, that such merger, consolidation or succession complies with the terms hereof and one or more Opinions of Counsel updating or restating all opinions delivered on the date of this Indenture with respect to corporate matters, enforceability of Transaction Documents against the Issuer, and the grant by the Issuer of a valid security interest in the Aggregate Receivables to the Indenture Trustee and the perfection of such security interest and related matters, (iii) shall receive from the Majority Noteholders of all Outstanding Notes and each Derivative Counterparty their prior written consent to such merger, consolidation or succession, absent which consent, which may not be unreasonably withheld or delayed, the Issuer shall not become a party to such merger, consolidation or succession and (iv) shall obtain an Issuer Tax Opinion.

Section 9.4.    Issuer May Not Own Notes.
The Issuer may not become the owner or pledgee of one or more of the Notes (other than any “Retained Notes” (as defined in any Indenture Supplement)). Any Person Controlling, Controlled by or under common Control with the Issuer may, in its individual or any other capacity, become the owner or pledgee of one or more Notes with the same rights as it would have if it were not an Affiliate of the Issuer, except as otherwise specifically provided in the definition of the term “Noteholder.” The Notes so owned by or pledged to such Controlling, Controlled or commonly Controlled Person shall have an equal and proportionate benefit under the provisions of this Indenture, without preference, priority or distinction as among any of the Notes, except as set forth herein with respect to, among other things, rights to vote, consent or give directions to the Indenture Trustee as a Noteholder.
Section 9.5.    Covenants of Issuer.
(a)    Organizational Documents; Unanimous Consent. The Issuer hereby covenants that its Organizational Documents provide that they may not be amended or modified without (i) notice to the Indenture Trustee and (ii) the prior written consent of the Administrative Agent, unless and until this Indenture shall have been satisfied, discharged and terminated. The Issuer will at all times comply with the terms of its Organizational Documents. In addition, notwithstanding any other provision of this Section and any provision of law, the Issuer shall not do any of the following without the affirmative vote of its Independent Manager as such term is defined in the Issuer’s Organizational Documents: (A) dissolve or liquidate, in whole or in part, or institute proceedings to be adjudicated bankrupt or insolvent, (B) consent to the institution of bankruptcy or insolvency proceedings against it, (C) file a petition seeking, or consent to, reorganization or relief under any applicable federal, state or foreign law relating to bankruptcy or similar matters, (D) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Issuer or a substantial part of its property, (E) make any assignment for the benefit of creditors, (F) admit in writing its inability to pay its debts generally as they become due, or (G) take any action in furtherance of the actions set forth in clauses (A) through (F) above; or (1) merge or consolidate with or into any other person or entity or sell or lease its property or all or substantially all of its assets to any person or entity; or (2) modify any provision of its Organizational Documents.
(b)    Preservation of Existence. The Issuer hereby covenants to do or cause to be done all things necessary on its part to preserve and keep in full force and effect its rights and franchises as a statutory trust under the laws of the State of Delaware, and to maintain each of its licenses, approvals, permits, registrations or qualifications in all jurisdictions in which its ownership or lease of property or the conduct of its business requires such licenses, approvals, registrations or qualifications, except for failures to maintain any such licenses, approvals, registrations or qualifications which, individually or in the aggregate, would not have a material Adverse Effect.
(c)    Compliance with Laws. The Issuer hereby covenants to comply in all material respects with all applicable laws, rules and regulations and orders of any governmental authority, the noncompliance with which would have a material Adverse Effect or a material adverse effect on the business, financial condition or results of operations of the Issuer.

(d)    Payment of Taxes. The Issuer hereby covenants to pay and discharge promptly or cause to be paid and discharged promptly all taxes, assessments and governmental charges or levies imposed upon the Issuer or upon its income and profits, or upon any of its property or any part thereof, before the same shall become in default, provided that the Issuer shall not be required to pay and discharge any such tax, assessment, charge or levy so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and the Issuer shall have set aside on its books adequate reserves with respect to any such tax, assessment, charge or levy so contested.
(e)    Investments. The Issuer hereby covenants that it will not, without the prior written consent of the Majority Noteholders of all Outstanding Notes, acquire or hold any indebtedness for borrowed money of another person, or any capital stock, debentures, partnership interests or other ownership interests or other securities of any Person, other than Permitted Investments as provided hereunder and the Receivables acquired under the Receivables Sale Agreement, the Receivables Pooling Agreement and each Assignment and Recognition Agreement.
(f)    Keeping Records and Books of Account. The Issuer hereby covenants and agrees to maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Receivables in the event of the destruction or loss of the originals thereof) and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the daily identification of all collections with respect to, and adjustments of amounts payable under, each Receivable). The Administrator shall ensure compliance with this Section 9.5(f).
(g)    Employee Benefit Plans. The Issuer hereby covenants and agrees to comply in all material respects with the provisions of ERISA, the Code, and all other applicable laws, and the regulations and interpretations thereunder to the extent applicable, with respect to each Employee Benefit Plan.
(h)    No Release. The Issuer shall not take any action and shall use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person’s covenants or obligations under any Transaction Document, Designated Servicing Contract or other document, instrument or agreement included in the Trust Estate, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such document, instrument or agreement.
(i)    Separate Identity. The Issuer acknowledges that the Noteholders are entering into the transactions contemplated by this Indenture in reliance upon the Issuer’s identity as a legal entity that is separate from the Receivables Seller, the Depositor or the Servicer (each, a “Facility Entity”). Therefore, from and after the date of execution and delivery of this Indenture, the Issuer shall take all reasonable steps to maintain the Issuer’s identity as a separate legal entity and to make it manifest to third parties that the Issuer is an entity with assets and liabilities distinct from those of each Facility Entity and not a division of a Facility Entity.

(j)    Compliance with and Enforcement of Transaction Documents. The Issuer hereby covenants and agrees to comply in all respects with the terms of, employ the procedures outlined in and enforce the obligations of the parties to all of the Transaction Documents to which the Issuer is a party, and take all such action to such end as may be from time to time reasonably requested by the Indenture Trustee, and/or the Majority Noteholders of all Outstanding Notes, maintain all such Transaction Documents in full force and effect and make to the parties thereto such reasonable demands and requests for information and reports or for action as the Issuer is entitled to make thereunder and as may be from time to time reasonably requested by the Indenture Trustee.
(k)    No Sales, Liens, Etc. Against Receivables and Trust Property. The Issuer hereby covenants and agrees, except for releases specifically permitted hereunder, not to sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist, any Adverse Claim (other than the Security Interest created hereby or any Permitted Liens) upon or with respect to, any Receivables or Trust Property, or any interest in either thereof, or upon or with respect to any Trust Account, or assign any right to receive income in respect thereof. The Issuer shall promptly, but in no event later than two (2) Business Days after a Responsible Officer has obtained actual knowledge thereof, notify the Indenture Trustee of the existence of any Adverse Claim on any Receivables or Trust Estate, and the Issuer shall defend the right, title and interest of each of the Issuer and the Indenture Trustee in, to and under the Receivables and Trust Estate, against all claims of third parties.
(l)    No Change in Business. The Issuer covenants that it shall not make any change in the character of its business.
(m)    No Change in Name, Etc.; Preservation of Security Interests. The Issuer covenants that it shall not make any change to its company name, or use any trade names, fictitious names, assumed names or “doing business as” names. The Issuer will from time to time, at its own expense, execute and file such additional financing statements (including continuation statements) as may be necessary to ensure that at any time, the interest of the Issuer in all of the Receivables and such other portion of the Trust Estate as to which a sale or Security Interest may be perfected by filing under the UCC, and the Security Interest of the Indenture Trustee in all of the Receivables and such other portion of the Trust Estate as to which a Security Interest may be perfected by filing under the UCC, are fully protected subject in all respects to the terms of this Indenture and the applicable Consent.
(n)    No Institution of Insolvency Proceedings. The Issuer covenants that it shall not institute Insolvency Proceedings with respect to the Issuer or any Affiliate thereof or consent to the institution of Insolvency Proceedings against the Issuer or any Affiliate thereof or take any action in furtherance of any such action, or seek dissolution or liquidation in whole or in part of the Issuer or any Affiliate thereof.
(o)    Money for Note Payments To Be Held in Trust. The Issuer shall cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee, subject to the provisions of this Section, that such Paying Agent shall:

(i)    hold all sums held by it in respect of payments on Notes in trust for the benefit of the Noteholders entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;
(ii)    give the Indenture Trustee notice of any default by the Issuer (or any other obligor upon the Notes) in the making of any payment; and
(iii)    at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent.
The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or direct any Paying Agent to pay, to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and, upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.
(p)    Protection of Trust Estate. The Issuer shall from time to time execute and deliver to the Indenture Trustee and the Administrative Agent all such supplements and amendments hereto (a copy of which shall be provided to the Noteholders) and all such financing statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action as is necessary or advisable to:
(i)    Grant more effectively all or any portion of the Trust Estate;
(ii)    maintain or preserve the Security Interest or carry out more effectively the purposes hereof;
(iii)    perfect, publish notice of, or protect the validity of any Grant made or to be made by this Indenture;
(iv)    enforce any of the Receivables or, where appropriate, any Security Interest in the Trust Estate and the proceeds thereof;
(v)    promptly to amend, or to cause to be amended, as necessary, any filings or recordings against the Issuer relating to the Grant necessary to conform to the requirements of Fannie Mae or Freddie Mac, including any legend required by Fannie Mae or Freddie Mac to be included in such filings or recordings; or
(vi)    preserve and defend title to the Trust Estate and the rights of the Indenture Trustee and the Noteholders therein against the claims of all persons and parties.
(q)    Investment Company Act. The Issuer shall conduct its operations in a manner which shall not subject it to registration as an “investment company” under the Investment Company Act.
(r)    [RESERVED].

(s)    Sanctions. The Issuer hereby covenants that it will not directly or indirectly use the proceeds of the Notes, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, to fund activities of or business with any Person, or in any country or territory, that at the time of such funding or facilitation, is the subject of Sanctions, or in a manner that would otherwise cause any Person to violate any Sanctions.
(t)    No Subsidiaries. The Issuer shall not form or hold interests in any Subsidiaries.
(u)    No Indebtedness. The Issuer shall not incur any indebtedness other than the Notes, and shall not guarantee any other Person’s indebtedness or incur any capital expenditures.
Article X

The Administrator and Servicer
Section 10.1.    Representations and Warranties of Administrator and Servicer.
Each of the Administrator and the Servicer hereby makes the following representations and warranties for the benefit of the Indenture Trustee, as of the Closing Date, and as of the date of each Grant of Receivables to the Indenture Trustee pursuant to this Indenture.
(a)    Organization and Good Standing. The Administrator and the Servicer is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware. The Servicer is duly qualified to do business and is in good standing (or is exempt from such requirements) and has obtained all necessary licenses and approvals in each jurisdiction in which the failure so to qualify, or to obtain such licenses or approvals, would have a material Adverse Effect.
(b)    Power and Authority; Binding Obligation. Each of the Administrator and the Servicer has the power and authority to make, execute, deliver and perform its obligations under this Indenture and any related Indenture Supplement and each other Transaction Document to which it is a party and all of the transactions contemplated hereunder and thereunder, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Indenture and each Indenture Supplement and each other Transaction Document to which it is a party; this Indenture and each Indenture Supplement and each other Transaction Document to which it is a party constitutes a legal, valid and binding obligation of the Administrator and the Servicer, enforceable against each of the Administrator and the Servicer in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity) or by public policy with respect to indemnification under applicable securities laws.
(c)    No Violation. The execution and delivery of this Indenture and each Indenture Supplement and each other Transaction Document to which it is a party by each of the Administrator and the Servicer and each of their performance and compliance with the terms of this Indenture and each Indenture Supplement and each other Transaction Document to which it is a party will not violate (i) the Administrator’s or the Servicer’s Charter, Bylaws or other organizational documents or (ii) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Administrator or the Servicer is a party or which may be applicable to the Administrator or the Servicer or any of their respective assets or (iii) violate any statute, ordinance or law or any rule, regulation, order, writ, injunction or decree of any court or of any public, governmental or regulatory body, agency or authority applicable to the Administrator or the Servicer or their respective properties.
(d)    No Proceedings. No proceedings, investigations or litigation before any court, tribunal or governmental body is currently pending, nor to the knowledge of the Administrator or the Servicer is threatened against the Administrator or the Servicer, nor is there any such proceeding, investigation or litigation currently pending, nor, to the knowledge of the Administrator or the Servicer, is any such proceeding, investigation or litigation threatened against the Administrator or the Servicer with respect to this Indenture, any Indenture Supplement or any other Transaction Document or the transactions contemplated hereby or thereby that could reasonably be expected to have a material Adverse Effect.
(e)    No Consents Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Administrator or the Servicer of or compliance by the Administrator or the Servicer with this Indenture, any Indenture Supplement or the consummation of the transactions contemplated by this Indenture, any Indenture Supplement except for consents, approvals, authorizations and orders which have been obtained.
(f)    Information. No written statement, report or other document furnished or to be furnished pursuant to this Indenture or any other Transaction Document to which it is a party by the Administrator or the Servicer contains or will contain any statement that is or will be inaccurate or misleading in any material respect.
(g)    Reserved.
(h)    Foreign Corrupt Practices Act. Neither the Servicer nor, to its knowledge, any director, officer, agent or employee of the Servicer is aware of or has taken any action, directly or indirectly, that would result in a violation in any material respect by such persons of the FCPA; and the Servicer has conducted its business in compliance in all material respects with the FCPA and has instituted and maintains policies and procedures designed to ensure continued compliance therewith.
(i)    Anti-Money Laundering. The operations of the Servicer are conducted and, to its knowledge, have been conducted in all material respects in compliance with the applicable anti-money laundering statutes of all jurisdictions to which the Servicer is subject and the rules and regulations thereunder, including the U.S. Anti-Money Laundering Laws, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Servicer with respect to the U.S. Anti-Money Laundering Laws is pending or, to the knowledge of the Servicer threatened.

(j)    Sanctions. Neither the Servicer nor its Subsidiaries, nor, to its knowledge, any of its or its Subsidiaries’ directors, officers, agents, Subsidiaries or employees, is a Person that is, or is owned or controlled by Persons that are (1) the subject of any Sanctions or (2) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions; including, without limitation, Cuba, Iran, North Korea, Sudan and Syria.
Section 10.2.    Covenants of Administrator and Servicer.
(a)    Amendments to Designated Servicing Contracts. The Administrator and the Servicer each hereby covenants and agrees not to consent to any amendment to the Designated Servicing Contracts without the prior written consent of the Majority Noteholders of all Outstanding Notes, each Derivative Counterparty and of each Supplemental Credit Enhancement Provider and each Liquidity Provider, except for such amendments that (i) would have no adverse effect upon the collectability or timing of payment of any of the Aggregate Receivables or the performance of its, the Depositor’s or the Issuer’s obligations under the Transaction Documents, (ii) would not otherwise adversely affect the interest of the Noteholders, any Derivative Counterparty, any Supplement Credit Enhancement Provider or any Liquidity Provider, or (iii) are required by Fannie Mae or Freddie Mac or unilaterally made by Fannie Mae or Freddie Mac, as applicable. The Administrator shall, within five (5) Business Days following the effectiveness of such amendments, deliver to the Indenture Trustee copies of all such amendments. For the avoidance of doubt, to the extent permitted by Freddie Mac or Fannie Mae, as applicable, the Servicer may terminate, amend or otherwise modify any agreement pursuant to which any Eligible Subservicer is subservicing any Designated Servicing Contract on behalf of the Servicer in order to terminate the subservicing arrangement with respect to such Designated Servicing Contract; provided, that the Servicer shall provide notice of any such termination, amendment or modification to the Administrative Agent and the Indenture Trustee.
(b)    Maintenance of Security Interest. The Administrator shall from time to time, at its own expense, file such additional financing statements (including continuation statements) as may be necessary to ensure that at any time, the Security Interest of the Indenture Trustee (on behalf of itself, the Noteholders, any Derivative Counterparty, any Supplemental Credit Enhancement Provider and any Liquidity Provider) in all of the Aggregate Receivables and the other Collateral is fully protected in accordance with the UCC and that the Security Interest of the Indenture Trustee in the Receivables and the rest of the Trust Estate remains perfected and of first priority. The Administrator shall take all steps necessary to ensure compliance with Section 9.5(m).
(c)    Amendments to any Subservicing Contract. The Servicer agrees to deliver to the Administrative Agent a copy of each amendment to any Subservicing Contract promptly following the execution thereof.
(d)    Compliance with Designated Servicing Contracts. The Servicer shall not fail to comply with its obligations as the servicer under each of the Designated Servicing Contracts, which failure would have a material Adverse Effect on the interests of the Noteholders under this Indenture. The Servicer shall immediately notify the Indenture Trustee of any Event of Default or its receipt of a notice of termination under any Designated Servicing Contract. The Indenture Trustee shall forward any such notification to each Noteholder.

(e)    Compliance with Obligations. Each of the Administrator and the Servicer shall comply with all their other obligations and duties set forth in this Indenture and any other Transaction Document. The Administrator shall not permit the Issuer to engage in activities that could violate its covenants in this Indenture. Notwithstanding any Subservicing Contract, any of the provisions of this Indenture relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and primarily liable to the Indenture Trustee and the Noteholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Indenture without diminution of such obligation or liability by virtue of such Subservicing Contracts or arrangements or by virtue of indemnification from the related Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. To the extent permitted by the Fannie Mae Lender Contract or the Freddie Mac Guide and the Freddie Mac Purchase Documents, as applicable, the Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer and nothing contained in this Indenture shall be deemed to limit or modify such indemnification.
(f)    Reimbursement of Advances upon Transfer of Servicing. In connection with any sale or transfer of servicing under any Designated Servicing Contract or with respect to any Designated Pool, the Servicer shall collect (or cause the Subservicer to collect) reimbursement of all outstanding Advances under such Designated Servicing Contract or Designated Pool prior to transferring the servicing under such Designated Servicing Contract or Designated Pool, except that, in the case of Delinquency Advance Receivables, a written agreement of the transferee that it will remit reimbursement of all outstanding Delinquency Advances by the next month’s remittance date shall suffice.
(g)    Notice of Unmatured Defaults and Servicer Termination Events. The Servicer shall provide written notice to the Indenture Trustee and each VFN Noteholder of any Unmatured Default or Servicer Termination Event, immediately following the receipt by a Responsible Officer of the Servicer of notice, or the obtaining by a Responsible Officer of the Servicer of actual knowledge, of such Unmatured Default or Servicer Termination Event.
(h)    Reimbursement of Escrow, Corporate Advance, and Delinquency Advances. The Servicer shall withdraw (or cause the Subservicer to withdraw) Advance Reimbursement Amounts from the appropriate Escrow Custodial Account or Principal and Interest Custodial Account to reimburse any Escrow Advance, Corporate Advance, or Delinquency Advance within two (2) Business Days after receipt of amounts in such account that may be used to reimburse such Advances pursuant to Section 8301.19 of the Freddie Mac Guide or Part A, Subpart A2, Chapter A2-1-01 of the Fannie Mae Guide or Chapter 2-04 of the Fannie Mae Investor Reporting Manual, as applicable.
(i)    Administrator Instructions and Functions Performed by Issuer. The Administrator shall perform the administrative or ministerial functions specifically required of the Issuer pursuant to this Indenture and any other Transaction Document.

(j)    Nature of Business. None of the Administrator, the Servicer or any of their Subsidiaries shall make any material change in the nature of its business from Current Business Operations.
(k)    Adherence to Servicing Standards. The Servicer shall comply at all times with the following (collectively, the “Servicing Standards”):
(i)    the Servicer shall make Advances and seek reimbursement of Advances in accordance with the terms of the related Designated Servicing Contract and the Fannie Mae Guide or Freddie Mac Guide, as applicable;
(ii)    to the extent permitted by the Fannie Mae Guide or Freddie Mac Guide, as applicable, the Servicer shall apply all Advance Reimbursement Amounts on a “first-in, first out” or “FIFO” basis such that the Advances of a particular type that were disbursed first in time will be reimbursed prior to the Advances of the same type with respect to that Mortgage Loan that were disbursed later in time;
(iii)    the Servicer shall identify on its systems and in its records that the Issuer as the owner of each Receivable and that such Receivable has been pledged to the Indenture Trustee;
(iv)    the Servicer shall maintain systems and operating procedures necessary to comply with all of the terms of the Transaction Documents;
(v)    the Servicer shall cooperate with the Indenture Trustee acting as Calculation Agent in its duties set forth in the Transaction Documents; and
(vi)    the Servicer shall make all Advances within the time period required under the related Designated Servicing Contract, unless such failure to make any Advances results from inadvertence and is remedied on or prior to the related distribution date for the related Pool.
Notwithstanding the foregoing or anything otherwise herein to the contrary, any Subservicer may perform any of the tasks or duties described above, herein or otherwise under any applicable Designated Servicing Contract so long as the Subservicer is an Eligible Subservicer.
(l)    Sanctions. The Servicer hereby covenants that it will not directly or indirectly use the proceeds of the Notes, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, to fund activities of or business with any Person, or in any country or territory, that at the time of such funding or facilitation, is the subject of Sanctions, or in a manner that would otherwise cause any Person to violate any Sanctions.
(m)    Notices. The first of the Servicer or the Administrator to receive written notice either by Freddie Mac and/or Fannie Mae that suspends or terminates the Servicer’s right to reimbursement of Delinquency Advance Receivables, Escrow Advance Receivables or Corporate Advance Receivables shall give written notice of the foregoing to each of the

Indenture Trustee and the Administrative Agent within one (1) Business Day of its receipt of such written notice from Freddie Mac and/or Fannie Mae.
Section 10.3.    Liability of Administrator and Servicer; Indemnities.
(a)    Obligations. Each of the Administrator and the Servicer, jointly and severally, shall indemnify, defend and hold harmless the Indenture Trustee, the Note Registrar, the Custodian, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Trust Estate, the Owner Trustee, each Derivative Counterparty and the Noteholders (each an “Indemnified Party”) from and against any and all costs, expenses, losses, claims, damages and liabilities (including such reasonable and documented out-of-pocket fees and expenses incurred in enforcing the Indemnifying Party’s right to indemnification) to the extent that such cost, expense, loss, claim, damage or liability arose out of, and was imposed upon, the Indenture Trustee, the Note Registrar, the Custodian, the Owner Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Trust Estate or any Noteholder (i) in the case of indemnification by the Administrator, by reason of a violation of law, negligence, willful misfeasance or bad faith of the Administrator (or of the Receivables Seller, the Depositor or of the Issuer as a result of a direction, act or omission by the Administrator), in the performance of their respective obligations under this Indenture and the other Transaction Documents or (ii) in the case of indemnification by the Servicer, by reason of a violation of law, negligence, willful misfeasance or bad faith of the Servicer, in the performance of its respective obligations under this Indenture and the other Transaction Documents or as servicer under the Designated Servicing Contracts and Designated Pools, or by reason of the breach by the Servicer of any of its representations, warranties or covenants hereunder or under the Designated Servicing Contracts; provided that any indemnification amounts payable by the Administrator or the Servicer, as the case may be, to the Owner Trustee hereunder shall not be duplicative of any indemnification amount paid by the Administrator to the Owner Trustee in accordance with the Trust Agreement or under the Administration Agreement.
(b)    Notification and Defense. Promptly after any Indemnified Party shall have been served with the summons or other first legal process or shall have received written notice of the threat of a claim in respect of which a claim for indemnity may be made against the Administrator or the Servicer (such party, as the case may be, being referred to herein as the “Indemnifying Party”) under this Section 10.3, the Indemnified Party shall notify the Indemnifying Party in writing of the service of such summons, other legal process or written notice, giving information therein as to the nature and basis of the claim, but failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which it may have hereunder or otherwise, except to the extent that the Indemnifying Party is prejudiced by such failure so to notify the Indemnifying Party. The Indemnifying Party will be entitled, at its own expense, to participate in the defense of any such claim or action and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party, and, after notice from the Indemnifying Party to such Indemnified Party that the Indemnifying Party wishes to assume the defense of any such action, the Indemnifying Party will not be liable to such Indemnified Party under this Section 10.3 for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense of any such action unless (i) the defendants in any such action include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party (upon the advice of counsel) shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Indemnifying Party, or one or more Indemnified Parties, and which in the reasonable judgment of such counsel are sufficient to create a conflict of interest for the same counsel to represent both the Indemnifying Party and such Indemnified Party, (ii) the Indemnifying Party shall not have employed counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after notice of commencement of the action, or (iii) the Indemnifying Party has authorized the employment of counsel for the Indemnified Party at the expense of the Indemnifying Party; then, in any such event, such Indemnified Party shall have the right to employ its own counsel in such action, and the reasonable fees and expenses of such counsel shall be borne by the Indemnifying Party; provided, however, that the Indemnifying Party shall not in connection with any such action or separate but substantially similar or related actions arising out of the same general allegations or circumstances, be liable for any fees and expenses of more than one firm of attorneys at any time for all Indemnified Parties. Each Indemnified Party, as a condition of the indemnity agreement contained herein, shall use its commercially reasonable efforts to cooperate with the Indemnifying Party in the defense of any such action or claim. The Indemnifying Party shall not, without the prior written consent of any Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding or threatened proceeding.
(c)    Expenses. Indemnification under this Section shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation (including such reasonable and documented out-of-pocket fees and expenses incurred in enforcing the Indemnifying Party’s right to indemnification). If the Indemnifying Party has made any indemnity payments pursuant to this Section and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts collected to the Indemnifying Party, without interest.
(d)    Survival. The provisions of this Section shall survive the resignation or removal of the Indenture Trustee (in any of its capacities), the Calculation Agent, the Securities Intermediary and the Paying Agent and the termination of this Indenture.
Section 10.4.    Merger or Consolidation, or Assumption of the Obligations, of the Administrator or the Servicer.
Any Person (a) into which the Administrator or the Servicer may be merged or consolidated, (b) which may result from any merger, conversion or consolidation to which the Administrator or the Servicer shall be a party, or (c) which may succeed to all or substantially all of the business or assets of the Administrator or the Servicer, as the case may be, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Administrator or the Servicer, as applicable, under this Indenture, shall be the successor to the Administrator or the Servicer, as applicable, under this Indenture without the execution or filing of any paper or any further act on the part of any of the parties to this Indenture; provided, however, that (i) such merger, consolidation or conversion shall not cause a Target Amortization Event for any Series or a Facility Early Amortization Event, or an event which with notice, the passage of time or both would become a Target Amortization Event for any Series or a Facility Early Amortization Event, and (ii) prior to any such merger, consolidation or conversion the Administrator shall have delivered to the Indenture Trustee an Opinion of Counsel to the effect that such merger, consolidation or conversion complies with the terms of this Indenture and one or more Opinions of Counsel updating or restating all opinions delivered on the date of this Indenture with respect to corporate matters and the enforceability of Transaction Documents against the Administrator or the Servicer, as the case may be, true sale as to the transfers of the Aggregate Receivables from the Servicer as Receivables Seller to the Depositor and non-consolidation of the Servicer with the Depositor and security interest and tax and any additional opinions required under any related Indenture Supplement; provided, further, that the conditions specified in clause (ii) shall not apply to any transaction in which an Affiliate of the Receivables Seller assumes the obligations of the Receivables Seller and otherwise satisfies the eligibility criteria applicable to the Servicer under the Designated Servicing Contracts and the Designated Pools. The Administrator or the Servicer, as the case may be, shall provide prior written notice of any merger, consolidation or succession pursuant to this Section to the Indenture Trustee and the Noteholders.
Except as described in the preceding paragraph, none of the Administrator or Servicer may assign or delegate any of its rights or obligations under this Indenture or any other Transaction Document.
Section 10.5.    Termination of Servicer’s Servicing Rights; Fannie Mae’s Rights.
The Security Interest granted hereunder is subject and subordinate to all rights, remedies, and prerogatives of Fannie Mae under and in connection with the Fannie Mae Consent and the Fannie Mae Requirements (subject to the terms of the Fannie Mae Consent) and the Indenture Trustee acknowledges and agrees, and each Noteholder, upon the acquisition of an interest in a Note, and each Derivative Counterparty, each Supplemental Credit Enhancement Provider or Liquidity Provider, as applicable, by accepting its rights as a third-party beneficiary hereunder is deemed to acknowledge and agree, to such rights, remedies and prerogatives. Notwithstanding anything to the contrary in this Agreement or any other Transaction Document, each of the Indenture Trustee and the Issuer agrees, and each Noteholder by its acceptance of a Note and each Derivative Counterparty, each Supplemental Credit Enhancement Provider or Liquidity Provider, as applicable, by accepting its rights as a third-party beneficiary hereunder, is deemed to agree, to the following:
(a)    The rights of any Noteholder, the Issuer, each Derivative Counterparty, each Supplemental Credit Enhancement Provider or Liquidity Provider, as applicable, and the Indenture Trustee acting for any of them, in each case, will be subject and subordinate in all respects to all rights, powers, and prerogatives of Fannie Mae under the Fannie Mae Lender Contract and the Fannie Mae Consent, and notwithstanding the provisions of Section 8.9, no Noteholder, Derivative Counterparty, Supplemental Credit Enhancement Provider or Liquidity Provider enjoys privity of contract with Fannie Mae or is entitled to any benefit under the Fannie Mae Consent except to the extent that the Indenture Trustee is entering into and shall perform under the Fannie Mae Consent in its capacity as Indenture Trustee for the benefit of the Secured Parties; and

(b)    Fannie Mae has the right to terminate the Servicer with or without cause and controls the process for the disposition of assets, including the servicing rights relating to the Fannie Mae Mortgage Loans, under the Fannie Mae Consent in the event of a termination of the Servicer or other transfer of servicing rights, in whole or in part, it being understood, that any such termination will constitute, and be subject to the terms herein regarding, a Consent Withdrawal Date.
Article XI

The Indenture Trustee
Section 11.1.    Certain Duties and Responsibilities.
(a)    The Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture with respect to the Notes, and no implied covenants, duties (including implied fiduciary duties) or obligations will be read into this Indenture against the Indenture Trustee.
(b)    In the absence of bad faith on its part, the Indenture Trustee may, with respect to Notes, reasonably rely upon reports or documents and conclusively rely upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture, as to the truth of the statements and the correctness of the opinions expressed therein; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee will be under a duty to examine the same to determine whether or not they conform on their face to the requirements of this Indenture but need not confirm or investigate the accuracy of any mathematical calculations or other facts stated therein.
(c)    If an Event of Default of which a Responsible Officer of the Indenture Trustee has actual knowledge or has received written notice has occurred and is continuing, the Indenture Trustee will exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs; provided, however, that such duty to exercise its rights and powers shall not be deemed to require the Indenture Trustee to take any action if the terms of this Indenture provide that the Indenture Trustee acts at the direction of another Person, including any Noteholder, and such Person has not provided such direction.
(d)    No provision of this Indenture will be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:
(i)    this subsection (d) will not be construed to limit the effect of subsection (a) of this Section 11.1;
(ii)    the Indenture Trustee will not be liable for any error of judgment made in good faith by an Indenture Trustee Authorized Officer, unless it will be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;

(iii)    the Indenture Trustee will not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Majority Noteholders or the Administrative Agent relating to the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee, under this Indenture with respect to the Notes of any Class, to the extent consistent with Sections 8.7 and 8.8;
(iv)    no provision of this Indenture will require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it has reasonable grounds for believing that repayment of such funds or indemnity satisfactory to the Indenture Trustee against such risk or liability is not reasonably assured to it;
(v)    whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee will be subject to the provisions of this Section;
(vi)    The Indenture Trustee shall execute or shall have executed a Consent with each of Freddie Mac and Fannie Mae and, in accordance with the terms and provisions thereof, shall provide an instruction letter to Freddie Mac and Fannie Mae, respectively, in form and substance satisfactory to the Administrative Agent in its sole discretion directing Freddie Mac or Fannie Mae, as applicable, to remit all Advance Reimbursement Amounts directly into the Collection and Funding Account in accordance with the applicable wire instructions set forth on Schedule 3;
(vii)    the Indenture Trustee shall not be under any obligation to take any action in the performance of its respective duties hereunder that would be in violation of applicable law;
(viii)    each of the parties hereto hereby agrees and, as evidenced by its acceptance of any benefits hereunder, any Noteholder agrees that the Indenture Trustee in any capacity (x) has not provided and will not provide in the future, any advice, counsel or opinion regarding the tax, regulatory, financial investment, securities law or insurance implications and consequences of the formation, funding and ongoing administration of the Issuer, including, but not limited to, income, gift and estate tax issues, insurable interest issues, risk retention issues, doing business or other licensing matters and the initial and ongoing selection and monitoring of financing arrangements, (y) has not made any investigation as to the accuracy of any representations, warranties or other obligations of the Issuer under the Transaction Documents and shall have no liability in connection therewith and (z) the Indenture Trustee has not prepared or verified, and shall not be responsible or liable for, any information, disclosure or other statement in any disclosure or offering document or in any other document issued or delivered, except for documents it is responsible to deliver under the terms of this Indenture, in connection with the sale or transfer of the Notes; and
(ix)    the Indenture Trustee is hereby directed to enter into each Transaction Document to which it is to be a party. Except as otherwise expressly described herein, the

Indenture Trustee shall have no obligation or duty to exercise any right or obligation of the Indenture Trustee under any Transaction Document unless provided with written direction to do so by an appropriate party.
Section 11.2.    Notice of Defaults.
Except as otherwise provided in Section 3.3(b), within ninety (90) days after the occurrence of any Event of Default hereunder and such Event of Default is continuing and has not be waived, the Indenture Trustee will transmit by mail to all registered Noteholders, as their names and addresses appear in the Note Register, notice of such default hereunder known to the Indenture Trustee; provided, however, that, except in the case of a default in the payment of the principal of or interest on any Note of any Series or Class, the Indenture Trustee will be protected in withholding such notice if and so long as an Indenture Trustee Responsible Officer in good faith determines that the withholding of such notice is in the interests of the Noteholders of such Series or Class. For the purpose of this Section, the term “default” means any event which is, or after notice or lapse of time or both would become, an Event of Default.
Section 11.3.    Certain Rights of Indenture Trustee.
Except as otherwise provided in Section 11.1:
(a)    the Indenture Trustee may conclusively rely and will be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document (whether in its original or facsimile form), including, but not limited to, any Funding Certification, believed by it to be genuine and to have been signed or presented by the proper party or parties;
(b)    whenever in the administration of this Indenture the Indenture Trustee deems it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Indenture Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, request, receive and rely upon an Officer’s Certificate or Opinion of Counsel;
(c)    the Indenture Trustee may consult with counsel of its own selection and the advice of such counsel or any Opinion of Counsel will be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;
(d)    the Indenture Trustee will be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Indenture Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;
(e)    the Indenture Trustee will not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, unless requested in writing to do so by the Majority Noteholders; provided, however, that if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture, the Indenture Trustee may require indemnity satisfactory to the Indenture Trustee against such cost, expense or liability as a condition to taking any such action;
(f)    the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Indenture Trustee will not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;
(g)    the Indenture Trustee will not be responsible for filing any financing statements or continuation statements in connection with the Notes, but will cooperate with the Issuer in connection with the filing of such financing statements or continuation statements;
(h)    the Indenture Trustee shall not be deemed to have notice of any default, Event of Default, Facility Early Amortization Event, Cease Funding Event, Consent Withdrawal Date, Funding Interruption Event or Servicer Termination Event unless an Indenture Trustee Responsible Officer has actual knowledge thereof or unless five (5) Business Days’ written notice of any event which is in fact such a default, Event of Default, Facility Early Amortization Event, Cease Funding Event, Consent Withdrawal Date, Funding Interruption Event or Servicer Termination Event is received by the Indenture Trustee at the Corporate Trust Office of the Indenture Trustee, and such notice references the Notes and this Indenture; in the absence of receipt of such notice or actual knowledge, the Indenture Trustee may conclusively assume that there is no default, Event of Default, Facility Early Amortization Event, Cease Funding Event, Consent Withdrawal Date, Funding Interruption Event or Servicer Termination Event;
(i)    the rights, privileges, protections, immunities and benefits given to the Indenture Trustee hereunder and under each Transaction Document, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable (without duplication) by, the Indenture Trustee or Citibank, as applicable, in each of its capacities hereunder and thereunder (including, without limitation, Calculation Agent, Paying Agent, Custodian, Securities Intermediary and Note Registrar) (it being understood that 11.1(c) will only apply to the Indenture Trustee and will not apply to the Calculation Agent, Paying Agent, Custodian, Securities Intermediary, Note Registrar or Citibank in any other capacity), and each agent, custodian and other person employed to act hereunder and thereunder;
(j)    none of the provisions contained in this Indenture shall in any event require the Indenture Trustee to perform, monitor or be responsible for the manner of performance of, any of the obligations of the Servicer under this Indenture, the Issuer or any other Person;
(k)    the Indenture Trustee shall have no duty (A) to see to any recording, filing, or depositing of this Indenture or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Estate other than from funds available in the Trust Accounts or (D) to confirm or verify the contents of any reports or certificates of the Servicer or the Administrator delivered to the Indenture Trustee pursuant to this Indenture believed by the Indenture Trustee to be genuine and to have been signed or presented by the proper party or parties;
(l)    the Indenture Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture or the other Transaction Documents; provided, however, that the Indenture Trustee’s conduct does not constitute willful misconduct, gross negligence, fraud or bad faith;
(m)    the right of the Indenture Trustee to perform any discretionary act enumerated in this Indenture shall not be construed as a duty, and the Indenture Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act;
(n)    the Indenture Trustee shall not be required to give any bond or surety in respect of the execution of the Trust Estate created hereby or the powers granted hereunder;
(o)    in making or disposing of any investment permitted by this Indenture, the Indenture Trustee is authorized to deal with itself (in its individual capacity) or with any one or more of its Affiliates, in each case on an arm’s-length basis and on standard market terms, whether it or such Affiliate is acting as a subagent of the Indenture Trustee or for any third Person or dealing as principal for its own account;
(p)    provided that the Indenture Trustee will use commercially reasonable efforts to mitigate the effects of such events, the Indenture Trustee shall not be responsible for delays or failures in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation strikes, work stoppages, accidents, epidemics or pandemics, quarantine, shelter-in-place or similar directive, guidance, policy or other action by any Governmental Authority, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts or God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services;
(q)    the Indenture Trustee shall not be liable for failing to comply with its obligations under this Indenture or any related Transaction Document in so far as the performance of such obligations is dependent upon the timely receipt of instructions and/or other information from any other Person which are not received or not received by the time required;
(r)    if at any time the Indenture Trustee is served with any arbitral, judicial or administrative order, judgment, award, decree, writ or other form of arbitral, judicial or administrative process from a court, administrative or governmental body of competent jurisdiction which in any way affects this Indenture, the Notes, the Trust Estate or any part thereof or funds held by it (including, but not limited to, orders of attachment or garnishment or other forms of levies or injunctions), it shall (i) forward a copy of such arbitral, judicial or administrative order, judgment, award, decree, writ or other form of arbitral, judicial or administrative process to the Issuer and the Administrative Agent (to the extent not prohibited by applicable law) and (ii) be authorized to comply therewith in any manner as it or its legal counsel of its own choosing deems appropriate; and if the Indenture Trustee complies with any such arbitral, judicial or administrative order, judgment, award, decree, writ or other form of arbitral, judicial or administrative process from a court, administrative or governmental body of competent jurisdiction, the Indenture Trustee shall not be liable to any of the parties hereto or to any other person or entity even though such order, judgment, award, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect;
(s)    notwithstanding anything in this Indenture to the contrary, in no event shall the Indenture Trustee be liable for any special, punitive, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Indenture Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action;
(t)    the Indenture Trustee shall not be under any obligation to (i) exercise any of the trusts or powers vested in it by this Indenture, other than its obligation to give notices pursuant to this Indenture, (ii) institute, conduct, defend or otherwise participate in any litigation or other legal proceeding hereunder or in relation hereto at the request, order or direction of any of the Noteholders pursuant to the provisions of this Indenture, or (iii) undertake an investigation of any party to any Transaction Document, unless, in each case, such Noteholders shall have provided to the Indenture Trustee written direction and offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;
(u)    the Indenture Trustee shall not be required to take any action it is directed to take under this Indenture if the Indenture Trustee reasonably determines in good faith that the action so directed would involve the Indenture Trustee in personal liability, would be unjustly prejudicial to the nondirecting Noteholders, is contrary to law or is inconsistent with this Indenture or any other Transaction Document; and
(v)    every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee, the Calculation Agent, the Paying Agent, the Custodian, and the Securities Intermediary shall be subject to the provisions of this Article XI.
Section 11.4.    Not Responsible for Recitals or Issuance of Notes.
The recitals contained herein and in the Notes, except the certificates of authentication, will be taken as the statements of the Issuer, and the Indenture Trustee assumes no responsibility for their correctness. The Indenture Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Indenture Trustee will not be accountable for the use or application by the Issuer of Notes or the proceeds thereof, or for the use or application of any funds paid to the Servicer in respect of any amounts deposited in or withdrawn from the Trust Accounts or the Custodial Accounts by the Servicer. The Indenture Trustee shall not be responsible for the legality or validity of this Indenture, the validity, priority, perfection or sufficiency of the security for the Notes issued or intended to be issued hereunder, or monitoring or enforcing the satisfaction of any risk retention requirements.

Section 11.5.    Reserved.
Section 11.6.    Money Held in Trust.
The Indenture Trustee will be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer.
Section 11.7.    Compensation and Reimbursement, Limit on Compensation, Reimbursement and Indemnity.
Except as otherwise provided in this Indenture:
(a)    The Indenture Trustee (including in all of its capacities) will be paid the Indenture Trustee Fee on each Payment Date pursuant to Section 4.5 as compensation for its services (in all capacities hereunder). In addition, the Indenture Trustee shall be paid an acceptance fee for each new issuance, as well as an additional fees set forth in the Indenture Trustee Fee Letter.
(b)    The Indenture Trustee (including in all of its capacities) shall be indemnified and held harmless by the Trust Estate as set forth in Section 4.5 and Section 8.6, and shall be secondarily indemnified and held harmless by the Administrator for, from and against, as the case may be, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Estate, including, in the case of the Indenture Trustee, without limitation, the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Indenture, provided that:
(i)    with respect to any such claim, the Indenture Trustee shall have given the Administrator written notice thereof promptly after a Responsible Officer of the Indenture Trustee shall have actual knowledge thereof; provided, however that failure to give such written notice shall not affect the Trust Estate’s or the Administrator’s obligation to indemnify the Indenture Trustee, unless such failure materially prejudices the Trust Estate’s or the Administrator’s rights;
(ii)    the Administrator may, at its option, assume the defense of any such claim using counsel reasonably satisfactory to the Indenture Trustee; and
(iii)    notwithstanding anything in this Indenture to the contrary, neither the Administrator nor the Issuer shall be liable for settlement of any claim by the Indenture Trustee, as the case may be, entered into without the prior consent of the Administrator, which consent shall not be unreasonably withheld.
No termination of this Indenture, or the resignation or removal of the Indenture Trustee, shall affect the obligations created by this Section 11.7(b) of the Administrator or the Issuer to indemnify the Indenture Trustee under the conditions and to the extent set forth herein.
Notwithstanding the foregoing, the indemnification provided in this Section 11.7(b) with respect to the Administrator shall not pertain to any loss, liability or expense of the Indenture

Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Indenture Trustee at the direction of the Noteholders pursuant to the terms of this Indenture.
The Indenture Trustee agrees fully to perform its duties under this Indenture notwithstanding its failure to receive any payments, reimbursements or indemnifications to the Indenture Trustee pursuant to this Section 11.7(b) subject to its rights to resign in accordance with the terms of this Indenture.
The Securities Intermediary, the Paying Agent, and the Calculation Agent shall be indemnified by the Issuer pursuant to Section 4.5 and Section 8.6, and secondarily by the Administrator, in respect of the matters described in Section 4.9 to the same extent as the Indenture Trustee.
Neither of the Indenture Trustee nor the Securities Intermediary will have any recourse to any asset of the Issuer or the Trust Estate other than funds available pursuant to Section 4.5 and Section 8.6 or to any Person other than the Issuer (or the Administrator pursuant to this Section 11.7). Except as specified in Section 4.5 and Section 8.6, any such payment to the Indenture Trustee shall be subordinate to payments to be made to Noteholders.
Anything in this Indenture to the contrary notwithstanding, in no event shall the Indenture Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Indenture Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.
Section 11.8.    Corporate Indenture Trustee Required; Eligibility.
There will at all times be an Indenture Trustee hereunder with respect to all Classes of Notes, which will be either a bank or a corporation organized and doing business under the laws of the United States of America or of any state, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by a federal or state authority of the United States, and the long-term unsecured debt obligations of which are rated no lower than investment grade from S&P and Moody’s. If such bank or corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such bank or corporation will be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Issuer may not, nor may any Person directly or indirectly Controlling, Controlled by, or under common Control with the Issuer, serve as Indenture Trustee. If at any time the Indenture Trustee ceases to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.
Section 11.9.    Resignation and Removal; Appointment of Successor.
(a)    No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee pursuant to this Article will become effective until (i) the acceptance of appointment by the successor Indenture Trustee under Section 11.10 and (ii) to the extent the

Consent Agreement has not been terminated, the written approval of Freddie Mac of such successor Indenture Trustee, except that such approval shall not be required for any appointment of a successor to the Indenture Trustee as set forth in Section 17 of the Consent Agreement.
(b)    The Indenture Trustee (in all capacities) and Citibank (in all capacities) may resign with respect to all, but not less than all, such capacities and all, but not less than all of the Outstanding Notes at any time by giving written notice thereof to the Issuer. If an instrument of acceptance by a successor Indenture Trustee, Calculation Agent, Paying Agent or Securities Intermediary shall not have been delivered to the Indenture Trustee within thirty (30) days after the giving of such notice of resignation, the resigning Indenture Trustee, Calculation Agent, Paying Agent or Securities Intermediary may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary at the expense of the Issuer, or the Administrator to the extent that the Issuer is unable or unwilling to pay any such expenses. Written notice of resignation by the Indenture Trustee under this Indenture shall also constitute notice of resignation as Calculation Agent, Securities Intermediary, Paying Agent, Note Registrar and Custodian hereunder, to the extent the Indenture Trustee serves in such a capacity at the time of such resignation.
(c)    The Indenture Trustee or Calculation Agent may be removed with respect to all Outstanding Notes at any time by Action of the Majority Noteholders of all Outstanding Notes, delivered to the Indenture Trustee and to the Issuer. Removal of the Indenture Trustee shall also constitute removal of the Calculation Agent, Securities Intermediary and Paying Agent hereunder, to the extent the Indenture Trustee serves in such a capacity at the time of such resignation. If an instrument of acceptance by a successor Indenture Trustee or Calculation Agent shall not have been delivered to the Indenture Trustee within thirty (30) days after the giving of such notice of removal, the Indenture Trustee or Calculation Agent being removed may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee or Calculation Agent.
(d)    If at any time:
(i)    the Indenture Trustee ceases to be eligible under Section 11.8 and fails to resign after written request therefor by the Issuer or by any Noteholder; or
(ii)    the Indenture Trustee becomes incapable of acting with respect to any Series or Class of Notes; or
(iii)    the Indenture Trustee is adjudged bankrupt or insolvent or a receiver of the Indenture Trustee or of its property is appointed or any public officer takes charge or Control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Issuer may remove the Indenture Trustee, or (B) subject to Section 8.9, any Noteholder who has been a bona fide Noteholder of a Note for at least six (6) months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

(e)    If the Indenture Trustee or Calculation Agent resigns, is removed or becomes incapable of acting with respect to any Notes, or if a vacancy shall occur in the office of the Indenture Trustee or Calculation Agent for any cause, the Issuer, subject to the Administrative Agent’s consent, will promptly appoint a successor Indenture Trustee or Calculation Agent. If, within one year after such resignation, removal or incapacity, or the occurrence of such vacancy, a successor Indenture Trustee or Calculation Agent is appointed by Act of the Majority Noteholders of all Outstanding Notes, delivered to the Issuer and the retiring Indenture Trustee or Calculation Agent, the successor Indenture Trustee or Calculation Agent so appointed will, forthwith upon its acceptance of such appointment, become the successor Indenture Trustee or Calculation Agent and supersede the successor Indenture Trustee or Calculation Agent appointed by the Issuer. If no successor Indenture Trustee or Calculation Agent shall have been so appointed by the Issuer or the Noteholders and accepted appointment in the manner hereinafter provided, any Noteholder who has been a bona fide Noteholder of a Note for at least six (6) months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee or Calculation Agent.
(f)    The Issuer will give written notice of each resignation and each removal of the Indenture Trustee and each appointment of a successor Indenture Trustee to each Noteholder as provided in Section 1.7. To facilitate delivery of such notice, upon request by the Issuer, the Note Registrar shall provide to the Issuer a list of the relevant registered Noteholders. Each notice will include the name of the successor Indenture Trustee and the address of its principal Corporate Trust Office.
Section 11.10.    Acceptance of Appointment by Successor.
Every successor Indenture Trustee appointed hereunder will execute, acknowledge and deliver to the Issuer and to the predecessor Indenture Trustee an instrument accepting such appointment and thereupon the resignation or removal of the predecessor Indenture Trustee will become effective, and such successor Indenture Trustee, without any further act, deed or conveyance, will become vested with all the rights, powers, trusts and duties of the predecessor Indenture Trustee, Calculation Agent and Paying Agent; but, on request of the Issuer or the successor Indenture Trustee, such predecessor Indenture Trustee will, upon payment of its reasonable charges, if any, execute and deliver an instrument transferring to such successor Indenture Trustee all the rights, powers and trusts of the predecessor Indenture Trustee, Calculation Agent and Paying Agent, and will duly assign, transfer and deliver to such successor Indenture Trustee all property and money held by such predecessor Indenture Trustee hereunder, subject nevertheless to its rights to payment pursuant to Section 11.7. Upon request of any such successor Indenture Trustee, the Issuer will execute any and all instruments for more fully and certainly vesting in and confirming to such successor Indenture Trustee all such rights, powers and trusts.
No successor Indenture Trustee will accept its appointment unless at the time of such acceptance such successor Indenture Trustee will be qualified and eligible under this Article.

Section 11.11.    Merger, Conversion, Consolidation or Succession to Business.
Any Person into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Indenture Trustee, will be the successor of the Indenture Trustee hereunder, provided that such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. The Indenture Trustee will give prompt written notice of such merger, conversion, consolidation or succession to the Issuer. If any Notes shall have been authenticated, but not delivered, by the Indenture Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Indenture Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Indenture Trustee had itself authenticated such Notes.
Section 11.12.    Appointment of Authenticating Agent.
At any time when any of the Notes remain Outstanding the Indenture Trustee, with the approval of the Issuer, may appoint an Authenticating Agent with respect to one or more Series or Classes of Notes which will be authorized to act on behalf of the Indenture Trustee to authenticate Notes of such Series or Classes issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 6.6, and Notes so authenticated will be entitled to the benefits of this Indenture and will be valid and obligatory for all purposes as if authenticated by the Indenture Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Notes by the Indenture Trustee or an Indenture Trustee Authorized Signatory or to the Indenture Trustee’s Certificate of Authentication, such reference will be deemed to include authentication and delivery on behalf of the Indenture Trustee by an Authenticating Agent and a Certificate of Authentication executed on behalf of the Indenture Trustee by an Authenticating Agent. Each Authenticating Agent will be acceptable to the Issuer and will at all times be a Person organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as an Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and, if other than the Issuer itself, subject to supervision or examination by a federal or state authority of the United States. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent will be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent will cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent will resign immediately in the manner and with the effect specified in this Section.
Any Person into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Authenticating Agent will be a party, or any Person succeeding to the corporate agency or corporate trust business of an Authenticating Agent, will continue to be an Authenticating Agent, provided that such Person will be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Indenture Trustee or the Authenticating Agent.
An Authenticating Agent may resign at any time by giving written notice thereof to the Indenture Trustee and to the Issuer. The Indenture Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Issuer. Upon receiving such a notice of resignation or upon such a termination, or if at any time such Authenticating Agent ceases to be eligible in accordance with the provisions of this Section, the Indenture Trustee, with the approval of the Issuer, may appoint a successor Authenticating Agent which will be acceptable to the Issuer and will give notice to each Noteholder as provided in Section 1.7. Any successor Authenticating Agent upon acceptance of its appointment hereunder will become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent will be appointed unless eligible under the provisions of this Section.
The Indenture Trustee agrees to pay to each Authenticating Agent (other than an Authenticating Agent appointed at the request of the Issuer, the Noteholders or the Administrator from time to time or appointed due to a change in law or other circumstance beyond the Indenture Trustee’s control) reasonable compensation for its services under this Section, out of the Indenture Trustee’s own funds without reimbursement pursuant to this Indenture.
If an appointment with respect to one or more Classes is made pursuant to this Section, the Notes of such Series or Classes may have endorsed thereon an alternate Certificate of Authentication in the following form:
AUTHENTICATING AGENT’S CERTIFICATE OF AUTHENTICATION
This is one of the Notes of the Classes designated herein and referred to in the within-mentioned Indenture and Indenture Supplement.
Dated: ______________, 20[_]    CITIBANK, N.A., not in its
individual capacity but solely as Authenticating Agent,
By: ____________________________________
as Authenticating Agent
By: ____________________________________
Authorized Officer of Citibank, N.A.
Section 11.13.    [Reserved]

Section 11.14.    Representations and Covenants of the Indenture Trustee.
The Indenture Trustee, in its individual capacity and not as Indenture Trustee, represents, warrants and covenants that:
(a)    Citibank is a national banking association duly organized and validly existing under the laws of the United States;
(b)    Citibank has full power and authority to deliver and perform this Indenture and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture and other documents to which it is a party; and
(c)    each of this Indenture and other Transaction Documents to which of Citibank is a party has been duly executed and delivered by Citibank and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.
Section 11.15.    Indenture Trustee’s Application for Instructions from the Issuer.
Any application by the Indenture Trustee for written instructions from the Issuer may, at the option of the Indenture Trustee, set forth in writing any action proposed to be taken or omitted by the Indenture Trustee under and in accordance with this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective, provided that such application shall make specific reference to this Section 11.15. The Indenture Trustee shall not be liable for any action taken by, or omission of, the Indenture Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than five (5) Business Days after the date the Issuer actually receives such application, unless the Issuer shall have consented in writing to any earlier date) unless prior to taking any such action (or the Closing Date in the case of an omission), the Indenture Trustee shall have received written instructions in response to such application specifying the action be taken or omitted.
Article XII

Amendments and Indenture Supplements
Section 12.1.    Supplemental Indentures and Amendments Without Consent of Noteholders.
(a)    Unless otherwise provided in the related Indenture Supplement with respect to any amendment to this Indenture or such Indenture Supplement, without the consent of the Noteholders of any Notes or any other Person but with the consent of the Issuer (evidenced by its execution of such amendment), the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent, and any applicable Derivative Counterparty, at any time and from time to time, upon delivery of an Issuer Tax Opinion and upon delivery by the Issuer to the Indenture Trustee of an Officer’s Certificate to the effect that the Issuer reasonably believes that such amendment could not have a material Adverse Effect and is not reasonably expected to have a material Adverse Effect on the Noteholders of the Notes at any time in the future, may amend this Indenture for any of the following purposes:
(i)    to evidence the succession of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes; or
(ii)    to add to the covenants of the Issuer, or to surrender any right or power herein conferred upon the Issuer, for the benefit of the Noteholders of the Notes of any or all Series or Classes (and if such covenants or the surrender of such right or power are to be for the benefit of less than all Series or Classes of Notes, stating that such covenants are expressly being included or such surrenders are expressly being made solely for the benefit of one or more specified Series or Classes); or
(iii)    to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; or
(iv)    to establish any form of Note as provided in Article V, and to provide for the issuance of any Series or Class of Notes as provided in Article VI and to set forth the terms thereof, and/or to add to the rights of the Noteholders of the Notes of any Series or Class; or
(v)    to evidence and provide for the acceptance of appointment by another corporation as a successor Indenture Trustee hereunder; or
(vi)    to provide for additional or alternative forms of credit enhancement for any Series or Class of Notes; or
(vii)    to comply with any regulatory, accounting or tax laws; or
(viii)    to qualify for “off-balance sheet” treatment under GAAP, or to permit the Depositor to repurchase a specified percentage (not to exceed [***]%) of the Receivables from the Issuer in order to achieve “on-balance sheet” treatment under GAAP (if such amendment is supported by a true sale opinion from external counsel to the Receivables Seller satisfactory to each Noteholder of a Variable Funding Note); or
(ix)    to prevent the Issuer from being subject to withholding tax or tax as an association (or publicly traded partnership) taxable as a corporation or a taxable mortgage pool, each for United States federal income tax purposes; or
(x)    [RESERVED]; or
(xi)    as otherwise provided in the related Indenture Supplement.
(b)    In the event a material change occurs in Applicable Law, or in applicable foreclosure procedures used by prudent mortgage servicers generally, that requires or justifies, in the Administrator’s reasonable judgment, that a state currently categorized as a “Judicial State”

be categorized as a “Non-Judicial State,” or vice versa, the Administrator will certify to the Indenture Trustee to such effect, supported by an opinion of counsel (or other form of assurance acceptable to the Indenture Trustee) in the case of a change in Applicable Law, and the categorization of the affected state or states will change from “Judicial State” to “Non-Judicial State,” or vice versa, for purposes of calculating Advance Rates applicable to Receivables.
(c)    Additionally, subject to the terms and conditions of Section 12.2, unless otherwise provided in the related Indenture Supplement with respect to any amendment of this Indenture or an Indenture Supplement, and in addition to clauses (i) through (xi) above, this Indenture or an Indenture Supplement may also be amended by the Issuer, the Indenture Trustee, the Administrator, the Servicer, and the Administrative Agent (in its sole and absolute discretion) without the consent of any of the Noteholders or any other Person, upon delivery of an Issuer Tax Opinion for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or modifying in any manner the rights of the Noteholders of the Notes under this Indenture or any other Transaction Document; provided, however, that (i) the Issuer shall deliver to the Indenture Trustee an Officer’s Certificate to the effect that the Issuer reasonably believes that such amendment could not have a material Adverse Effect on any Outstanding Notes and is not reasonably expected to have a material Adverse Effect at any time in the future and (ii) each Derivative Counterparty shall have consented to such amendment.
Except as permitted expressly by the Receivables Pooling Agreement, the Receivables Sale Agreement or as otherwise set forth herein, as applicable, the Servicer shall not enter into any amendment of the Receivables Sale Agreement, and the Issuer shall not enter into any amendment of the Receivables Pooling Agreement, without the consent of the Administrative Agent and, except for amendments meeting the same criteria, and supported by the same Issuer Tax Opinion, Officer’s Certificate and other applicable deliverables, as applicable, as amendments to the Indenture entered into under Section 12.1(a), without the consent of the Series Required Noteholders of each Series.
(d)    Any amendment, modification or supplement of this Indenture or any Indenture Supplement which affects the rights, duties, indemnities, obligations or liabilities of the Owner Trustee in its capacity as owner trustee under the Trust Agreement shall require the written consent of the Owner Trustee.
Section 12.2.    Supplemental Indentures and Amendments with Consent of Noteholders.
In addition to any amendment permitted pursuant to Section 12.1, and subject to the terms and provisions of each Indenture Supplement with respect to any amendment to this Indenture or such Indenture Supplement, the consent of any applicable Derivative Counterparty and the consent of the Series Required Noteholders of each Series materially and adversely affected by such amendment of this Indenture, including any Indenture Supplement, by Act of said Noteholders delivered to the Issuer and the Indenture Trustee, the Issuer, the Administrator, the Servicer, the Administrative Agent and the Indenture Trustee upon delivery of an Issuer Tax Opinion (unless the Noteholders unanimously consent to waive such opinion), may enter into an amendment of this Indenture for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or modifying in any manner the rights of the Noteholders of the Notes of each such Series or Class under this Indenture or any Indenture Supplement; provided, however, that no such amendment will, without the consent of the Noteholder of each Outstanding Note materially and adversely affected thereby:
(a)    change the scheduled payment date of any payment of interest on any Note held by such Noteholder, or change a Payment Date or Stated Maturity Date of any Note held by such Noteholder;
(b)    reduce the Note Balance of, or the Note Interest Rate, Default Supplemental Fee Rate or ERD Supplemental Fee Rate on any Note held by such Noteholder, or change the method of computing the Note Balance or Note Interest Rate in a manner that is adverse to such Noteholder;
(c)    impair the right to institute suit for the enforcement of any payment on any Note held by such Noteholder;
(d)    reduce the percentage of Noteholders of the Outstanding Notes (or of the Outstanding Notes of any Series or Class), the consent of whose Noteholders is required for any such Amendment, or the consent of whose Noteholders is required for any waiver of compliance with the provisions of this Indenture or any Indenture Supplement or of defaults hereunder or thereunder and their consequences, provided for in this Indenture or any Indenture Supplement;
(e)    modify any of the provisions of this Section or Section 8.15, except to increase any percentage of Noteholders required to consent to any such amendment or to provide that other provisions of this Indenture or any Indenture Supplement cannot be modified or waived without the consent of the Noteholder of each Outstanding Note adversely affected thereby;
(f)    permit the creation of any lien or other encumbrance on the Collateral that is prior to the lien in favor of the Indenture Trustee for the benefit of the Noteholders of the Notes;
(g)    change the method of computing the amount of principal of, or interest on, any Note held by such Noteholder on any date;
(h)    increase any Advance Rates in respect of Notes held by such Noteholder or eliminate or decrease any collateral value exclusions in respect of Notes held by such Noteholder; or
(i)    reduce the Target Amortization Amount in respect of any Target Amortization Event applicable to Notes held by such Noteholder.
The consent of a Person that is an Administrative Agent or a Derivative Counterparty for one or more Series but is not an Administrative Agent or a Derivative Counterparty, as applicable, for any other Series is not required for any amendment, supplement or modification to any such other Series.
An amendment of this Indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular Series or Class of Notes, or which modifies the rights of the Noteholders of Notes of such Series or Class with respect to such covenant or other provision, will be deemed not to affect the rights under this Indenture of the Noteholders of Notes of any other Series or Class.
It will not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed amendment, but it will be sufficient if such Act will approve the substance thereof.
Section 12.3.    Execution of Amendments.
In executing or accepting the additional trusts created by any amendment or Indenture Supplement of this Indenture permitted by this Article XII or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee will be entitled to receive, and (subject to Section 11.1) will be fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment or Indenture Supplement is authorized or permitted by this Indenture and that all conditions precedent thereto have been satisfied. The Indenture Trustee may, but will not be obligated to, enter into any such amendment or Indenture Supplement which affects the Indenture Trustee’s own rights, duties or immunities under this Indenture or otherwise. No such Opinion of Counsel shall be required in connection with any amendment consented to by all Noteholders and any applicable Derivative Counterparty. For the avoidance of doubt, the terms and provisions of the applicable Consent shall apply to any amendment of this Indenture or any Indenture Supplement pursuant to this Article XII.
Section 12.4.    Effect of Amendments.
Upon the execution of any amendment of this Indenture or any Indenture Supplement, or any Supplemental indentures under this Article XII, this Indenture and the related Indenture Supplement will be modified in accordance therewith with respect to each Series and Class of Notes affected thereby, or all Notes, as the case may be, and such amendment will form a part of this Indenture and the related Indenture Supplement for all purposes; and every Noteholder of Notes theretofore or thereafter authenticated and delivered hereunder will be bound thereby to the extent provided therein.
Section 12.5.    Reference in Notes to Indenture Supplements.
Notes authenticated and delivered after the execution of any amendment of this Indenture or any Indenture Supplement or any supplemental indenture pursuant to this Article may, and will if required by the Indenture Trustee, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such amendment or supplemental indenture. If the Issuer so determines, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such amendment or supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

Article XIII

Early Redemption of Notes
Section 13.1.    Optional Redemption.
(a)    Unless otherwise provided in the applicable Indenture Supplement for a Series or Class of Notes, the Issuer has the right, but not the obligation, to redeem a Series or Class of Notes in whole but not in part (unless otherwise provided in the applicable Indenture Supplement for such Series or Class) on a date specified in the applicable Indenture Supplement or any Payment Date (a “Redemption Payment Date”) on or after the Payment Date on which the aggregate Note Balance (after giving effect to all payments, if any, on that day) of such Series or Class is reduced to less than the percentage of the Initial Note Balance specified in the related Indenture Supplement (the “Redemption Percentage”)).
If the Issuer, at the direction of the Administrator, elects to redeem a Series or Class of Notes pursuant to this Section 13.1(a), it will cause the Issuer to notify the Indenture Trustee, each Derivative Counterparty (as applicable, with respect to the related Series of Notes) and the Noteholders of such redemption at least seven (7) Business Days prior to the Redemption Payment Date. Unless otherwise specified in the Indenture Supplement applicable to the Notes to be so redeemed, the redemption price of a Series or Class so redeemed will equal the Redemption Amount, the payment of which will be subject to the allocations, deposits and payments sections of the related Indenture Supplement, if any.
If the Issuer is unable to pay the Redemption Amount in full on the Redemption Payment Date, such redemption shall be cancelled, notice of such cancelled redemption shall be sent by the Administrator on behalf of the Issuer to all Secured Parties and payments on such Series or Class of Notes will thereafter continue to be made in accordance with this Indenture and the related Indenture Supplement, and the Noteholders of such Series or Class of Notes and the related Administrative Agent shall continue to hold all rights, powers and options as set forth under this Indenture, until the outstanding Note Balance of such Series or Class, plus all accrued and unpaid interest and other amounts due in respect of the Notes, is paid in full or the Stated Maturity Date occurs, whichever is earlier, subject to Article VII, Article VIII and the allocations, deposits and payments sections of this Indenture and the related Indenture Supplement.
(b)    Unless otherwise specified in the related Indenture Supplement, if the VFN Principal Balance of any Class of VFNs has been reduced to zero, then, upon five (5) Business Days’ prior written notice to the Noteholder thereof, the Issuer may declare such Class no longer Outstanding, in which case the Noteholder thereof shall submit such Class of Note to the Indenture Trustee for cancellation.
(c)    The Notes of any Series or Class of Notes shall be subject to optional redemption under this Article XIII, in whole but not in part (unless otherwise provided in the applicable Indenture Supplement), by the Issuer, through a Permitted Refinancing or using the proceeds of issuance and sale of a new Series or Class of Notes issued hereunder, on any Business Day after the date on which the related Revolving Period ends, and on any Business Day within ten (10)

days prior to the end of such Revolving Period or at other times specified in the related Indenture Supplement upon ten (10) days’ prior notice to the Indenture Trustee, the Noteholders and any related Derivative Counterparty. Following issuance of the Redemption Notice by the Issuer pursuant to Section 13.2 below, the Issuer shall be required to purchase the entire aggregate Note Balance of such Series or Class of Notes for the Redemption Amount on the date set for such redemption (the “Redemption Date”).
Section 13.2.    Notice.
(a)    Promptly after the occurrence of any optional redemption pursuant to Section 13.1, the Issuer will notify the Indenture Trustee, each Derivative Counterparty (as applicable, with respect to the related Series of Notes) in writing of the identity and Note Balance of the affected Series or Class of Notes to be redeemed.
(b)    Notice of redemption (each a “Redemption Notice”) will promptly be given as provided in Section 1.7. All notices of redemption will state (i) the Series or Class of Notes to be redeemed pursuant to this Article XIII, (ii) the date on which the redemption of the Series or Class of Notes to be redeemed pursuant to this Article will begin, which will be the Redemption Payment Date, and (iii) the redemption price for such Series or Class of Notes. Following delivery of a Redemption Notice by the Issuer, the Issuer shall be required to purchase the entire aggregate Note Balance of such Series or Class of Notes for the related Redemption Amount on the Redemption Date.
Article XIV

Miscellaneous
Section 14.1.    No Petition.
Each of the Indenture Trustee, the Administrative Agent, the Servicer and the Administrator, by entering into this Indenture, each Derivative Counterparty, each Supplemental Credit Enhancement Provider or Liquidity Provider, as applicable, by accepting its rights as a third party beneficiary hereunder, each Noteholder, by accepting a Note and each Note Owner by accepting a Note or a beneficial interest in a Note agrees that it will not at any time prior to the date which is one year and one day, or, if longer, the applicable preference period then in effect, after the payment in full of all the Notes, institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any receivership, insolvency, bankruptcy or other similar proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture, any Derivative Counterparty, any Supplemental Credit Enhancement Agreement and any Liquidity Facility; provided, however, that nothing contained herein shall prohibit or otherwise prevent the Indenture Trustee from filing proofs of claim in any such proceeding.
Section 14.2.    No Recourse.
No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or Owner Trustee in their individual capacities, (ii) any owner of a beneficial ownership interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or “control person” within the meaning of the Securities Act and the Exchange Act of the Indenture Trustee or Owner Trustee in its individual capacity, any holder of a beneficial ownership interest in the Issuer or the Indenture Trustee or Owner Trustee or of any successor or assign of the Indenture Trustee or Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.
Section 14.3.    Tax Treatment.
Notwithstanding anything to the contrary set forth herein, the Issuer has entered into this Indenture with the intention that for United States federal, state and local income and franchise tax purposes the Notes will qualify as indebtedness secured by the Receivables. The Issuer, by entering into this Indenture, each Noteholder, by its acceptance of a Note and each purchaser of a beneficial interest therein, by accepting such beneficial interest, agree to treat such Notes (other than any Retained Note) as debt for United States federal, state and local income and franchise tax purposes, unless otherwise required by Applicable Law in a proceeding of final determination. The Indenture Trustee shall treat the Trust Estate as a security device only. The provisions of this Indenture shall be construed in furtherance of the foregoing intended tax treatment.
Section 14.4.    Alternate Payment Provisions.
Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer, with the written consent of the Indenture Trustee and the Paying Agent, may enter into any agreement with any Noteholder of a Note providing for a method of payment or notice that is different from the methods provided for in this Indenture for such payments or notices. The Issuer will furnish to the Indenture Trustee and the Paying Agent a copy of each such agreement and the Indenture Trustee and the Paying Agent will cause payments or notices, as applicable, to be made in accordance with such agreements.
Section 14.5.    Termination of Obligations.
The respective obligations and responsibilities of the Indenture Trustee created hereby (other than the obligation of the Indenture Trustee to make payments to Noteholders as hereinafter set forth) shall terminate upon satisfaction and discharge of this Indenture as set forth in Article VII, except with respect to the payment obligations described in Section 14.6(b). Upon this event, the Indenture Trustee shall release, assign and convey to the Issuer or any of its designees, without recourse, representation or warranty, all of its right, title and interest in the Collateral, whether then existing or thereafter created, all monies due or to become due and all amounts received or receivable with respect thereto (including all moneys then held in any Trust Account) and all proceeds thereof, except for amounts held by the Indenture Trustee pursuant to Section 14.6(b). The Indenture Trustee shall execute and deliver such instruments of transfer and assignment as shall be provided to it, in each case without recourse, as shall be reasonably requested by the Issuer to vest in the Issuer or any of its designees all right, title and interest which the Indenture Trustee had in the Collateral.
Section 14.6.    Final Distribution.
(a)    The Issuer shall give the Indenture Trustee at least five (5) Business Days’ prior written notice of the Payment Date on which the Noteholders of any Series or Class may surrender their Notes for payment of the final payment on and cancellation of such Notes. Not later than the fifth (5th) day prior to the Payment Date on which the final payment in respect of such Series or Class is payable to Noteholders, the Indenture Trustee or the Paying Agent shall provide notice to Noteholders of such Series or Class and each Derivative Counterparty (if applicable) specifying (i) the date upon which final payment of such Series or Class will be made upon presentation and surrender of Notes of such Series or Class at the office or offices therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such payment date is not applicable, payments being made only upon presentation and surrender of such Notes at the office or offices therein specified. The Indenture Trustee shall give such notice to the Note Registrar and the Paying Agent at the time such notice is given to Noteholders.
(b)    Notwithstanding a final payment to the Noteholders of any Series or Class (or the termination of the Issuer), except as otherwise provided in this paragraph, all funds then on deposit in any Trust Account allocated to such Noteholders shall continue to be held in trust for the benefit of such Noteholders, and the Paying Agent or the Indenture Trustee shall pay such funds to such Noteholders upon surrender of their Notes, if such Notes are Definitive Notes. In the event that all such Noteholders shall not surrender their Notes for cancellation within six (6) months after the date specified in the notice from the Indenture Trustee described in clause (a), the Indenture Trustee shall give a second (2nd) notice to the remaining such Noteholders to surrender their Notes for cancellation and receive the final payment with respect thereto. If within one year after the second (2nd) notice all such Notes shall not have been surrendered for cancellation, the Indenture Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining such Noteholders concerning surrender of their Notes, and the cost thereof (including costs related to giving the second (2nd) notice) shall be paid out of the funds in the Collection and Funding Account. Subject to applicable laws with respect to escheat of funds, the Indenture Trustee and the Paying Agent shall pay to the Issuer any monies held by them for the payment of principal or interest that remains unclaimed for two (2) years. After payment to the Issuer, Noteholders entitled to the money must look to the Issuer for payment as general creditors unless an applicable abandoned property law designates another Person.
Section 14.7.    Derivative Counterparty, Supplemental Credit Enhancement Provider and Liquidity Provider as Third-Party Beneficiaries.
Each Derivative Counterparty, Supplemental Credit Enhancement Provider and Liquidity Provider (for purposes of Section 11.7) is a third-party beneficiary of this Indenture to the extent specified herein or in the applicable Derivative Agreement, Supplemental Credit Enhancement Agreement or Liquidity Facility.

Section 14.8.    Owner Trustee Limitation of Liability.
It is expressly understood and agreed by the parties hereto that (a) this Indenture is executed and delivered by WSFS, on behalf of the Issuer not individually or personally, but solely as Owner Trustee of the Issuer under the Trust Agreement, in the exercise of the powers and authority conferred upon and vested in WSFS as owner trustee under the Trust Agreement, (b) each of the representations, warranties, undertakings, obligations and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking, obligation, warranty or agreement by WSFS, but is made and intended for the purpose of binding only, and is binding only on, the Issuer, (c) nothing herein contained shall be construed as creating any liability on WSFS individually or personally, to perform any covenant or obligation of the Issuer, either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WSFS has made and will make no investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Indenture, and (e) under no circumstances shall WSFS be personally liable for the payment of any indebtedness, indemnities or expenses of the Issuer or be liable for the performance, breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer or by WSFS as Owner Trustee on behalf of the Issuer under this Indenture or the other Transaction Documents, as to all of which recourse shall be had solely to the assets of the Issuer.
The parties hereto hereby acknowledge and agree that certain duties, rights and obligations of the Issuer hereunder will be exercised performed on behalf of the Issuer by the Administrator pursuant to the Administration Agreement, except to the extent the Owner Trustee is expressly obligated to perform such obligation under the Trust Agreement or expressly required under applicable law, and hereby acknowledge and accept the terms of the Trust Agreement as of the date hereof and (ii) under no circumstances shall the Owner Trustee have any duty or obligation to supervise or monitor the performance of the Issuer, or to supervise or monitor the performance or to exercise or perform the rights, duties or obligations, of the Custodian, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Servicer, the Administrator, the Administrative Agent or any other Person (except the Issuer as expressly set forth in the Transaction Documents) hereunder.
Section 14.9.    FATCA.
The Issuer hereby covenants with the Indenture Trustee that, upon written request, it will provide the Indenture Trustee, to the extent available, with sufficient information so as to enable the Indenture Trustee to determine whether or not any payments made by it pursuant to this Indenture are classified as “withholdable payments” or “foreign pass thru payments” under FATCA. The Indenture Trustee shall be entitled to deduct FATCA Withholding Tax and shall have no obligation to gross-up any payment hereunder or to pay any additional amount as a result of such FATCA Withholding Tax. Nothing in the immediately preceding sentence shall be construed as obligating the Issuer to make any “gross up” payment or similar reimbursement in connection with a payment in respect of which amounts are so withheld or deducted.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.
LOANDEPOT AGENCY ADVANCE RECEIVABLES TRUST, as Issuer

By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee
By:
Name:
Title:

[loanDepot Agency Advance Receivables Trust – Signature Page to Indenture]

CITIBANK, N.A., as Indenture Trustee, Calculation Agent, Paying Agent, Custodian and Securities Intermediary

By:
Name:
Title:

[loanDepot Agency Advance Receivables Trust – Signature Page to Indenture]

LOANDEPOT.COM, LLC,
as Servicer and as Administrator

By:
Name:
Title:

[loanDepot Agency Advance Receivables Trust – Signature Page to Indenture]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:
Name:
Title:
[loanDepot Agency Advance Receivables Trust – Signature Page to Indenture]

Schedule 1
List of Designated Servicing Contracts
[Attached]
Schedule 1

Agency	Agreement	Seller / Servicer #
Fannie Mae	Acknowledgment Agreement with Respect to Servicing Advance Receivables dated as of September 24, among the Servicer, the Depositor, the Issuer, the Indenture Trustee and Fannie Mae
The Servicing Contracts of loanDepot.com, LLC related to the Pool(s) of Mortgage Loans subject to the Fannie Mae Consent serviced for Fannie Mae under the following Seller/Servicer IDs of Fannie Mae:

Seller/Servicer ID Number 27152

Freddie Mac	Consent with Respect to Servicing Advance Receivables dated as of September 24, among the Servicer, the Depositor, the Issuer, the Indenture Trustee and Freddie Mac
The Servicing Contracts of loanDepot.com, LLC related to the Pool(s) of Mortgage Loans subject to the Freddie Mac Consent serviced for Freddie Mac under the following Seller/Servicer IDs of Freddie Mac:

Seller/Servicer ID Number 156827

[loanDepot Agency Advance Receivables Trust – Signature Page to Indenture]

Schedule 2
Designated Servicing Contracts that may be subserviced by subservicers on behalf of the Servicer in accordance with clause (viii) of the definition of “Facility Eligible Pool”

[Attached]
Schedule 2

DESIGNATED SERVICING CONTRACTS AND DESIGNATED POOLS RELATED TO AGGREGATE RECEIVABLES

Agency	Agreement	Seller / Servicer #
Fannie Mae	Acknowledgment Agreement with Respect to Servicing Advance Receivables dated as of September 24, among the Servicer, the Depositor, the Issuer, the Indenture Trustee and Fannie Mae
The Servicing Contracts of loanDepot.com, LLC related to the Pool(s) of Mortgage Loans subject to the Fannie Mae Consent serviced for Fannie Mae under the following Seller/Servicer IDs of Fannie Mae:

Seller/Servicer ID Number [***]

Freddie Mac	Consent with Respect to Servicing Advance Receivables dated as of September 24, among the Servicer, the Depositor, the Issuer, the Indenture Trustee and Freddie Mac
The Servicing Contracts of loanDepot.com, LLC related to the Pool(s) of Mortgage Loans subject to the Freddie Mac Consent serviced for Freddie Mac under the following Seller/Servicer IDs of Freddie Mac:

Seller/Servicer ID Number [***]

[loanDepot Agency Advance Receivables Trust – Signature Page to Indenture]

Schedule 3
Wiring Instructions

TRANSACTION PARTIES:
If to the Servicer/Administrator:
Name of Bank:             [***]
ABA Number of Bank:         [***]
Name of Account:             [***]
Account Number at Bank:         [***]

If to JPMorgan Chase Bank, N.A., as Series 2020-VF1 Purchaser or Administrative Agent
Name of Bank:             [***]
ABA Number of Bank:         [***]
A/C Name:                [***]
Account Number at Bank:         [***]
Ref:     [***]
Attn:    [***]

If to the Verification Agent:
Name of Bank:             [***]
ABA Number of Bank:         [***]
Name of Account:             [***]
Account Number at Bank:         [***]

TRUST ACCOUNTS:
If to the Collection and Funding Account:
Name of Bank:            [***]
ABA Number of Bank:        [***]
Name of Account:            [***]
Account Number at Bank:        [***]
Ref:                    [***]

If to the Fee Accumulation Account:
Name of Bank:            [***]
ABA Number of Bank:        [***]
Name of Account:            [***]
Account Number at Bank:        [***]
Ref:                    [***]

If to the Interest Accumulation Account:
Name of Bank:            [***]
ABA Number of Bank:        [***]
Name of Account:            [***]
Account Number at Bank:        [***]
Ref:                    [***]
If to the Target Amortization Principal Accumulation Account:
Name of Bank:            [***]
ABA Number of Bank:        [***]
Name of Account:            [***]

Account Number at Bank:        [***]
Ref:                    [***]

If to the Note Payment Account:
Name of Bank:            [***]
ABA Number of Bank:        [***]
Name of Account:            [***]
Account Number at Bank:        [***]
Ref:                    [***]

If to the Delinquency Advance Disbursement Account:
Name of Bank:            [***]
ABA Number of Bank:        [***]
Name of Account:            [***]
Account Number at Bank:        [***]
Ref:                    [***]

[loanDepot Agency Advance Receivables Trust – Signature Page to Indenture]

EXHIBIT B
B-1

CONFORMED COPY REFLECTING:
AMENDMENT NO. 1, DATED AS OF OCTOBER 28, 2020; ~~AND~~
AMENDMENT NO. 2, DATED AS OF SPTEMBER 23, 2021; AND
AMENDMENT NO. 3, DATED AS OF FEBRUARY 2, 2022

LOANDEPOT AGENCY ADVANCE RECEIVABLES TRUST,
as Issuer
and
CITIBANK, N.A.,
as Indenture Trustee, Calculation Agent, Paying Agent, Custodian and Securities Intermediary
and
LOANDEPOT.COM, LLC,
as Administrator and as Servicer

and
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent
__________
SERIES 2020-VF1
INDENTURE SUPPLEMENT
Dated as of September 24, 2020
to
INDENTURE
Dated as of September 24, 2020
__________
LOANDEPOT AGENCY ADVANCE RECEIVABLES TRUST,
ADVANCE RECEIVABLES BACKED NOTES,
SERIES 2020-VF1

Certain confidential information contained in this document, marked by “[***]”, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Table of Contents

SCHEDULES

Schedule 1    Series Reserve Account with respect to the Series 2020-VF1 Notes

SERIES 2020-VF1 INDENTURE SUPPLEMENT (this “Indenture Supplement”), dated as of September 24, 2020, is made by and among LOANDEPOT AGENCY ADVANCE RECEIVABLES TRUST, a statutory trust organized under the laws of the State of Delaware (the “Issuer”), CITIBANK, N.A. (“Citibank”), a national banking association, as indenture trustee (the “Indenture Trustee”), as calculation agent (the “Calculation Agent”), as paying agent (the “Paying Agent”), as custodian (the “Custodian”) and as securities intermediary (the “Securities Intermediary”), LOANDEPOT.COM, LLC, a limited liability company organized in the State of Delaware, as servicer (“Servicer”) and as administrator (“Administrator”), and JPMORGAN CHASE BANK, N.A. (“JPMorgan”), a national banking association, as Administrative Agent (as defined below). This Indenture Supplement relates to and is executed pursuant to that certain Indenture (as amended, supplemented, restated or otherwise modified from time to time, the “Base Indenture”) supplemented hereby, dated as of September 24, 2020, among the Issuer, the Servicer, the Administrator and the Indenture Trustee, the Calculation Agent, the Paying Agent, the Custodian, the Securities Intermediary and the Administrative Agent, all the provisions of which are incorporated herein as modified hereby and shall be a part of this Indenture Supplement as if set forth herein in full (the Base Indenture as so supplemented by this Indenture Supplement being referred to as the “Indenture”).
Capitalized terms used and not otherwise defined herein shall have the respective meanings given them in the Base Indenture.
PRELIMINARY STATEMENT
The Issuer has duly authorized the issuance of a Series of Notes, the Series 2020-VF1 Notes (as defined below). The parties are entering this Indenture Supplement to document the terms of the issuance of the Series 2020-VF1 Notes pursuant to the Base Indenture, which provides for the issuance of Notes in multiple series from time to time.
Section 1.    Creation of Series 2020-VF1 Notes.
There are hereby created, effective as of the Issuance Date, the Series 2020-VF1 Notes, to be issued pursuant to the Base Indenture and this Indenture Supplement, to be known as “loanDepot Agency Advance Receivables Trust Advance Receivables Backed Notes, Series 2020-VF1 Notes.” The Series 2020-VF1 Notes shall not be subordinated to any other Series of Notes. The Series 2020-VF1 Notes are issued in one (1) Class of Variable Funding Notes (Class A-VF1) (the “Series 2020-VF1 Variable Funding Notes” or the “Series 2020-VF1 Notes”), with the Initial Note Balance, Maximum VFN Principal Balance, Stated Maturity Date, Revolving Period, Note Interest Rate, Expected Repayment Date and other terms as specified in this Indenture Supplement. The Series 2020-VF1 Notes shall be secured by the Trust Estate Granted to the Indenture Trustee pursuant to the Base Indenture. For the avoidance of doubt, the Trust Estate is subject to the terms and conditions set forth in the Base Indenture and the applicable Consent. The Indenture Trustee shall hold the Trust Estate as collateral security for the benefit of the Noteholders of the Series 2020-VF1 Notes and all other Series of Notes issued under the Indenture as described therein. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Base Indenture, the terms and provisions of this Indenture Supplement shall govern to the extent of such conflict.

Section 2.    Defined Terms.
With respect to the Series 2020-VF1 Notes and in addition to or in replacement for the definitions set forth in Section 1.1 of the Base Indenture, the following definitions shall be assigned to the defined terms set forth below:
“30-Day Peak Committed VFN Principal Balance” means for any Payment Date (but not any Interim Payment Date), beginning with the Payment Date occurring on October 12, 2020, with respect to the Class A-VF1, the maximum outstanding Committed VFN Principal Balance during the period commencing on the prior Payment Date and ending on the day immediately preceding such Payment Date.
“Adjusted Daily Simple SOFR” means, with respect to any Interest Accrual Period, an interest rate per annum equal to (i) the related Daily Simple SOFR, plus (ii) [***] ([***]%).
“Administrative Agent” means, for so long as the Series 2020-VF1 Notes have not been paid in full: (i) with respect to the provisions of this Indenture Supplement, JPMorgan or any Affiliate or successor thereto; and (ii) with respect to the provisions of the Base Indenture, and notwithstanding the terms and provisions of any other Indenture Supplement, together, JPMorgan and such other parties as set forth in any other Indenture Supplement, or a respective Affiliate or any respective successor thereto. For the avoidance of doubt, reference to “it” or “its” with respect to the Administrative Agent in the Base Indenture shall mean “them” and “their,” and reference to the singular therein in relation to the Administrative Agent shall be construed as if plural.
“Administrator Change of Control” occurs if the Administrator shall cease to directly or indirectly own 100% of the equity interests of the Depositor.
“Advance Rates” means, on any date of determination with respect to each Receivable related to the Series 2020-VF1 Notes, the percentage amount based on the Advance Type of such Receivable, as set forth in the table below, subject to amendment by mutual agreement of the Administrative Agent and the Administrator; provided, that
(i)    the Advance Rate for any Receivable related to any Class of Notes shall be zero if such Receivable is not a Facility Eligible Receivable;
(ii)    (A) if, as of any date of determination, the Monthly Reimbursement Rate is less than [***]% but greater than or equal to [***]%, commencing with the Payment Date immediately following such date of determination, the Advance Rates applicable to the Receivables shall be equal to the Advance Rates set forth below minus [***]%, until the next determination date on with the Monthly Reimbursement Rate is greater than or equal to [***]%, and (B) if, as of any date of determination, the Monthly Reimbursement Rate is less than [***]%, commencing with the Payment Date immediately following such date of determination, the Advance Rates applicable to the Receivables shall be equal to the Advance Rates set forth below minus [***]% until the next determination date on which the Monthly Reimbursement Rate is greater than or equal to [***]%; and
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(iii)    in no event shall the Facility Advance Rate exceed the lesser of: (a) [***]% and (b) [***]% minus the Claims Loss Coverage Percentage for the most recently ended calendar quarter, and the Advance Rates with respect to the Series 2020-VF1 Notes shall be temporarily reduced pro rata solely to the extent necessary to cause the Facility Advance Rate to not exceed the lesser of (a) and (b) referenced above:

Advance Type / Class of Notes	Class A-VF1
Delinquency Advances	[***]%
Non-Judicial Escrow Advances	[***]%
Judicial Escrow Advances	[***]%
Non-Judicial Corporate Advances	[***]%
Judicial Corporate Advances	[***]%

“Advance Ratio” means, as of any date of determination with respect to any Designated Pool, the ratio (expressed as a percentage), calculated as of the last day of the calendar month immediately preceding the calendar month in which such date occurs, of (i) the related PSA Stressed Nonrecoverable Advance Amount on such date over (ii) the aggregate monthly scheduled principal and interest payments for the calendar month immediately preceding the calendar month in which such date occurs with respect to all non-Delinquent Mortgage Loans in such Designated Pool, serviced pursuant to the related Designated Servicing Contract.
“Aggregate VFN Principal Balance” means, as of any date, the sum of the Committed VFN Principal Balance and the Uncommitted VFN Principal Balance on a particular day.
“AVM” means an automated valuation model providing computerized statistical modeling of a variety of data to generate home appraisals for mortgages based on comparable sales in the geographic area of the Mortgaged Property, title records, and other market factors and such AVM is acceptable as an appraisal in accordance with the Fannie Mae Guide or the Freddie Mac Guide, as applicable.
“Base Indenture” has the meaning assigned to such term in the Preamble.
~~“Base Rate” means, on any date, a fluctuating rate of interest per annum equal to the higher of (i) the Prime Rate on such date and (ii) the Federal Funds Rate on such date~~
~~plus [***]% .~~
“Benchmark” means, with respect to any Interest Accrual Period, the greater of (i) the Adjusted Daily Simple SOFR or a Benchmark Replacement Rate, and (ii) [***] ([***]%).
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“Benchmark Administration Changes” means, with respect to the Benchmark (including any Benchmark Replacement Rate), any technical, administrative or operational changes (including without limitation changes to the timing and frequency of determining rates and making payments of interest, length of lookback periods, and other administrative matters as may be appropriate, in the sole and good faith discretion of the Administrative Agent, to reflect the adoption and implementation of such Benchmark and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such Benchmark exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Indenture Supplement).
“Benchmark Replacement Rate” means a rate determined by the Administrative Agent in accordance with Section 7(c) of this Indenture Supplement.
“Cash Equivalents” means  (a) securities with maturities of ninety (90) days or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit and eurodollar time deposits with maturities of ninety (90) days or less from the date of acquisition and overnight bank deposits of any commercial bank having capital and surplus in excess of $500,000,000, (c) repurchase obligations of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than seven (7) days with respect to securities issued or fully guaranteed or insured by the United States Government, (d) commercial paper of a domestic issuer rated at least A-1 or the equivalent thereof by S&P or P-1 or the equivalent thereof by Moody’s and in either case maturing within ninety (90) days after the day of acquisition, (e) securities with maturities of ninety (90) days or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody’s, (f) securities with maturities of ninety (90) days or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the requirements of clause (b) of this definition or, (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.
“Claims Loss Coverage Amount” means, as of a Testing Date, the aggregate amount of Escrow Advances and Corporate Advances included in the Trust Estate as of such Testing Date multiplied by (i) the most recent Non-Recoverable Rate and (ii) 2.40.
“Claims Loss Coverage Percentage” means, a fraction, expressed as a percentage, equal to (a) the Claims Loss Coverage Amount, divided by (b) the aggregate amount of Advances included in the Trust Estate as of the Testing Date.
“Class A-VF1 Variable Funding Notes” means, the Variable Funding Notes, Class A-VF1 Variable Funding Notes, issued hereunder by the Issuer, having an Aggregate VFN Principal Balance of no greater than the applicable Maximum VFN Principal Balance.
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“Collateral Transfer” has the meaning assigned to such term in Section 3 of this Indenture Supplement.
“Committed VFN Principal Balance” means, on any date, for each Class of the Series 2020-VF1 Notes (i) all portions of the Initial Note Balance and each Additional Note Balance which were allocated to the “Committed VFN Principal Balance,” less (ii) all amounts paid prior to such date of determination on such Class of the Series 2020-VF1 Notes with respect to principal and allocated to reduce the “Committed VFN Principal Balance.”
“Corporate Trust Office” means with respect to the Series 2020-VF1 Notes, the office of the Indenture Trustee (or Citibank in any of its capacities) at which at any particular time its corporate trust business will be administered, which office at the date hereof is located at (i) for purposes other than final payment or note transfers, Citibank, N.A., Agency & Trust, 388 Greenwich Street, New York, New York 10013, Attention: loanDepot Agency Advance Receivables Trust, Series 2020-VF1, email: [***] and (ii) for purposes of final payment and note transfers, Citibank, N.A., Agency & Trust, 480 Washington Boulevard, 30th Floor, Jersey City, New Jersey 07310, Attention: loanDepot Agency Advance Receivables Trust, Series 2020-VF1.
“Cumulative Interest Shortfall Amount Rate” means, [***]%, per annum.
“Daily Simple SOFR” means, with respect to each Interest Accrual Period, the SOFR appearing as the rate for the day that is one (1) U.S. Government Securities Business Day prior to the first day of such Interest Accrual Period. If the rate for any such U.S. Government Securities Business Day has not been published by the applicable administrator within two (2) U.S. Government Securities Business Days following such day (and a Benchmark Replacement Rate has not been determined by the Administrative Agent as provided herein), then the SOFR for such day will be the last appearing SOFR published prior to such day. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Administrator or the Servicer.
“Default Supplemental Fee” means for each Class of Series 2020-VF1 Notes and each Payment Date following an Event of Default and on the date of final payment of such Class (if an Event of Default is continuing on such final payment date), a fee equal to the product of:
    (i)    the Default Supplemental Fee Rate multiplied by;
    (ii)    a fraction, the numerator of which is the number of days elapsed from and including the prior Payment Date (or, if later, the occurrence of such Event of Default) and the denominator of which equals 360, multiplied by;
    (iii)    the average daily Note Balance since the prior Payment Date of such Class of Series 2020-VF1 Variable Funding Notes.
“Default Supplemental Fee Rate” means, with respect to the Series 2020-VF1 Notes, [***]%, per annum.
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“Delinquent” means for any Mortgage Loan, any Monthly Payment due thereon is not received prior to the close of business on the day that immediately precedes the Due Date on which the next Monthly Payment is due.
“Due Date” means the day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.
“ERD Supplemental Fee” means, for the Series 2020-VF1 Notes and each Payment Date from and after the Expected Repayment Date, if the Notes of such Class have not been refinanced or paid in full on or before the Expected Repayment Date for only such periods as the Notes of such Class are Outstanding and for so long as the Notes of such Class have a Note Balance greater than zero, a fee equal to the product of:
(i)    the ERD Supplemental Fee Rate multiplied by
(ii)    a fraction, the numerator of which is the number of days elapsed from and including the prior Payment Date (or, if later, the occurrence of such Expected Repayment Date) and the denominator of which equals 360, multiplied by
(iii)    the average daily Note Balance since the prior Payment Date of such Class of Series 2020-VF1 Variable Funding Notes.
“ERD Supplemental Fee Rate” means, with respect to the Series 2020-VF1 Notes, [***]%, per annum.
~~“Eurodollar Disruption Event” means any of the following: (i) a good faith~~
~~determination by any Noteholder of the Series 2020-VF1 Notes that it would be contrary to law or to the directive of any central bank or other Governmental Authority (whether or not having the force of law) for such Noteholder to obtain United States dollars in the London interbank market to fund or maintain any portion of the Note Balances of such Notes during any Interest Accrual Period, (ii) a good faith determination by any Noteholder of the Series 2020-VF1 Notes that the interest rates offered on deposits of United States dollars to such Noteholder in the London interbank market does not accurately reflect the cost to such Noteholder of purchasing, funding or maintaining any portion of the Note Balances of the Notes during any Interest Accrual Period, or (iii) the inability of any Noteholder of the Series 2020-VF1 Notes to obtain United States dollars in the London interbank market to fund o he Note Balances of such Notes for such Interest Accrual Period.~~
“Expected Repayment Date” means September 23, 2022.
“Expense Rate” means, as of any date of determination, with respect to the Series 2020-VF1 Notes, the percentage equivalent of a fraction, (i) the numerator of which equals the sum of (1) the product of the Series Allocation Percentage for such Series multiplied by (1) the aggregate amount of Fees due and payable by the Issuer on the next succeeding Payment Date plus (2) the product of the Series Allocation Percentage for such Series multiplied by any expenses payable or reimbursable by the Issuer on the next succeeding Payment Date, up to the applicable Expense Limit, if any, prior to any payments to the Noteholders of the Series 2020-
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VF1 Notes, pursuant to the terms and provisions of this Indenture Supplement, the Base Indenture or any other Transaction Document that have been invoiced to the Indenture Trustee and the Administrator, plus (3) the aggregate amount of related Series Fees payable by the Issuer on the next succeeding Payment Date and (ii) the denominator of which equals the sum of the outstanding Note Balances of all Series 2020-VF1 Notes at the close of business on such date.
“Facility Advance Rate” means, at any time, the aggregate Collateral Value of all Facility Eligible Receivables that have positive Advance Rates for the Series 2020-VF1 Notes, divided by the aggregate Receivable Balances of all Facility Eligible Receivables that have positive Advance Rates for the Series 2020-VF1 Notes. Such Facility Advance Rate shall be calculated by the Administrator.
~~“Federal Funds Rate” means, for any period, a fluctuating interest rate per annum~~
~~equal for each day during such period to the weighted average of the federal funds rates as quoted by the Administrative Agent and confirmed in Federal Reserve Board Statistical Release H. 15 (519) or any successor or substitute publication selected by the Administrative Agent (or, if such day is not a Business Day, for the next preceding Business Day), or if, for any reason, such rate is not available on any day, the rate determined, in the sole opinion of the Administrative Agent, to be the rate at which federal funds are being offered for sale in the national funds market at 9:00 a.m. Eastern Time.~~
“Fee Letter” means that certain Fee Letter, dated September 24, 2020 (as amended, supplemented, or otherwise modified from time to time), by and among JPMorgan and the Administrator.
“Governmental Authority” means the United States of America, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and having jurisdiction over the applicable Person.
“Increased Costs” has the meaning assigned to such term in Section 8 of this Indenture Supplement.
“Increased Costs Limit” means for each Noteholder of a Series 2020-VF1 Variable Funding Note, such Noteholder’s pro rata percentage (based on the Note Balance of such Noteholder’s Series 2020-VF1 Variable Funding Notes) of [***]% of the average aggregate Note Balance for all Classes of Series 2020-VF1 Variable Funding Notes Outstanding for any twelve-month period.
“Indebtedness” means (a) obligations created, issued or incurred by Administrator for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of property to another person subject to an understanding or agreement, contingent or otherwise, to repurchase such property from such person); (b) obligations of Administrator to pay the deferred purchase or acquisition price of property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within ninety (90) days of the date the respective goods are delivered or the respective services are rendered; (c) indebtedness of
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others secured by a lien on the property of Administrator, whether or not the respective indebtedness so secured has been assumed by Administrator; (d) obligations (contingent or otherwise) of Administrator in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of Administrator; (e) obligations of Administrator to pay rent or other amounts under a lease of (or other agreement conveying the right to use) property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of Administrator under GAAP, and, for purposes of this definition, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and “lease” shall have the meaning under GAAP as of January 1, 2013; (f) obligations of Administrator under repurchase agreements or loan and security agreements or similar warehouse facilities; (g) indebtedness of others guaranteed by Administrator; (h) indebtedness of general partnerships of which Administrator is a general partner; and (i) any other indebtedness of Administrator by a note, bond, debenture or similar instrument; provided, however that, in each case, “Indebtedness” shall not include Administrator’s Non-Recourse Indebtedness.
“Indemnified Taxes” means taxes imposed on or withheld or deducted from any payment made by the Issuer to a Noteholder with respect to the Series 2020-VF1 Notes under this Indenture Supplement or the other Transaction Documents other than (a) taxes imposed on or measured by net income (however denominated), franchise taxes, and branch profits taxes, in each case, (i) imposed as a result of such Noteholder being organized under the laws of, or having its principal office or its applicable lending office located in, the jurisdiction imposing such tax (or any political subdivision thereof) or (ii) that are imposed as a result of a present or former connection between such Noteholder and the jurisdiction imposing such tax (other than connections arising from such Noteholder having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Transaction Document, or sold or assigned an interest in any Series 2020-VF1 Note or Transaction Document), (b) U.S. federal withholding taxes imposed on amounts payable to or for the account of such Noteholder with respect to an applicable interest in a Series 2020-VF1 Note pursuant to a law in effect on the date on which (i) such Noteholder acquires such interest in the Series 2020-VF1 Note or (ii) such Noteholder changes its lending office, except in each case to the extent that amounts with respect to such taxes were payable either to such Noteholder's assignor immediately before such Noteholder became a party hereto or to such Noteholder immediately before it changed its lending office, (c) taxes attributable to such Noteholder’s failure to furnish the Indenture Trustee on behalf of the Issuer a fully completed and accurate applicable IRS Form W-9, W-8BEN-E, W-8ECI or W-8IMY (with any applicable attachments) on or before such Noteholder is entitled to a payment under this Indenture Supplement or the other Transaction Documents, and (d) any withholding Taxes imposed under Sections 1471 through 1474 of the Code, any current or future regulations or official interpretations thereof that is substantively comparable and not materially more onerous to comply with, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.
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“Initial Note Balance” means, for any Note or for any Class of Notes, the amount drawn on such Note as of the Issuance Date. For the avoidance of doubt, the requirement for minimum denominations in Section 6.2 of the Base Indenture shall not apply in the case of the Series 2020-VF1 Variable Funding Notes.
“Initial Payment Date” means October 12, 2020.
“Interest Accrual Period” means, for the Series 2020-VF1 Notes and any Payment Date, the period beginning on the immediately preceding Payment Date (or, in the case of the first Payment Date with respect to any Class, the Issuance Date) and ending on the day immediately preceding the current Payment Date. The Interest Payment Amount for the Series 2020-VF1 Notes on any Payment Date shall be determined based on the Interest Day Count Convention.
“Interest Day Count Convention” means with respect to the Series 2020-VF1 Notes, the actual number of days in the related Interest Accrual Period divided by 360 ~~(or, if the Note Interest Rate is determined by reference to the Base Rate, 365 (or, in the case of any leap year, 366)~~.
“Interim Payment Date” means, subject to the notice provisions of Section 4.3 of the Base Indenture, with respect to the Series 2020-VF1 Notes, up to six (6) dates each calendar month provided that the Issuer provides the Noteholders of the Series 2020-VF1 Notes and the Indenture Trustee at least two (2) Business Days prior notice, or if any such date is not a Business Day, the next succeeding Business Day to the extent any such day occurs during the Revolving Period, and any other date otherwise agreed to between the Issuer and the Noteholders of the Series 2020-VF1 Notes. For the avoidance of doubt, no Interim Payment Date shall occur during the continuance of a Facility Early Amortization Event.
“Issuance Date” means September 24, 2020.
~~“LIBOR” has the meaning assigned to such term in Section 7 of this Indenture Supplement.~~
~~“LIBOR Determination Date” means for each Interest Accrual Period, the second London Banking Day prior to the commencement of such Interest Accrual Period.~~
“Limited Funding Date” means, subject to the notice provisions of the Base Indenture, any Business Day that is not a Payment Date or Interim Payment Date, at a time when no Facility Early Amortization Event shall have occurred and shall be continuing, which date is designated by the Administrator on behalf of the Issuer to the Indenture Trustee and the Administrative Agent in writing no later than 3:00 p.m. Eastern Time two (2) Business Days prior to such date; provided, that the Administrator shall have delivered a Funding Certification in accordance with Section 4.3(a) of the Base Indenture for such date, and provided, further that no fundings may be made under a Variable Funding Note on such date and no payments on any Notes shall be made on such date; provided, further, that no more than six (6) Limited Funding Dates may be designated by the Administrator on behalf of the Issuer in any calendar month.
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~~London Banking Day” means any day on which commercial banks and foreign exchange markets settle payment in both London and New York City.~~
“Market Value” means, as of any date of determination with respect to a Mortgaged Property, the value of such property (determined by the Servicer in accordance with the Freddie Mac Guide or the Fannie Mae Guide, as applicable) or the appraised value of the Mortgaged Property obtained in connection with its origination, if no updated valuation has been required under the Freddie Mac Guide or the Fannie Mae Guide, as applicable; provided, that such value shall equal zero for a mortgage loan that was 90 or more days Delinquent and the related valuation (which may be the value set forth in an AVM) is more than 210 days old and a new valuation (which may be the value set forth in an AVM) has not been provided within five (5) Business Days.
“Market Value Ratio” means, as of any date of determination with respect to a Designated Pool, the ratio (expressed as a percentage) of (i) the aggregate of the Receivable Balance of all Facility Eligible Receivables related to such Designated Pool on such date over (ii) the aggregate Market Value of the Mortgaged Properties and REO Properties for the Mortgage Loans in such Designated Pool on such date.
“Maximum Committed VFN Principal Balance” means, for the Class A-VF1 and with respect to any Funding Date, $[***] or such other amount, calculated pursuant to a written agreement between the Administrator and the Administrative Agent; provided that, on each Payment Date (beginning with the Payment Date occurring on October 12, 2020), if the 30-Day Peak Committed VFN Principal Balance is less than [***]% of the Maximum Committed VFN Principal Balance during the related period, the Maximum Committed VFN Principal Balance will be automatically reduced to an amount equal the nearest million that is greater than the product of (i) the 30-Day Peak Committed VFN Principal Balance, times (ii) 1.25, provided that such amount does not exceed the Maximum Committed VFN Principal Balance currently in effect; provided further that, the portion of such Maximum Committed VFN Principal Balance that is attributable to Facility Eligible Receivables relating to Freddie Mac Pools shall not cause the Receivables Balance related to Facility Eligible Receivables in respect of Freddie Mac Pools to exceed $[***], unless otherwise expressly consented to in writing by Freddie Mac in its sole and absolute discretion.
“Maximum Uncommitted VFN Principal Balance” means, for the Class A-VF1 and with respect to any Funding Date, the difference of the (i) Maximum VFN Principal Balance, minus (ii) the Maximum Committed VFN Principal Balance.
“Maximum VFN Principal Balance” means, for the Series 2020-VF1 Notes and with respect to any Funding Date, $[***], or such other amount, calculated pursuant to a written agreement between the Administrator and the Administrative Agent; provided further that, the portion of such Maximum VFN Principal Balance that is attributable to Facility Eligible Receivables relating to Freddie Mac Pools shall not cause the Receivables Balance related to Facility Eligible Receivables in respect of Freddie Mac Pools to exceed $[***], unless otherwise expressly consented to in writing by Freddie Mac in its sole and absolute discretion.
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“Monthly Payment” means, with respect to any Mortgage Loan, the monthly scheduled principal and interest payments required to be paid by the mortgagor on any Due Date with respect to such Mortgage Loan.
“Monthly Reimbursement Rate” means, as of any date of determination, the arithmetic average of the fractions (expressed as percentages), determined for each of the three (3) most recently concluded calendar months (or in the case of the first two calendar months, the applicable number of months elapsed since the Issuance Date), obtained by dividing (i) the aggregate Advance Reimbursement Amounts collected by the Servicer and deposited into the Trust Accounts during such month (which shall include, for purposes of this definition, amounts deemed received on account of Credited Advance Funding, if any, during such calendar month, but only if no Delinquency Advances were deemed reimbursed by Credited Advance Funding amounts for the preceding Monthly Advance Period) by (ii) the sum, for each Freddie Mac Pool or Fannie Mae Pool, of the highest Receivable Balance of the related Receivables during such calendar month relating to Advances funded by the Servicer in respect of such Freddie Mac Pool or Fannie Mae Pool, as applicable.
“Net Proceeds Coverage Percentage” means, for any Payment Date, the percentage equivalent of a fraction, (i) the numerator of which equals the amount of Collections on Receivables deposited into the Collection and Funding Account during the related Monthly Advance Collection Period (which shall include, for purposes of this definition, amounts deemed received on account of Credited Advance Funding, if any, during such Monthly Advance Collection Period, but only if no Delinquency Advances were deemed reimbursed by Credited Advance Funding amounts for the preceding Monthly Advance Period) and (ii) the denominator of which equals the aggregate average outstanding Note Balances of all Outstanding Notes during such Monthly Advance Collection Period.
“Net Worth” shall mean, the excess of total assets of Administrator, over total liabilities of Administrator, determined in accordance with GAAP on a quarterly basis.
“Non-Recourse” means, with respect to any specified Person, Indebtedness that is specifically advanced to finance the acquisition of property or assets and secured only by the property or assets to which such Indebtedness relates without recourse to such Person (other than subject to such customary carve-out matters for which such Person acts as a guarantor in connection with such Indebtedness, such as bad boy acts, fraud, misappropriation, breach of representation and warranty, misapplication, and environmental matters); provided that, notwithstanding the foregoing, if any Indebtedness that would be Non-Recourse Indebtedness but for the fact that such Indebtedness is made with recourse to other assets, then only the portion of such Indebtedness that is recourse to such other assets shall be deemed not to be Non- Recourse Indebtedness, and all other Indebtedness shall be deemed to be Non-Recourse Indebtedness.
“Non-Recoverable Rate” means, a percentage, as of a Testing Date, equal to the greater of (i) the aggregate amount of Corporate Advances and Escrow Advances included in the Trust Estate in the previous six (6) calendar months that the Servicer has written-off in accordance with its policies due to Servicer error, divided by the aggregate amount of claims filed in the previous six (6) calendar months, or (ii) the aggregate amount of Corporate Advances and
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Escrow Advances included in the Trust Estate written-off by the Servicer in accordance with its policies due to Servicer error in the previous thirty-six (36) calendar months, divided by the aggregate amount of claims filed in the previous thirty-six (36) calendar months.
“Note Interest Rate” means, for each Interest Accrual Period for the Series 2020-VF1 Notes, the sum of: (i) the ~~greater of (a) One-Month LIBOR (or, if a Eurodollar Disruption Event has occurred and is continuing, the Base Rate) or a Successor Rate, as applicable, and (b) [***]% and~~ Benchmark, plus (ii) [***]% per annum.
“Note Purchase Agreement” means that Note Purchase Agreement, dated as of September 24, 2020 (as amended, supplemented, or otherwise modified from time to time), by and among the Issuer, the Depositor, the Servicer, the Administrator, and JPMorgan, as the Administrative Agent and the Purchaser.
~~“One-Month LIBOR” has the meaning assigned such term in Section 7 of this Indenture Supplement.~~
~~“Prime Rate” means the rate announced by the Administrative Agent from time to time as its prime rate in the United States, such rate to change as and when such designated rate changes. The Prime Rate is not intended to be the lowest rate of interest charged by the Administrative Agent in connection with extensions of credit to debtors.~~
“PSA Stressed Nonrecoverable Advance Amount” means as of any date of determination and with respect to any Designated Pool, the sum of:
(i)    for all Mortgage Loans of such Designated Pool that are current as of such date, the greater of (A) zero and (B) the excess of (1) Total Advances related to such Mortgage Loans on such date over (2) (x) in the case of Mortgage Loans secured by a first lien, the product of [***]% and the sum of all of the Market Values for the related Mortgaged Property or (y) in the case of Mortgage Loans secured by a second or more junior lien, zero; and
(ii)    for all Mortgage Loans of such Designated Pool that are delinquent as of such date, but not related to property in foreclosure or REO Property, the greater of (A) zero and (B) the excess of (i) Total Advances related to such Mortgage Loans on such date over (ii) (x) in the case of Mortgage Loans secured by a first lien, the product of [***]% and the sum of all of the Market Values for the related Mortgaged Property or (y) in the case of Mortgage Loans secured by a second or more junior lien, zero; and
(iii)    for all Mortgage Loans of such Designated Pool that are related to properties in foreclosure, the greater of (A) zero and (B) the excess of (1) Total Advances related to such Mortgage Loans on such date over (2) (x) in the case of Mortgage Loans secured by a first lien, the product of [***]% and the sum of all of the Market Values for the related Mortgaged Property or (y) in the case of Mortgage Loans secured by a second or more junior lien, zero; and
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(iv)    for all REO Properties of such Designated Pool, the greater of (A) zero and (B) the excess of (1) Total Advances related to such REO Properties on such date over (2) (x) in the case of REO Properties previously secured by a first lien Mortgage Loan, the product of [***]% and the sum of all of the Market Values for such REO Properties or (y) in the case of REO Properties previously secured by a second or more junior lien Mortgage Loan, zero.
“Purchaser” means JPMorgan Chase Bank, N.A., as purchaser under the Note Purchase Agreement, and any successors and assigns in such capacity.
“Redemption Percentage” means, for the Series 2020-VF1 Notes, [***]%.
~~“Reference Banks” has the meaning assigned to such term in Section 7 of this Indenture Supplement.~~
“Regulatory Change” means (a) the adoption of any law, rule or regulation after the date hereof, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date hereof or (c) compliance by any Noteholder (or, for purposes of Section 8(a)(3), by any lending office of such Noteholder or by such Noteholder’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date hereof.
~~“Reserve Interest Rate” has the meaning assigned to such term in Section 7 of this Indenture Supplement.~~
“Senior Rate” means, for the Series 2020-VF1 Notes, the Note Interest Rate.
“Series 2020-VF1 Note Balance” means the Aggregate VFN Principal Balance.
“Series Fee Limit” means none.
“Series Fees” means, for the Series 2020-VF1 Notes and any Payment Date, the sum of (i) the fees set forth in the Fee Letter and (ii) the aggregate unreimbursed fees, indemnification amounts owed to and expenses of the Administrative Agent due under the Indenture.
“Series Required Noteholders” means, for only so long as the Series 2020-VF1 Variable Funding Notes are Outstanding, 100% of the Noteholders of the Series 2020-VF1 Variable Funding Notes, and thereafter clause (a) of the definition of the “Series Required Noteholders” in the Base Indenture shall apply.
“Series Reserve Required Amount” means with respect to any Payment Date or Interim Payment Date, as the case may be, for the Series 2020-VF1 Notes, an amount equal to on any Payment Date or Interim Payment Date four (4) month’s interest, which shall be calculated as follows: four (4) times the amount equal to (i) the applicable Senior Rate, multiplied by (ii) the Note Balance of each Class of Series 2020-VF1 Notes as of such Payment Date or Interim Payment Date, as the case may be, divided by (iii) 12.
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“Servicer Information” has the assigned to such term in Section 9 of this Indenture Supplement.
“SOFR” means a rate per annum equal to the secured overnight financing rate as administered by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate) on its website.
“Stated Maturity Date” means, for each Class of the Series 2020-VF1 Notes, the day that is thirty (30) years following the end of the related Revolving Period (or, if such day is not a Business Day, the next Business Day).
“Stressed Note Interest Rate” means, for each Interest Accrual Period for the Series 2020-VF1 Notes, the sum of: (i) the ~~greater of (a) One Month LIBOR (or, if a Eurodollar Disruption Event has occurred and is continuing, the Base Rate) or a Successor Rate, as applicable, and (b) [***]% and~~Benchmark, plus (ii) [***]%, per annum.
“Stressed Time” means, as of any date of determination for any Class of Series 2020-VF1 Notes, the percentage equivalent of a fraction, the numerator of which is one (1), and the denominator of which equals the related Stressed Time Percentage for such Class times the Monthly Reimbursement Rate on such date.
“Stressed Time Percentage” means for Class A-VF1, [***]%.
~~“Successor Rate” shall mean a rate determined by Administrative Agent in accordance with Section 7(d) hereof.~~
~~“Successor Rate Conforming Changes” shall mean, with respect to any proposed Successor Rate, any spread adjustments or other conforming changes to the timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the discretion of Administrative Agent, to reflect the adoption of such Successor Rate and to permit the administration thereof by Administrative Agent.~~
“Tangible Net Worth” means the consolidated Net Worth of the Administrator and its Subsidiaries, less the consolidated net book value of all assets of the Administrator and its Subsidiaries (to the extent reflected as an asset in the balance sheet of the Administrator or any Subsidiary at such date) which will be treated as intangibles under GAAP, including, without limitation, such items as deferred financing expenses, deferred taxes, net leasehold improvements, good will, trademarks, trade names, service marks, copyrights, patents, licenses and unamortized debt discount and expense.
“Target Amortization Amount” means, (A) if a Target Amortization Event occurs that is described in the definition thereof in clauses (B)(i), (B)(ii), (B)(xii)(ii), (B)(xvi) (if such Target Amortization Event is as a result of a Target Amortization Event that is the same as the Target Amortization Event described in clause (B)(i), (B)(ii) or (B)(xii)(ii)) and if the definition of “Target Amortization Amounts” under such Series of Variable Funding Notes provides that such Target Amortization Amount for such Target Amortization Event is one-twelfth (1/12) of the Note Balance of the Series 2020-VF1 Notes at the close of business on the last day of its
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Revolving Period), one-twelfth (1/12) of the Note Balance of such Notes at the close of business on the last day of its Revolving Period;
(B) if a Target Amortization Event described in clause (B)(xii)(i) or (B)(xvi) (if such Target Amortization Event is as a result of a Target Amortization Event that is the same as the Target Amortization Event described in clause (B)(xii)(i) of the definition thereof and if the definition of “Target Amortization Amounts” under such Series of Variable Funding Notes provides that such Target Amortization Amount for such Target Amortization Event is one-third (1/3) of the Note Balance of such Notes at the close of business on the last day of its Revolving Period) in the definition thereof occurs, one-third (1/3) of the Note Balance of the Series 2020-VF1 Notes at the close of business on the last day of its Revolving Period; and
(C) if any other Target Amortization Event described in the definition thereof occurs (including (B)(xii) or (B)(xvi), except as covered above), 100% of the Note Balance of the Series 2020-VF1 Notes at the close of business on the last day of its Revolving Period;
provided, however, regardless of whether another Target Amortization Event has previously occurred, if the Target Amortization Event described in clause (A) of the definition thereof occurs, the Target Amortization Amount shall equal the remaining Note Balance outstanding upon the occurrence of the Expected Repayment Date, payable on the next succeeding Payment Date.
“Target Amortization Event” for the Series 2020-VF1 Notes, means the earlier of (A) the related Expected Repayment Date or (B) the occurrence of any of the following conditions or events, which is not waived by 100% of the Noteholders of the Series 2020-VF1 Notes:
(i)    on any Payment Date following the third (3rd) full calendar month after the Issuance Date, the arithmetic average of the Net Proceeds Coverage Percentage determined for such Payment Date and the two preceding Payment Dates is less than five (5) times the percentage equivalent of a fraction (A) the numerator of which equals the sum of the accrued Interest Payment Amounts for each Class of all Outstanding Notes on such date and (B) the denominator of which equals the aggregate average Note Balances of each Class of Outstanding Notes during the related Monthly Advance Collection Period;
(ii)    the occurrence, over the course of any twelve-month period from October 1 through the following October 1 (beginning with the period from October 1, 2019 through October 1, 2020) (each an “STE Measurement Period”), of one or more Servicer Termination Events with respect to Designated Servicing Contracts with respect to which there are outstanding Receivables included in the Trust Estate, which Servicing Contracts represent [***]% or more (by Mortgage Loan balance as of the beginning of the STE Measurement Period) of all the Designated Servicing Contracts with respect to which there are outstanding Receivables included in the Trust Estate as of the beginning of the STE Measurement Period (in any case, regardless of whether any such Designated Servicing Contract was a “Designated Servicing Contract” as of the beginning of such STE Measurement Period);
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(iii)    the Monthly Reimbursement Rate is less than [***]% as of any date of determination following the third (3rd) full calendar month after the Issuance Date;
(iv)    the Servicer or any of its Subsidiaries or Affiliates shall fail to be in compliance with any financial covenant set forth the Warehouse Facility Documents;
(v)    [reserved];
(vi)    [reserved];
(vii)    [reserved];
(viii)    the occurrence of an Administrator Change of Control;
(ix)    any failure by the Administrator to deliver any Determination Date Administrator Report pursuant to Section 3.2 of the Base Indenture which continues unremedied for a period of five (5) Business Days after a Responsible Officer of the Administrator shall have obtained actual knowledge of such failure, or shall have received written or electronic notice from the Indenture Trustee or any Noteholder of such failure;
(x)    the Issuer, the Receivables Seller, the Servicer, the Depositor or the Administrator shall breach or default in the due observance or performance of any of its covenants or agreements in this Indenture Supplement, the Base Indenture, or any other Transaction Document in any material respect (subject to any cure period provided therein), other than an obligation of the Receivables Seller to make an Indemnity Payment following a breach of a representation or warranty with respect to such Receivable pursuant to Section 4(b) of the Receivables Sale Agreement or any payment default described in Section 8.1 of the Base Indenture, and any such default shall continue for a period of thirty (30) days after the earlier to occur of (i) actual discovery by a Responsible Officer of the Issuer, the Receivables Seller, the Servicer, the Depositor or the Administrator, as applicable, or (ii) the date on which written or electronic notice of such failure, requiring the same to be remedied, shall have been given from the Indenture Trustee or any Noteholder to a Responsible Officer of the Issuer, the Receivables Seller, the Servicer, the Depositor or the Administrator; provided, that a breach of Section 6(a) of the Receivables Sale Agreement, or Section 7(b) of the Receivables Pooling Agreement (prohibiting the Receivables Seller, the Servicer or the Depositor, as applicable, from causing or permitting Insolvency Proceedings with respect to the Depositor or the Issuer, as applicable) shall constitute an automatic Target Amortization Event;
(xi)    if any representation or warranty of the Issuer, the Receivables Seller, the Servicer, the Depositor or the Administrator made in this Indenture Supplement, the Base Indenture, or any other Transaction Document (other than under Section 4(b) of the Receivables Sale Agreement) shall prove to have been breached in any material respect as of the time when the same shall have been made or deemed made, and, if capable of remedy by payment of an Indemnity Payment or otherwise, continues uncured and
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unremedied for a period of thirty (30) days after the earlier to occur of (i) actual discovery by a Responsible Officer of the Issuer, the Receivables Seller, the Servicer, the Depositor or the Administrator, as applicable, or (ii) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to a Responsible Officer of the Issuer, the Receivables Seller, the Servicer, the Depositor or the Administrator, as applicable, and would have a material adverse effect on the rights or interests of the Noteholders;
(xii)    (i) a final judgment or judgments for the payment of money in excess of $[***] in the aggregate shall be rendered against the Depositor or the Issuer by one or more courts, administrative tribunals or other bodies having jurisdiction over them, or (ii) a final judgment or judgments for the payment of money in excess of $[***] in the aggregate shall be rendered against the Receivables Seller or the Administrator by one or more courts, administrative tribunals or other bodies having jurisdiction over them and the same shall not be discharged (or provision shall not be made for such discharge) or bonded, or a stay of execution thereof shall not be procured, within sixty (60) days from the date of entry thereof and the Receivables Seller or Administrator, as applicable, shall not, within said period of sixty (60) days, or such longer period during which execution of the same shall have been stayed or bonded, appeal therefrom and cause the execution thereof to be stayed during such appeal;
(xiii)    any person is appointed as Independent Manager of the Depositor or the Issuer and such person does not strictly conform to all of the criteria set forth in the Base Indenture in the definition of “Independent Manager”;
(xiv)    the Administrator shall fail to make any payment (whether of principal or interest or otherwise) in respect of any other indebtedness with an amount in excess of $[***], when and as the same shall become due and payable (including the passage of any applicable grace period);
(xv)    any event or condition occurs and, while continuing, results in any indebtedness of the Administrator with an amount in excess of $[***] becoming due prior to its scheduled maturity or that enables or permits (including the passage of any applicable grace period) the holder or holders of any such indebtedness or any trustee or agent on its or their behalf to cause any such indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; or
(xvi)    any Series or Class of Variable Funding Notes other than the Series 2020-VF1 Notes enters into a Target Amortization Period.
Notwithstanding the foregoing, for purposes of the events described in clauses (xiv) and (xv), above (each, a “Specified Event”), no Specified Event shall constitute a Target Amortization Event for purposes hereof unless and until the earlier to occur of (a) the Administrative Agent has delivered a written notice to the Issuer and Administrator to the effect that because of the occurrence of such Specified Event, a Target Amortization Event has occurred and the related Target Amortization Amount is due and payable on the next Payment
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Date, or (b) three (3) Business Days have elapsed since the occurrence of the Specified Event without waiver from the Administrative Agent.

“Testing Date” means, the earlier of (i) first Funding Date in the months of January, April, July, and October or (ii) the 21st of January, April, July and October. If the 21st of such month is not a Business Day, the Testing Date shall be the immediately following Business Day.
“Total Advances” means, with respect to any Mortgage Loan or REO Property on any date of determination, the sum of all outstanding amounts of all outstanding Advances related to Facility Eligible Receivables funded by the Servicer out of its own funds or with respect to such Mortgage Loan or REO Property on such date.
“Transaction Documents” means, in addition to the documents set forth in the definition thereof in the Base Indenture, this Indenture Supplement, the Note Purchase Agreement and the Fee Letter, each as amended, supplemented, restated or otherwise modified from time to time.
“Trigger Advance Rate” means, for the Series 2020-VF1 Notes, as of any date from and after the third full calendar month after the Issuance Date, the rate equal to the greater of (x) zero and (y) (1) 100% minus (2) the sum of the following:
(I)    the product of (a) one-twelfth (1/12) of the Stressed Note Interest Rate for the most recent Payment Date, plus the related Expense Rate as of such date, (b) the Stressed Time as of such date and (c) the quotient of (i) the Uncommitted VFN Principal Balance of the Series 2020-VF1 Notes and (ii) the Aggregate VFN Principal Balance as of such date; and
(II)    the product of (a) one-twelfth (1/12) of the Note Interest Rate, plus the related Expense Rate as of such date, (b) the Stressed Time as of such date and (c) the quotient of (i) the Committed VFN Principal Balance of the Series 2020-VF1 Notes and (ii) the Aggregate VFN Principal Balance as of such date.
“Uncommitted VFN Principal Balance” means, on any date of determination, for each Class of the Series 2020-VF1 Notes, (i) all portions of the Initial Note Balance and each Additional Note Balance which were allocated to the “Uncommitted VFN Principal Balance,” less (ii) all amounts paid prior to such date of determination on such Class of the Series 2020-VF1 Notes with respect to principal and allocated to reduce the “Uncommitted VFN Principal Balance.”
“Undrawn Fee Amount” means, each day during the Revolving Period for the Series 2020-VF1 Notes, an amount, calculated on a daily basis, equal to the product of (i) the Maximum Committed VFN Principal Balance less the Aggregate VFN Principal Balance of the Series 2020-VF1 Notes as of the close of business on such day, multiplied by (ii) the applicable Undrawn Fee Rate, divided by 360. For the avoidance of doubt, the Undrawn Fee Rate shall be zero for each day that the Committed VFN Principal Balance equals the Maximum Committed VFN Principal Balance.
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“Undrawn Fee Rate” means, with respect to each Class of the Series 2020-VF1 Notes and for each Interest Accrual Period, the per annum rate stated below which corresponds to the applicable Usage Percentage:

Usage Percentage	Undrawn Fee Rate
100%	[***]%
75.00%-99.99%	[***]%
50.00%-74.99%	[***]%
25.00%-49.99%	[***]%
Less than 25.00%	[***]%

“Unrestricted Cash” means, with respect to any Person, as of any date of determination, the sum of (i) such Person’s cash, and (ii) such Person’s Cash Equivalents that are not, in either case, subject to an Adverse Claim in favor of any Person or that are not required to be reserved by such Person in a restricted escrow arrangement or other similarly restricted arrangement pursuant to a contractual agreement or requirement of law.
“Usage Percentage” means, with respect to any Interest Accrual Period, the fraction, expressed as a percentage, (i) the numerator of which is the daily average Committed VFN Principal Balance during such Interest Accrual Period, and (ii) the denominator of which is the daily average Maximum Committed VFN Principal Balance during such Interest Accrual Period.
“U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday and (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.
“U.S. Risk Retention Rules” has the meaning assigned to such term in Section 11(b) of this Indenture Supplement.
“Warehouse Facility Documents” means that certain Master Repurchase Agreement dated as of June 3, 2016 (as the same may be amended, restated, supplemented or otherwise modified from time to time) between loanDepot.com, LLC, as seller, and JPMorgan Chase Bank, N.A., as buyer, and all other Transaction Documents (as the same may be amended, restated, supplemented or otherwise modified from time to time) as defined therein.
“WSFS” means Wilmington Savings Fund Society, FSB.
Section 3.    Forms of Series 2020-VF1 Notes.
The form of the Rule 144A Definitive Note and that may be used to evidence the Series 2020-VF1 Variable Funding Notes in the circumstances described in Section 5.4(c) of the Base Indenture are attached to the Base Indenture as Exhibit A.
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In addition to any provisions set forth in Section 6.5 of the Base Indenture, with respect to the Series 2020-VF1 Notes, the Noteholder of any Class of such Notes shall only transfer its beneficial interest therein to another potential investor in accordance with the Note Purchase Agreement, subject to the terms and provisions of the applicable Consent and Section 19 hereof. The Indenture Trustee (in all of its capacities) shall not be responsible to monitor, and shall not have any liability, for any such transfers of beneficial interests of participation interests.
For the avoidance of doubt, no Class of the Series 2020-VF1 Notes shall be Specified Notes as defined under the Base Indenture, and the Series 2020-VF1 Notes do not include any Retained Notes.
Proposed transferees of the Series 2020-VF1 Notes will be required to make (or in the case of Book Entry Notes, will be deemed to make) certain certifications for purposes of ERISA as provided in Section 6.5 of the Base Indenture.
In connection with any sale or transfer of Series 2020-VF1 Notes, the Purchaser shall certify in writing for the benefit of the Indenture Trustee and the Administrator that the prospective assignee is not a Prohibited Assignee (as such term is defined in the Note Purchase Agreement).
Prior to directly or indirectly transferring or otherwise using a Note as collateral for any financing arrangement or to support the debt or equity interests issued by a special purpose entity (collectively, a “Collateral Transfer”), the Noteholder providing such Note as collateral for a financing arrangement or in exchange for debt or equity interests in a special purpose entity shall have received advice from a nationally recognized tax counsel experienced in the tax aspects of asset securitization to the effect that, for U.S. federal income tax purposes, such Collateral Transfer will not result in the Issuer being characterized as a taxable mortgage pool.
Section 4.    Collateral Value Exclusions.
For purposes of calculating “Collateral Value” in respect of the Series 2020-VF1 Notes, the Collateral Value shall be zero for any Receivable that:
(i)    is attributable to any Designated Pool to the extent that the related Receivable Balance of such Receivable, when added to the aggregate Receivable Balance already outstanding with respect to such Designated Pool, would cause the related Advance Ratio to be equal to or greater than [***]%;
(ii)    is not a Facility Eligible Receivable;
(iii)    is attributable to any Designated Pool to the extent that the related Receivable Balance of such Receivable, when added to the aggregate Receivable Balance already outstanding with respect to such Designated Pool, would cause the related Market Value Ratio to exceed [***]%; or
(iv)    is attributable to a Freddie Mac Pool to the extent that the related Receivable Balance of such Receivable, when added to the aggregate Receivable Balances already outstanding with respect to all Freddie Mac Pools would exceed $[***].
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Section 5.    Series Reserve Account.
In accordance with the terms and provisions of this Section 5 and Section 4.6 of the Base Indenture, the Indenture Trustee shall establish and maintain a Series Reserve Account with respect to the Series 2020-VF1 Notes, which shall be an Eligible Account, for the benefit of the Series 2020-VF1 Noteholders. The Series Reserve Account with respect to the Series 2020-VF1 Notes is listed on Schedule 1 attached hereto.
Section 6.    Payments; Note Balance Increases; Early Maturity.
(a)    Except as otherwise expressly set forth herein, the Paying Agent shall make payments of interest on the Series 2020-VF1 Notes on each Payment Date in accordance with Section 4.5 of the Base Indenture.
(b)     The Paying Agent shall make payments of principal on the Series 2020-VF1 Notes on each Interim Payment Date and each Payment Date in accordance with Sections 4.4 and 4.5, respectively, of the Base Indenture (at the option of the Issuer in the case of requests during the Revolving Period for the Series 2020-VF1 Notes). The Note Balance of the Series 2020-VF1 Notes may be increased from time to time on certain Funding Dates in accordance with the terms and provisions of Section 4.3 of the Base Indenture, but not in excess of the related Maximum VFN Principal Balance.
Notwithstanding anything to the contrary contained herein or in the Base Indenture, the Issuer may, upon at least seven (7) Business Days’ prior written notice to the Administrative Agent and Indenture Trustee, redeem in whole or in part, and/or terminate and cause retirement of any of the Series 2020-VF1 Notes at any time using proceeds of issuance of new Notes.
The Series 2020-VF1 Notes are also subject to optional redemption in accordance with the terms of Section 13.1 of the Base Indenture.
(c)    For the avoidance of doubt, the failure pay any Target Amortization Amount when due, as described in the definition thereof, shall constitute an Event of Default.
(d)    The Administrative Agent and the Issuer further confirm that the Series 2020-VF1 Notes issued on the Issuance Date pursuant to this Indenture Supplement shall be issued in the name of “JPMorgan Chase Bank, N.A.” The Issuer and the Administrative Agent hereby direct the Indenture Trustee to issue the Series 2020-VF1 Notes in the name of “JPMorgan Chase Bank, N.A.” For the avoidance of doubt, the parties hereto hereby agree that, in accordance with the terms and provisions of the Note Purchase Agreements, the Administrative Agent may act as agent of each Noteholder (or “purchaser”, howsoever denominated) party to the Note Purchase Agreement in respect of the related Series 2020-VF1 Notes and shall determine the allocation of “Additional Note Balances” (as such term is defined in the Note Purchase Agreement, if applicable) or VFN Principal Balance increases to be funded by each such Noteholder (or purchaser).
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(e)    Notwithstanding anything to the contrary in Section 4.3(b)(iii) of the Base Indenture, VFN draws on any other Series of VFNs shall be made on a pro rata basis with the Series 2020-VF1 Notes. The VFN draws in respect of the Series 2020-VF1 Variable Funding Notes shall be made in accordance with the instructions provided in the related Funding Certification.
(f)    The parties hereto agree that the failure to pay any portion of any related Undrawn Fee Amount on any Payment Date shall constitute an Event of Default under Section 8.1(a)(i) of the Base Indenture.
Section 7.    Determination of Note Interest Rate and the Benchmark.
(a)    At least two (2) Business Days prior to each Determination Date, the Administrative Agent shall calculate the Note Interest Rate (and each component thereof) for the related Interest Accrual Period  ~~in the case of One-Month LIBOR as determined by the Administrative Agent in accordance with Section 7(b) below)~~ and the Interest Payment Amount for the Series 2020-VF1 Notes for the upcoming Payment Date, and include a report of such amount in the related Payment Date Report.
~~(b) On each LIBOR Determination Date, the Administrative Agent will determine the arithmetic mean of the London Interbank Offered Rate (“LIBOR”) quotations for one-month Eurodollar deposits (“One-Month LIBOR”) for the succeeding Interest Accrual Period for the Series 2020-VF1 Notes on the basis of the Reference Banks’ offered LIBOR quotations provided to the Administrative Agent as of 11:00 a.m. (London time) on such LIBOR Determination Date. As used herein with respect to a LIBOR Determination Date, “Reference Banks” means leading banks engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) whose quotations appear on the Bloomberg Screen US0001M Index Page for the LIBOR Determination Date in question and (iii) which have been designated as such by the Administrative Agent and are able and willing to provide such quotations to the Administrative Agent for each LIBOR Determination Date. “Bloomberg Screen US0001M Index Page” means the display designated as page US0001M Index Page on the Bloomberg Financial Markets Commodities News (or such other pages as may replace such page on that service for the purpose of displaying LIBOR quotations of major banks). If any Reference Bank should be removed from the Bloomberg Screen US0001M Index Page or in any other way fails to meet the qualifications of a Reference Bank, the Administrative Agent may, in its sole discretion, designate an alternative Reference Bank.~~
~~If, for any LIBOR Determination Date, two (2) or more of the Reference Banks provide offered One-Month LIBOR quotations on the Bloomberg Screen US0001M Index Page, One-Month LIBOR for the next succeeding Interest Accrual Period for the Series 2020-VF1 Notes will be the arithmetic mean of such offered quotations (rounding such arithmetic mean if necessary to the nearest five decimal places).~~
~~If, for any LIBOR Determination Date, only one (1) or none of the Reference Banks provides such offered One-Month LIBOR quotations for the next applicable Interest Accrual Period, One-Month LIBOR for the next Interest Accrual Period for the Series 2020-VF1 Notes will be the higher of (x) One-Month LIBOR as determined for the previous LIBOR~~
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~~Determination Date and (y) the Reserve Interest Rate. The “Reserve Interest Rate” on any date of determination will be the rate per annum that the Administrative Agent determines to be either (A) the arithmetic mean (rounding such arithmetic mean if necessary to the nearest five decimal places) of the one-month Eurodollar lending rate that New York City banks selected by the Administrative Agent are quoting, on the relevant LIBOR Determination Date, to the principal London offices of at least two (2) leading banks in the London Interbank market or (B) in the event that the Administrative Agent is unable to determine such arithmetic mean, the lowest one-month Eurodollar lending rate that the New York City banks so selected by the Administrative Agent are quoting on such LIBOR Determination Date to leading European banks.~~
~~If, on any LIBOR Determination Date, the Administrative Agent is required but is unable to determine the Reserve Interest Rate in the manner provided in the preceding paragraph, One-Month LIBOR for the next applicable Interest Accrual Period will be One-Month LIBOR as determined for the previous LIBOR Determination Date.~~
(~~c~~b) The establishment of ~~One Month LIBOR~~the Benchmark by the Administrative Agent and the Administrative Agent’s subsequent calculation of the Note Interest Rate (and each component thereof) on the Series 2020-VF1 Variable Funding Notes for the relevant Interest Accrual Period, and the Interest Payment Amount for the Series 2020-VF1 Notes, in the absence of manifest error, will be final and binding.
(~~d~~c)    If prior to any Payment Date, the Administrative Agent determines in its ~~sole~~ good faith discretion that, by reason of circumstances affecting the relevant market, (i) adequate and reasonable means do not exist for ascertaining ~~One Month LIBOR, One Month LIBOR~~ the Benchmark, (ii) the applicable Benchmark is no longer in existence, ~~or~~ (iii) continued implementation of the Benchmark is no longer administratively feasible or no significant market practice for the administration of the Benchmark exists, (iv) the Benchmark will not adequately and fairly reflect the cost to the Administrative Agent of administering the Notes in accordance with the terms of the Transaction Documents or any Noteholder of purchasing and funding the Notes, or (v) the administrator of ~~One Month LIBOR~~the applicable Benchmark or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which ~~One Month LIBOR~~the Benchmark shall no longer be made available or used for determining the interest rate of loans; provided, that at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark, the Administrative Agent may give prompt written notice thereof to the Administrator and the Indenture Trustee, whereupon the rate ~~for such period~~ that will replace ~~One Month LIBOR for such period~~the Benchmark for the Interest Accrual Period immediately preceding such Payment Date, and for all subsequent ~~periods~~Interest Accrual Periods until such notice has been withdrawn by the Administrative Agent, shall be the greater of (i) an alternative benchmark rate (including any mathematical or other adjustments to ~~the~~such benchmark rate (if any) incorporated therein) and (ii) zero, in lieu of ~~One Month LIBOR~~the then-applicable Benchmark (any such rate, a “~~Successor~~Benchmark Replacement Rate”), together with any proposed ~~SuccessorRate Conforming~~Benchmark Administration Changes, as determined by the Administrative Agent in its ~~sole good faith~~reasonable discretion.
~~and otherwise~~ (d)    Subject to the following sentence, the Administrative Agent will have the right to make Benchmark Administration Changes from time to time with respect to the
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Benchmark (including any Benchmark Replacement Rate), and will promptly notify the Administrator of the effectiveness of any such changes. Any adoption of Benchmark Administration Changes and any determination of a Benchmark Replacement Rate shall be made by the Administrative Agent in a manner substantially consistent with those used for similarly situated customers and with substantially similar assets subject thereto that are under the supervision of the Administrative Agent’s investment bank New York mortgage finance business that administers the Notes. Notwithstanding anything to the contrary herein or the other Transaction Documents, any such Benchmark Administration Changes will become effective without any further action or consent of the Administrator, the Servicer or any other party to this Indenture Supplement or the other Transaction Documents.
Section 8.    Increased Costs.
(a)    If any Regulatory Change or other change of requirement of any law, rule, regulation or order applicable to a Noteholder of a Series 2020-VF1 Variable Funding Note (a “Requirement of Law”) or any change in the interpretation or application thereof or compliance by such Noteholder with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:
(1)    shall subject such Noteholder to any Taxes (other than Taxes described in paragraph (a)(ii) through (d) of the definition of Indemnified Taxes including any such (a)(ii) Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes) (including Indemnified Taxes applicable to additional sums payable under this Section) with respect to its Series 2020-VF1 Variable Funding; shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, or other extensions of credit by, or any other acquisition of funds by, any office of such Noteholder which is not otherwise included in the determination of the Note Interest Rate hereunder; or
(2)    shall impose, modify or hold applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, or credit extended or participated by, or any other acquisition of funds by, any office of such Noteholder which is not otherwise included in the determination of the Note Interest Rate hereunder; or
(3)    shall have the effect of reducing the rate of return on such Noteholder’s capital or on the capital of such Noteholder’s holding company, if any, as a consequence of this Indenture Supplement, in the case of the Series 2020-VF1 Variable Funding Notes, the Note Purchase Agreement, or the Series 2020-VF1 Variable Funding Notes to a level below that which such Noteholder or such Noteholder’s holding company could have achieved but for such Requirements of Law (other than any Regulatory Change, Requirement of Law, interpretation or application thereof, request or directive with respect to taxes) (taking into
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consideration such Noteholder’s policies and the policies of such Noteholder’s holding company with respect to capital adequacy); or
(4)    shall impose on such Noteholder or the ~~London interbank market~~overnight United States Treasury securities repurchase market (or any market affecting a Benchmark Replacement Rate) any other condition, cost or expense (other than with respect to taxes) affecting this Indenture Supplement, in the case of the Series 2020-VF1 Variable Funding Notes, the Note Purchase Agreement or the Series 2020-VF1 Variable Funding Notes or any participation therein; or
(5)    shall impose on such Noteholder any other condition;
and the result of any of the foregoing is to increase the cost to such Noteholder, by an amount which such Noteholder deems, in good faith, to be material (collectively or individually, “Increased Costs”), of continuing to hold its Series 2020-VF1 Variable Funding Note, of maintaining its obligations with respect thereto, or to reduce any amount due or owing hereunder in respect thereof, or to reduce the amount of any sum received or receivable by such Noteholder (whether of principal, interest or any other amount) or (in the case of any change in a Requirement of Law regarding capital adequacy or liquidity requirements or in the interpretation or application thereof or compliance by such Noteholder or any Person controlling such Noteholder with any request or directive regarding capital adequacy or liquidity requirements (whether or not having the force of law) from any Governmental Authority or quasi-governmental authority made subsequent to the date hereof) shall have the effect of reducing the rate of return on such Noteholder’s or such controlling Person’s capital as a consequence of its obligations as a Noteholder of a Variable Funding Note to a level below that which such Noteholder or such controlling Person could have achieved but for such adoption, change or compliance (taking into consideration such Noteholder’s or such controlling Person’s policies with respect to capital adequacy) by an amount deemed, in good faith, by such Noteholder to be material, then, in any such case, such Noteholder (i) agrees to use commercially reasonable efforts to provide the Administrator with notice of such change in Requirements of Law; provided that any failure to provide such notice shall not affect the Administrator’s obligation to pay such documented additional amount or amounts, and (ii) shall provide the Administrator with an invoice evidencing such documented additional amount or amounts as calculated by such Noteholder in good faith as will compensate such Noteholder for such increased cost or reduced amount, and such invoiced amount shall be payable to such Noteholder on the Payment Date following the next Determination Date following such invoice, in accordance with Section 4.5(a)(1)(ii) or Section 4.5(a)(2)(iv) of the Base Indenture, as applicable; provided, however, that any amount of Increased Costs in excess of the Increased Costs Limit shall be payable to such Noteholder in accordance with Section 4.5(a)(1)(ix) or Section 4.5(a)(2)(iv) of the Base Indenture, as applicable.
(b)    Increased Costs payable under this Section 8 shall be payable on a Payment Date only to the extent invoiced to the Indenture Trustee prior to the related Determination Date.
(c)    If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Increased Costs as to which it has been indemnified pursuant to this Section (including by the payment of additional amounts pursuant to this Section), it shall pay to
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the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (c) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (c), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (c) the payment of which would place the indemnified party in a less favorable net after-tax position than the indemnified party would have been in if the tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the indemnifying party or any other Person.
(d)    Each Noteholder agrees that if any IRS form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such IRS form or certification or promptly notify the Issuer and the Indenture Trustee in writing of its legal inability to do so.
Section 9.    Series Reports.
(a)    Series Calculation Agent Verification Certification. The Calculation Agent shall verify that the following information, to the extent received from the Servicer, has been reasonably calculated and accurately reported by the Servicer in the applicable Determination Date Administrator Report and include as part of each Calculation Agent Verification Certification, prepared pursuant to Section 3.1 of the Base Indenture delivered by electronic means (including by electronic mail or posting on the website pursuant to Section 3.5(a) of the Base Indenture) to Noteholders, with respect to the Series 2020-VF1 Notes, a certification setting forth the Calculation Agent’s verification of the information set forth below:
(i)    the Advance Ratio for each Designated Pool, and whether the Advance Ratio for such Designated Pool exceeds [***]%;
(ii)    the Market Value Ratio for each Designated Pool, and whether the Market Value Ratio for such Designated Pool exceeds [***]%;
(iii)    a list of each Target Amortization Event for the Series 2020-VF1 Notes and presenting a yes or no answer beside each indicating whether each such Target Amortization Event has occurred as of the end of the Monthly Advance Collection Period preceding the upcoming Payment Date or the Advance Collection Period preceding the upcoming Interim Payment Date;
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(iv)    whether any Receivable, or any portion of the Receivables, attributable to a Designated Pool, has a Collateral Value of zero by virtue of the definition of “Collateral Value” or Section 4 of this Indenture Supplement;
(v)    a calculation of the Net Proceeds Coverage Percentage in respect of each of the three preceding Monthly Advance Collection Periods (or each that has occurred since the date of this Indenture Supplement, if less than three), and the arithmetic average of the three;
(vi)    the Monthly Reimbursement Rate for the upcoming Payment Date or Interim Payment Date;
(vii)    whether any Target Amortization Amount that has become due and payable has been paid;
(viii)    the PSA Stressed Nonrecoverable Advance Amount for the upcoming Payment Date or Interim Payment Date;
(ix)    the Trigger Advance Rate; and
(x)    the Claims Loss Coverage Amount, the Claims Loss Coverage Percentage and the Non-Recoverable Rate; and
In addition, prior to each Payment Date, the Servicer shall deliver to the Calculation Agent by electronic mail to [***] with subject reference “loanDepot Agency Advance Receivables Trust -For Posting” and the Calculation Agent shall promptly (no later than the next Business Day following its receipt) deliver by electronic means (including posting on the website pursuant to Section 3.5(a) of the Base Indenture) to the Noteholders of the Series 2020-VF1 Notes the following information: calculated as of the last fiscal quarter, the amount of each of Administrator’s: (A) Unrestricted Cash; (B) unrestricted Cash Equivalents; (C) the aggregate amount of unused capacity available to Administrator (taking into account applicable haircuts) under committed mortgage loan warehouse and repurchase facilities and mortgage servicing right facilities for which Administrator has unencumbered eligible collateral to pledge thereunder; and (D) net equity value of whole pool agency securities.
In addition to the information provided above, to the extent the Servicer Information is specifically provided to the Calculation Agent by the Servicer, the Calculation Agent shall promptly (no later than the next Business Day) deliver such Servicer Information by electronic means (including posting on the website pursuant to Section 3.5(a) of the Base Indenture) to the Noteholders of the Series 2020-VF1 Notes. “Servicer Information” shall include, without limitation, such other financial or non-financial information, documents, records or reports with respect to the Receivables or the condition or operations, financial or otherwise, of the Servicer.
(b)    Series Payment Date Report. In each Payment Date Report, the Indenture Trustee shall also report the Stressed Time Percentage. The Administrator shall provide to the Indenture Trustee for inclusion in the Payment Date Report an aging report with respect to all Receivables in a form acceptable to the Administrative Agent and the Indenture Trustee.
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(c)    Limitation on Indenture Trustee Duties. The Indenture Trustee shall have no independent duty to verify: (1) Tangible Net Worth, (2) the occurrence of any of the events described in (ii), (iv), (v) or (vi) clause of the definition of “Target Amortization Event,” or (3) compliance with clause (vi) of the definition of “Facility Eligible Servicing Contract.”
Section 10.    Conditions Precedent Satisfied.
The Issuer hereby represents and warrants to the Noteholders of the Series 2020-VF1 Notes and the Indenture Trustee that, as of the related Issuance Date, each of the conditions precedent set forth in the Base Indenture to the issuance of the Series 2020-VF1 Notes have been satisfied or have been waived in accordance with the terms thereof.
Section 11.    Representations and Warranties.
(a)    The Issuer, the Administrator, the Servicer and the Indenture Trustee hereby restate as of the related Issuance Date, or as of such other date as is specifically referenced in the body of such representation and warranty, all of the representations and warranties set forth in Sections 9.1, 10.1 and 11.14, respectively, of the Base Indenture.
(b)    Each of the Administrator and the Issuer represents, warrants, covenants and agrees that the final rules (the “U.S. Risk Retention Rules”) implementing the credit risk retention requirements of Section 15G of the Securities Exchange Act of 1934, as amended, are inapplicable to the transactions contemplated by this Indenture Supplement, because such transactions are not a “securitization transaction” within the meaning of the U.S. Risk Retention Rules.
Section 12.    Amendments.
(a)    Notwithstanding any provisions to the contrary in Article XII of the Base Indenture, but subject to the provisions set forth in Sections 12.1 and 12.3 of the Base Indenture, without the consent of the Noteholders of any Notes or any other Person but with the consent of the Issuer (evidenced by its execution of such amendment), the Indenture Trustee, the Administrator, the Servicer, and the Administrative Agent, at any time and from time to time, upon delivery of an Issuer Tax Opinion and upon delivery by the Issuer to the Indenture Trustee of an Officer’s Certificate to the effect that the Issuer reasonably believes that such amendment will not have an Adverse Effect, may amend this Indenture Supplement for any of the following purposes: (i) to correct any mistake or typographical error or cure any ambiguity, or to cure, correct or supplement any defective or inconsistent provision herein or any other Transaction Document; or (ii) to amend any other provision of this Indenture Supplement.
(b)    Notwithstanding any provisions to the contrary in Section 6.10 or Article XII of the Base Indenture, no supplement, amendment or indenture supplement entered into with respect to the issuance of a new Series of Notes or pursuant to the terms and provisions of Section 12.2 of the Base Indenture may, without the consent of the Series Required Noteholders, supplement, amend or revise any term or provision of this Indenture Supplement.
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(c)    For the avoidance of doubt, the Issuer and the Administrator hereby covenant that the Issuer shall not issue any future Series of Notes without designating an entity to act as “Administrative Agent” under the related Indenture Supplement with respect to such Series of Notes.
(d)    Any amendment, modification or supplement of this Indenture Supplement which affects the rights, duties, indemnities, obligations or liabilities of the Owner Trustee in its capacity as owner trustee under the Trust Agreement shall require the written consent of the Owner Trustee.
Section 13.    Counterparts.
This Indenture Supplement may be executed in counterparts, each of which when so executed and delivered shall be considered an original, and all such counterparts shall constitute one and the same instrument. The words “executed,” “signed,” “signature,” and words of like import in this Indenture Supplement or in any other certificate, agreement or document related to this transaction shall include, in addition to manually executed signature pages, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.
Section 14.    Entire Agreement.
This Indenture Supplement, together with the Base Indenture incorporated herein by reference, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and fully supersedes any prior or contemporaneous agreements relating to such subject matter.
Section 15.    Limited Recourse.
Notwithstanding any other terms of this Indenture Supplement, the Series 2020-VF1 Notes, any other Transaction Documents or otherwise, the obligations of the Issuer under the Series 2020-VF1 Notes, this Indenture Supplement and each other Transaction Document to which it is a party are limited recourse obligations of the Issuer, payable solely from the Trust Estate, and following realization of the Trust Estate and application of the proceeds thereof in accordance with the terms of this Indenture Supplement, none of the Noteholders of Series 2020- VF1 Notes, the Indenture Trustee or any of the other parties to the Transaction Documents shall be entitled to take any further steps to recover any sums due but still unpaid hereunder or
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thereunder, all claims in respect of which shall be extinguished and shall not thereafter revive. No recourse shall be had for the payment of any amount owing in respect of the Series 2020- VF1 Notes or this Indenture Supplement or for any action or inaction of the Issuer against any officer, director, employee, shareholder, stockholder or incorporator of the Issuer or any of their successors or assigns for any amounts payable under the Series 2020-VF1 Notes or this Indenture Supplement. It is understood that the foregoing provisions of this Section 15 shall not (a) prevent recourse to the Trust Estate for the sums due or to become due under any security, instrument or agreement which is part of the Trust Estate or (b) save as specifically provided therein, constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Series 2020-VF1 Notes or secured by this Indenture Supplement. It is further understood that the foregoing provisions of this Section 15 shall not limit the right of any Person to name the Issuer as a party defendant in any proceeding or in the exercise of any other remedy under the Series 2020-VF1 Notes or this Indenture Supplement, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against any such Person or entity.
Section 16.    Owner Trustee Limitation of Liability.
It is expressly understood and agreed by the parties hereto that (a) this Indenture Supplement is executed and delivered by WSFS, on behalf of the Issuer not individually or personally, but solely as Owner Trustee of the Issuer under the Trust Agreement, in the exercise of the powers and authority conferred upon and vested in WSFS as owner trustee under the Trust Agreement, (b) each of the representations, warranties, undertakings, obligations and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking, obligation, warranty or agreement by WSFS, but is made and intended for the purpose of binding only, and is binding only on, the Issuer, (c) nothing herein contained shall be construed as creating any liability on WSFS individually or personally, to perform any covenant or obligation of the Issuer, either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WSFS has made and will make no investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Indenture Supplement and (e) under no circumstances shall WSFS be personally liable for the payment of any indebtedness, indemnities or expenses of the Issuer or be liable for the performance, breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer or by WSFS as Owner Trustee on behalf of the Issuer under this Indenture Supplement or the other Transaction Documents, as to all of which recourse shall be had solely to the assets of the Issuer .
The parties hereto hereby acknowledge and agree that certain duties, rights and obligations of the Issuer hereunder will be exercised performed on behalf of the Issuer by the Administrator pursuant to the Administration Agreement, except to the extent the Owner Trustee is expressly obligated to perform such obligation under the Trust Agreement or expressly required under applicable law, and hereby acknowledge and accept the terms of the Trust Agreement as of the date hereof and (ii) under no circumstances shall the Owner Trustee have any duty or obligation to supervise or monitor the performance of the Issuer, or to supervise or monitor the performance or to exercise or perform the rights, duties or obligations, of the
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Custodian, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Servicer, the Administrator, the Administrative Agent or any other Person (except the Issuer as expressly set forth in the Transaction Documents) hereunder.
Section 17.    Maximum Committed VFN Principal Balance.
The holders of the Series 2020-VF1 Notes may in their discretion, but have no obligation to, fund any increase in the Aggregate VFN Principal Balance of the Series 2020-VF1 Notes that would result in the Aggregate VFN Principal Balance exceeding the Maximum Committed VFN Principal Balance.
Section 18.    Miscellaneous.
(a)    Notwithstanding any provision of the Base Indenture or any other Transaction Document to the contrary, each beneficial owner for U.S. federal income tax purposes of a Class of Notes that has both a Committed VFN Principal Balance and an Uncommitted VFN Principal Balance shall at all times beneficially own an equal, pro rata percentage of the Committed VFN Principal Balance and the Uncommitted VFN Principal Balance and shall not transfer any interest in such Note either directly or indirectly that does not represent to each beneficial owner of such interest (or the beneficial owner a Note or equity interest secured by such interest) an equal, pro rata percentage of the Committed VFN Principal Balance and the Uncommitted VFN Principal Balance.
(b)    If a Class of the Series 2020-VF1 Notes has both a Committed VFN Principal Balance and an Uncommitted VFN Principal Balance, (i) draws on such Class of Notes shall be allocated to the Committed VFN Principal Balance before allocation to the Uncommitted VFN Principal Balance (unless otherwise agreed to by the Administrator and the Administrative Agent) and (ii) payments on the principal balance of such Class of Notes shall be allocated to the Uncommitted Principal Balance before allocation to the Committed VFN Principal Balance (unless otherwise agreed to by the Administrator and the Administrative Agent).
Section 19.    Incorporation by Reference.
The terms and provisions of Section 6.5(o) of the Base Indenture and all such other terms and provisions applicable to Freddie Mac contained in the Base Indenture (including, without limitation, those terms and provisions where Freddie Mac is a third party beneficiary) are incorporated herein by reference as if fully set forth herein at length.

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IN WITNESS WHEREOF, loanDepot Agency Advance Receivables Trust, as Issuer, loanDepot.com, LLC, as Servicer and as Administrator, Citibank, N.A., as Indenture Trustee, Calculation Agent, Paying Agent, Custodian and Securities Intermediary, and JPMorgan Chase Bank, N.A., as Administrative Agent have caused this Indenture Supplement relating to the Series 2020-VF1 Notes, to be duly executed by their respective signatories thereunto duly authorized and their respective signatures duly attested all as of the day and year first above written.

[SIGNATURES FOLLOW]
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LOANDEPOT AGENCY ADVANCE RECEIVABLES TRUST, as Issuer
By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee

By: ______________________
Name:
Title:

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CITIBANK, N.A., as Indenture Trustee, Calculation Agent, Paying Agent, Custodian and Securities Intermediary, and not in its individual capacity

By: ______________________
Name:
Title:

34

LOANDEPOT.COM, LLC, as Servicer and as Administrator

By: ______________________
Name:
Title:

35

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By: ______________________
Name:
Title:
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SCHEDULE 1

Series Reserve Account with respect to the Series 2020-VF1 Notes

Bank Name:        [***]
ABA:             [***]
Account Number:     [***]
Account Name:     [***]
Ref:             [***]